As filed with the Securities and Exchange Commission on July 28, 2023
Securities Act File No. 333‑185238
Investment Company Act File No. 811‑22743

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 39	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 43	☒

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS
(Exact name of Registrant as Specified in Charter)

345 Park Avenue
28th Floor
New York, New York 10154
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 583‑5000
Peter Koffler, Esq.
c/o Blackstone Alternative Investment Advisors LLC
345 Park Avenue
28th Floor
New York, New York 10154
(Name and Address of Agent for Service)

COPY TO:
James E. Thomas, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.
It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On July 31, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

July 31, 2023

Blackstone

Blackstone Alternative Multi-Strategy Fund
a series of Blackstone Alternative Investment Funds
Class D Shares – BXMDX
Class I Shares – BXMIX
Class R Shares – BXMRX
Class Y Shares – BXMYX

Prospectus
Blackstone Alternative Investment Advisors LLC
345 Park Avenue
28th Floor
New York, New York 10154
Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

2	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	3
FUND SUMMARY
INVESTMENT OBJECTIVE
The investment objective of Blackstone Alternative Multi-Strategy Fund (the “Fund”) is to seek capital appreciation.
SUMMARY OF FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class D	Class I	Class R	Class Y
Management fees[1]	1.88%	1.88%	1.88%	1.88%
Distribution and/or service (12b-1) fees	0.25%	None	None	None
Other expenses	0.88%	0.86%	1.01%	0.79%
Dividends and interest expense on securities sold short and interest expense on reverse repurchase agreements[2]	0.41%	0.41%	0.41%	0.41%
Remainder of other expenses	0.47%	0.45%	0.60%	0.38%
Acquired fund fees & expenses[3]	0.79%	0.79%	0.79%	0.79%
Total annual fund operating expenses[4]	3.80%	3.53%	3.68%	3.46%

[1]	Includes management fees paid by the Subsidiaries (as defined below under “Principal Investment Strategies”).
[2]	Dividends and interest expenses on securities sold short and interest expense on reverse repurchase agreements has been restated to reflect current fees.
[3]	Acquired fund fees & expenses have been restated to reflect current fees.
[4]
Total annual fund operating expenses do not correspond to the ratios of expenses to average net assets provided in the Fund’s most recent annual report, which do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class D, Class I, Class R, or Class Y Shares of the Fund for the time periods indicated, that your dividends and distributions have been reinvested, and that you redeem all of your shares at the end of the periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table above. The first year of each period in the example takes into account any expense reimbursement/recoupment described herein. You may pay brokerage commissions on your purchases and sales of shares of the Fund, which are not reflected in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class D Shares	$382	$1,161	$1,958	$4,036

Class I Shares	$356	$1,083	$1,831	$3,801

Class R Shares	$370	$1,126	$1,902	$3,932

Class Y Shares	$349	$1,062	$1,798	$3,738
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 846% of the average value of its portfolio (182% of the average value of its portfolio had mortgage to be announced securities (“TBAs”) roll transactions been excluded).
PRINCIPAL INVESTMENT STRATEGIES
Blackstone Alternative Investment Advisors LLC (the “Adviser”) seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. The Adviser allocates the Fund’s assets among sub-advisers with experience managing alternative investment strategies (the “Sub-Advisers”) and among Investment Funds (as described below) generally employing alternative investment strategies. The Adviser also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments. In pursuing the Fund’s investment objective, the Adviser seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets. The main strategies of the Fund and Investment Funds include:
Equity Hedge Strategies, which employ both long and short positions in primarily equity securities and equity- related derivatives.
Event-Driven Strategies, which focus on event-linked, reinsurance-related, acquisition-related, and other types of instruments, including equities, debt income securities, and derivatives that are currently or may be prospectively affected by transactions or events, including mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance, other capital structure adjustments, shareholder activism, or triggering events relating to weather, natural disasters, and other catastrophes.
Macro Strategies, which seek to profit from movements in, or risks related to, underlying macroeconomic variables and/or risk premia factors, and the impact those variables and factors have on equity, fixed income, currency, and/or commodity markets.

4	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

Relative Value Strategies, which focus on potential valuation discrepancies in related financial instruments.
Multi-Strategy Strategies, which employ a wide variety of strategies, including some or all of those described above, with allocations among such strategies based upon analysis of fundamental, statistical, technical, or other factors.
The Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. A Sub-Adviser may be engaged to employ two or more strategies with respect to its allocated portion of the Fund’s assets or to manage two or more separate allocated portions of the Fund’s assets. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser or to manage directly. The Adviser will adjust allocations from time to time among strategies or Sub-Advisers based on its assessment of market conditions and/or Sub-Adviser strategies. The Adviser, from time to time, has chosen not to allocate to certain Sub-Advisers, and there may be lengthy periods of time when there is no allocation to one or more Sub-Advisers or strategies described in this Prospectus. In allocating the Fund’s assets among alternative strategies, the Adviser reviews a number of quantitative and qualitative factors, including, without limitation, macroeconomic scenarios, market sentiment, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy. For additional information, see “More on Fund Management—Adviser and Sub-Advisers—Selection of Sub-Advisers.”
The Adviser may retain discretionary and non-discretionary Sub-Advisers for the Fund. Each discretionary Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to it. Each non-discretionary Sub-Adviser implements its investment strategy in coordination with the Adviser in the Adviser’s discretion. The Adviser has the responsibility to oversee each Sub-Adviser, subject to the ultimate oversight of the Fund’s board of trustees (the “Board of Trustees”). The Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.
The Adviser recommends the hiring, termination, and replacement of Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the Securities and Exchange Commission (the “SEC”). This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser. In accordance with a separate exemptive order that the Trust and the Adviser have obtained from the SEC, the Board of Trustees may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.
The Adviser has currently entered into sub-advisory agreements with, and may allocate the Fund’s assets to, the following Sub-Advisers:

Discretionary Sub-Advisers	Principal Strategy
Aperture Investors, LLC	Equity Hedge Strategies
Bayforest Capital Limited	Multi-Strategy Strategies
Bayview Asset Management, LLC	Relative Value Strategies
Blackstone Liquid Credit Strategies LLC	Relative Value Strategies
Blackstone Real Estate Special Situations Advisors L.L.C.	Relative Value Strategies
Caspian Capital LP	Event-Driven Strategies
Clear Sky Advisers, LLC	Macro Strategies
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies
Endeavour Capital Advisors Inc.	Equity Hedge Strategies
Fir Tree Capital Management, LP	Relative Value Strategies
Fort Baker Capital Management LP	Event-Driven Strategies
Jasper Capital Hong Kong Limited	Equity Hedge Strategies
Magnetar Asset Management LLC	Event-Driven Strategies
Mariner Investment Group, LLC	Relative Value Strategies
Melqart Asset Management (UK) Limited	Macro Strategies
Merritt Point Partners LLC	Macro Strategies
Mesarete Capital LLP	Relative Value Strategies
Nephila Capital Ltd.	Event-Driven Strategies
North Reef Capital Management LP	Equity Hedge Strategies
Sage Rock Capital Management LP	Event-Driven Strategies
Seiga Asset Management Limited	Equity Hedge Strategies
Seven Grand Managers, LLC	Event-Driven Strategies
Trailstone Commodity Trading US, LLC	Macro Strategies
Two Sigma Advisers, LP	Equity Hedge Strategies
Waterfall Asset Management, LLC	Relative Value Strategies

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	5

The investment strategy for each Sub-Adviser listed above is its principal strategy, but the Sub-Advisers may also implement other investment strategies with the portion(s) of the Fund’s assets allocated to them. There may be periods of time when there is no allocation to one or more Sub-Advisers or strategies described above. For example, although this could change at any time, as of the date of this Prospectus, there is no allocation to Endeavour Capital Advisors Inc., Nephila Capital Ltd., and Waterfall Asset Management, LLC.
The Adviser manages Fund assets not allocated to the Sub-Advisers. In doing so, the Adviser may manage assets through allocations to Investment Funds, may instruct Sub-Advisers with respect to particular investments, may take hedging positions, and may otherwise engage in direct investing subject to applicable law and the policies, procedures, and internal guidelines of the Adviser and the Fund. Under normal circumstances, the Adviser may manage up to 35% of the Fund’s assets directly. Discretionary allocations to any Sub-Advisers that are affiliates of the Adviser, allocations to non-discretionary Sub-Advisers, cash and cash equivalents held by the Adviser for portfolio management purposes, and investments made for hedging purposes or in connection with temporary defensive positions are not considered to be part of the 35% of Fund assets the Adviser may manage directly. The Adviser has adopted additional limitations on assets managed directly and through affiliated Sub-Advisers. Such limits may change from time to time at the sole discretion of the Adviser. See the Potential Conflicts of Interest section in the Statement of Additional Information (“SAI”) for more information.
The Adviser may invest up to 25% of the Fund’s assets in unaffiliated hedge funds, funds traded publicly on foreign exchanges, funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS funds”), real estate investment trusts (“REITs”), business development companies (“BDCs”), open-end and closed-end registered investment companies (including without limitation unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”)), and other commingled investment vehicles (collectively, the “Investment Funds”). A portion of the Investment Funds (no more than 15% of the Fund’s net assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.
The Fund’s assets may be invested in one or more of its three wholly-owned and controlled subsidiaries (the “Subsidiaries”). One of the Subsidiaries is formed under the laws of the Cayman Islands (the “Cayman Subsidiary”) and two are formed as limited liability companies under the laws of the State of Delaware (each, a “Domestic Subsidiary” and together, the “Domestic Subsidiaries”). The Cayman Subsidiary invests, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiaries invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The Adviser advises each Subsidiary and may retain one or more Sub-Advisers to manage the Fund’s assets and/or the assets of one or more Subsidiaries.
In addition, certain Sub-Advisers will (and the Adviser and other Sub-Advisers may) obtain for the Fund synthetic exposure to investment strategies through the use of one or more total return swaps or structured notes (a “Basket Swap” or a “Basket Note”). For a Basket Swap, the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, commodities, and/or commodity interests identified by the Sub-Adviser (or the Adviser) and/or managed in an account by the Sub-Adviser. For a Basket Note, the Fund or a Subsidiary purchases a note from an issuer in exchange for receiving from the issuer payments that reflect the return of an account through which the Sub-Adviser (or the Adviser) manages a portfolio reflecting a basket of securities, derivatives, commodities, and/or commodity interests. The Sub-Adviser (or the Adviser) will select and manage the securities, derivatives, commodities, and/or commodity interests underlying the Basket Swap or the Basket Note in a manner consistent with the Fund’s strategies. The Fund’s investment returns on Basket Swaps or Basket Notes generally will correspond to the Fund’s returns had the Sub-Adviser managed the notional equivalent of the Fund’s assets directly (although returns on Basket Swaps or Basket Notes will be reduced by financing charges and trading costs incurred by the Basket Swap counterparty or Basket Note issuer). The Fund may from time to time obtain a significant portion of its investment exposure through Basket Swaps and/or Basket Notes.
The Fund has investment exposure, directly or indirectly through the Subsidiaries, Basket Swaps, Basket Notes, or Investment Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets (including emerging markets). (Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its indirect investment exposure and risks through the Subsidiaries, Basket Swaps, Basket Notes, or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in any of its investments. The Fund has flexibility in its allocation to asset classes, market sectors, and instruments and will vary the percentage of its assets invested in each asset class, market sector, and instrument from time to time. Other than limits described herein and in the SAI, there is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities or other property throughout the world on recognized markets, in private placements, and through both initial and secondary underwritten offerings (including Rule 144 and 144A securities, which are securities that may be resold without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to an exemption from registration under the 1933 Act). To the extent permitted by the Investment Company Act of 1940, as amended, (the “1940 Act”), the Fund may invest a significant portion of its assets in a variety of commodity and other instruments, including California Carbon Allowances (“CCAs”) and futures on CCAs. The Fund may have significant investment leverage (directly or indirectly) as a result of its use of derivatives, including Basket Swaps, its

6	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
use of Basket Notes, or its investments in Investment Funds. Additionally, the Fund may lend its portfolio securities, and may use the collateral it receives for the securities on loan to purchase any investment, which may result in investment leverage.
The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (on both U.S. and foreign markets (including emerging markets, which may include frontier markets)), which may include common stocks, preferred stocks, convertible securities, depositary receipts, ETFs, REITs, and partnership interests, rights and warrants, or securities or other instruments whose price is linked to the value of the common stock, and securities issued by special purpose acquisition companies (“SPACs”) (i.e., typically publicly traded companies that raise funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with unaffiliated companies to be identified subsequent to the IPO) or similar special purpose entities that pool funds to seek potential acquisition opportunities.
The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (on both U.S. and foreign markets (including emerging markets, which may include frontier markets)) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (on both U.S. and foreign markets (including emerging markets, which may include frontier markets)), including inflation-indexed securities, debt securities of any duration, maturity, or credit rating (including below investment grade debt securities (commonly known as “junk bonds”)) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), adjustable rate securities, stripped securities (i.e., securities resulting from the separation of income and principal components of debt securities, such as interest-only debt securities), net interest margin securities (i.e., securities based on the value of excess cash flows received by underlying mortgage-backed securities), bank and direct loans, loan assignments and loan participations, bankruptcy or trade claims, and event-linked instruments (including catastrophe bonds).
The derivative instruments in which the Fund may invest include futures and forward contracts, such as index, interest rate, commodity, or government bond futures and TBAs; swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps), currency swaps, swaptions, volatility and variance swaps (which provide exposure to the future volatility of an asset without exposure to the direction of price movements of that asset), and/or contracts for difference; call and put options, including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts, over-the-counter (“OTC”) options, currency options, and non-standard options, including digital options (otherwise known as binary options or all-or-nothing options) and barrier options, which come into existence (“knock-in”) or cease to exist (“knock-out”) if the price of a reference asset reaches a particular threshold before the contract’s expiration; warrants and rights; and any security described above issued by a SPAC. The Fund may invest in derivative instruments with various types of reference assets, including without limitation equities, bonds, or other securities, currencies, interest rates, physical commodities or commodity interests, market-based or other indices, or a combination of the foregoing. The Fund may also invest in foreign currency futures, forwards, or exchange contracts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions. At times, the Fund may invest a significant portion of its assets in derivative instruments. In addition to derivative instruments, the Fund may also invest in repurchase agreements, or reverse repurchase agreements, and purchase and sale contracts. See the Additional Information on Investment Techniques of the Fund and Related Risks—Swap Contracts and Other Two-Party Contracts section of the SAI for more information.
From time to time, the Fund may have substantial exposure to a particular asset class, industry, sector, country, or region.
The Fund operates as a diversified open-end investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
PRINCIPAL INVESTMENT RISKS
An investment in the Fund entails substantial risks and includes alternative investment and trading strategies not employed by traditional mutual funds. You may lose part or all of your investment and/or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a summary description of the principal risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in the Subsidiaries and Investment Funds. Any decision to invest in the Fund should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.
The relative significance of the principal risks identified below, at any given time, will vary depending on the specific composition of the Fund’s investment portfolio from time to time and the allocation of the Fund’s assets among the various investment strategies, which will change over time (potentially frequently and significanty).
As applicable, references to the “Fund” mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “Manager” mean any one or more of the Adviser, Sub-Advisers, and advisers to the Investment Funds.
Investment and Trading Risks in General
Market Risk and Selection Risk. The Fund is subject to market risk and selection risk. Market risk is the risk that one or more markets in which the Fund invests will decline in value, including the possibility that the markets will decline sharply and unpredictably.

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	7
While a Manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those caused by epidemics and pandemics, economic, natural, and man-made disasters, government action, or significant geopolitical events such as war, terrorism, sanctions, tariffs, or trade disputes, could adversely affect the liquidity and volatility of securities held by the Fund and could increase the Fund’s exposure to the other risks detailed in this Prospectus.
Market environment changes may adversely affect the performance of a model and amplify losses. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Selection risk is the risk that the investments held by the Fund will underperform the markets, the relevant indices, or the investments selected by other funds with similar investment objectives and investment strategies. The Adviser’s or a Sub-Adviser’s judgment about the attractiveness, value, or growth potential of a particular investment may be incorrect and the investment techniques used by the Adviser or Sub-Adviser may fail to produce desired results. Further, the Fund could be prevented from executing investment decisions at an advantageous time or price as a result of increased or changing regulations or as a result of domestic or global market disruptions, including disruptions causing heightened market volatility and reduced market liquidity. Thus, investments that the Adviser or a Sub-Adviser believes represent an attractive opportunity may be unavailable entirely or in the specific quantities or prices sought by the Fund. As a result, the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Equity Securities Risk. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities are subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, are subject to counterparty credit risk, and may create investment exposure greater than the initial investment.

•
Contracts for Difference. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

•
Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. These markets can experience periods of illiquidity, sometimes of significant duration, and disruptions, such as unusually high trading volume, political intervention or other factors. In addition, because of the low margin deposits normally required in forward trading, a high degree of leverage is typical of a forward trading account. As a result, a relatively small price movement in a forward contract may result in substantial losses to the Fund. In addition, the Fund is exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Some counterparties with whom the Fund transacts may not be rated investment grade. Such market illiquidity, disruption, or risks could result in substantial losses to the Fund.

•
Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Moreover, futures positions are marked to market each day and variation margin payments must be paid to or by the Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

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Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss. Equity, foreign currency, or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.

•
Swap Agreements. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result

8	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations, that the Fund will be able to enforce its rights, or that the Fund will pursue actions to enforce such contractual rights or seek such contractual remedies. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Basket Swaps are subject to the particular risk that the basket does not perform as anticipated. Like all swaps, this risk will be amplified by any leverage embedded in the Basket Swap.

Debt Securities Risk. Debt securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

•
Credit Market Liquidity Risk. Some debt securities, including some asset-backed securities and structured credit products, are more thinly traded than equity securities and are subject to the risk of a sudden loss of liquidity in the event of a market disruption or shock that may not be proportionate to, or even related to, the fundamentals of the investment. If the Fund becomes forced to sell such assets at this time, the sales could be subject to significant losses.

•
Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The debt securities of some companies may be riskier than the stocks of others.

•
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•
Inflation Risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time.

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Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. While interest rates in the United States have been at historically low levels in recent periods, the U.S. Federal Reserve has recently increased interest rates significantly in light of intensifying inflationary pressures and it may continue to do so. As interest rates have risen, rates across the financial system have risen as well and may continue to rise. A continued increase in interest rates could have a material adverse effect on fixed income investments and on the performance of the Fund. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

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Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•	Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
Counterparty Credit Risk. The stability and liquidity of many derivative and securities lending transactions depend in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of the Fund’s securities and other assets from such counterparty will be extinguished, delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty. At times, including when the Fund has entered into a Basket Swap, the Fund will have significant exposure to a single counterparty.
Liquidity Risk. Some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, privately placed securities, and/or commodity-related investments may be difficult to sell, or illiquid, particularly during times of market turmoil. Investments in Investment Funds are often illiquid and some Investment Funds may not permit withdrawals or may make in-kind distributions of illiquid securities when the Fund desires to divest. Illiquid securities may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or for other cash needs, the Fund may suffer a loss.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of portfolio investments, resulting in lower asset values and losses to Fund investors. For example, wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, countries may impose wage and price controls or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. This risk is elevated compared to historical market conditions because of recent monetary policy measures, the current interest rate environment, and the historically high prevailing inflation rates. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s

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investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the value of shareholders’ investments in the Fund.
Risks Specific to Investments in Investment Funds. In addition to risks relating to their direct investments, Investment Funds often involve additional special risks not present in direct investments. Investors in the Fund bear two layers of fees and expenses at both the Fund level and the Investment Fund level. The Fund’s investments in Investment Funds are priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations are used to calculate fees payable to the Adviser and the net asset value of the Fund’s shares. The Adviser is also dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. Some Investment Funds are not registered as investment companies under the 1940 Act, and therefore, the Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, are also subject to transfer or redemption restrictions that impair the liquidity of these investments, and some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Incentive fees charged by advisors of Investment Funds also creates an incentive for such advisors to make investments that are riskier or more speculative than in the absence of these fees. To the extent an Investment Fund invests in a special situation investment (an investment in securities or other instruments that an Investment Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investment Fund designates as a special situation investment), the Fund’s ownership interest with respect to such special situation investment generally may not be withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized. The Fund also may purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment.
Commodities-Related Investments Risk. The value of commodities and commodity-linked derivative investments can be extremely volatile and exposure to commodities could cause the value of the Fund’s shares to decline or fluctuate in a more rapid and unpredictable manner. The value of commodities and commodity-linked derivative instruments may be directly or indirectly affected by many factors, including changes in market movements, volatility, increases or decreases in production or availability, fluctuations in demand, changes in interest rates or foreign currency exchange rates, real or perceived inflationary trends, population growth and changing demographics, or factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions or catastrophes, livestock disease, pandemics, depletion of natural reserves or deposits, insufficient storage capacity, competition from substitute products, transportation bottlenecks or shortages, war, terrorist or criminal activity, failures of infrastructure, embargoes, sanctions, tariffs and international economic, political, and regulatory developments. Such events may have a disproportionate impact on the prices of commodities that are produced in a limited number of countries or that are controlled by a small number of producers. Should the Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, government regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. Natural resources companies may be affected by factors such as changes in overall market movements, commodity price volatility, changes in interest rates, or sectors affecting a particular industry or commodity sought as a drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. The active trading market for certain commodities may be limited, and adverse market conditions may impair the liquidity of actively traded commodities investments. As a result, it may not always be possible for the Fund to liquidate commodity-related investments at an advantageous time or price, which may subject the Fund to additional liquidity risk. Certain types of commodities instruments are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Exposure to commodities and commodities markets may subject the value of the Fund’s investments (and therefore the Fund) to greater volatility than other types of investments.
Structured Products Risk. Holders of structured products bear risks of the underlying investments, index, or reference obligation and are subject to counterparty credit, valuation, and liquidity risks. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the reference instruments may decline in value or default; the possibility that changes in the reference instrument will reduce the interest rate or principal amount payable on maturity; and the possibility that the position is subordinate to other classes. Structured products may be less liquid than other types of securities and more volatile than the reference instrument. Basket Notes are subject to the particular risk that the basket does not perform as anticipated. This risk will be amplified by any leverage embedded in the note.
Real Estate and REIT Investment Risk. Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Additionally, rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

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California Carbon Allowance (CCA) Risk. The Fund invests in California Carbon Allowances (“CCAs”) and/or futures on CCAs. Political, judicial, and regulatory developments in California or at the federal level may adversely affect the value of CCAs, including, without limitation, due to the revocation of CCAs or due to changes to or termination of the cap-and-trade program under which CCAs are traded (including changes to emission limits or a decision by California to not extend the program). Any disruptions to the auction platform through which CCAs are purchased, the market tracking system supporting the CCA market through which CCAs are tracked and traded, or the third-party administrators that administer the auctions and hold the bid guarantees, including without limitation disruptions resulting from cyberattacks or other cyber-security incidents, could negatively affect the value of CCAs. The trading, settlement, safekeeping, and valuation processes used in the CCA market generally are less developed than in equity markets and may create risks to the Fund.
Foreign Investments and Emerging Markets Risk. The Fund invests in securities of non-U.S. issuers, including those located in foreign and developing countries, which involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries, including countries considered to be frontier markets.
Event-Driven Trading Risk. To the extent the Fund seeks to profit from the occurrence of specific corporate or other events, a delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.
Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay, refuse, or be unable to pay interest or repay principal on its sovereign debt. This risk is heightened for emerging and frontier market issuers, for government entities in countries experiencing economic downturns, or both.
Mortgage- and Asset-Backed Securities Risk. The Fund invests in mortgage- and asset-backed securities. Mortgage- and asset-backed securities are subject to credit, interest rate, inflation, valuation, liquidity, prepayment and extension risks (see “Debt Securities Risk” above). These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.
Short Sales Risk. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Collateralized Debt Obligations Risk. Collateralized debt obligations (“CDOs”), including collateralized loan obligations, are subject to credit, interest rate, valuation, liquidity, prepayment, and extension risks. These securities also are subject to risk of default on the underlying asset. CDOs typically issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, liquidity crises, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class.
Leverage Risk. To the extent permitted under the 1940 Act, the Fund may borrow money or engage in other transactions, such as investments in derivatives or lending its securities and using the collateral to purchase any investment, that create investment leverage for investment or other purposes. As a result, the allocation to Sub-Advisers, together with the assets managed directly by the Adviser, may exceed 100% of the Fund’s net assets. Use of leverage can produce volatility and may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, which increases the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any regulatory requirements. Futures contracts, options on futures contracts, forward contracts, and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.
Below Investment-Grade Instruments Risk. The Fund is permitted to invest in unrated or below-investment grade debt or so called “junk bonds.” Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are speculative, high-risk investments that may cause income and principal losses for the Fund.
Investment Company and ETF Risk. The risks of investment in investment companies (including money market funds or BDCs) and ETFs typically reflect the risks of the types of instruments in which the investment companies and ETFs invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF.
TBA Risk. In the TBA market, the seller agrees to deliver the mortgage-backed securities for an agreed-upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller. The purchaser of TBA securities generally is subject to increased market risk relative to direct purchasers of mortgage-backed securities because the delivered securities may be less favorable than anticipated by the purchaser. Finalized but not yet effective Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that would, if implemented, require a Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. If those rules are

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implemented, the required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. Investments in TBAs may create leverage.
New Issue Risk. “New issues” are initial public offerings (“IPOs”) of securities. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
Loan Risk. The risks associated with bank and direct loans and participations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade.
Special Purpose Acquisition Company (SPAC) Risk. The Fund invests in stock, warrants, rights, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with an unaffiliated company (the “de-SPAC Transaction”) to be identified subsequent to the SPAC’s IPO. SPACs often are used as a vehicle to transition a company from private to publicly-traded. The securities of a SPAC often are issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional full or partial shares. Unless and until a de-SPAC Transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. In connection with a de-SPAC Transaction, the SPAC may complete a private investment in public equity (“PIPE”) offering with certain investors. The Fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction. If a de-SPAC Transaction that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. To the extent the Fund holds the warrants and rights issued by a SPAC until completion of a de-SPAC Transaction, the Fund is exposed to greater risk of loss if a transaction does not close within the pre-established period of time. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable de-SPAC Transaction. There is no guarantee that the SPACs in which the Fund invests will complete a de-SPAC Transaction or that any de-SPAC Transaction completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. SPACs are subject to increasing scrutiny and potential legal challenges or regulatory developments (as of the date of this Prospectus, the SEC has proposed additional disclosure and other rules that would apply to SPACs) may limit their effectiveness or prevalence.
Warrants and Rights Risk. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Relative Value Strategies Risk. Relative value strategies utilized in the Fund depend on the Adviser’s or the Sub-Advisers’ ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments, and are subject to the risk that the Adviser’s or the Sub-Advisers’ evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which the Fund invests.
Arbitrage Strategies Risk. The Fund is permitted to invest in securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If the proposed transaction is delayed or appears likely not to be consummated or in fact is not consummated, the market price of the security may decline sharply, which would result in a loss to the Fund. In addition, if a Manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price, subjecting such purchases to a high degree of risk.
Distressed Securities Risk. Because investments in distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations typically involve substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss equal to or exceeding the original investment.
Bankruptcy Process and Trade Claims Risk. The Fund may purchase bankruptcy claims and trade claims. With regard to bankruptcy claims, there are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company and cause it to be incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being finalized. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. The Fund may also purchase trade claims against

12	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for unpaid goods delivered, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are typically unsecured. An investment in trade claims is very speculative, is often illiquid, and carries a high degree of risk. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.
Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by, among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.
Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory, or other market events.
Market Capitalization Risk. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.
Convertible Securities Risk. If market interest rates rise, the value of a convertible security tends to fall. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value typically changes based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, are more exposed to the risks of the underlying common stock.
Non-Exchange Traded Securities Risk. Non-exchange traded securities, including privately placed securities, may be illiquid and have little to no price transparency, which may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
Government Issued Securities Risk. U.S. government securities are subject to market and interest rate risk. Market prices of zero coupon U.S. Treasury securities and zero coupon securities issued by governmental agencies or financial institutions generally are more volatile than the market prices of securities that pay interest periodically.
Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligations under the agreement, the Fund may suffer delays, incur costs, and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security underlying the agreement and the market value of the security declines, the Fund may lose money.
Event-Linked Instrument Risk. Investing in event-linked bonds, including bonds known as “catastrophe bonds,” and other event-linked instruments involves unique risks. If a trigger event, such as a hurricane, earthquake, or other physical or weather-related phenomenon, causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked instruments have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. In addition to specified trigger events, event-linked instruments expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk.
Activist Strategies Risk. The Fund is permitted to purchase securities of companies that are the subject of proxy contests or that activist investors (including, potentially, a Manager) are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.
Risks Associated with Adviser, Sub-Advisers, and the Operation of the Fund
Allocation Risk. The Fund’s ability to achieve its investment objective and maintain lower volatility than the broader equity markets depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix

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of Sub-Advisers, Investment Funds, and other investments. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value, or market trends affecting a particular asset class, investment strategy, Sub-Adviser, Investment Fund, or other issuer is incorrect.
Multi-Manager Risk. The multi-manager strategy employed by the Fund involves special risks, which include:

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Differential Strategy Risk. Certain Managers have experience in investment-related activities and in managing private investment funds, but limited experience as managers of a registered investment company, which, unlike private investment funds, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Due to differences in regulatory requirements, the investment strategies of such Managers may have different results in the Fund than they do for other funds or accounts managed by the Managers that are not subject to the protections of the 1940 Act.

New Sub-Adviser Risk. Certain Managers have limited operating and performance histories and/or limited experience managing investment funds. This may result in lower than expected performance, operational and investment inefficiencies, and/or errors. In addition, the departure of one or more key employees of a Manager may significantly affect a Manager’s ability to operate or perform as expected.

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Use of Multiple Sub-Advisers Risk. No assurance can be given that the collective performance of the Managers will result in profitable returns for the Fund as a whole. Positive performance achieved by one or more Manager may be offset – or even outweighed – by negative performance experienced by other Managers. In addition, Managers may make investment decisions that conflict with each other; for example, at any particular time, one Manager may be purchasing shares of an issuer whose shares are being sold by another Manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. Alternatively, two or more Managers may employ similar strategies or invest in some of the same assets, resulting in less diversification to the Fund than is expected or desired.

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Unregistered Sub-Adviser Risk. Certain Sub-Advisers may not be registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) because they do not provide advice with respect to securities. These Sub-Advisers are not subject to the same regulatory requirements and oversight as other Sub-Advisers, and the Fund will not benefit from the regulatory protections afforded by the Advisers Act with respect to those Sub-Advisers. There is a risk that an unregistered Sub-Adviser may inadvertently engage in activities that would require the Sub-Adviser to register under the Advisers Act or cease to act as a Sub-Adviser to the Fund.

Large Purchase or Redemption Risk. The Fund is used as an investment in certain model portfolios or other asset allocation programs sponsored by financial intermediaries and may have a large percentage of its shares held in such programs. The Fund may experience large redemptions or large purchases if any of these programs reduce or increase their targeted allocations to the Fund. Other large investors also may have a significant ownership stake in the Fund. Large redemption or purchase activity could have adverse effects on performance to the extent that the Fund incurs additional costs or is required to sell securities, invest cash, or hold a relatively large amount of cash at times when it would not otherwise do so.
Conflicts of Interest Risk. The Adviser and Sub-Advisers have conflicts of interest that could interfere with their management of the Fund. These conflicts, which are described in more detail in the SAI, include, without limitation:

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Allocation of Investment Opportunities. The Adviser and Sub-Advisers (or their affiliates) manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser, a Sub-Adviser or their affiliates. None of the Adviser, the Sub-Advisers or their affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other funds and/or accounts managed by them, for the benefit of the management of the Fund. No affiliate of the Adviser or a Sub-Adviser is under any obligation to share any investment opportunity, including an investment technique, idea, model or strategy, with the Fund. The portfolio compositions and performance results therefore will differ across the Fund and other such funds and/or accounts. These conflicts of interest are exacerbated to the extent that the Adviser’s or Sub-Advisers’ other clients are proprietary or pay them higher fees or performance-based fees. In addition, as a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability to make investments or enter into other transactions alongside other clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Even if the Fund and any such other clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

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Financial Interests in Service Providers. The Adviser or Sub-Advisers and their affiliates have financial interests in certain service providers to the Fund. For example, the Adviser utilizes technology offered by Arcesium LLC (“Arcesium”) to provide certain middle- and back-office services to the Fund. The parent company of a Sub-Adviser owns a controlling, majority interest in Arcesium and the Adviser owns a non-controlling, minority interest in Arcesium.

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Financial Interests in Sub-Advisers. The Adviser and its affiliates have financial interests in asset managers that may sub-advise the Fund. Any allocation by the Adviser to a subsidiary or other affiliate that is a Sub-Adviser to the Fund benefits Blackstone Inc. (“Blackstone”) and any redemption or reduction of such allocation would be detrimental to Blackstone, creating potential conflicts of interest in allocation decisions.

14	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

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Other Activities of the Adviser or Sub-Advisers. The activities in which the Adviser or Sub-Advisers and their affiliates are involved on behalf of other accounts could limit or preclude the flexibility that the Fund would otherwise have to participate in certain investments.

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Selection of Sub-Advisers. The Adviser compensates the Sub-Advisers out of the management fee it receives from the Fund, which creates an incentive for the Adviser to select Sub-Advisers with lower fee rates, select Sub-Advisers that are affiliated with the Adviser, or manage assets directly.

Limitations on Transactions with Affiliates. The 1940 Act limits the Fund’s ability to enter into certain transactions with affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by Blackstone or its affiliates. However, the Fund may under certain circumstances purchase such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company. The ability of the Adviser to recommend actions in the best interest of the Fund might be impaired under certain conditions, including, but not limited to, in insolvency or near-insolvency situations.
Cyber Security Risk. Cyber security incidents and cyber-attacks (including denial of service attacks, ransomware attacks, and social engineering attempts (such as business email compromise attacks)) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future (including as a consequence of the increased frequency of virtual working arrangements).
Blackstone, the Fund, the Managers and Investment Funds, their service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions, and such systems are subject to a number of different cyber-security-related threats or risks. The Adviser, Sub-Advisers, other service providers (including, but not limited to, Fund accountants, custodians, transfer agents, and administrators), and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from cyber security breaches, computer viruses or other malicious code, ransomware attacks, network failures, computer and digital infrastructure failures, infiltration by unauthorized persons and other security breaches, or usage errors by their respective professionals or service providers, power, communications or other outages, or catastrophic events such as fires, tornadoes, floods, hurricanes, earthquakes, pandemics, wars, and terrorist attacks. Third-parties may also attempt to fraudulently induce employees, customers, third-party service providers or other users of Blackstone’s, the Fund’s, the Managers’, Investment Funds’, or their respective service providers’ systems to disclose sensitive information in order to gain access to Blackstone’s, the Fund’s, the Managers’ and Investment Funds’ data or that of Fund shareholders and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. If unauthorized parties gain access to any information and technology systems of Blackstone, the shareholders, the Managers and Investment Funds, or certain service providers, or if personnel abuse or misuse their access privileges, they may be able to steal, publish, delete, or modify private and sensitive information, including nonpublic personal information related to the Investors (and their beneficial owners) and material nonpublic information (or information that might be so characterized).
Although Blackstone and the Adviser have implemented, and Sub-Advisers and service providers may implement, various measures to manage risks relating to these types of events, such measures could prove to be inadequate and, if compromised, information and technology systems could become inoperable for extended periods of time, cease to function properly, or fail to adequately secure private information. Neither Blackstone nor the Sub-Advisers control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to Blackstone, Sub-Advisers, or the Fund, each of whom could be negatively impacted as a result. Breaches such as those involving covertly introduced malware, impersonation or manipulation of authorized users and industrial or other espionage may not be identified, even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. There are also inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The failure of these systems or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, Sub-Advisers’, or other service providers’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to the Fund’s shareholders, material nonpublic information and the intellectual property and trade secrets and other sensitive information in the possession of Blackstone and/or the Managers.
Cyber-attacks or technical malfunctions could interfere with the processing of shareholder or other transactions, affect the Fund’s ability to calculate its NAV, impede trading, or render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Blackstone, the Fund and/or the Managers could be required to make a significant investment to remedy the effects of any such failures, including harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity and other events that may affect their business and financial performance.
Information relating to investments in the Fund has been and will in the future be delivered electronically. There are risks associated with such electronic delivery including, but not limited to, that e-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	15

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.
Tax Risk. The Fund’s ability to pursue its investment strategy may be limited by the Fund’s intention to qualify for treatment as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Fund’s strategy may bear adversely on the Fund’s ability to so qualify. In order to qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income each taxable year from certain specified sources (“qualifying income”) and meet certain requirements with respect to the diversification of assets and the distribution of income and gains. The amount, timing and character, including under Subchapter M, of the Fund’s income in respect of certain Fund investments are uncertain. Further, the Fund’s investments in and through underlying entities such as the Cayman Subsidiary and other investment vehicles may also make it difficult for the Fund to meet the RIC qualification requirements regarding the diversification of its assets. It is possible that the Fund may fail to meet any of these requirements, in which case the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net long-term capital gains, generally would be taxable to shareholders as ordinary income. The Fund’s failure to qualify and be taxed as a RIC could significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Cayman Subsidiary or other investment vehicles in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to U.S. taxes, which could significantly reduce shareholders’ returns on their investments in the Fund. See “Tax Considerations” below.
Model and Technology Risk. Certain Managers use investment programs that are fundamentally dependent on proprietary or licensed technology through such Manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution and trade allocation systems, and/or risk management systems. These strategies and systems may not be successful on an ongoing basis, could contain errors, omissions, imperfections, or malfunctions, or could be degraded, corrupted, or compromised. In addition, a Manager’s strategies and systems may operate effectively in isolation, but may generate unintended consequences when interfacing with trading, risk, or other investment tools, models, systems, or databases. Any errors, omissions, imperfections, malfunctions, degradations, corruptions, or compromises in strategies or systems could affect the ability of the Manager to implement its investment program. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather, organize, and analyze large amounts of data from third-parties and other external sources. Defects in algorithmic trading systems are often extremely difficult to detect and some may go undetected for long periods of time or may never be detected. The adverse impact caused by such defects can compound over time. For strategies that involve high or ultra-high frequency trading, the compounding of adverse impact could be accelerated and create significant losses before the trading can be interrupted. There is no guarantee that safety mechanisms like “circuit breakers” or other automatic interruption mechanisms at a Manager or at an exchange will prevent significant losses. More specifically, as it is not possible or practicable for a Manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, Managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate investment and trading decisions. The model may be more effective with certain instruments than others, and Managers may not be able to identify or quantify all factors driving the instruments’ prices. Shareholders should be aware that there is no guarantee that a Manager that uses quantitative techniques will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be (i) the most accurate data available; (ii) free from errors, corruptions, or interruptions; or (iii) delivered or accessible in a timely manner. In addition, the use by certain Managers of predictive or algorithmic models often have inherent risks because the construction of the model is dependent on historical data supplied by third parties and the success of such models depends heavily on the accuracy and reliability of the supplied historical data. Furthermore, any factor that would make it more difficult to execute trades in accordance with the models, such as a significant lessening of liquidity in a particular market or a market’s inefficiency, would also impose a significant risk. Most quantitative computer models cannot fully match the complexity of the financial markets, and therefore any sudden, unanticipated changes in the underlying market conditions can increase the risk. The use of a quantitative model and technology requires sophisticated mathematical calculations and complex computer programs, and there is no guarantee that a Manager will successfully carry out and use such calculations and programs correctly or use them effectively. Algorithmic trading strategies that integrate human personnel within trading systems may also be subject to errors of human judgment or cognitive biases. All of the aforementioned risks may have a negative effect on the Fund. The profitability of many quantitative model-based strategies utilized by certain Managers are expected to decrease as the assets of the Fund allocated to such Managers and/or the assets of the other clients of such Managers (or their affiliates or competitors) increase.
Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, Managers, and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain

16	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
leverage and financing, and the value of investments held by the Fund. In addition, a rapidly expanding or otherwise more aggressive regulatory environment may impose greater costs on all sectors and on financial services companies in particular.
Long/Short Strategies Risk. If the Adviser’s or the Sub-Advisers’ evaluation of the value of a particular security is incorrect or if the market never recognizes that evaluation in the price of a particular security, long/short strategies could result in losses for the Fund.
Hedging Transactions Risk. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at all or at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
High Portfolio Turnover Risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.
Limited Capacity Risk. Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.
Risk Control Framework Risk. The Adviser and the Sub-Advisers may employ one or more risk controls in an effort to assess and manage the risks associated with the Fund’s investments. No risk control system is fail safe, and no assurance can be given that any risk control framework designed or used by the Adviser or the Sub-Advisers will achieve its objective.
Subsidiary Risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as expected and could adversely affect the Fund.
Borrowing Risk. The Fund is permitted to borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. The Fund maintains a committed revolving line of credit with State Street Bank and Trust Company. The Fund pays a commitment fee, in addition to the stated interest rate, to maintain the line of credit.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market and economic conditions and investor sentiment. The Fund and its Managers employ from time to time various investment styles, and could outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Defensive Investing Risk. For defensive purposes, the Fund may, as part of its risk management process, allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Systematic Trading Risk. Certain Managers base their trading decisions on systematic mathematical analysis of past price behavior. The Manager may incur substantial trading losses during periods when markets behave substantially different from the period in which the Manager’s models are derived.
Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit and counterparty risk, include possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower default or fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.
PERFORMANCE
The Fund commenced operations on June 16, 2014. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of three broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not rele-

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	17
vant to investors that are tax-exempt or hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I only. After-tax returns for other classes will vary. The Fund’s current performance for the most recent month end can be obtained by calling 1-855-890-7725 or by visiting the Fund’s website at www.bxmix.com. The Fund’s past performance is not an indication of how the Fund will perform in the future.

Average Annual Total Returns/Class I Shares
Years Ending December 31

Average Annual Total Returns Periods Ending December 31, 2022	1 Year	5 Years	Since Inception
CLASS I			(06/16/2014)
Return Before Taxes	‑4.62%	0.87%	2.00%
Return After Taxes on Distributions	-4.62%	0.10%	1.28%
Return After Taxes on Distributions and Sale of Fund Shares	‑2.74%	0.38%	1.26%
HFRX Global Hedge Fund Index (reflects no deductions for fees, expenses, or taxes)	‑4.44%	1.40%	1.11%
MSCI World Index TR (reflects no deductions for fees, expenses, or taxes)	‑17.73%	6.68%	7.36%
Bloomberg Global Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	-16.06%	‑1.66%	‑0.66%

CLASS D			(11/17/2014)
Return Before Taxes	‑5.00%	0.53%	1.78%
HFRX Global Hedge Fund Index (reflects no deductions for fees, expenses, or taxes)	‑4.44%	1.40%	1.43%
MSCI World Index TR (reflects no deductions for fees, expenses, or taxes)	‑17.73%	6.68%	7.74%
Bloomberg Global Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	-16.06%	‑1.66%	‑0.33%

CLASS Y			(01/28/2015)
Return Before Taxes	‑4.56%	0.94%	2.06%
HFRX Global Hedge Fund Index (reflects no deductions for fees, expenses, or taxes)	‑4.44%	1.40%	1.50%
MSCI World Index TR (reflects no deductions for fees, expenses, or taxes)	‑17.73%	6.68%	8.10%
Bloomberg Global Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	-16.06%	‑1.66%	‑0.28%

No Class R shares were outstanding as of December 31, 2022.
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across twenty-three developed markets, covering approximately 85% of the free float-adjusted market capitalization in each country. As of the date of this Prospectus, it consists of the following country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
Index information is included for comparison purposes only; the indices do not represent performance benchmarks or targets for the Fund.

18	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

MANAGEMENT OF THE FUND
Adviser: Blackstone Alternative Investment Advisors LLC
Discretionary Sub-Advisers:
Aperture Investors, LLC
Bayforest Capital Limited
Bayview Asset Management, LLC
Blackstone Liquid Credit Strategies LLC
Blackstone Real Estate Special Situations Advisors L.L.C.
Caspian Capital LP
Clear Sky Advisers, LLC
D. E. Shaw Investment Management, L.L.C.
Endeavour Capital Advisors Inc.
Fir Tree Capital Management, LP
Fort Baker Capital Management LP
Jasper Capital Hong Kong Limited
Magnetar Asset Management LLC
Mariner Investment Group, LLC
Melqart Asset Management (UK) Limited
Merritt Point Partners LLC
Mesarete Capital LLP
Nephila Capital Ltd.
North Reef Capital Management LP
Sage Rock Capital Management LP
Seiga Asset Management Limited
Seven Grand Managers, LLC
Trailstone Commodity Trading US, LLC
Two Sigma Advisers, LP
Waterfall Asset Management, LLC
Portfolio Managers:

Name	Portfolio Manager of the Fund Since	Title

Riad Abrahams	2023	Senior Managing Director, Blackstone (Hedge Fund Solutions)

David Ben-Ur	2022	Senior Managing Director, Blackstone (Hedge Fund Solutions)

Max Jaffe	2021	Managing Director, Blackstone (Hedge Fund Solutions)

Ian Morris	2016	Senior Managing Director, Blackstone (Hedge Fund Solutions)

Winfield Sickles	2022	Managing Director, Blackstone (Hedge Fund Solutions)

Stephen Sullens	2014	Senior Managing Director, Blackstone (Hedge Fund Solutions)
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment in Class D Shares of the Fund by an investor is $10,000, and the minimum subsequent investment in Class D Shares of the Fund by an investor is $1,000.
The minimum initial investment in Class I Shares of the Fund by an investor is $100,000, and the minimum subsequent investment in Class I Shares of the Fund by an investor is $10,000.
Class R Shares do not have initial investment or subsequent investment minimums.
Class Y Shares do not have initial investment or subsequent investment minimums. Class Y Shares are reserved for (i) investors who invest in the Fund directly; (ii) investors who invest through certain intermediaries with which the Fund has contracted; and (iii) employees, officers, and directors/trustees of the Adviser, the Fund, or their respective affiliates.
The Fund, the Adviser, or Blackstone Securities Partners L.P. (the “Distributor” or “BSP”) may waive the investment minimum requirements for any share class from time to time in its sole discretion and waives investment minimum requirements for Class D and Class I Shares for certain omnibus accounts and retirement plans.
BSP is a broker-dealer whose purpose is to distribute Blackstone managed or affiliated products. BSP provides services to its Blackstone affiliates, not to investors in its funds, strategies, or other products. BSP has not made and will not make any recommendation regarding, and will not monitor, any investment. As such, when BSP presents an investment strategy or product to an investor or a prospective investor, BSP does not collect the information necessary to determine—and BSP does not engage in a

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	19
determination regarding—whether an investment in the strategy or product is in the best interests of, or is suitable for, the investor. You should exercise your own judgment and/or consult with your own professional advisor to determine whether it is advisable for you to invest in any Blackstone strategy or product. Please note that BSP will not provide the kinds of financial services that you might expect from another financial intermediary, such as overseeing any brokerage or similar account. For financial advice relating to an investment in any Blackstone strategy or product, contact your own professional advisor.
Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact your financial intermediary or retirement plan for further information. For more information, please see “Additional Information about the Purchase and Sale of Shares.”
The Fund or the Fund’s transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order.
To purchase, redeem, or exchange shares, or for more information about how to purchase, redeem, or exchange shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone at 1-855-890-7725, by email at HFSMutualFundClientService@Blackstone.com, or by mail at 345 Park Avenue, 28th Floor, New York, NY 10154.
TAX INFORMATION
The Fund’s distributions are generally taxable to you as ordinary income or capital gain, except where you are exempt from income tax or your investment is through an IRA, 401(k), or other tax-advantaged account. If you invest through such tax-advantaged accounts, you may be subject to tax upon withdrawal from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, or the Distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
MORE ON THE FUND’S INVESTMENT STRATEGIES, INVESTMENTS, AND RISKS
Investment Objective
The investment objective of the Fund is to seek capital appreciation. This investment objective may be changed without shareholder approval.
Investment Strategy
The Adviser, Blackstone Alternative Investment Advisors LLC, seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. As noted above, the Adviser allocates the Fund’s assets among Sub-Advisers and Investment Funds generally employing alternative investment strategies. The Adviser also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments. In pursuing the Fund’s investment objective, the Adviser seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets. The main strategies and sub-strategies of the Fund and Investment Funds include:

•
Equity Hedge Strategies, which employ both long and short positions in primarily equity securities and equity-related derivatives. A wide variety of investment processes, including both fundamental and quantitative techniques, can be employed to arrive at an investment decision. Investment strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of the levels of net exposure, leverage employed, holding periods, and concentrations of market capitalizations of typical portfolios. Equity hedge strategies include:

➢
Equity Long/Short Strategies, which combine core long and short positions in stocks, stock indices, or derivatives related to the equity markets. Equity long/short investment managers attempt to generate capital appreciation by developing and actively managing equity portfolios that include both long and short positions and by purchasing perceived undervalued securities and selling perceived overvalued securities to generate returns and to reduce a portion of general market risk. In generating non-market related returns, this investment approach emphasizes an investment manager’s discretionary approach based on fundamental research. Investment managers employing equity long/short strategies may focus on a particular sector of the market or invest in a broad range of investments.

➢
Equity Market Neutral Strategies, which employ fundamental or quantitative techniques of analyzing price data to seek to ascertain information about future price movement and relationships between securities. Equity market neutral investment managers attempt to generate capital appreciation by developing and actively managing equity portfolios that contain relatively balanced long and short positions. This strategy can, among other things, include an investment approach based on company-specific fundamental valuation and analysis or analysis of correlations in security price movements across securities. Additionally, this strategy can include statistical arbitrage/trading strategies that seek to exploit pricing anomalies and new information the investment manager believes has not been fully, completely, or accurately discounted into current security prices.

➢
Quantitative Directional Strategies, which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities in order to select securities for purchase and sale. These can include both factor-based and statistical arbitrage/trading strategies. Factor-based investment strategies include strategies in which the investment thesis is predicated on the systematic analysis of common relationships between securities. Statistical arbitrage/trading strategies consist of strategies in which the investment thesis is predicated on exploiting pricing anomalies which may occur as a function of expected mean reversion inherent in security prices. Quantitative Directional Strategies may involve high frequency techniques, trading strategies employed on the basis of technical analysis, and strategies intended to exploit opportunistically new information the investment manager believes has not been completely or accurately reflected in current securities prices. Quantitative Directional Strategies typically maintain varying levels of net long or short equity market exposure over various market cycles.

•
Event-Driven Strategies, which focus on event-linked, reinsurance-related, acquisition-related, and other types of instruments including equity, debt income securities and derivatives that are currently or may be prospectively affected by transactions or events, including mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance, other capital structure adjustments, shareholder activism, or triggering events relating to weather, natural disasters and other catastrophes. The investment focus is predicated on fundamental or systematic analysis of the anticipated effect of such transactions or events on the price of the securities of a company. Security types can range across equities, fixed income, and derivatives and from the most senior in the capital structure to the most junior or subordinated. Event-driven strategies include:

➢
Distressed/Restructuring Strategies, which focus on corporate debt securities, primarily corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy or restructuring proceeding or financial market perception of near term proceedings. Managers typically employ fundamental or systematic credit processes focused on valuation and asset coverage of securities of distressed firms. In doing so, Managers may also employ processes designed to identify attractive opportunities in securities of companies that are under- or over-valued or expected to experience high or low levels of growth. Such portfolio exposures may be concentrated in instruments that are publicly traded, in some cases actively and in others under reduced liquidity.

➢
Event-Driven Multi-Strategy Strategies, which focus on positions in companies currently or prospectively involved in corporation transactions or events of a wide variety including mergers, restructurings, financial distress, tender offers,

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	21

shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Event driven exposure includes a combination of sensitivities to equity markets, credit markets, and idiosyncratic, company specific developments.

➢
Reinsurance Strategies, which focus on investing in reinsurance-related securities, including, but not limited to, catastrophe bonds, event-linked bonds, and reinsurance-related securitizations (i.e., securitizations that are backed by a pool of reinsurance-related obligations). The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes (e.g., technical or man-made hazards including terrorist attacks, cyber-attacks, and industrial accidents), and other specified events (e.g., strikes, service interruptions, and quarantine events, etc.) causing physical and/or economic loss. Investment decisions are typically not based on prospects for the economy or based on movements of traditional equities and debt securities markets.

➢
Risk Arbitrage Strategies, which focus on securities of companies that are targets of merger transactions in order to capture the difference in the value of the target company and its price in the marketplace. Managers typically employ a process-driven and quantitative approach to value complex merger offers and to measure and manage risk, though fundamental analysis may also be employed. Risk arbitrage transactions are generally affected by (i) the risk-free rate of return at the time a position is established; (ii) the likelihood a transaction is completed or fails, and the gains or losses associated with each outcome; (iii) market risk; and (iv) a risk arbitrage premium.

•
Macro Strategies, which seek to profit from movements in, or risks related to, underlying macroeconomic variables and/or risk premia factors and the impact those variables and factors have on equity, fixed income, currency, and/or commodity markets. Macroeconomic variables are indicators of the overall state of the global economy or the economy of a country or region. Such variables may include, among other things, consumer price indices, benchmark interest rates, leading stock indices, or inflation rates. A risk premia strategy seeks to profit from premia caused by factors such as risk aversion or other behavioral biases. These strategies employ a variety of techniques, including discretionary and systematic approaches, combinations of top-down and bottom up analysis, fundamental and quantitative techniques, and long- and short-term holding periods. These strategies invest across various countries, markets, sectors, and companies, and have the flexibility to invest in numerous financial instruments, including derivatives. Macro strategies include:

➢
Commodity—Energy Strategies, which are reliant on the evaluation of market data, relationships and influences as they pertain primarily to energy commodity and carbon credit markets. The investment process can be predicated on fundamental, systematic or technical analysis.

➢
Commodity—Multi Strategies, which are reliant on the fundamental evaluation of market data, relationships, and influences as they pertain primarily to commodity markets, including positions in energy, agriculture, resources, or metal assets. Portfolio positions typically are predicated on the evolution of investment themes the investment manager expects to materialize over a relevant timeframe, which in many cases contain contrarian or volatility focused components. Investment managers also may trade actively in developed and emerging markets, including equity markets, fixed income and interest rate markets, and/or currency markets, frequently employing spread trades to isolate differentials in current and expected values.

➢
Discretionary Thematic Strategies, which focus on the evaluation of market data, market relationships, and market influences, as interpreted by investment personnel, to identify themes in markets that are expected to outperform the relevant market as a whole. These strategies employ investment processes primarily influenced by top-down analysis of macroeconomic variables. Investment managers may trade actively in developed and emerging markets, focusing on both absolute and relative levels on equity markets, interest rates/fixed income markets, currency, and/or commodity markets. Investment managers frequently employ spread trades to isolate a differential between instruments (i.e., use a combination of direct investments and/or derivatives to profit from the spread or price differential between related instruments) identified by the investment manager to be inconsistent with expected value.

➢
Systematic Diversified Strategies, which employ mathematical, algorithmic, and technical models, with little or no influence of investment personnel over the portfolio positioning. These strategies typically seek to identify opportunities in markets exhibiting trending or momentum, value, or carry characteristics across individual instruments or asset classes. Such strategies typically employ a quantitative process that focuses on statistically robust or technical patterns in the return series of the asset and highly liquid instruments.

•
Relative Value Strategies, which focus on potential valuation discrepancies in related financial instruments. These strategies generally involve taking a position in one financial instrument and simultaneously taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential. These strategies may use a combination of direct investments and/or derivatives to profit from the price differential. Investment managers seek to exploit these discrepancies while achieving a low correlation to the market. These strategies employ a variety of fundamental and quantitative techniques and financial instruments may range broadly across asset classes and security types. Relative value strategies include:

➢
Fixed Income—Asset Backed Strategies, which focus on the realization of a spread between related instruments (e.g., collateralized bond obligations), at least one of which is a fixed income instrument backed by physical collateral or other financial obligations other than those of a specific corporation (e.g., a collateralized loan obligation). These strategies seek to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments, which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery, or other

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tangible financial commitments. In many cases, investment managers hedge, limit, or offset interest rate exposure in the interest of isolating the risk of the position to strictly the yield disparity of the instrument relative to the lower risk instruments.

➢
Fixed Income—Corporate Strategies, which focus on realization of a spread between related instruments, at least one of which is a corporate fixed income instrument (e.g., a corporate bond or government bond). These strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically realizing an attractive spread between multiple corporate bonds or between a corporate and risk free government bond.

➢
Fixed Income—Sovereign Strategies, which focus on realization of a spread between related instruments in which one or multiple components of the spread is a sovereign fixed income instrument. These strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically aiming to realize an attractive spread between multiple sovereign bonds or between a corporate and risk free government bond. Fixed income –sovereign strategies typically employ multiple investment processes including both quantitative and fundamental discretionary approaches.

•
Multi-Strategy Strategies, which employ a wide variety of strategies, including some or all of those described above, with allocations among such strategies based upon analysis of fundamental, statistical, technical, or other factors. Generally, investment managers employing a multi-strategy strategy will have different teams focusing on different strategies and an investment committee and/or chief investment officer that allocates among the teams based on perceived market opportunities.

Where a strategy description above refers to “fundamental” techniques, this term refers to the use of processes designed to identify attractive opportunities in securities of companies that are undervalued/overvalued or expected to experience high/low levels of growth. This “bottom up” approach to investing seeks to achieve a deep understanding of the issuer’s business. It looks at individual securities by analyzing the issuer’s financial statements and other issuer-specific data and, where appropriate, conducting interviews with industry analysts and the issuer’s management. The Fund will invest in securities that are believed to be undervalued relative to other comparable investments. Investments are sold in anticipation of deterioration in the financial status of the issuer or when it is believed that a security is overvalued relative to other comparable investments. The Fund may also take short positions in securities that are believed to be overvalued.
Where a strategy description above refers to “quantitative” techniques, this term refers to the use of processes that seek gains from anticipated price movements, including models based on valuation, events, statistics, economic fundamentals, changes in economic environments and changes in market sentiment. Quantitative mathematical models are utilized to implement strategies and may rely on patterns inferred from historical prices and other financial data in evaluating prospective investments. These methods integrate information, computing power, and human skill to make investment decisions and recommendations across a wide variety of market instruments and assets. These techniques generally also involve a reliance on optimizers and other systematic order management and execution management systems. Such systems optimize the management and execution of orders.
There is no assurance that any or all of the strategies discussed in this Prospectus will be used by the Adviser or the Sub-Advisers. The Adviser also may allocate the Fund’s assets to additional strategies in the future.
The Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. A Sub-Adviser may be engaged to employ two or more strategies with respect to its allocated portion of the Fund’s assets or to manage two or more separate allocated portions of the Fund’s assets. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser or to manage directly. The Adviser will adjust allocations from time to time among strategies or Sub-Advisers based on its assessment of market conditions and/or Sub-Adviser strategies. The Adviser, from time to time, has chosen not to allocate to certain Sub-Advisers, and there may be lengthy periods of time when there is no allocation to one or more Sub-Advisers or strategies described in this Prospectus. In allocating the Fund’s assets among alternative strategies, the Adviser reviews a number of quantitative and qualitative factors, including, without limitation, macroeconomic scenarios, market sentiment, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy. For additional information, see “More on Fund Management—Adviser and Sub-Advisers—Selection of Sub-Advisers.”
The Adviser may retain discretionary and non-discretionary Sub-Advisers for the Fund. Each discretionary Sub-Adviser is responsible for the day-to-day management of the portion of Fund’s assets that the Adviser allocates to it. Each non-discretionary Sub-Adviser implements its investment strategy in coordination with the Adviser in the Adviser’s discretion. The Adviser has the responsibility to oversee each Sub-Adviser, subject to the ultimate oversight of the Fund’s Board of Trustees. The Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.
The Adviser recommends the hiring, termination, and replacement of Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the SEC. This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser. In accordance with a separate exemptive order that the Trust and the Adviser have obtained from the SEC, the Board of Trustees may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that

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is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.
The Adviser has currently entered into sub-advisory agreements with, and may allocate the Fund’s assets to, the following Sub-Advisers:

Discretionary Sub-Advisers	Principal Strategy	Principal Sub-Strategy
Aperture Investors, LLC	Equity Hedge Strategies	Equity Long/Short
Bayforest Capital Limited	Multi-Strategy Strategies	N/A
Bayview Asset Management, LLC	Relative Value Strategies	Fixed Income—Asset Backed
Blackstone Liquid Credit Strategies LLC	Relative Value Strategies	Fixed Income—Asset Backed
Blackstone Real Estate Special Situations Advisors L.L.C.	Relative Value Strategies	Fixed Income—Asset Backed
Caspian Capital LP	Event-Driven Strategies	Distressed/Restructuring
Clear Sky Advisers, LLC	Macro Strategies	Commodity—Energy
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies	N/A
Endeavour Capital Advisors Inc.	Equity Hedge Strategies	Equity Long/Short
Fir Tree Capital Management, LP	Relative Value Strategies	Fixed Income—Corporate
Fort Baker Capital Management LP	Event-Driven Strategies	Event-Driven Multi-Strategy
Jasper Capital Hong Kong Limited	Equity Hedge Strategies	Quantitative Directional
Magnetar Asset Management LLC	Event-Driven Strategies	Risk Arbitrage Strategies
Mariner Investment Group, LLC	Relative Value Strategies	Fixed Income—Asset Backed
Melqart Asset Management (UK) Limited	Macro Strategies	Discretionary Thematic
Merritt Point Partners LLC	Macro Strategies	Commodity—Multi
Mesarete Capital LLP	Relative Value Strategies	Fixed Income—Sovereign
Nephila Capital Ltd.	Event-Driven Strategies	Reinsurance
North Reef Capital Management LP	Equity Hedge Strategies	Equity Long/Short
Sage Rock Capital Management LP	Event-Driven Strategies	Event-Driven Multi-Strategy
Seiga Asset Management Limited	Equity Hedge Strategies	Equity Long/Short
Seven Grand Managers, LLC	Event-Driven Strategies	Event-Driven Multi-Strategy
Trailstone Commodity Trading US, LLC	Macro Strategies	Commodity—Energy
Two Sigma Advisers, LP	Equity Hedge Strategies	Equity Market Neutral
Waterfall Asset Management, LLC	Relative Value Strategies	Fixed Income—Asset Backed
The investment strategy for each Sub-Adviser listed above is its principal strategy and sub-strategy, but the Sub-Advisers may also implement other investment strategies with the portion(s) of the Fund’s assets allocated to them. There may be periods of time when there is no allocation to one or more Sub-Advisers or strategies described above. For example, although this could change at any time, as of the date of this Prospectus, there is no allocation to Endeavour Capital Advisors Inc., Nephila Capital Ltd. and Waterfall Asset Management, LLC.
The Adviser manages Fund assets not allocated to the Sub-Advisers. In doing so, the Adviser may manage assets through allocations to Investment Funds, may instruct Sub-Advisers with respect to particular investments, may take hedging positions, and may otherwise engage in direct investing subject to applicable law and the policies, procedures, and internal guidelines of the Adviser and the Fund. Under normal circumstances, the Adviser may manage up to 35% of the Fund’s assets directly. Discretionary allocations to any Sub-Advisers that are affiliates of the Adviser, allocations to non-discretionary Sub-Advisers, cash and cash equivalents held by the Adviser for portfolio management purposes, and investments made for hedging purposes or in connection with temporary defensive positions are not considered to be part of the 35% of Fund assets the Adviser may manage directly. The Adviser has adopted additional limitations on assets managed directly and through affiliated Sub-Advisers. Such limits may change from time to time at the sole discretion of the Adviser. See the Potential Conflicts of Interest section in the SAI for more information.
The Adviser may invest up to 25% of the Fund’s assets in unaffiliated hedge funds, funds traded publicly on foreign exchanges, funds that are UCITS funds, REITs, BDCs, open-end and closed-end registered investment companies (including without limitation UITs and ETFs), and other commingled investment vehicles (collectively, defined above as the “Investment Funds”). A portion of the Investment Funds (no more than 15% of the Fund’s net assets, taken together with any other illiquid investments held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.
The Fund’s assets may be invested in one or more of its three wholly-owned and controlled Subsidiaries. The Fund’s Cayman Subsidiary is formed as an exempted company under the laws of the Cayman Islands and the Fund’s two Domestic Subsidiaries are formed as limited liability companies under the laws of the State of Delaware. The Cayman Subsidiary invests, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiaries invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). Each of the Fund and the Cayman Subsidiary is a commodity pool under the Commodity Exchange Act (“CEA”) and the Adviser is registered as a “commodity

24	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
pool operator” under the CEA with respect to the Fund and the Cayman Subsidiary. The pool operator of the Domestic Subsidiaries is exempt from registration as such with the U.S. Commodity Futures Trading Commission (“CFTC”) with respect to the Domestic Subsidiaries. The Fund does not expect to invest more than 25% of its assets in the Cayman Subsidiary.
The Adviser advises the Subsidiaries and may select one or more Sub-Advisers to manage the assets of the Fund or of a Subsidiary, depending on the nature of each Sub-Adviser’s investment strategy. As with the Fund, the Adviser is responsible for each Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under an investment management agreement with each Subsidiary, the Adviser provides each Subsidiary with the same type of management services as the Adviser provides to the Fund. The Adviser receives compensation for providing such services. The Fund does not currently intend to sell or transfer all or any portion of its ownership interests in a Subsidiary.
In addition, certain Sub-Advisers will (and the Adviser and other Sub-Advisers may) obtain for the Fund synthetic exposure to investment strategies through the use of one or more Basket Swaps. A Sub-Adviser (or the Adviser) also may obtain for the Fund synthetic exposure to investment strategies through the use of one or more Basket Notes. The Sub-Adviser (or the Adviser) will select and manage the securities, derivatives, commodities, and/or commodity interests underlying the Basket Swap or the Basket Note in a manner consistent with the Fund’s strategies. The Basket Swap or Basket Note, and fees and expenses relating to the swap or note (including administrative and other fees charged by the counterparty or issuer and management and/or performance fees associated with the basket, including any sub-advisory fee), typically will be based on a notional amount. The Fund expects to retain the ability to adjust the notional exposure of any Basket Swap at its discretion. The Fund’s investment returns on Basket Swaps or Basket Notes generally will correspond to the Fund’s returns had the Sub-Adviser managed the notional equivalent of the Fund’s assets directly (although returns on Basket Swaps or Basket Notes will be reduced by trading costs incurred by the Basket Swap counterparty or Basket Note issuer). Because the payments required to establish the Basket Swaps or Basket Notes are expected to be less than the notional amount of Basket Swaps or Basket Notes, the swaps will create investment leverage that will subject the Fund to increased risk through the amplification of the Fund’s gains and losses on the swap. The Fund may from time to time obtain a significant portion of its investment exposure through Basket Swaps and/or Basket Notes.
The Fund has investment exposure, directly or indirectly through the Subsidiaries, Basket Swaps, Basket Notes, or Investment Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets (including emerging markets). (Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its indirect investment exposure and risks through the Subsidiaries, Basket Swaps, Basket Notes, or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in any of its investments. The Fund has flexibility in its allocation to asset classes, market sectors, and instruments and expects to vary the percentage of its assets invested in each asset class, market sector, and instrument from time to time. Other than the limits described herein and in the SAI, there is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities throughout the world on recognized markets, in private placements, and through both initial and secondary underwritten offerings (including Rule 144 and 144A securities, which are securities that may be resold without registration under the 1933 Act, pursuant to an exemption from registration under the 1933 Act). To the extent permitted by the 1940 Act, the Fund may invest a significant portion of its assets in a variety of commodity and other instruments, including CCAs and futures on CCAs. The Fund may have significant investment leverage as a result of its use of derivatives, including Basket Swaps, its use of Basket Notes, or its investments in Investment Funds. Additionally, the Fund may lend its portfolio securities, and may use the collateral it receives for the securities on loan to purchase any investment, which may result in investment leverage. See “Leverage Risk” below.
The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (on both U.S. and foreign markets (including emerging markets, which may include frontier markets)), which may include common stocks, preferred stocks, convertible securities, depositary receipts, ETFs, REITs, and partnership interests, rights and warrants, or securities or other instruments whose price is linked to the value of the common stock.
The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (on both U.S. and foreign markets (including emerging markets, which may include frontier markets)) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (on both U.S. and foreign markets (including emerging markets, which may include frontier markets)), including inflation-indexed securities, debt securities of any duration, maturity, or credit rating (including below investment grade debt securities (commonly known as “junk bonds”)) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities (including those backed by consumer assets), adjustable rate securities, stripped securities (i.e., securities resulting from the separation of income and principal components of debt securities, such as interest-only debt securities), net interest margin securities (i.e., securities based on the value of excess cash flows received by underlying mortgage-backed securities), bank loans, loan assignments and loan participations, bankruptcy or trade claims and event-linked instruments (including catastrophe bonds).
The derivative instruments in which the Fund may invest include futures and forward contracts, such as index, interest rate, or government bond futures and TBAs; swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps), currency swaps, swaptions, volatility and variance swaps (which provide exposure to the future volatility of an asset without exposure to the direction of price movements of that asset), and/or contracts for difference; call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts, OTC options, currency options, and

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non‑standard options, including digital options (otherwise known as binary options or all-or-nothing options) and barrier options, which come into existence (“knock-in”) or cease to exist (“knock-out”) if the price of a reference asset reaches a particular threshold before the contract’s expiration; warrants and rights; and any security described above issued by a SPAC. The Fund may invest in derivative instruments with various types of reference assets, including without limitation equities, bonds, or other securities, currencies, interest rates, physical commodities or commodity interests, market-based or other indices, or a combination of the foregoing. The Fund may also invest in foreign currency futures, forwards, or exchange contracts. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions. At times, the Fund invests a significant portion of its assets in derivative instruments. In addition to derivative instruments, the Fund may also invest in repurchase agreements, reverse repurchase agreements, and purchase and sale contracts. See the Additional Information on Investment Techniques of the Fund and Related Risks—Swap Contracts and Other Two-Party Contracts section of the SAI for more information.
From time to time, the Fund may have substantial exposure to a particular asset class, industry, sector, country, or region.
The Fund operates as a diversified open-end investment company as defined in the 1940 Act.
Temporary Defensive Investments
The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest all or some of its total assets in U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks, corporate bonds, money market instruments, cash, cash equivalents and ETFs tracking the performance of high yield and investment grade bond indexes. To the extent the Fund’s assets are invested in these instruments, the Fund may not achieve its investment objective.
Risks
An investment in the Fund should be considered a speculative investment that entails substantial risks and includes alternative investment and trading strategies not employed by traditional mutual funds. You may lose part or all of your investment and/or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a description of the risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in the Subsidiaries and Investment Funds. Any decision to invest in the Fund should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial. The SAI contains additional information about the risks of investing the Fund.
The relative significance of the principal risks identified below, at any given time, will vary depending on the specific composition of the Fund’s investment portfolio from time to time and the allocation of the Fund’s assets among the various investment strategies, which may change frequently and/or significantly over time.
As applicable, references to the “Fund” mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “Manager” mean any one or more of the Adviser, Sub-Advisers and advisers to the Investment Funds.
Principal Investment Risks
Investment and Trading Risks in General
Market Risk and Selection Risk. The Fund is subject to market risk and selection risk. Market risk is the risk that one or more markets in which the Fund invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions (including, without limitation, the U.S. government or major U.S. financial institutions); investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); unexpected changes in the prices of key commodities (such as oil); government actions (including protectionist measures, intervention in the financial markets, or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including man-made or natural disasters, epidemics and pandemics, or other health-care or environmental disasters, terrorism or war); and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Fund. In periods of market volatility and/or declines, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in the recent past) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States have resulted, and may in the future result, in shutdowns of government services, which could adversely affect the U.S. economy, reduce the value of Fund investments, and impair the operation of the U.S. or other securities markets. Climate change regulation could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures. Uncertainty over the sovereign debt of several European Union (“E.U.”) countries, as well as uncertainty over the continued existence of the E.U. itself, has disrupted

26	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the E.U. dissolves, the world’s securities markets likely would be significantly disrupted. Concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets and the current ongoing conflict between Russia and Ukraine could have a negative impact on those countries and others in the region. The occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally.
War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions.
Furthermore, if after investing in the Fund an investor is included on a sanctions list, the Fund may be required to cease any further dealings with the investor’s interest in the Fund until such sanctions are lifted or a license is sought under applicable law to continue dealings. Although the Adviser expends significant effort to comply with the sanctions regimes in the countries where it operates, one of these rules could be violated by the Adviser’s or the Fund’s activities or investors, which would adversely affect the Fund. In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Fund are difficult to predict.
Natural and environmental disasters, epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and the market price of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Principal Investment Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment programs and achieving its investment objective. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.
Outbreaks of contagious disease, including COVID-19 or other adverse public health developments, may exacerbate the risks that apply to the Fund. While many of the direct impacts of the COVID-19 pandemic have eased, the longer-term macroeconomic effects on global supply chains, inflation, labor shortages and wage increases continue to impact many industries. Moreover, with the potential for new strains of existing viruses to emerge, or other pandemics or epidemics, governments and businesses may re-impose aggressive measures to help slow their spread in the future. For this reason, among others, the potential global impacts are uncertain and difficult to assess. Long-term macroeconomic effects from a pandemic or epidemic, including from supply and labor shortages, reductions in force in response to challenging economic conditions, or shifts in demand for products and services, may have an adverse impact on the Fund and its investments, particularly those in the hospitality, retail or travel sectors. The impact of such long-term effects may disproportionately affect certain asset classes and geographic areas. The full extent of the impact and effects of COVID-19, and any future pandemics or epidemics, will depend on future developments, including, among other factors, how rapidly variants develop, availability, acceptance and effectiveness of vaccines along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown. COVID-19, or any future pandemics or epidemics, and resulting impacts on the financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s performance.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Fund. For example, the shut-down of certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system, which could result in losses to the Fund if economic conditions persist or worsen, including through contagion to other areas of the U.S. or global economies. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. Market environment changes may adversely affect the performance of a model and amplify losses. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Selection risk is the risk that the investments held by the Fund will underperform the markets, the relevant indices, or the investments selected by other funds with similar investment objectives and investment strategies. The Adviser’s or a Sub-Adviser’s judgment about the attractiveness, value, or growth potential of a particular security may be incorrect and the investment techniques used by the Adviser or Sub-Adviser may fail to produce desired results. Further, the Fund could be prevented from executing investment decisions at an advantageous time or price as a result of increased or changing regulations or as a result of domestic or global market disruptions, including disruptions causing heightened market volatility and reduced market liquidity. Thus, investments that the Adviser

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or a Sub-Adviser believes represent an attractive opportunity may be unavailable entirely or in the specific quantities or prices sought by the Fund. As a result, the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Investments in preferred stocks may also be subject to additional risks. For example, preferred stocks sometimes include provisions that permit the issuer to defer distributions for a period of time. When distributions are deferred, the Fund may be required to recognize income for tax purposes in excess of distributions received by the Fund. In addition, shareholder rights in preferred stocks often differ from shareholder rights in common stocks. There may be limited or no voting rights for preferred shareholders, and the issuer may have the right to redeem preferred stock without consent of preferred stock shareholders. Preferred securities may also be substantially less liquid than other equity securities and subject to greater liquidity risk.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, are subject to counterparty credit risk and may create investment exposure greater than the initial investment. New regulation of the derivatives markets may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is less regulated than centrally cleared markets. As a result, and similar to other privately negotiated contracts, the Fund is subject to different and additional counterparty credit risk with respect to such derivative contracts. Derivatives that are centrally cleared are still subject to credit risk, but such risk it to the clearing house and the member of the clearing house through which the Fund holds its cleared position. If the Fund’s counterparty, clearinghouse, or clearing member were to default, the Fund could lose a portion or all of the collateral held by the counterparty, clearinghouse, or clearing member on its behalf, or suffer extended delays in recovering that collateral.

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Contracts for Difference. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

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Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward contracts may also include TBAs in which the exact securities to be delivered to the buyer are chosen just before delivery rather than at the time of the original trade. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. In addition, because of the low margin deposits normally required in forward trading, a high degree of leverage is typical of a forward trading account. As a result, a relatively small price movement in a forward contract may result in substantial losses to the Fund. The Fund’s forward contracts may include terms that allow the Fund’s counterparties to apply essentially discretionary margin, haircut, financing, and collateral valuation policies. Changes by the Fund’s forward contract counterparties in any of the foregoing may result in large margin calls, loss of financing, and forced liquidation of positions at potentially disadvantageous prices. FINRA has also finalized rules which are not yet effective that if implemented, will impose mandatory margin requirements for the TBA market with limited exceptions. TBAs have historically not been required to be collateralized. The collateralization of TBAs is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. The imposition of controls by governmental authorities might also limit forward (and futures) trading to less than that which the Fund would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund is exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks

28	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

relating to settlement default. Some counterparties with whom the Fund transacts may not be rated investment grade. Such market illiquidity, disruption, or risks could result in substantial losses to the Fund.

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Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Moreover, futures positions are marked to market each day and variation margin payments must be paid to or by the Fund. The terms of the agreements through which the Fund enters into futures transactions may allow the Fund’s futures commission merchant (“FCM”) to apply essentially discretionary margin, haircut, financing, and collateral valuation policies. Changes by FCMs in any of the foregoing may result in large margin calls, loss of financing, and forced liquidation of positions at potentially disadvantageous prices. The Fund also runs the risk of being unable to recover, or being delayed in recovering, margin or other amounts deposited with an FCM or futures clearinghouse. For example, should the FCM or futures clearinghouse become insolvent, the Fund may be unable to recover all (or any) of the margin it has deposited or realize the value of an increase in the price of its positions.

Futures can increase the Fund’s risk exposure to underlying references and their attendant risks, such as interest rate risk, equity securities risk, market risk, selection risk, foreign investments and emerging markets risk, and commodities-related investments risk, while also exposing the Fund to counterparty risk, hedging transaction risk, inflation risk, leverage risk, liquidity risk, pricing risk, and volatility risk.
Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain markets for futures positions may be thinly traded from time to time.
Although the Fund typically enters into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.
Exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of the Fund.
In addition, the CFTC and certain futures exchanges impose speculative position limits on the maximum net long or net short position a person or group may hold or control in particular futures and options on futures contracts, and in swaps that are economically equivalent to futures contracts subject to CFTC-set limits. For purposes of complying with these speculative position limits, the Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) must be aggregated with positions of certain related persons (including other clients of the Adviser and its affiliates) unless an exemption applies and, as a result, the Fund may be unable to take or increase positions in particular contracts or may be forced to liquidate positions in particular contracts to avoid exceeding such limits.
When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame.
Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

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Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss. Any related transaction costs must also be factored into these calculations.

Equity, foreign currency, or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.

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Certain of the options purchased or sold by the Fund may have non-standard payout structures or other non-standard characteristics (e.g., digital options that provide for a pre-determined all-or-nothing payment if, at the time of the expiration of the option, the price of a reference asset exceeds a particular threshold and barrier options that come into existence (knock-in) or cease to exist (knock-out) if the price of a reference asset reaches a particular threshold before the option’s expiration). Options with non-standard terms may be more difficult to value and less liquid than more standard types of options. In addition, if a digital option is being used for hedging purposes, the non-standard payout structure may make the option less likely to offset the downside risk that it is intended to hedge.

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Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a security or a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions, and the successful use of derivatives depends on the Adviser’s or a Sub-Adviser’s ability to manage these sophisticated instruments. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations, that the Fund will be able to enforce its rights, or that the Fund will pursue actions to enforce such contractual rights or seek such contractual remedies. Certain swaps, such as short swap transactions and certain total return swaps, have the potential for unlimited loss, regardless of the size of the initial investment. Swaps can increase the Fund’s potential risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to counterparty risk, hedging transaction risk, inflation risk, leverage risk, liquidity risk, pricing risk, and volatility risk. In addition, Basket Swaps are subject to the particular risk that the basket as a whole does not perform as anticipated. Like all swaps, this risk will be amplified by any leverage embedded in the Basket Swap. The Fund will have no direct interest in the securities and other instruments underlying a Basket Swap and those securities and other instruments will not be held in custody by the Fund’s custodian, thus increasing counterparty risk and risk of loss. In addition, because the Fund does not hold any voting securities underlying the Basket Swap directly, the Fund will not have the ability to vote the shares of underlying issuers in the Basket Swap, even when doing so would be beneficial to the Fund. Further, the Fund will pay the counterparty to any Basket Swap structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain aspects of the appropriate U.S. federal income tax treatment of such Basket Swaps are uncertain. An adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to the Fund’s U.S. federal income tax treatment of such instruments may adversely affect an investor’s after-tax return from its investment in the Fund.

Structured Products Risk. Holders of structured products bear risks of the underlying investments, index, or reference obligation and are subject to counterparty credit, valuation, and liquidity risks. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the reference securities may decline in value or default; the possibility that changes in the reference instrument will reduce the interest rate and principal amount payable on maturity; and the possibility that the position is subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero. Structured products may be less liquid than other types of securities and more volatile than the reference instrument. Basket Notes are subject to the particular risk that the basket does not perform as anticipated. This risk will be amplified by any leverage embedded in the note. The Fund would have no direct interest in the securities and other instruments underlying a Basket Note and those securities and other instruments would not be held in custody by the Fund’s custodian, thus increasing counterparty risk and risk of loss. In addition, because the Fund would not hold any voting securities underlying the Basket Note directly, the Fund would not have the ability to vote the shares of underlying issuers in the Basket Note, even when doing so would be beneficial to the Fund. Generally speaking, structured products with payments that are based in part on relationships among different markets or asset classes are subject to the varied risks associated with such markets and/or asset classes. Further, if such markets and/or asset classes fail to perform in a manner anticipated by the Manager, the structured product representing such positions may not perform as anticipated and losses can result.
Counterparty Credit Risk. When the Fund enters into contracts, including repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions and securities lending transactions, it is exposed to the creditworthiness of the parties to the transactions. It is expected that the relevant manager will monitor the creditworthiness of firms with which it will cause the Fund to enter into repurchase agreements, interest rate swaps, caps, floors, collars or over-the-counter derivatives. There can be no guarantee that the Fund’s counterparties will be able or willing to make timely settlement payments or otherwise honor their obligations. If there

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is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties (including any of its prime brokers or broker-dealers) were to become insolvent or the subject of insolvency proceedings, there exists the risk that the enforcement of the Fund’s contractual remedies (including the recovery of the Fund’s securities and other assets from such counterparty) will be extinguished, delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
The practical effect of insolvency laws across the globe and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). In addition, regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.
If the Fund obtains exposure to one or more Investment Funds or to investment strategies provided by a Sub-Adviser indirectly through the use of one or more total return swaps (including through a Basket Swap), those investments will be subject to significant counterparty risk.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell without significantly changing the market value of the investments. Although most of the Fund’s investments must be liquid at the time of investment, the Fund also invests in less liquid and illiquid securities, such as restricted, distressed, non-exchange traded, privately placed securities, and/or commodity-related investments. Investments in Investment Funds are often illiquid and some Investment Funds may not permit withdrawals or may make in-kind distributions of illiquid securities when the Fund desires to divest. In addition, liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Funds. For example, wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, countries may impose wage and price controls or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Investors’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk is elevated compared to historical market conditions because of recent monetary policy measures, the current interest rate environment, and the historically high prevailing inflation rates.
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives or lending portfolio securities and using the collateral to purchase any investment, and expose the Fund to greater risk and increase its costs. In addition, allocations to Sub-Advisers, together with assets managed directly by the Adviser, may exceed 100% of the Fund’s net assets. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any regulatory requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, forward contracts, and options on derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. In addition, a Basket Note, Basket Swap, or other total return swap on an investment account or vehicle managed by a third-party could represent investment exposure by the Fund that far exceeds the fixed amount that the Fund is required to pay the issuer or counterparty, creating significant investment leverage. Use of leverage can produce volatility and increases the risk that the Fund will lose more than it has invested.

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Risks Specific to Investments in Investment Funds. In addition to risks relating to their direct investments, Investment Funds often involve additional special risks not present in direct investments. These risks include:

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Duplicative Fees and Expenses. Investors in the Fund bear two layers of asset-based management fees (directly at the Fund level and indirectly at the Investment Fund level, including with respect to UCITS funds) and a single layer of incentive fees (at both the Investment Fund). The Fund does not pay an incentive fee. Expenses exist at the Fund level and the Investment Fund level.

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Estimates. The Fund’s investments in Investment Funds are priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations are used to calculate fees payable to the Adviser and the net asset value of the Fund’s shares. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if readily available market values were available for all of the Fund’s investments.

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Exemption from 1940 Act. Some Investment Funds are not registered as investment companies under the 1940 Act, and therefore, the Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments.

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Illiquid Securities Risk. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, also are subject to transfer or redemption restrictions that impair the liquidity of these investments, and some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Investment Funds are generally permitted to make payment to withdrawing investors in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Fund may receive an in-kind distribution of investments that are illiquid or difficult to value. Illiquid investments could prevent the Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that the Adviser’s valuation will accurately reflect the value that will be realized by the Fund upon the eventual disposition of such investment. Disposition of such illiquid investments may also result in distributions in kind to the Fund. Liquid investments may become illiquid after purchase, particularly during periods of market turmoil.

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Limited Information Rights. The Adviser is dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. In most cases where the Fund holds investments in unaffiliated Investment Funds, the Adviser has little or no means of independently verifying this information. In addition, shareholders of the Fund have no right to receive information about unaffiliated Investment Funds or their Managers, and have no recourse against unaffiliated Investments Funds or their Managers.

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Performance Fees. Incentive fees charged by advisors of Investment Funds creates an incentive for such advisors to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, the advisors of Investment Funds may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative. Performance fee arrangements may differ among Investment Funds. Very generally, Investment Funds typically charge performance fees that range from 10-20% annually of realized and unrealized appreciation. However, the Fund is permitted to invest in Investment Funds that charge performance fees that are higher or lower than this typical range.

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Special Situation Investments. Special situation investments, also known as “side pockets,” are investments in securities or other instruments that an Investment Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investment Fund designates as special situation investments. To the extent an Investment Fund invests in a special situation investment, the Fund’s ownership interest with respect to such special situation investment generally may not be withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized.

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Waiver of Voting Rights. The Fund may purchase non-voting securities of, or to contractually forego irrevocably the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment. The Fund waives its voting rights of Investment Funds only pursuant to a negotiated, contractual agreement. The Adviser will make the determination to waive voting rights pursuant to policies adopted by the Board of Trustees, and will not consider its own interests or the interests of its other clients when it does so. Entering into voting waivers is expected to allow the Fund to purchase interests in Investment Funds that represent attractive investment opportunities, which the Fund might otherwise be restricted from holding pursuant to the prohibitions on transactions with affiliated persons under the 1940 Act. It is possible that relationships between affiliates of the Fund and an Investment Fund may be such that the Fund will be subject to prohibitions on transactions with affiliated persons regardless of any waiver of voting rights by the Fund.

Investment Company and ETF Risk. The Fund invests in shares of investment companies (including money market funds or BDCs) and ETFs, which invest in a wide range of instruments designed to track the price, performance and dividend yield of a particular commodity, security, securities market index (or sector of an index). The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company and ETF invests. When the Fund invests in investment company securities or ETFs, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company or ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company or ETF) to be

32	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.
Commodities-Related Investments Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative investments can be extremely volatile and exposure to commodities could cause the value of the Fund’s shares to decline or fluctuate in a more rapid and unpredictable manner. The value of commodities and commodity-linked derivative instruments may be directly or indirectly affected by many factors, including changes in overall market movements, commodity index volatility, increases or decreases in production of a commodity or in the volume of a commodity available for transportation, processing, storage or distribution, fluctuations in demand, changes in interest rates or foreign currency transaction rates, real or perceived inflationary trends, population growth and changing demographics, or factors affecting a particular industry or commodity, such as drought, floods, or other catastrophes, weather, livestock disease, pandemics, depletion of natural reserves or deposits, insufficient storage capacity, competition from substitute products, transportation bottlenecks or shortages, war, terrorist or criminal activity, failures of infrastructure, embargoes, sanctions, tariffs and international economic, political and regulatory developments. Such events may have a disproportionate impact on the prices of commodities that are produced in a limited number of countries or that are controlled by a small number of producers. The active trading market for certain commodities may be limited, and adverse market conditions may impair the liquidity of actively traded commodities investments. As a result, it may not always be possible for the Fund to liquidate commodity-related investments at an advantageous time or price, which may subject the Fund to additional liquidity risk. Certain types of commodities instruments are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions and changes in transportation, handling, and storage costs. Unlike the financial futures markets, in the commodity futures markets, there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may also change.
Exposure to commodities and commodities markets may subject the value of the Fund’s investments (and therefore the Fund) to greater volatility than other types of investments.
Real Estate and REIT Investment Risk. Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Many factors may affect the value of real estate underlying real estate related securities, such as, but not limited to, national, regional, and local economies in which the real estate is located, amounts of new construction, consumer demand, laws and regulations (including zoning and tax laws), availability of mortgages and changes in interest rates, the imposition of rent control, and the economy and consumer perception in general.
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Additionally, rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.
The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional, and local economic conditions; fluctuations in interest rates and property tax rates; declines in the availability of real estate financing; increases in borrower defaults; shifts in zoning laws, environmental liabilities, or regulations and other governmental action such as the exercise of eminent domain; losses due to “special hazards” (e.g. floods, earthquakes, and hurricanes); cash flow dependency; increased operating expenses; declines in real estate property demand; deterioration of the rental market; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
California Carbon Allowance (CCA) Risk. The Fund invests in CCAs and/or futures on CCAs. Political, judicial, and regulatory developments in California or at the federal level may adversely affect the value of CCAs, including without limitation due to the revocation of CCAs or due to changes to or termination of the cap-and-trade program under which CCAs are traded (including changes to emission limits or a decision by California to not extend the program). There are relatively few laws, regulations, or rulings specifically addressing CCAs. CCAs have no intrinsic value outside of the cap-and-trade program. At present, California state law does not view the ownership of CCAs as a property right. Therefore, California would not be obligated under the Takings Clause of the Constitution to compensate the holder of a CCA if it revoked the CCA. The cap-and-trade program has been subject to legal challenges in the past by various market participants and stakeholders. Adverse court rulings or successful legal challenges could materially affect CCA credit prices. Political developments in California or elsewhere could also have material impacts on the CCA market and the Fund’s investments in CCAs and/or futures on CCAs. Political events such as voter reaction to volatility in energy prices and perceptions of impacts of the CCA market on retail gasoline and diesel prices could lead to pressure on regulatory agencies to amend

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	33
program rules, or legislative or ballot proposition efforts to amend or repeal the regulations underpinning the CCA market. In addition, it is possible that a natural disaster affecting critical infrastructure may impact the CCA market, including without limitation due to a suspension of greenhouse gas-related programs and regulation. Any disruptions to the auction platform through which CCAs are purchased, to the Compliance Instrument Tracking System Service (“CITSS”), the market tracking system through which CCAs are tracked and traded, or the third-party administrators that administrator the auctions and hold the bid guarantees, including without limitation disruptions resulting from cyberattacks or other cyber-security incidents, could negatively affect the value of CCAs. Neither Blackstone nor the Sub-Advisers control the cyber security plans and systems put in place for the auction platform, CITSS, or the auction administrators, and there may be limited indemnification obligations to auction and CITSS participants including the Fund. The trading, settlement, safekeeping, and valuation mechanisms and processes used in the CCA market generally are less developed than in equity markets, and transfers of CCAs may not be promptly processed by CITSS. Any resulting inefficiencies and risks in the underlying CCA market may subject the Fund to additional risks.
Foreign Investments and Emerging Markets Risk. The Fund invests in securities of non-U.S. issuers, including those located in foreign and developing countries. These securities involve special risks. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform or comprehensive accounting, auditing, custody, financial reporting, and recordkeeping standards, practices and disclosure requirements, and less government supervision and regulation, generally, of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, and issuers than in more developed countries; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; (iv) certain legal risks, including that laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary application or interpretation, that judicial systems in certain countries may lack independence or immunity from economic, political, or nationalistic influences or that such independence or immunity remains largely untested, and that Managers may encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts; and (v) with respect to certain countries, the possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries.
The non-U.S. securities in which the Fund invests may include securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of more developed countries or of companies located in more developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, there is a substantially greater risk that disclosures the Fund receives in many emerging markets, including China, will be incomplete or misleading. For example, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less and lower-quality information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. Furthermore, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, does not have the ability to inspect audit work papers in certain foreign countries, including China. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries, and less enforcement action by regulators, which increases the risk posed by insufficient or misleading disclosure. The SEC, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to bring and enforce actions against foreign issuers or foreign persons. Investors who have been harmed will have substantially less access to remedies, including but not limited to fraud claims and class-action lawsuits regarding securities violations. Placing securities with a custodian in an emerging country may also present considerable risks. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets. Generally speaking, the risks discussed in this section are greater in countries that are considered frontier markets.
A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations

34	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Fund’s investments.
Emerging market debt securities often are unrated or rated in lower rating categories by the various credit rating agencies. These securities are subject to greater risk of loss of principal and interest than higher-rated securities, particularly when broad economic conditions deteriorate, and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interests and repay principal. Because investors typically perceive greater risk associated with lower-rated securities, the yields or prices of such securities may fluctuate more than those for higher-rated securities. The market for emerging market debt securities is less active than that for higher-rated securities, which can adversely affect the prices at which securities are sold. In addition, adverse publicity and investor perceptions about emerging market debt securities, whether or not based on fundamental analysis, may cause the value or liquidity of such securities to decline. The sovereign debt obligations in which the Fund may invest in many cases pertain to countries that are among the world’s largest debtors to commercial banks, non-U.S. governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led, and may lead in the future, to defaults on certain obligations and the restructuring of certain indebtedness.
Additional risks involving investments in China
The Fund may have significant investment exposure to the People’s Republic of China (“China”), including both Chinese equity and bond markets, as well as specific market factors such as Chinese interest rates, which introduces particular risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. In addition, there may be restrictions on investments in Chinese companies.
The Fund may purchase or obtain investment exposure to Renminbi-denominated securities traded on exchanges located in China, such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) or debt securities traded on the China Interbank Bond Market (“CIBM Bonds” and with “China A-Shares, “China Connect Securities”), through a variety of mutual market access programs (collectively, “China Connect”), and in equity and/or debt securities through access products and/or cross-border investment programs such as Qualified Foreign Institutional Investor regime (“QFII”), that enable foreign investment in Chinese exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with China. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program (collectively, “Stock Connect”), and China Bond Connect (the “Bond Connect”). The Fund will also seek investment exposure to China through other means, including through derivatives or other products. To the extent the Fund obtains synthetic exposure to Chinese issuers through derivatives, the Fund would be exposed to the general risks associated with the use of such derivatives. While some of the risks relating to investments in China described above (e.g., certain operational risks and risks related to settlement) may not apply directly to the Fund, these risks would still have the potential to impact the value of the Fund’s investment.
There are significant risks inherent in investing in China Connect Securities through China Connect. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect the Fund’s investments or returns through China Connect. The less developed state of China’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China Connect Securities transactions to heightened risks. Investments in eligible China Connect Securities through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to the Fund and/or affect the Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. China Connect program restrictions could also limit the ability of the Fund to sell its China Connect Securities in a timely manner, or to sell them at all.
The Fund’s investment through QFII is subject to applicable regulations imposed by the Chinese authorities. Repatriations by QFIIs in respect of the Fund may be subject to repatriation restrictions or prior approval (as applicable) and there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed or changed in the future. For example, the regulators are considering requiring the counterparties to disclose beneficial ownership information. Any restrictions on repatriation of the invested capital and net profits may impact the Fund’s ability to meet redemption requests from shareholders. Furthermore, the Fund’s access to QFII products depends on the counterparty having sufficient quota capacity to hedge, no changes to the QFII program, the counterparty’s willingness to continue offering the access products, and other factors.
CIBM Bonds may also be purchased through the CIBM Direct Access Program. The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through a settlement agent located in China, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent. Many of the same risks that apply to investments in China through China Connect programs also apply to investments through the CIBM Direct Access Program.
The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable

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and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade. Additionally, the Renminbi Yuan bond markets are emerging markets characterized by relatively small numbers of issuers and relatively low trading volume, resulting in substantially less liquidity and greater price volatility as compared to more developed markets. Newly developed securities markets may be subject to additional risks, including lack of developed regulation, periods of volatility and instability and market suspension. Methods of settlement and clearing in newly developed markets may be subject to increased risks of error or inefficiency. Moreover, information about issuers in emerging markets including China may not be as complete, accurate or timely as information about listed companies in other more developed economies or markets.
Event-Driven Trading Risk. Event-driven investing requires the relevant manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.
Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay, refuse, or be unable to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. This risk is heightened for emerging and frontier market issuers, as certain emerging and frontier market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Furthermore, the ability and willingness of sovereign debtors in emerging and frontier market countries or the governmental authorities that control repayment of their debt to pay principal and interest may depend on general economic and political conditions within the relevant country, as well as other factors such as the country’s cash flow, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interests is not guaranteed by the U.S. Government.
Debt Securities Risk. Debt securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

•
Credit Market Liquidity Risk. Some debt securities, including some asset-backed securities and structured credit products, are more thinly traded than equity securities and are subject to the risk of a sudden loss of liquidity in the event of a market disruption or shock that may not be proportionate to, or even related to, the fundamentals of the investment. If the Fund becomes forced to sell such assets at this time, the sales could be subject to significant losses.

•
Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The debt securities of some companies may be riskier than the stocks of others.

•
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

•
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•
Inflation Risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely or materially impair the ability of distressed issuers to restructure, which may result in a decline in the net asset value of a Fund’s portfolio.

•
Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This impact will be greater for long-term securities than for short-term securities.

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The prices of securities tend to be sensitive to interest rate fluctuations and unexpected fluctuations in interest rates could cause the corresponding prices of the long and short portions of a position to move in directions not initially anticipated. In addition, interest rate increases generally will increase the interest carrying costs to the Fund of any of borrowed securities or leveraged investments and therefore increase the Fund’s expense ratio. Although the Fund would enter into these investments with the intent to generate investment returns, there is no guarantee that any income generated will offset the interest expenses or other financing costs incurred. To the extent that interest rate assumptions underlie the hedge ratios implemented in any hedging of a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose the Fund to losses.
The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. While interest rates in the United States have been at historically low levels in recent periods, the U.S. Federal Reserve has recently increased interest rates significantly in light of intensifying inflationary pressures and it may continue to do so. As interest rates have risen, rates across the financial system have risen as well and may continue to rise. Rising interest rates have negatively impacted certain U.S. banks and other financial institutions and raised concerns regarding economic conditions, and continued increases in interest rates will likely cause further disruption in the financial sector, could negatively impact the broader economy, and could have a material adverse effect on fixed income investments and on the performance of the Fund. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

•
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

•	Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
Mortgage- and Asset-Backed Securities Risk. The Fund invests in mortgage- and asset-backed securities. Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment risk than residential mortgage-backed securities (“RMBS”), each of RMBS, CMBS and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, inflation, valuation, liquidity, prepayment and extension risks. See “Debt Securities Risk” above.
Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.
Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and would include agency derivative indices, such as Markit IOS, and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.
The mortgage market in the United States has in the past experienced difficulties that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments, and these difficulties could happen again. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many so-called sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. In addition, there are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions,

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forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.
Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund invests may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

•
Residential Mortgage-Backed Securities Risk. The Fund invests in RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural, and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS.

The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a portfolio of RMBS is backed by loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States, residential mortgage loans may be more susceptible to geographic risks relating to such areas. Violation of laws, public policies, and principles designed to protect consumers may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans. There are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.

•
Non-Investment-Grade RMBS Risk. The Fund invests in RMBS that are non-investment grade, which means that major rating agencies rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB” or “Aaa” through “Baa3”). Non-investment grade RMBS tend to be less liquid, may have a higher risk of default, and may be more difficult to value than investment grade bonds. Recessions or poor economic or pricing conditions in the markets associated with RMBS may cause defaults or losses on loans underlying such securities. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain, which may impair the Fund’s performance and reduce the return on its investments.

•
Commercial Mortgage-Backed Securities Risk. The Fund invests in CMBS, which represent interests in pools of mortgage loans secured by commercial properties. Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity (as a “balloon payment”), and repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing and/or upon the value and saleability of the real estate at the relevant time. Therefore, the unavailability of real estate financing may lead to default on the mortgage loan. Most commercial mortgage loans underlying CMBS are effectively nonrecourse obligations of the applicable borrowers, meaning that there is no recourse against a borrower’s assets other than the specific property encumbered as security. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, to the classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related CMBS. Revenues from the assets underlying a commercial mortgage loan and related CMBS may be retained by the borrower and/or used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenues generally are not recoverable without a court-appointed receiver to control cash flow from the collateral. The holder of CMBS does not have a contractual relationship with the borrowers of the underlying commercial mortgage loans and typically has no right directly to enforce compliance by the borrowers with the terms of the loan agreements, nor any rights of set-off against the borrowers, nor will it have the right to object to certain changes to the underlying loan agreements, nor to move directly against the collateral supporting the related loans.

Subordinated classes of CMBS, which involve greater credit risk, tend to be less liquid and may be more difficult to value than senior classes of CMBS. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may substantially decrease the liquidity and value of subordinated CMBS, especially in a thinly traded market. Subordinated classes of

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CMBS may include lower-rated or unrated securities that are considered speculative with respect to the issuer’s continuing ability to pay principal and interest in accordance with their terms.
Short Sales Risk. The Fund engages in short sales. Short selling involves selling securities, which may or may not be owned, and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from a decline in a security’s market price to the extent such decline exceeds the transaction costs and the costs of borrowing the security. However, selling securities short creates the risk of losing an amount greater than the amount invested and exposes the short seller to unlimited risk (at least theoretically). A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. If a Manager’s short selling strategy or the Fund’s short positions become generally known, it could have a significant effect on the Manager’s ability to implement its strategy for the Fund. In particular, it would make it more likely that other investors could cause a “short squeeze” by driving up the prices of the securities held short by the Fund and potentially forcing the Fund to cover its positions at a loss. It may also limit such Manager’s ability to access management and other personnel at companies where the Fund has taken or seeks to take a short position. In addition, if other investors engage in copycat behavior by taking short positions in the same issuers as the Fund, the cost to the Fund of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. In response to recent dislocations in the financial services industry and other market events, securities regulators of many jurisdictions have implemented, or are considering implementing, certain restrictions and disclosure requirements on short selling of securities (including short positions on such securities acquired through swaps), and the overall regulatory environment surrounding short selling remains marked by substantial uncertainty. Such events, and these and other restrictions, could make the Fund unable to execute its short selling strategy and could cause significant losses to the Fund.
Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Fund utilizes leverage in its investment program, the Fund may be subject to claims by financial intermediaries that extended “margin” loans (or other forms of credit extension) in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude the Fund from entering into short sales or otherwise taking short positions that the applicable manager believes could be advantageous to the Fund. The Fund may also incur expenses relating to short sales, such as dividend expense (paying the value of dividends to the person that loaned the security to the Fund so that the Fund could sell it short; this expense is typically, but not necessarily, substantially offset by market value gains after the dividends are announced) and interest expense (the Fund may owe interest on its use of short sale proceeds to purchase other investments; a portion of this expense may, but is not necessarily, offset by stock lending rebates). When the Fund enters into a short sale, it also must maintain a segregated account of cash or cash equivalents equal to its margin requirements. As a result, the Fund may be required to maintain high levels of cash or other highly liquid instruments at times when the Fund engages in short sales, which could limit the Fund’s ability to pursue other investment opportunities with respect to those assets.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”), including but not limited to collateralized loan obligations, are subject to credit, interest rate, liquidity, valuation, prepayment, and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. CDOs typically issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. Typically, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. The risks of investing in CDOs depend on the quality and type of the underlying assets and the tranche of the CDO in which the Fund invests. CDOs can be very complex and involve exposure to underlying assets that are also complex, including other securitized assets. As a result of these and other factors, there are fewer investors in CDO markets and those investors are more homogenous than in markets for registered securities. If a number of market participants are impacted by negative economic conditions, forced selling of CDOs unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that an economic downturn could adversely affect the ability of the issuers of assets underlying CDOs to repay principal and pay interest on the securities and increase the incidence of default of such securities. Furthermore, it may be difficult to obtain current reliable information regarding the quality and type of the underlying assets, as well as updated cash flows. Due to the complex nature of CDOs, an investment in a CDO may not perform as expected and such investment is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Below Investment-Grade Instruments Risk. The Fund is permitted to invest and transact in unrated or lower-rated fixed income securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated or unrated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated or unrated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated or unrated securities may be more complex than for

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issuers/issues of higher quality debt securities. Lower-rated or unrated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated or unrated securities, especially in a thinly traded market. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest on the bonds and increase the incidence of default of such securities. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated or unrated securities involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.
New Issue Risk. “New issues” are IPOs of securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and, therefore, investors should not rely on past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Loan Risk. The risks associated with bank and direct loans and participations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents; inadequate collateral; the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Fund to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loan, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a loan, the Fund may become a member of the syndicate. The loans in which the Fund invests may be rated below investment grade or may not be rated.
If a loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
From time to time, a Manager or its affiliates may serve as advisor to creditor or equity committees. This involvement, for which the Manager or its affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings.
Special Purpose Acquisition Company (SPAC) Risk. The Fund invests in stock, warrants, rights, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with an unaffiliated company (the “de-SPAC Transaction”) to be identified subsequent to the SPAC’s IPO. SPACs often are used as a vehicle to transition a company from private to publicly-traded. The securities of a SPAC often are issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional full or partial shares. Unless and until a de-SPAC Transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. In connection with a de-SPAC Transaction, the SPAC may complete a private investment in public equity (“PIPE”) offering with certain investors. The Fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction. If a de-SPAC Transaction that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. To the extent the Fund holds the warrants and rights issued by a SPAC until completion of a de-SPAC Transaction, the Fund is exposed to greater risk of loss if a transaction does not close within the pre-established period of time. Because SPACs and similar entities are in essence blank check

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companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable de-SPAC Transaction. There is no guarantee that the SPACs in which the Fund invests will complete a de-SPAC Transaction or that any de-SPAC Transaction completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. SPACs are subject to increasing scrutiny and potential legal challenges or regulatory developments (as of the date of this Prospectus, the SEC has proposed additional disclosure and other rules that would apply to SPACs) may limit their effectiveness or prevalence.
An investment in a SPAC is subject to a variety of risks, including the risk that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting a de-SPAC Transaction may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed de-SPAC Transaction may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; a de-SPAC Transaction once effected may prove unsuccessful and an investment in the SPAC may lose value; financial statements issued by a SPAC target may be misleading or inaccurate, leading to overpayment by the SPAC or other losses; inadequate due diligence of the acquisition or merger target, conflicts of interest, or material misstatements in or omissions from the IPO registration statement, the proxy statement or registration statement (if any) used in the de-SPAC Transaction, financial projections, or other similar materials could lead to legal liability on behalf of the SPAC or the SPAC target and cause a decrease in the value of the SPAC; statements or actions by regulators could negatively impact the availability of acquisition targets or the ability of a SPAC to complete a de-SPAC Transaction; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Relative Value Strategies Risk. Relative value strategies utilized in the Fund depend on the Adviser’s or the Sub-Advisers’ ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments and are subject to the risk that the Adviser’s or the Sub-Advisers’ evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which the Fund invests. The Adviser or the Sub-Advisers may fail to identify the reason underlying a particular price differential or later developments may justify the current price differential seen in the markets. In addition, because relative value strategies often involve the taking of an investment position in a particular security and an offsetting position in another related security, investment losses to the Fund may be enhanced if the Fund’s relative value strategies are unsuccessful.
Arbitrage Strategies Risk. The Fund can invest in securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction is delayed or appears likely not to be consummated or in fact is not consummated, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Fund. In addition, if a Manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price, subjecting such purchases to a high degree of risk.
The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors, and their impact on an investment, can be very difficult to evaluate.
Distressed Securities Risk. Because investments in distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations typically involve substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss equal to or exceeding the original investment.

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In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders, and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to the investments in such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by the Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.
See “Bankruptcy Process and Trade Claims Risk.”
In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed, or will result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.
Bankruptcy Process and Trade Claims Risk. The Fund may purchase bankruptcy claims and trade claims. With regard to bankruptcy claims, there are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company by causing it to lose its market position and key employees and otherwise become incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court, and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. Furthermore, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a bankruptcy reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities it owns can be impaired as a result of increases in the number and amount of claims in that class or by different classification and treatment of that class. Finally, amounts previously paid to the Fund may be challenged as fraudulent conveyances or preferences as part of a bankruptcy proceeding. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are often illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.
Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The Manager’s trading methods may not take all of these factors into account.
The global macro programs to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts, and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.
Focused Investment Risk. To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.
Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund focuses its investments in small-, mid-, or large- cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and oppor-

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tunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security tends to fall. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value typically changes based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, are more exposed to the risks of the underlying common stock.
Non-Exchange Traded Securities Risk. The Fund invests in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. More specifically, privately placed securities purchased may be “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.
Government Issued Securities Risk. The Fund invests in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. The Fund may also invest in zero coupon U.S. Treasury securities, in zero coupon securities issued by governmental agencies and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury or governmental agency securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. Although U.S. government securities may be backed or guaranteed by the U.S. government, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while other may be backed only by the credit of the issuing agency or instrumentality. U.S. government securities carry at least some risk of non-payment. In addition, in recent years, credit rating agencies have shown some concern about the U.S. government’s ability to repay all of its outstanding debt obligations. Further, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.
Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligations under the agreement, the Fund may suffer delays, incur costs, and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security underlying the agreement and the market value of the security declines, the Fund may lose money.
Event-Linked Instruments Risk. The Fund seeks to profit from investment in debt securities whose performance is linked to the occurrence of specific “trigger” events, such as a hurricane, earthquake, or other physical or weather-related phenomena. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked instruments have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. The type of event-linked bonds in which the Fund can invest are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). The return on these securities is tied primarily to property insurance risk and is analogous to underwriting insurance in certain circumstances. By isolating insurance risk, these securities are largely uncorrelated to other more traditional investments. The Fund believes

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that the greatest risk to its investments in catastrophe bonds would be a major hurricane or similar catastrophe striking a heavily populated area of the East Coast of the United States or a major earthquake with an epicenter in an urban area on the West Coast of the United States. In addition to specified trigger events, catastrophe bonds expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk. The Fund will monitor the liquidity of event-linked instruments held by the Fund and will consider various factors including, but not limited to, market spreads and external events, in connection with such monitoring. Although the Fund can invest without limits in catastrophe bonds, from time to time, the volume of catastrophe bonds available in the market may be insufficient to enable the Fund to invest as great a percentage of its assets in catastrophe bonds as the Adviser might deem optimal.
Activist Strategies Risk. The Fund is permitted to purchase securities of companies that are the subject of proxy contests or that activist investors (including, potentially, a Sub-Adviser or a manager of an Investment Fund) are attempting to influence, in the expectation that new management or a change in business strategies will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated, or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Fund to suffer a loss.
In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.
Risks Associated with Adviser, Sub-Advisers and the Operation of the Fund
Allocation Risk. The Fund’s ability to achieve its investment objective and maintain lower volatility than the broader equity markets depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisers, Investment Funds, and other investments. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment strategy, Manager, Investment Fund, or other issuer is incorrect. There is no assurance as to the amount of the Fund’s assets that the Adviser may allocate to any investment strategy, Sub-Adviser, Subsidiary, or Investment Fund from time to time.
Multi-Manager Risk. The multi-manager strategy employed by the Fund involves special risks, which include:

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Differential Strategy Risk. Certain Managers have experience in investment-related activities and in managing private investment funds, but limited experience as managers of a registered investment company, which, unlike private investment funds, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Due to differences in regulatory requirements, the investment strategies of such Managers may have different results in the Fund than they do in other funds or accounts managed by the Adviser or the Sub-Advisers that are not subject to the protections of the 1940 Act.

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New Sub-Adviser Risk. Certain Managers have limited operating and performance histories and/or experience managing investment funds. This may result in lower than expected performance, operational and investment inefficiencies, and/or errors. In addition, the departure of one or more key employees of a Manager may significantly affect a Manager’s ability to operate or perform as expected. While this risk is generally more significant at new, or smaller, Managers, it is possible that the departure of one or more key principals or employees of a Manager could disrupt the operation or performance of even well-established Managers.

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Use of Multiple Sub-Advisers Risk. No assurance can be given that the collective performance of the Managers will result in profitable returns for the Fund as a whole. Positive performance achieved by one or more Manager may be offset—or even outweighed – by negative performance experienced by other Managers. In addition, Managers may make investment decisions that conflict with each other; for example, at any particular time, one Manager may be purchasing shares of an issuer whose shares are being sold by another Manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. Alternatively, two or more Managers may employ similar strategies or invest in some of the same assets, resulting in less diversification to the Fund than is expected or desired.

Large Purchase or Redemption Risk. Large purchase or redemption activity could have adverse effects on performance if the Fund were required to sell securities, invest cash, or hold a relatively large amount of cash at times when it would not otherwise do so. Large redemptions in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The Fund may be used as an investment in certain model portfolios or other asset allocation programs sponsored by financial intermediaries. The Fund may have all or a large percentage of its shares owned by such programs or other large shareholders from time to time. Should such financial intermediary or other large shareholder change investment strategies or investment allocations such that fewer assets are invested in the Fund or the Fund is no longer used as an investment, the Fund could experience large redemptions of its shares, potentially requiring the Fund to dispose of its assets at disadvantageous prices.
Conflicts of Interest Risk. The Adviser and Sub-Advisers have conflicts of interest that could interfere with their management of the Fund. These conflicts, which are described in more detail in the SAI, include, without limitation:

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Allocation of Investment Opportunities. The Adviser and Sub-Advisers (or their affiliates) manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser, a Sub-Adviser or their affiliates. None of the Adviser, the Sub-Advisers or their affiliates will have any obligation to make available any information

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regarding their proprietary activities or strategies, or the activities or strategies used for other funds and/or accounts managed by them, for the benefit of the management of the Fund. No affiliate of the Adviser or a Sub-Adviser is under any obligation to share any investment opportunity, including an investment technique, idea, model or strategy, with the Fund. The portfolio compositions and performance results therefore will differ across the Fund and other such funds and/or accounts. These conflicts of interest are exacerbated to the extent that the Adviser’s or Sub-Advisers’ other clients are proprietary or pay them higher fees or performance-based fees. In addition, as a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability to make investments or enter into other transactions alongside other clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Even if the Fund and any such other clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

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Financial Interests in Service Providers. The Adviser or Sub-Advisers and their affiliates have financial interests in certain service providers to the Fund. For example, the Adviser utilizes technology offered by Arcesium to provide certain middle- and back-office services and technology to the Fund. The parent company of a Sub-Adviser owns a controlling, majority interest in Arcesium and the Adviser owns a non-controlling, minority interest in Arcesium.

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Financial Interests in Sub-Advisers. The Adviser and its affiliates have financial interests in asset managers that may sub-advise the Fund. Any allocation by the Adviser to a subsidiary or other affiliate that is a Sub-Adviser to the Fund benefits Blackstone and any redemption or reduction of such allocation would be detrimental to Blackstone, creating potential conflicts of interest in allocation decisions.

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Other Activities of the Adviser or Sub-Advisers. The activities in which the Adviser or Sub-Advisers and their affiliates are involved on behalf of other accounts could limit or preclude the flexibility that the Fund would otherwise have to participate in certain investments.

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Selection of Sub-Advisers. The Adviser compensates the Sub-Advisers out of the management fee it receives from the Fund, which creates an incentive for the Adviser to select Sub-Advisers with lower fee rates, select Sub-Advisers that are affiliated with the Adviser, or manage assets directly.

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Limitations on Transactions with Affiliates. The 1940 Act limits the Fund’s ability to enter into certain transactions with affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by Blackstone or its affiliates. However, the Fund may under certain circumstances purchase such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company. The ability of the Adviser to recommend actions in the best interest of the Fund might be impaired under certain conditions, including, but not limited to, in insolvency or near-insolvency situations.

Cyber Security Breaches and Identity Theft, Denial of Service Attacks, Ransomware Attacks, and Social Engineering Attempts. Cyber security incidents and cyber-attacks (including denial of service attacks, ransomware attacks, and social engineering attempts (such as business email compromise attacks)) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future (including as a consequence of the increased frequency of virtual working arrangements). There have been a number of recent highly publicized cases involving the dissemination, theft and destruction of corporate information or other assets as a result of a failure to follow procedures by employees or contractors or as a result of actions by a variety of third parties, including nation-state actors and terrorist or criminal organizations.
Blackstone, the Fund, the Managers, the Investment Funds, their service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions, and their operations rely on the secure processing, storage and transmission of confidential and other information in their systems and those of their respective third-party service providers. These information, technology and communications systems are subject to a number of different cyber-security-related threats or risks that could adversely affect Blackstone, the Fund and its shareholders, the Managers and the Investment Funds. The Adviser, Sub-Advisers, other service providers (including, but not limited to, Fund accountants, custodians, transfer agents, and administrators), and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from cyber security breaches, computer viruses or other malicious code, ransomware attacks, network failures, computer and digital infrastructure failures, infiltration by unauthorized persons and other security breaches, or usage errors by their respective professionals or service providers, power, communications or other outages, or catastrophic events such as fires, tornadoes, floods, hurricanes, earthquakes, pandemics, wars, and terrorist attacks. Third parties may also attempt to fraudulently induce employees, customers, third-party service providers or other users of Blackstone’s, the Fund’s, the Managers’, the Investment Funds’, or their respective service providers’ systems to disclose sensitive information in order to gain access to Blackstone’s, the Fund’s, the Managers’ or the Investment Funds’ data or that of Fund shareholders and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for Blackstone, the Fund, the Managers and the Investment Funds from such events. If unauthorized parties gain access to any information and technology systems of Blackstone, the Fund, the Managers, the Investment Funds, or certain service providers, or if personnel abuse or misuse their access privileges, they may be able to steal, publish, delete, or modify

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private and sensitive information, including nonpublic personal information of Fund shareholders (and their beneficial owners) and material nonpublic information (or information that might be so characterized).
Although Blackstone and the Adviser have implemented, and Sub-Advisers and service providers may implement, various measures to manage risks relating to these types of events, such measures could prove to be inadequate and, if compromised, information and technology systems could become inoperable for extended periods of time, cease to function properly, or fail to adequately secure private information. Neither Blackstone nor the Sub-Advisers control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to Blackstone, Sub-Advisers, or the Fund, each of whom could be negatively impacted as a result. Breaches such as those involving covertly introduced malware, impersonation or manipulation of authorized users and industrial or other espionage may not be identified, even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. There are also inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The failure of these systems or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, Sub-Advisers’, or other service providers’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to the Fund’s shareholders, material nonpublic information and the intellectual property and trade secrets and other sensitive information in the possession of Blackstone and/or the Managers.
Cyber-attacks or technical malfunctions could interfere with the processing of shareholder or other transactions, affect the Fund’s ability to calculate its NAV, impede trading, or render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Blackstone, the Fund, and/or the Managers could be required to make a significant investment to remedy the effects of any such failures, including harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity and other events that may affect their business and financial performance.
Information relating to investments in the Fund has been and will in the future be delivered electronically. There are risks associated with such electronic delivery including, but not limited to, that e-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.
Model and Technology Risk. Certain Managers use investment programs that are fundamentally dependent on proprietary or licensed technology through such Manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution and trade allocation systems, and/or risk management systems. These strategies and systems may not be successful on an ongoing basis, could contain errors, omissions, imperfections, or malfunctions, or could be degraded, corrupted, or compromised. In addition, a Manager’s strategies and systems may operate effectively in isolation, but may generate unintended consequences when interfacing with trading, risk, or other investment tools, models, systems, or databases. Any errors, omissions, imperfections, malfunctions, degradations, corruptions, or compromises in strategies or systems could affect the ability of the Manager to implement its investment program. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather, organize, and analyze large amounts of data from third-parties and other external sources. Defects in algorithmic trading systems are often extremely difficult to detect and some may go undetected for long periods of time or may never be detected. The adverse impact caused by such defects can compound over time. For strategies that involve high or ultra-high frequency trading, the compounding of adverse impact could be accelerated and create significant losses before the trading can be interrupted. There is no guarantee that safety mechanisms like “circuit breakers” or other automatic interruption mechanisms at a Manager or at an exchange will prevent significant losses. More specifically, as it is not possible or practicable for a Manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, Managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate investment and trading decisions. The model may be more effective with certain instruments than others, and Managers may not be able to identify or quantify all factors driving the instruments’ prices. Shareholders should be aware that there is no guarantee that a Manager that uses quantitative techniques will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be (i) the most accurate data available; (ii) free from errors, corruptions, or interruptions; or (iii) delivered or accessible in a timely manner. In addition, the use by certain Managers of predictive or algorithmic models often have inherent risks because the construction of the model is dependent on historical data supplied by third-parties and the success of such models depends heavily on the accuracy and reliability of the supplied historical data. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. A Manager (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. Alternatively, at times a Manager may manually override or shut down the operations of a quantitative model. This generally would be done in an effort to mitigate the damage from a deteriorating or malfunctioning model or a model that is reacting negatively to unforeseen market conditions. Such an override or intervention could result in greater losses than would be the case if there had been no intervention and/or could result in the model being overridden or inactive at a time when the model would have achieved gains for the Fund. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. The Fund bears the risk that the quantitative models used by a

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Manager will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective. Quantitative model-based strategies may become outdated, and their effectiveness may decline, as market dynamics shift over time. Moreover, an increasing number of market participants may rely on models and execution techniques that are similar to those used by a Manager (or an affiliate of a Manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Fund could suffer losses. The profitability of many quantitative model-based strategies utilized by certain Managers are expected to decrease as the assets of the Fund allocated to such Managers and/or the assets of the other clients of such Managers (or their affiliates or competitors) increase. Furthermore, any factor that would make it more difficult to execute trades in accordance with the models, such as a significant lessening of liquidity in a particular market or a market’s inefficiency, would also impose a significant risk. Most quantitative computer models cannot fully match the complexity of the financial markets, and therefore any sudden, unanticipated changes in the underlying market conditions can increase the risk. The use of a quantitative model and technology requires sophisticated mathematical calculations and complex computer programs, and there is no guarantee that a Manager will successfully carry out and use such calculations and programs correctly or use them effectively. Algorithmic trading strategies that integrate human personnel within trading systems may also be subject to errors of human judgment or cognitive biases. All of the aforementioned risks may have a negative effect on the Fund. The profitability of many quantitative model-based strategies utilized by certain Managers are expected to decrease as the assets of the Fund allocated to such Managers and/or the assets of the other clients of such Managers (or their affiliates or competitors) increase.
Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. Securities and derivatives markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, the CFTC, other regulators and self-regulatory organizations, and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial actions. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, Managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulations that restrict the ability of the Fund or Subsidiaries to trade in securities, commodities or related derivatives or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance. A rapidly expanding or otherwise more aggressive regulatory environment may impose greater costs on all sectors and on financial services companies in particular.
The U.S. government, the UK, and the E.U. have enacted a variety of regulations for the derivatives market, including clearing, margin, leverage, reporting, and registration requirements. These and other rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. In addition, the SEC recently adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). As required by Rule 18f-4, the Fund has adopted and implemented a derivatives risk management program governing its use of derivatives through, among other things, the application of a value-at-risk based limit to the Fund’s derivatives exposure. Compliance with Rule 18f-4 may restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies in the manner that it has historically, which may adversely affect its performance. While elements prescribed by Rule 18f-4 such as the derivatives risk management program and the VaR limit are designed to assist in the assessment and management of derivatives risk, there is no guarantee they will be effective in reducing the risks inherent in the Fund’s derivative investments.
Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques. In addition, the rules implementing the credit risk retention requirements of the Dodd-Frank Act and the European Securitization Regulation for asset-backed securities may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such transactions. It is unclear what impact these rules will have on the Fund’s strategies and performance.
Many financial instruments, including many derivatives, use or may use a floating rate based on the London Inter-Bank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. ICE Benchmark Administration (IBA), the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to

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LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (“SOFR”) for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement is based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.
Various financial industry groups have been planning for the transition away from LIBOR but there are obstacles to converting certain securities and transactions to new reference rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The LIBOR transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments, reduce the effectiveness of hedges placed against existing LIBOR-based instruments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition. The LIBOR transition process might also increase costs for certain LIBOR-related instruments or financing transactions, and cause prolonged adverse market conditions for the Fund if uncertainty regarding the effectiveness of an alternative rate-setting methodology persists. Any such effects of the transition, as well as other unforeseen effects, could result in losses to the Fund and may adversely affect the Fund’s performance or net asset value.
The Fund and its Managers may also be subject to regulation in jurisdictions in which they engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund, or such regulations could change in ways unfavorable to the Fund’s investments. For instance, if a country changes its currency or leaves the E.U. or if the E.U. dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK formally withdrew from the EU, entering into an 11‑month transition period. Prior to the end of the transition period, the EU and UK ratified the EU-UK Trade and Cooperation Agreement (“TCA”), which lays out the terms of the UK’s future cooperation with the EU. Notwithstanding the TCA, following the transition period, there is considerable uncertainty as to the UK’s post-transition framework. The terms of the British exit from the EU (commonly known as “Brexit”) are not entirely clear, and the scope and shape of the legal and regulatory landscape are not yet completely defined. The TCA does not provide the United Kingdom with the same level of rights or access to all goods and services in the European Union as the United Kingdom previously maintained as a member of the European Union and during the transition period. In particular the Trade and Cooperation Agreement does not include an agreement on financial services. As a result, the impact of the UK’s withdrawal is uncertain although the effect on the economies of the UK and the EU will likely depend on the nature of the trade relations negotiated between the UK and the EU and other major economies. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe, and globally, which may adversely affect the value of the Fund’s investments. Because portions of the Fund’s assets may be managed by Sub-Advisers operating out of the UK, and because the Fund makes investments in issuers organized or headquartered in, or otherwise economically tied to, the UK, the Fund may be particularly sensitive to these risks. Significant uncertainty remains in the market regarding the ramifications of those developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. For instance, Brexit may lead to a recession of the economy of the UK, down-grading of the UK’s credit rating, and an increased likelihood of pro-independence movements in Scotland and other parts of the UK taking steps to secede from the UK. The consequence of the UK’s or any other country’s exit from the EU and/or Eurozone could also threaten the stability of Euro and could negatively affect the financial markets of other countries in the European region and the world. Therefore, the Fund faces risks associated with the uncertainty and consequences following Brexit, including with respect to volatility in exchange rates and interest rates.
Certain investments by the Fund that involve a business connected with or related to national security (including, without limitation, critical technology, critical infrastructure, or sensitive data) may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”) and/or non-U.S. national security/investment clearance regulators. In the event that CFIUS or another regulator reviews one or more of the Fund’s proposed or existing investments, it is possible that CFIUS or another regulator will seek to impose limitations on or prohibit one or more of the Fund’s investments or unwind a transaction. Such limitations or restrictions may prevent the Fund from pursuing certain investments, cause delays with respect to consummating such investments, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Where the Fund is required to unwind a transaction, in addition to incurring additional legal, administrative, and other costs, the Fund may have to dispose of the investment at a price that is less than it would have received had the Fund exited at a different time or under different circumstances. Any of these outcomes could adversely affect the Fund’s performance.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC

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exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. These regulatory changes could reduce the Fund’s flexibility to make investments in other investment companies.
On December 3, 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 permits a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which are subject to board oversight and certain reporting and other requirements. Pursuant to Rule 2a-5, the Board of Trustees has designated the Adviser to serve as the Fund’s valuation designee.
In 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted as proposed, would, among other things, cause more investments to be treated as illiquid, and could prevent the Fund from investing in securities that the Adviser or Sub-Advisers believes are appropriate or desirable. At the same time, the SEC proposed rule amendments that would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.
Shareholders should understand that the Fund’s business is dynamic and is expected to change over time. Therefore, the Fund may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Fund, the Adviser, the Sub-Advisers, the Board of Trustees, the Subsidiaries, the Investment Funds, or the businesses of each. Such regulations may have a negative effect on shareholders or the operations of the Fund, including, without limitation, restricting the types of investments the Fund may make, preventing the Fund from exercising its voting rights with regard to certain financial instruments, requiring the Fund to disclose the identity of its investors, or otherwise. The Board of Trustees may, in its sole discretion, cause the Fund to be subject to such regulations if it believes that an investment or business activity is in the Fund’s interest, even if such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.
Valuation Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. Where market quotations are not readily available, securities are valued at fair value in good faith by the Adviser, acting in its capacity as valuation designee under Rule 2a-5. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value. Valuations of the Investment Funds are reported to the Fund by the applicable Managers and their agents based on each Investment Fund’s valuation policies. Inaccurate or untimely information could adversely affect the Fund’s valuation of its own net assets.
Because of overall size, duration and maturities of positions held by the Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Fund may routinely trade with bid-offer spreads that may be significant. In addition, the Fund may hold loans or privately placed securities for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests applicable to RICs depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.
Long/Short Strategies Risk. The Fund’s use of long/short strategies is subject to the Adviser’s or a Sub-Adviser’s ability to accurately identify securities that are overvalued, in the case of short positions, or undervalued, in the case of long positions, in the market and depend on the market eventually recognizing the Adviser’s or Sub-Adviser’s evaluation of the true value of the security. If the Adviser’s or the Sub-Advisers’ evaluation of the value of a particular security is incorrect or if the market never recognizes that evaluation in the price of a particular security, long/short strategies could result in losses for the Fund. In addition, long/short strategies may be subject to greater volatility than other strategies and may involve the use of leverage, which can magnify investment losses in the Fund.
Hedging Transactions Risk. The Fund can invest in securities and utilize financial instruments, including but not limited to, futures, forward contracts, currency options and interest rate swaps, caps and floors both for investment purposes and hedging purposes in order to attempt to: (i) protect against possible changes in the market value of portfolio positions resulting from factors such as fluctuations in the securities and commodities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that the Fund deems appropriate.

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Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security or commodity price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to increased risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), liquidity risk and widening risk.
High Portfolio Turnover Risk. A change in the securities held by the Fund is known as “portfolio turnover” and generally involves some expense to the Fund. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities, which must be borne directly by the Fund. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the Fund’s investment policies, under certain market conditions the Fund’s portfolio turnover rate may be higher than that of other mutual funds. Additionally, the portfolio turnover rate of the Fund may vary from year to year, as well as within a year.
Limited Capacity Risk. Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.
Risk Control Framework. A Manager may employ one or more risk controls in an effort to assess and manage the risks associated with the Fund’s investments. No risk control system is fail safe, and no assurance can be given that any risk control framework designed or used by a Manager will achieve its objective. To the extent that risk controls will be based upon historical trading patterns for the financial instruments and upon pricing models for the behavior of such financial instruments in response to various changes in market conditions, no assurance can be given that such historical trading patterns will accurately predict future trading patterns or that such pricing models will necessarily accurately predict the manner in which such financial instruments are priced in financial markets in the future. There is also no assurance that the risk control framework employed by a Manager, if any, will be successful in minimizing losses to the Fund.
Tax Risk. The extent of the Fund’s investments in certain of the instruments, markets and asset classes described herein and the manner in which the Fund achieves such investments are limited by the Fund’s intention to qualify for taxation as a RIC under Subchapter M of the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s treatment as a RIC may be jeopardized. In particular, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income from specified sources (such income, “qualifying income”). Income from direct investments in commodities and certain commodity-related derivatives is not qualifying income. The tax treatment of certain other commodity-linked derivative instruments is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does cure such failure by paying a tax at the Fund-level.
The Fund’s investments in and through underlying entities such as the Cayman Subsidiary and other investment vehicles may also make it difficult for the Fund to meet the RIC qualification requirements regarding the diversification of its assets. Further, the U.S. tax treatment of certain of the Fund’s other investments is uncertain, including under Subchapter M; an adverse determination or future guidance by the IRS regarding the timing, character or amount of the Fund’s income or gains (which determination or future guidance could have retroactive effect) could cause the Fund to fail to meet the requirements for treatment as a RIC.
See “Tax Considerations” below and the SAI for additional information.
Subsidiary Risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The instruments held by each Subsidiary are in many respects similar to those that are permitted to be held by the Fund and subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act and, unless otherwise

50	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. See also “Tax Risk” above and “Tax Considerations” below.
Borrowing Risk. The Fund is permitted to borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. The Fund maintains a committed revolving line of credit with State Street Bank and Trust Company. The Fund pays a commitment fee, in addition to the stated interest rate, to maintain the line of credit.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market and economic conditions and investor sentiment. The Fund and its Managers employ from time to time various investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. From time to time, the Fund and its Managers may be overly invested in one particular style of investing, and that investment style could underperform and/or be more volatile than other investment styles at the time. The Fund or its Managers may also employ a combination of investment styles that impact its overall risk characteristics.
Defensive Investing Risk. For defensive purposes, the Fund may, as part of its risk management process, allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.
Systematic Trading Risk. Certain Managers base their trading decisions on systematic mathematical analysis of past price behavior. The future profitability of these strategies depends, in part, upon the assumption that the future price behavior will not be materially different from the past. The Manager may incur substantial trading losses during periods when markets behave substantially different from the period in which the Manager’s models are derived. The systematic trading methods used by certain Managers are fundamentally dependent on automated and computerized technology which may contain programming errors or which may ineffectively incorporate or translate the data collected.
Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit and counterparty risk, include possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower default or fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. A manager may retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The Fund reports portfolio holdings information as of each month-end to the SEC within 60 days after the end of each fiscal quarter by filing Form N-PORT with the SEC. Within 60 days after the end of the Fund’s first and third fiscal quarters, the Fund will also publicly disclose in an exhibit to its Form N-PORT filing the Fund’s complete schedule of portfolio holdings as of the close of the period. The Fund also publicly discloses its complete portfolio holdings information for the second and fourth quarters of each fiscal year by filing Form N-CSR with the SEC. The Fund’s Annual and Semi-Annual Reports are made available on the Fund’s website, generally within 60 days after the end of each semi-annual period.

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MORE ON FUND MANAGEMENT
Adviser and Sub-Advisers
Adviser
Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Adviser”) is the Fund’s investment adviser with approximately $5.0 billion in assets under management as of March 31, 2023. BAIA, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, is a member of the Blackstone Hedge Fund Solutions Group, which has approximately $81.2 billion in assets under management as of March 31, 2023 and is an indirect wholly-owned subsidiary of Blackstone, a publicly traded corporation that has shares that trade on the New York Stock Exchange under the symbol “BX.”
The Fund pays the Adviser a management fee (the “Management Fee”), which accrues daily in arrears and is paid quarterly, at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the Subsidiaries. The Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and Subsidiaries up to $2.5 billion, the Management Fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the Management Fee is calculated at a rate of 1.80%. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services, and each bears the fees and expenses it incurs in connection with these services.
For the fiscal year ended March 31, 2023, the Fund paid the Adviser an effective Management Fee of 1.88% of average net assets.
A discussion regarding the basis for the approval of the Fund’s investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s Semi-Annual Report to shareholders for the period ended September 30, 2022 and in the Fund’s Annual Report to shareholders for the period ended March 31, 2023.
The Adviser has delegated certain SEC and CFTC recordkeeping requirements with respect to the maintenance of the Fund’s books and records to the Fund’s Sub-Advisers and to the Fund’s administrator, State Street Bank and Trust Company (One Congress Street, Suite 1, Boston, MA 02114).
Portfolio Managers
The portfolio managers of the Fund have day-to-day management responsibilities for the Fund. Information regarding the portfolio managers is set forth below.

Name	Portfolio Manager of the Fund Since	Title and Recent Biography
Riad Abrahams	2023	2022–Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2009–2022: Senior Managing Director, Chief Strategist and Head of Quantitative Investing, Maverick Capital, Ltd.
David Ben-Ur	2022	2022–Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2012–2021: Chief Investment Officer, CAM Capital
Max Jaffe	2021
2023–Present: Managing Director, Blackstone (Hedge Fund Solutions)
2021–2022: Principal, Blackstone (Hedge Fund Solutions)
2019–2020: Vice President, Blackstone (Hedge Fund Solutions)
2016–2018: Associate, Blackstone (Hedge Fund Solutions)

Ian Morris	2016	2016–Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)
Winfield Sickles	2022	2022–Present: Managing Director, Blackstone (Hedge Fund Solutions) 2017–2021: Managing Director, Deutsche Bank
Stephen Sullens	2014	2006–Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)
Further information regarding the portfolio managers of the Fund, including compensation, other accounts managed, and ownership of securities in the Fund, is available in the SAI.
Sub-Advisers
The Adviser engages the following entities as Sub-Advisers to provide investment management services to the Fund or to one or more Subsidiaries:

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Aperture Investors, LLC (“Aperture”), located at 250 West 55th Street, 30th Floor, New York, NY 10019, may manage a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2018, Aperture (together with its wholly-owned subsidiaries) has approximately $4.4 billion in assets under management as of March 31, 2023.

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Bayforest Capital Limited (“Bayforest”), located at 48 Dover Street London, W1S4FF United Kingdom, a commodity trading advisor registered with the CFTC, may manage a portion of the Cayman Subsidiary’s assets using Multi-Strategy Strategies. Bayforest was founded in 2017 and had approximately $700.0 million in assets under management as of March 31, 2023.

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Bayview Asset Management, LLC (“Bayview”), located at 4425 Ponce de Leon Boulevard, Coral Gables, Florida 33146, is an investment adviser registered with the SEC. Bayview may manage a portion of a Domestic Subsidiary’s assets using Relative Value

52	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

Strategies. Bayview is an investment management firm focused on all areas of mortgage credit, including whole loans, mortgage-backed securities, mortgage servicing rights, and mortgage related equities. Bayview was established in 2008 to serve as the parent company of the loan acquisition, servicing and asset management business previously owned by its predecessor company, Bayview Financial, L.P., which was established by Bayview’s principals in 1993. Bayview had approximately $15.7 billion in assets under management as of March 31, 2023.

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Blackstone Liquid Credit Strategies LLC (“BX LCS”), located at 345 Park Avenue, New York, NY 10154, is an investment adviser registered with the SEC. BX LCS may manage a portion of a Domestic Subsidiary’s assets and/or a portion of the Cayman Subsidiary’s assets using Relative Value Strategies. BX LCS also may invest in assets identified by, and at the direction of, the Adviser. BX LCS is an affiliate of Blackstone Credit (“BXC”). Blackstone Credit & Insurance, which includes BXC, was founded in 2005 as GSO Capital Partners LP, and had approximately $291.3 billion in assets under management as of March 31, 2023, inclusive of BX LCS assets under management of approximately $105.2 billion. BX LCS is an indirect wholly-owned subsidiary of Blackstone and an affiliate of the Adviser on the basis that it is under common control with the Adviser.

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Blackstone Real Estate Special Situations Advisors L.L.C. (“BRESSA”), located at 345 Park Avenue, New York, NY 10154, is an investment adviser registered with the SEC. BRESSA may manage a portion of a Domestic Subsidiary’s assets and/or a portion of the Cayman Subsidiary’s assets using Relative Value Strategies. Founded in 2007, BRESSA had approximately $58.8 billion in assets under management as of March 31, 2023. BRESSA is an indirect wholly-owned subsidiary of Blackstone and an affiliate of the Adviser on the basis that it is under common control with the Adviser.

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Caspian Capital LP (“Caspian”), located at 10 East 53rd Street, 35th Floor, New York, NY 10022, is an investment adviser registered with the SEC. Caspian may manage a portion of a Domestic Subsidiary’s assets using Event-Driven Strategies. Formed in 2010, Caspian had approximately $4.0 billion in assets under management as of March 31, 2023.

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Clear Sky Advisers, LLC (“Clear Sky”), located at 50 Briar Hollow Lane, Suite 450W, Houston, TX 77027, may manage a portion of a Domestic Subsidiary’s assets and/or a portion of the Cayman Subsidiary’s assets using Macro Strategies. Founded in 2020, Clear Sky has approximately $1.4 billion in assets under management as of March 31, 2023.

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D. E. Shaw Investment Management, L.L.C. (“DESIM”), located at 1166 Avenue of the Americas, Ninth Floor, New York, NY 10036, is an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC. DESIM may manage a portion of the Cayman Subsidiary’s assets using a Multi-Strategy Strategy. DESIM, which was formed in 2005, is a member of the D. E. Shaw group, which was founded in 1988. As of March 31, 2023, the D. E. Shaw group had approximately $66.8 billion in assets under management, of which DESIM managed approximately $20.4 billion.

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Endeavour Capital Advisors Inc. (“Endeavour”), located at 410 Greenwich Avenue, Greenwich, CT 06830, is an investment adviser registered with the SEC. Endeavour may manage a portion of a Domestic Subsidiary’s assets using Equity Hedge Strategies. Founded in 1994, Endeavour had approximately $418.0 million in assets under management as of March 31, 2023.

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Fir Tree Capital Management LP (“Fir Tree”), located at 500 Fifth Avenue, 9th Floor, New York, New York 10110, is an investment adviser registered with the SEC. Fir Tree may manage a portion of a Domestic Subsidiary’s assets using Relative Value Strategies. Founded in 1994, Fir Tree has approximately $2.6 billion in assets under management as of March 31, 2023.

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Fort Baker Capital Management LP (“Fort Baker”), located at 700 Larkspur Landing Circle, Suite 275, Larkspur, CA 94939, is an investment adviser registered with the SEC. Fort Baker may manage a portion of the Fund’s assets using Risk Arbitrage Strategies. Founded in 2015, Fort Baker has approximately $589.0 million in assets under management as of March 31, 2023.

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Jasper Capital Hong Kong Limited (“Jasper”), located at Golden Centre, Unit 1701, 17/F, 188 Des Voeux Road Central, Hong Kong Island, is an investment adviser registered with the SEC. Jasper may manage a portion of a Domestic Subsidiary’s assets using Equity Hedge Strategies. Founded in 2017, Jasper had approximately $464.0 million in assets under management as of March 31, 2023. Jasper has entered into a service agreement with its China-based affiliate, Jasper Capital International (“JCI”), pursuant to which Jasper may use resources and personnel of JCI. Under this arrangement, JCI acts as a “participating affiliate” of Jasper and certain employees of JCI are treated as “associated persons” of Jasper.

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Magnetar Asset Management LLC, located at 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201, an investment adviser registered with the SEC, may manage a portion of a Domestic Subsidiary’s assets using Event-Driven Strategies. It is an affiliate of Magnetar Financial LLC (together with Magnetar Asset Management LLC, “Magnetar”). Founded in 2005, Magnetar had approximately $12.9 billion in assets under management as of March 31, 2023, on a discretionary and non-discretionary basis, including designated investments in side pockets and unfunded commitments.

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Mariner Investment Group, LLC (“Mariner”), located at 500 Mamaroneck Avenue, Suite 405, Harrison, NY 10528, is an investment adviser registered with the SEC. Mariner may manage a portion of the Fund’s assets using Relative Value Strategies. Founded in 1992, Mariner had approximately $6.0 billion in assets under management as of March 31, 2023.

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Melqart Asset Management (UK) Limited (“Melqart”), located at 5 St. James’s Square, London, SW1Y 4JU, United Kingdom, is an investment adviser registered with the SEC and is authorised and regulated by the Financial Conduct Authority. Melqart may manage a portion of the Cayman Subsidiary’s assets using Macro Strategies. Founded in 2015, Melqart had approximately $1.7 billion in assets under management as of March 31, 2023.

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Merritt Point Partners LLC (“Merritt Point”), located at 1999 Harrison Street, Suite 1800, Oakland, CA 94612 is a commodity trading advisor registered with the CFTC. Merritt Point may manage a portion of the Cayman Subsidiary’s assets to invest in commodities using Macro Strategies. Founded in 2018, Merritt Point had approximately $103.5 million in assets under management as of March 31, 2023.

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Mesarete Capital LLP (“Mesarete”), located at First Floor, Grafton House, 2-3 Golden Square, London, W1F 9HR, United Kingdom, is an investment adviser registered with the SEC. Mesarete may manage a portion of the Cayman Subsidiary’s assets using Relative Value Strategies. Founded in 2021, Mesarete had approximately $1.6 billion in assets under management as of March 31, 2023.

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Nephila Capital Ltd. (“Nephila”), located at Victoria Place, 3rd Floor West, 31 Victoria Street, Hamilton, HM 10, Bermuda, is an investment adviser registered with the SEC. Nephila may manage a portion of the Fund’s assets using Event-Driven Strategies. Founded in 1997, Nephila had approximately $7.1 billion in assets under management as of March 31, 2023.

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North Reef Capital Management LP (“North Reef”), located at 1833 South Coast Highway, Suite 210, Laguna Beach, CA, 92651, is an investment adviser registered with the SEC. North Reef may manage a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2020, North Reef has approximately $757.0 million in assets under management equivalent as of March 31, 2023.

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Sage Rock Capital Management LP (“Sage Rock”), located at 60 East 42nd Street, New York, NY 10165, is an investment adviser registered with the SEC. Sage Rock may manage a portion of a Domestic Subsidiary’s assets using Event-Driven Strategies. Founded in 2013, Sage Rock had approximately $230.0 million in assets under management as of March 31, 2023.

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Seiga Asset Management Limited (“Seiga”), located at Suite 2003A, The Centrium, 60 Wyndham Street, Central Hong Kong, is an investment adviser registered with the SEC. Seiga may manage a portion of a Domestic Subsidiary’s assets using Equity Hedge Strategies. Founded in 2016, Seiga had approximately $806.4 million in assets under management as of March 31, 2023.

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Seven Grand Managers, LLC (“Seven Grand”), located at 81 Pondfield Road, Suite C302, Bronxville, NY 10708, is an investment adviser registered with the SEC. Seven Grand may manage a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2019, Seven Grand has approximately $300.0 million in assets under management as March 31, 2023.

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Trailstone Commodity Trading US, LLC (“Trailstone”), located at 1601 South MoPac Expressway, #D425, Austin, Texas 78746, may manage a portion of the Cayman Subsidiary’s assets using Macro Strategies to invest in commodity interests. Trailstone was founded in 2013. Trailstone oversees over $300.0 million invested in various energy commodity products as of March 31, 2023.

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Two Sigma Advisers, LP (“Two Sigma”), located at 100 Avenue of the Americas, 16th Floor, New York, NY 10013, is an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC. Two Sigma may manage a portion of the Fund’s assets using Equity Hedge Strategies. Two Sigma, along with its affiliated investment managers, including Two Sigma Investments, LP, which was founded in 2001, had approximately $59.9 billion in assets under management as of April 1, 2023, inclusive of Two Sigma assets under management of approximately $33.1 billion, which includes employee and proprietary capital. The assets under management of Two Sigma and its affiliated investment managers includes the assets under management of the following affiliated investment managers: Two Sigma Investments, LP (“TSI”), Two Sigma China Co., Ltd. (“TSC”), TSPI, LP, and Two Sigma Ventures, LP. Absolute return and benchmark relative assets are managed across Two Sigma, TSI, and TSC and reflect the most recently available valuations as of April 1, 2023. Private investment assets are managed across TSPI, LP and Two Sigma Ventures, LP and reflect the most recently available valuations as of April 1, 2023 and include any unfunded capital commitments. In order to avoid double-counting assets, the assets under management of Two Sigma and its affiliated investment managers has been adjusted downward to account for instances where a product advised by one Two Sigma investment manager invests in another product managed by the same, or an affiliated, Two Sigma investment manager.

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Waterfall Asset Management, LLC (“Waterfall”), located at 1251 Avenue of the Americas, 50th Floor, New York, NY 10020, is an investment adviser registered with the SEC. Waterfall may manage a portion of a Domestic Subsidiary’s assets using Relative Value Strategies. Founded in 2004, Waterfall had approximately $11.6 billion in assets under management as of March 31, 2023.

The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund or a Subsidiary. Each discretionary Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to it. Each non-discretionary Sub-Adviser implements its investment strategy in coordination with the Adviser in the Adviser’s discretion. The Adviser has the responsibility to oversee each Sub-Adviser, subject to the ultimate oversight of the Fund’s Board of Trustees. The Adviser oversees the Sub-Advisers for compliance with the Fund or Subsidiary’s investment objective, policies, strategies, and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. In allocating the Fund’s assets, the Adviser has discretion to not allocate any assets to one or more Sub-Advisers at any time.
Selection of Sub-Advisers
The Adviser currently intends to generally consider the following factors as part of its Sub-Adviser screening process, although the factors considered from time to time or with respect to any one Sub-Adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

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Attractive Long-Term Risk-Adjusted Investment Performance: The Adviser seeks to choose Sub-Advisers focused on alternative strategies that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

54	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

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Skilled Application of Non-Traditional/Alternative Investment Techniques: The Adviser believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. The Adviser seeks to choose Sub-Advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

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Opportunistic Approach to Investing: Among the Sub-Advisers sought out by the Adviser, the Adviser may choose “opportunistic” Sub-Advisers who are willing to make substantial investments based on the direction the Sub-Adviser anticipates a particular market, markets or individual securities will take. These Sub-Advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns. It is possible that the Adviser may make only relatively short-term allocations to Sub-Advisers that specialize in opportunistic trades.

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Management Stability and Committed Investment Professionals: The Adviser believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, the Adviser believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

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Ongoing Monitoring: Once selected, the performance of each Sub-Adviser is regularly reviewed, and new Sub-Advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among Sub-Advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions. The Adviser reviews a number of quantitative and qualitative factors in connection with the allocation of the Fund’s assets, including, without limitation, macroeconomic scenarios, market sentiment, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy.

Multi-Manager Structure
The Adviser has ultimate responsibility to oversee the Sub-Advisers, subject to the oversight of the Fund’s Board of Trustees. The Adviser is also responsible for recommending the hiring, termination, and replacement of the Sub-Advisers. The Fund has obtained an exemptive order from the SEC that permits the Adviser to hire Permitted Sub-Advisers (as defined below) by entering into sub-advisory agreements with them, and to make material amendments to those sub-advisory agreements, without seeking the approval of the Fund’s shareholders. The Adviser hires and terminates Permitted Sub-Advisers in reliance on the exemptive order. The Fund furnishes shareholders with information about new Permitted Sub-Advisers retained in reliance on the exemptive order within 90 days of the hiring of a new Permitted Sub-Adviser. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order and the Fund and the Adviser intend to rely on the exemptive order without seeking additional shareholder approval. The term “Permitted Sub-Adviser” means any Sub-Adviser that is either unaffiliated with the Adviser or that is a directly or indirectly wholly-owned subsidiary of Blackstone.
The Sub-Advisers named above are Permitted Sub-Advisers. The Adviser manages assets not allocated to a Sub-Adviser and may do so directly or through a Subsidiary.
In accordance with a separate exemptive order that the Trust and the Adviser have obtained from the SEC, the Board of Trustees may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.
Expense Limitation Undertaking
The Adviser has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below) to an amount not to exceed 2.40% (for Class D, I, and Y Shares) and 2.55% (for Class R Shares) per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund with the exception of: (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (in each case, as determined in the sole discretion of the Adviser). As of March 31, 2023, the Specified Expenses were 2.30% for Class D, 2.28% for Class I, and 2.20% for Class Y. The amount of specified expenses may vary from time to time. To the extent that Specified Expenses for the Fund for any month exceed the Expense Cap, BAIA will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAIA may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after August 31, 2025 upon appropriate notice to the Fund. This arrangement cannot be terminated prior to August 31, 2025 without the Board of Trustees’ consent.
The Fund has agreed to repay the amounts borne by BAIA under the Expense Limitation and Reimbursement Agreement within the three year period after BAIA bears the expense, when and if requested by BAIA, but only if and to the extent that the Specified Expenses of the Fund are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAIA is permitted to receive repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund in the month the repayment is made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

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Additional Information
As described above, the Fund is a party to contractual arrangements with various parties who provide services to the Fund, including BAIA, the Distributor, the Fund’s administrator, custodian, transfer agent, and independent registered public accounting firm, among others. Investors are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create for any individual investor or group of investors any right to enforce against the service providers or to seek any remedy from the service providers, either directly or on behalf of the Fund.
This Prospectus (and the related summary prospectus and SAI) provides information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the summary prospectus, or the SAI is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any investor or other person other than any rights under federal or state law that may not be waived.
SHAREHOLDER INFORMATION
Determination of Net Asset Value
The net asset value or “NAV” of each class of shares of the Fund is determined as of the close of regular trading on the NYSE, generally at 4:00 p.m. Eastern time. The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities allocated to that share class, by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. The Fund may elect not to determine NAV on days when none of its shares are tendered for redemption and it accepts no orders to purchase its shares. Because the Fund may hold portfolio securities listed on non-U.S. exchanges that trade on days on which the NYSE is closed, the NAV of the Fund’s shares may change significantly on days when shares cannot be redeemed.
The value of the Fund’s investments is generally determined as follows:
Exchange-traded securities (other than exchange-traded options)

•	Last reported sales price;

•	Official closing price; or

•	Official settlement price
Exchange-traded options

•	Official settlement or last reported sales price of any security for which an official settlement price or last reported sales price exists on the primary exchange on the valuation day
Forwards

•	Forward currency contracts are valued at the current forward market prices obtained from third-party pricing service providers or may be based on broker-dealer quotations
Over-the-counter (“OTC”) derivative contracts and fixed-income instruments

•	Such instruments are valued using third-party pricing service providers, counterparty valuations or broker-dealer quotations
Shares of other open-end registered investment companies

•	Most recent NAV
The values of non-U.S. securities quoted in non-U.S. currencies, non-U.S. currency balances and non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Eastern time, at then current exchange rates or at such other rates as the Adviser, acting in its capacity as valuation designee, may determine in computing NAV.
The Adviser evaluates pricing sources on an ongoing basis and may change a pricing source at any time. The Adviser monitors erratic or unusual movements (including unusual inactivity) in the prices of investments and has discretion to override a price supplied by a pricing source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.
Securities for which market quotations are readily available must be valued at market value. When market quotations are not readily available, the Fund must value portfolio securities and all other assets by using the fair value as determined in good faith by the Board of Trustees or its designee. While the Board of Trustees retains ultimate responsibility for the process for valuing portfolio securities, derivative financial instruments, and other investments, including investments in private funds (the “Valuation Process”), the Board of Trustee has delegated responsibility for the day-to-day operational implementation of the Valuation Process to the Fund’s Custodian and responsibility for the supervision of the Custodian’s implementation of the Valuation Process to the Adviser. The Custodian performs its duty to value the Fund’s investments in accordance with its valuation policies and procedures (the “Valuation Procedures”) designed to ensure the Valuation Process is carried out in accordance with applicable law, regulatory guidance, and the Fund’s internal procedures. In addition, the Board of Trustees has designated the Adviser as the “valuation designee” under Rule 2a-5 under the 1940 Act to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists. The Adviser performs its responsibilities as valuation designee pursuant to its fair valuation procedures.

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Interests in Investment Funds
The Fund bases its NAV on valuations of its interests in the Subsidiaries and Investment Funds as of the time of the Fund’s valuation. Valuations of the Investment Funds are reported to the Fund by the applicable Managers and their agents, including their administrators, based on each Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. Typically, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund were the Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Funds, and also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information available to the Fund concerning the value of its interests in Investment Funds may not reflect market prices or quotations for the underlying assets held by such Investment Funds. With respect to Investment Funds that do not report a value to the Fund on a timely basis, the Fund determines the fair value of its interest in the Investment Fund based on the most recent value reported by the Investment Fund, together with any other relevant information available at the time the Fund values its portfolio.
There are uncertainties in the valuations reported by the manager or agent of an Investment Fund, upon which the Fund calculates its own net assets. As a result, the Fund’s net assets (and NAV) may be subject to later adjustment, based on information reasonably available at such later time that shows earlier conclusions regarding the valuation of one or more Investment Funds were inaccurate. Valuation determinations that are later shown to be inaccurate may have an adverse effect on the Fund or individual shareholders by affecting the amount of fees paid by the Fund, causing purchasing or redeeming shareholders to pay or receive too little or too much for their shares and causing the interests of remaining shareholders to become overvalued or diluted.
For example, fiscal year-end NAV calculations of the Investment Funds typically would be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by investors who redeemed their shares before such adjustments. As a result, to the extent that subsequently adjusted valuations from the manager or agent of an Investment Fund or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, the shares will be adversely affected by previous redemptions to the benefit of shareholders who redeemed their shares at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations will be entirely for the benefit of the then-outstanding shares and to the detriment of shareholders who previously redeemed their shares at a NAV lower than the adjusted amount. The same principles apply to the purchase of shares.
“Fair Value” Pricing
For investments where market quotations are not readily available (or are otherwise not reliable), the fair value will be determined, in good faith, by the Adviser, acting in its capacity as the valuation designee under Rule 2a-5 of the 1940 Act pursuant to the Adviser’s valuation procedures.
With respect to the Fund’s use of “fair value” pricing, you should note the following:

•
A market quotation is “readily available” only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be “readily available” if it is not reliable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations), including where events occur after the close of the relevant market, but before the close of the NYSE, that materially affect the values of the Fund’s investments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available.

•
The values of assets that are fair valued are determined by the Adviser, acting in its capacity as the valuation designee under Rule 2a-5 under the 1940 Act, pursuant to the Adviser’s valuation procedures. Factors that may be considered in determining fair value include, among others, the type of security, the purchase price of the security, the value of similar securities of the issuer or comparable companies, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, analysts’ research and observations from financial institutions including broker-dealer quotations and counterparty statements, significant events (i.e. transactions, offers, merger proposals, or tender offers which may be considered to result in changes in the value of U.S. securities or securities indices) that occur before or after the close of the relevant market and before the Fund’s NAV is calculated, other news events, significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments), estimated net asset values, estimate to actual net asset values results, investment strategies, anticipated portfolio holdings, historical and expected volatility of Investment Funds, discount from market value of unrestricted securities of the same class at the time of purchase, shelf registration for restricted securities, correlations between the NAV of investments in hedge funds and other private funds (each an “Investee Fund”) and other securities or indices, the issuer’s financial statements, and other similar factors. Due to the inherent uncertainty of these estimates, estimates of fair value may differ from values that would have been used had a ready market for these investments existed and the difference could be material.

•
The Fund may use a third-party valuation service provided to value non-U.S. equity securities that are primarily traded outside of North and South America. The third-party valuation service provider calculates a factor that is applied to adjust the last price of each such security in the event that there is movement in excess of a specified trigger as measured by the movement between the prior close and the current close of the U.S. market.

The Fund’s current NAV per share is available on the Fund’s website at www.bxmix.com.

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Additional Information about the Purchase and Sale of Shares
The Fund currently offers four classes of shares, Class D Shares, Class I Shares, Class R Shares, and Class Y Shares, which are being offered by this Prospectus.
Shares of the Fund are continuously offered through the Distributor. In addition, certain intermediaries designated by the Distributor may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Distributor, may designate other financial intermediaries to accept such orders.
The Fund and the Distributor have the sole right to accept orders to purchase shares and may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading.
Class D Shares are offered primarily through broker-dealers and other financial intermediaries with whom the Distributor has an agreement for the use of the Fund in investment products, programs, or accounts such as mutual fund supermarkets or other no-transaction-fee platforms. Class D Shares are subject to distribution and/or service fees, which are paid to financial intermediaries to support the sale and distribution of Class D Shares and/or servicing activities. The minimum investment in Class D Shares of the Fund by an investor is $10,000, and the minimum subsequent investment in Class D Shares of the Fund by an investor is $1,000.
Class I Shares are offered for institutional investors (e.g., banks, insurance companies, corporations, and other financial institutions) and individuals who are clients of financial intermediaries, broker-dealers, financial institutions, or registered investment advisors that have entered into an arrangement approved by the Distributor to provide certain administrative services to investors in the Fund’s Class I Shares. Shareholders of Class I Shares may be subject to additional advisory, administrative, servicing, account-level or other fees in addition to those described in this Prospectus, which are paid to financial intermediaries to support the additional services they may provide. In addition, an investor transacting in Class I shares may be required to pay a commission to a broker that is not described in this Prospectus. Contact your broker for more information about the commissions that your broker may charge. The minimum investment in Class I Shares of the Fund by an investor is $100,000, and the minimum subsequent investment in Class I Shares of the Fund by an investor is $10,000.
Class Y Shares are offered for institutional investors and individuals (including through IRAs) who purchase directly from the Fund. Class Y Shares may also be offered for investment by employees, officers and directors/trustees of the Adviser, the Fund or their respective affiliates. In addition, Class Y Shares are offered for institutional investors and individuals who are clients of financial intermediaries, broker-dealers, financial institutions, or registered investment advisors that have entered into an arrangement approved by the Distributor and do not charge a fee to the Fund. However, an investor transacting in Class Y shares may be required to pay a commission to a broker that is not described in this Prospectus. Contact your broker for more information about the commissions that your broker may charge. Class Y Shares do not have initial investment or subsequent investment minimums.
Class R Shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, tax-sheltered annuity, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Fund to utilize Class R Shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R Shares also are generally available only to specified benefit plans when Class R Shares are held on the books of the Fund through omnibus accounts. Class R Shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans. Class R Shares are not subject to distribution and/or service fees, but may be subject to certain recordkeeping and other administrative fees. Class R Shares do not have initial investment or subsequent investment minimums.
The nature and extent of administrative services provided by financial intermediaries, and the amount of the fees paid by the Fund to financial intermediaries to support the additional services they provide, will vary among financial intermediaries. Each of Class D Shares and Class I Shares bear such expenses on a class-wide basis. As such, the rate at which these expenses are incurred by each class, as a percentage of the class’s net assets, will be a blended rate of the rates charged by various financial intermediaries holding shares in the relevant class. In instances where this blended rate is higher than the rate charged by your financial intermediary, you will bear the higher blended rate borne by the class instead of the lower rate charged to the Fund by your financial intermediary. In instances where this blended rate is lower than the rate charged by your financial intermediary, you will bear the lower blended rate borne by the class instead of the higher rate charged by your financial intermediary.
You may purchase or redeem shares of each class of shares of the Fund each day the NYSE is open, at the Fund’s NAV per share of a class of shares determined after receipt of your request in good order. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
The Fund, the Adviser or the Distributor may waive the minimum investment requirements for any share class from time to time in its sole discretion and may waive minimum investment requirements in Class D and/or Class I Shares for certain omnibus accounts or retirement plans.

58	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

Shares of the Fund may be held in an account at a financial intermediary in which case, generally, the intermediary will hold a shareholder’s shares in nominee or street name as the shareholder’s agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts at a financial intermediary, and a shareholder may obtain information about such accounts only through the financial intermediary.
Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. In addition, certain financial intermediaries and retirement plans may require investors to follow their procedures for transacting with the Fund. Contact your financial intermediary or retirement plan for further information.
Buying Shares
The price to buy one share of a class of shares of the Fund is the NAV per share of that class. Each class of the Fund’s shares is sold without a sales charge by the Fund, the Distributor, or an authorized broker-dealer or financial intermediary.
The Fund has authorized the Distributor, and the Distributor may designate other broker-dealers or financial intermediaries, to receive purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when the Distributor or authorized broker-dealer or other financial intermediary receives the order.
Shares will be bought at the NAV next calculated after an order is received in proper form.
The Fund may stop offering shares or a class of shares completely or may offer shares or a class of shares only on a limited basis, for a period of time, or permanently.
Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Redemption of Shares
The Fund has authorized the Distributor, and the Distributor may designate other broker-dealers or financial intermediaries, to receive redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when the Distributor or authorized broker-dealer or other financial intermediary receives the order in proper form.
Shares will be redeemed at the NAV next calculated after an order is received in proper form by the Fund, the Distributor, or an authorized broker-dealer or financial intermediary. The Fund typically expects to process redemption payments the next business day following the day on which the redemption order is received in proper form, regardless of the method the Fund uses to make such payment (e.g., by check, wire, or automated clearing house), although if shares are held through certain financial intermediaries, the Fund typically expects to send payment within three business days following the day on which the redemption order is received in proper form. The Fund, however, may take up to seven days to pay the redemption proceeds, particularly if making immediate payment would adversely affect the Fund or class of shares of the Fund. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law. The Fund may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account held directly with the Fund based on a reasonable belief that financial exploitation of a Specified Adult has occurred, is occurring, has been attempted, or will be attempted. “Specified Adult” is defined in FINRA Rule 2165 to be an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older who the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. The Fund will immediately initiate an internal review of the facts and circumstances that caused the transfer agent to reasonably believe that the temporary hold is warranted under FINRA Rule 2165. However, the transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, neither the transfer agent nor the fund is required to delay the disbursement of redemption proceeds and nor do they assume any obligation to do so.
Under normal circumstances, the Fund typically expects to use cash (i.e., holdings of cash and cash equivalents or proceeds from the sale of portfolio assets) for redemption payments. The Fund maintains a line of credit that it also may use to satisfy redemption payments. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. Should any shareholder’s redemption exceed this limitation, the Fund can, at its sole option, redeem the excess in cash or in securities (which may include interests held in Investment Funds) or commodities contracts (or a combination of cash, securities, and commodities contracts) (all together, “In Kind Redemptions”). The Fund is more likely to make In Kind Redemptions or utilize its line of credit during times of deteriorating market conditions or market stress or in cases where a significant portion of the Fund’s portfolio is comprised of less liquid securities. In Kind Redemptions would be selected solely by the Fund and valued as in computing NAV. In these circumstances a shareholder selling such In Kind Redemptions would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such In Kind Redemptions will not be less than the value used in computing NAV for the purpose of such redemption. In addition, a redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or through an In Kind Redemption.

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	59

When you terminate your relationship with your financial intermediary, your shares may be sold at the NAV next calculated, in which case your financial intermediary would send the redemption proceeds to you.
Federal anti-money laundering regulations require the Trust to obtain, verify, and record information that identifies each person who opens an account, including information about beneficial owners or controlling persons of legal entities that invest in the Fund. When you sign your account application, you may be asked to provide additional information in order to verify your identity in accordance with these regulations. The Trust also must maintain and update identifying information and conduct monitoring to identify and report suspicious transactions. If the Trust is unable to verify the information shortly after your account is opened or within a reasonable time after a request for updated information, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld, or the account may be closed and your shares redeemed at their net asset value at the time of redemption. The Fund has appointed an anti-money laundering compliance officer.
Exchanging Shares
The classes of shares offered by the Fund reflect different distribution and shareholder servicing arrangements and have different expense ratios and eligibility requirements. By purchasing shares of the Fund, you agree that the Fund may cause your shares to be exchanged for or converted into shares of another class of the Fund, provided that you are eligible to purchase shares of the other class, the exchange or conversion is not a taxable event, and at the time of the exchange or conversion the rights, privileges, and expenses of the other share class are no less favorable to you than the rights, privileges, and expenses of your original share class.
In addition, shares of one class of the Fund may be exchanged, at a shareholder’s option, for shares of another class of the Fund provided that the shareholder for whom the exchange is being requested is eligible to purchase shares of the class into which such shareholder seeks to exchange. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in a shareholder-requested exchange may be subject to higher or lower total expenses following such exchange. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local, and non-U.S. tax consequences of an exchange.
Exchanges are subject to any minimum initial purchase requirements for each share class of the Fund. Shares of the Fund will be exchanged for shares of a different class of the Fund on the basis of their respective NAVs and no redemption fee will apply to the exchanges.
Orders for exchanges accepted prior to the close of regular trading on the NYSE on any day the Fund is open for business will be executed at the respective NAV for each class of shares determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective NAV for each class of shares determined at the close of the next business day.
An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder that makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Fund reserves the right to modify or discontinue the exchange privilege at any time.
The Fund has no exchange privilege with any other fund.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of mutual fund shares may inhibit the efficient management of the Fund’s portfolio by the Adviser, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.
The Fund invests in foreign securities and may be at a greater risk for excessive trading and market timing. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, the potential remains for short-term arbitrage trades to dilute the value of the Fund’s shares.
Because of the potential harm to the Fund and its long-term shareholders, the Board of Trustees has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Adviser may take certain protective measures against shareholders who are believed by the Adviser to be engaged in these abusive trading activities, including (i) cancelling or rejecting a suspicious trade, (ii) issuing a

60	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
written warning to the shareholder, (iii) suspending, delaying, rejecting, limiting, imposing other conditions on, or otherwise restricting additional purchase or exchange orders in the relevant account and all related accounts for any period of time, or permanently, as determined by the Adviser, (iv) closing the account, or (v) requesting that the relevant financial intermediary take any of the foregoing actions on behalf of the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of shares. For this reason, the Board of Trustees has not adopted any specific restrictions on purchases and sales of shares, but the Fund reserves the right to reject any purchase of shares with or without prior notice to the account holder. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The Fund will not accommodate market timers.
The Fund will assess the effectiveness of current policies and surveillance tools on an ongoing basis, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of shares, even when the trading is not for abusive purposes.
COST BASIS REPORTING
Upon the redemption or sale of your shares in the Fund, the Fund, if you purchase your shares directly, or a financial intermediary, if you purchase your shares through a financial intermediary, generally will be required to provide you and the IRS with cost basis information. Please see the Fund’s website at www.bxmix.com or contact the Fund at 1-855-890-7725, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. All references to Blackstone’s website are intended to allow public access to information regarding the Fund and do not, and are not intended to, incorporate Blackstone’s website into this Prospectus. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
The Fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The Fund normally pays dividends and capital gain distributions in December, but may make additional distributions at other times. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund or, if you elect, paid to you in cash.
Tax Considerations
The following tax discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Further, this discussion does not address tax consequences to specific types of shareholders such as tax-qualified retirement plans, other tax-advantaged arrangements or foreign shareholders (defined below). The SAI provides more detailed information regarding the tax consequences of investing in the Fund.
Dividends paid out of the Fund’s investment income will generally be taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of gain from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gain from the sale of investments that the Fund owned for one year or less are taxable to you as ordinary income.
Distributions reported by the Fund as derived from “qualified dividend income” (“QDI”) will be taxed to individual shareholders at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.
In addition, if a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends-received deduction or for treatment as QDI.
A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in the Fund.

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	61

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares; any such distribution in excess of your tax basis is treated as gain from a sale of your shares.
The tax treatment of your dividends and distributions will be the same regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has unrealized gains that are subsequently realized, or realized but not yet distributed income or gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.
A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.
Each year, we will notify you of the tax status of dividends and other distributions.
The Fund has elected to be, and intends to qualify and be treated each year as, a RIC under Subchapter M of the Code. In order to qualify and be treated as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined in the Code and meet requirements with respect to diversification of assets and distribution of income and gains. If the Fund qualifies for treatment as a RIC, it generally will not be required to pay federal income taxes on income and gains it distributes in a timely manner to shareholders. If the Fund were to fail to meet any of these requirements, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net long-term capital gains, generally would be taxable to shareholders as ordinary income.
The Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through investments in commodity-linked notes and/or investments in the Cayman Subsidiary. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Cayman Subsidiary will constitute “qualifying income” for purposes of RIC qualification. However, under current law, this result is uncertain. It is possible that the IRS will take the position that all or a portion of the Fund’s income from its investments in commodity-linked notes does not constitute qualifying income, including retroactively; if the IRS were successful in this position the Fund would likely not meet the 90% gross income requirement.
The Cayman Subsidiary is wholly owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that owns all of the stock of the Cayman Subsidiary, the Fund is a “U.S. Shareholder” with respect to the Cayman Subsidiary and the Cayman Subsidiary is a CFC. As a “U.S. Shareholder,” the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year all of the Cayman Subsidiary’s “subpart F income” (defined below) for the Cayman Subsidiary’s taxable year ending with or within the Fund’s taxable year, whether or not such income is distributed by the Cayman Subsidiary. Under Treasury regulations, “subpart F income” included in the Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the shares of the Cayman Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free, to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the shares of the Cayman Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. Net losses incurred by the Cayman Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Cayman Subsidiary during a tax year generally cannot be carried forward by the Cayman Subsidiary to offset gains realized by it in subsequent tax years. Further, if a net loss is realized by an Investment Fund or other investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Fund or Subsidiary that invests in such investment vehicle.
In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were ECI, such income would be subject to both a so-called “branch profits tax” and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in such a manner that it (and the underlying investment vehicles in which it

62	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023
invests) will not be treated as engaged in a U.S. trade or business, but there can be no assurance that these entities will not recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an underlying investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund.
The Domestic Subsidiaries are disregarded entities for U.S. federal tax purposes. As a result, including for purposes of meeting the ongoing distribution, asset diversification, qualifying income, and other requirements applicable to RICs under Subchapter M of the Code, in the case of each Domestic Subsidiary, (i) the Fund is treated as owning the Domestic Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Domestic Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) any distributions the Fund receives from the Domestic Subsidiary will have no effect on the Fund’s U.S. federal income tax liability or the requirements applicable to it for RIC treatment under the Code.
Certain of the Fund’s investments, including certain debt instruments, derivatives, its investment in the Cayman Subsidiary, exchange-traded notes, commodity-related investments, foreign securities or foreign currencies and certain of the Cayman Subsidiary’s or Domestic Subsidiaries’ investments, could affect the amount, timing and character of distributions you receive or could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions). The timing and character of income or gains arising from such investments can be uncertain. Further, the application of the requirements for treatment as a RIC under the Code can be unclear with respect to certain of these investments. As a result, the Fund’s ability to pursue its investment strategy, including a strategy involving the ability to make such investments, may be limited by the Fund’s intention to qualify as a RIC and the Fund’s strategy may bear adversely on the Fund’s ability to so qualify.
Certain dividends and other distributions or proceeds received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. In the event that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election to pass through to its shareholders the amount of foreign income taxes paid by it. If the Fund is eligible and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your U.S. federal income tax return, subject to certain limitations. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so.
The Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
If you sell or redeem your Fund shares, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending generally on your holding period for the shares. See “Cost Basis Reporting” above for a description of reporting rules relating to redemptions of Fund shares.
The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding.
Investments through tax-qualified retirement plans and other tax-advantaged arrangements are generally not subject to current U.S. federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements; in addition, a shareholder that invests through a tax-qualified retirement plan or other tax-advantaged account generally will be taxed upon withdrawal of monies from such plan or account. Shareholders should consult their tax advisers to determine the precise effect of an investment in the Fund on their particular tax situation.
Fund distributions also may be subject to state and local taxes. You should consult with your tax adviser regarding the particular consequences of investing in the Fund.
Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described further in the SAI, generally are not subject to withholding of U.S. federal income tax. Other distributions by the Fund to foreign shareholders are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on capital gains (and is not allowed a deduction for losses) realized on the sale or exchange of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

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The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., short-term capital gain and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Please see the SAI for more detailed tax information.
DISTRIBUTION ARRANGEMENTS
The Distributor, an affiliate of the Adviser, distributes the Fund’s shares. In addition, the Distributor designates other broker-dealers or financial intermediaries to accept purchase and redemption orders and provide certain administrative services on the Fund’s behalf. The Fund and/or the Adviser use their own resources to pay the Distributor or other broker-dealers or financial intermediaries in connection with providing services, in the case of payments by the Adviser, intended to result in the sale of shares of the Fund and/or, in the case of payments by the Adviser and/or the Fund, for administrative, networking, record-keeping, sub-transfer agency, and/or shareholder support services. To the extent permitted by applicable law, these fees may be charged to the Fund. The Fund and/or the Adviser may pay significant amounts to intermediaries, including, but not limited to, retirement plan sponsors, service-providers, and administrators that provide those services. These payments create an incentive for an intermediary, or its representatives, to recommend or offer shares of the Fund to its customers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related SAI do not constitute an offer by the Fund or by the Distributor to sell shares of the Fund to or to buy shares of the Fund from any person to whom it is unlawful to make such offer.
No sales loads are charged on the classes of shares currently offered by the Fund.
The Fund has adopted an Amended and Restated Distribution and Service Plan (the “Distribution and Service Plan”) under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale of its Class D Shares and for services provided to shareholders of Class D Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Pursuant to the Distribution and Service Plan, Class D Shares bear distribution and/or service fees at an annual rate of 0.25% of the average daily net assets of the Fund attributable to Class D Shares. Payments of the distribution and/or service fee are used to compensate the Distributor for any distribution and sales and support services provided in connection with the offering and sale of Class D Shares and for personal services and/or the maintenance of shareholder account services provided to shareholders of Class D Shares. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. Payments of the distribution and/or service fee may be made without regard to expenses actually incurred.
The Adviser and/or its affiliates pay additional compensation, out of its own assets and not as an additional charge to the Fund, to intermediaries in connection with the sale and/or distribution of shares or the retention and/or servicing of shareholder accounts. This compensation is in addition to compensation paid by the Fund, which is described in this Prospectus and the Fund’s SAI and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The level of such payments may be substantial and may be different for different intermediaries. These payments create incentives on the part of an intermediary to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

64	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available free of charge, via the Fund’s website, www.bxmix.com.
Blackstone Alternative Multi-Strategy Fund and Subsidiaries
Consolidated Financial Highlights
(For a Share Outstanding Throughout Each Period)

	Class I
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019
Net Asset Value, Beginning of Period	$10.48	$10.44	$9.08	$10.76	$10.67
Income From Investment Operations:
Net investment income (loss)[1]	0.01	(0.09)	0.08	0.15	0.10
Net realized and unrealized gain (loss)	(0.30)	0.31	1.60	(1.44)	0.19

Total From Investment Operations	(0.29)	0.22	1.68	(1.29)	0.29

Less Distributions to Shareholders:
From net investment income	—	—	(0.32)	(0.21)	(0.13)
From net realized capital gains	—	(0.18)	—	(0.18)	(0.07)

Total Distributions	—	(0.18)	(0.32)	(0.39)	(0.20)

Net Asset Value, End of Period	$10.19	$10.48	$10.44	$9.08	$10.76

Total Return	(2.77)%	2.09%	18.34%	(12.32)%	2.76%

Ratios to Average Net Assets:[2]
Total expenses before recoupment (reimbursement) from Investment Adviser	1.51%	0.96%	0.80%	0.94%	1.33%
Management Fees	1.88%	1.87%	1.87%	1.85%	1.86%

Net expenses after recoupment (reimbursement) from Investment Adviser[3]	3.39%	2.83%	2.67%	2.79%	3.19%

Net investment income	0.13%	(0.83)%	0.77%	1.43%	0.94%

Supplemental Data:
Net assets, end of period (in thousands)	$3,358,347	$3,958,328	$3,637,018	$4,734,372	$5,292,572
Portfolio turnover	846%[4]	193%	135%	193%	203%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Fund.
[3]	There have been no recoupments (reimbursements) from Investment Adviser in the years shown.
[4]	Including TBA roll transactions. Had TBA roll transactions been excluded, the portfolio turnover rate would have been 182%.

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	65

Blackstone Alternative Multi-Strategy Fund and Subsidiaries
Consolidated Financial Highlights
(For a Share Outstanding Throughout Each Period)

	Class D
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019
Net Asset Value, Beginning of Period	$10.48	$10.47	$9.10	$10.73	$10.64
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	(0.12)	0.05	0.13	0.06
Net realized and unrealized gain (loss)	(0.31)	0.31	1.60	(1.46)	0.20

Total From Investment Operations	(0.32)	0.19	1.65	(1.33)	0.26

Less Distributions to Shareholders:
From net investment income	—	—	(0.28)	(0.12)	(0.10)
From net realized capital gains	—	(0.18)	—	(0.18)	(0.07)

Total Distributions	—	(0.18)	(0.28)	(0.30)	(0.17)

Net Asset Value, End of Period	$10.16	$10.48	$10.47	$9.10	$10.73

Total Return	(3.05)%	1.70%	18.07%	(12.60)%	2.50%

Ratios to Average Net Assets:[2]
Total expenses before recoupment (reimbursement) from Investment Adviser	1.78%	1.27%	1.07%	1.18%	1.71%
Management Fees	1.88%	1.87%	1.87%	1.85%	1.86%

Net expenses after recoupment (reimbursement) from Investment Adviser[3]	3.66%	3.14%	2.94%	3.03%	3.57%

Net investment income	(0.14)%	(1.14)%	0.51%	1.19%	0.57%

Supplemental Data:
Net assets, end of period (in thousands)	$20,179	$25,626	$27,031	$40,987	$297,086
Portfolio turnover	846%[4]	193%	135%	193%	203%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Fund.
[3]	There have been no recoupments (reimbursements) from Investment Adviser in the years shown.
[4]	Including TBA roll transactions. Had TBA roll transactions been excluded, the portfolio turnover rate would have been 182%.

66	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

Blackstone Alternative Multi-Strategy Fund and Subsidiaries
Consolidated Financial Highlights
(For a Share Outstanding Throughout Each Period)

	Class Y
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019
Net Asset Value, Beginning of Period	$10.41	$10.36	$9.02	$10.68	$10.59
Income From Investment Operations:
Net investment income (loss)[1]	0.02	(0.08)	0.08	0.16	0.09
Net realized and unrealized gain (loss)	(0.30)	0.31	1.59	(1.42)	0.21

Total From Investment Operations	(0.28)	0.23	1.67	(1.26)	0.30

Less Distributions to Shareholders:
From net investment income	—	—	(0.33)	(0.22)	(0.14)
From net realized capital gains	—	(0.18)	—	(0.18)	(0.07)

Total Distributions	—	(0.18)	(0.33)	(0.40)	(0.21)

Net Asset Value, End of Period	$10.13	$10.41	$10.36	$9.02	$10.68

Total Return	(2.69)%	2.10%	18.49%	(12.25)%	2.85%

Ratios to Average Net Assets:[2]
Total expenses before recoupment (reimbursement) from Investment Adviser	1.44%	0.86%	0.72%	0.83%	1.39%
Management Fees	1.88%	1.87%	1.87%	1.85%	1.86%

Net expenses after recoupment (reimbursement) from Investment Adviser[3]	3.32%	2.73%	2.59%	2.68%	3.25%

Net investment income (loss)	0.22%	(0.72)%	0.85%	1.54%	0.89%

Supplemental Data:
Net assets, end of period (in thousands)	$1,051,621	$1,247,505	$1,341,439	$1,752,913	$1,619,797
Portfolio turnover	846%[4]	193%	135%	193%	203%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Fund.
[3]	There have been no recoupments (reimbursements) from Investment Adviser in the years shown.
[4]	Including TBA roll transactions. Had TBA roll transactions been excluded, the portfolio turnover rate would have been 182%.

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	67

Rev November 2022

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income
∎   Assets and investment experience
∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information		Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No

For our marketing purposes— to offer our products and services to you		Yes	No

For joint marketing with other financial companies		No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences		No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness		No	We don’t share

For our affiliates to market to you		No	We don’t share

For nonaffiliates to market to you		No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

68	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Floating Rate Enhanced Income Fund, Blackstone Long-Short Credit Income Fund, Blackstone Private Credit Fund, Blackstone Secured Lending Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Strategic Credit Fund, and SPDR Blackstone High Income ETF, SPDR Blackstone Senior Loan ETF.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do Blackstone Registered Funds collect my personal information?
We collect your personal information, for example, when you:

∎   open an account or give us your income information
∎   provide employment information or give us your contact information
∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness
∎   affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as Blackstone Credit and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	69

Other Important Information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us
If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

Blackstone Inc.
Attn: Legal & Compliance
345 Park Avenue
New York, NY 10154

70	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

Last Updated: July 23, 2021

Investor Data Privacy Notice
Why are you seeing this notice?

•
You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

•
We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

•
“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

•
We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.
Who is providing this notice?
Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA

•
For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

•	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

•
Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

•
We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data—but only to the extent that we have informed you about the use or are otherwise permitted by law.
Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.
What Personal Data do we collect about you?
The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.
The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.
We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.
As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

•
Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax‑related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, online registration details, and other contact information);

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	71

•	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);

•
Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

•	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);

•
Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);

•	Professional or employment-related information (e.g., current or past job history); and

•
Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

Where do we obtain your Personal Data?
We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

What	How
Personal Data that you give us
∎   From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)
∎   When you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls
∎   When you make transactions with respect to the Fund
∎   When you interact with our online platforms and websites (such as bxaccess.com)
∎   When you purchase securities from us and/or tell us where to send money
∎   From cookies, web beacons, and similar interactions when you or your devices access our sites
∎   When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal Data that we obtain from others
We obtain Personal Data from:

∎   Publicly available and accessible directories and sources
∎   Bankruptcy registers
∎   Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction
∎   Governmental and competent regulatory authorities to whom we have regulatory obligations
∎   Credit agencies
∎   Fraud prevention and detection agencies / organizations
∎   Transaction counterparties

Why do we process your Personal Data?
We may process or disclose your Personal Data for the following reasons:

Why	How
Contract
It is necessary to perform our contract with you to:

∎   Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds
∎   Meet the resulting contractual obligations we have to you
∎   Facilitate the continuation or termination of the contractual relationship between you and the Fund
∎   Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

72	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

Why	How
Compliance with law
It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

∎   Undertake our client and investor due diligence, and on‑boarding checks
∎   Carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks
∎   Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)
∎   Comply with requests from regulatory, governmental, tax and law enforcement authorities
∎   Carry out surveillance and investigations
∎   Carry out audit checks
∎   Maintain statutory registers
∎   Prevent and detect fraud
∎   Comply with sanctions requirements

Legitimate Interests
For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

∎   Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis
∎   Assess and process any applications or requests made by you
∎   Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme
∎   Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme
∎   Address or investigate any complaints, claims, proceedings or disputes
∎   Provide you with, and inform you about, our investment products and services
∎   Monitor and improve our relationships with investors
∎   Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks
∎   Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’, terrorist financing, and sanctions checks)
∎   Manage our risk and operations
∎   Comply with our accounting and tax‑reporting requirements
∎   Comply with our audit requirements
∎   Assist with internal compliance with our policies and processes
∎   Ensure appropriate group management and governance
∎   Keep our internal records
∎   Prepare reports on incidents/accidents
∎   Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)
∎   Analyze and manage commercial risks
∎   Seek professional advice, including legal advice
∎   Enable any actual or proposed assignee or transferee, participant or sub‑participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions
∎   Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles
∎   Monitor communications to/from us using our systems
∎   Protect the security and integrity of our information technology systems
∎   Protect the security and safety of our buildings and locations where we operate
∎   Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)
∎   Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks
∎   Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	73

Monitoring as described in ‘Legitimate Interests’ above
We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.
Who we share your Personal Data With
Your Personal Data will be shared with:

Who	Why
Fund Associates
We share your Personal Data with our associates, related parties and members of our group. This is:

∎   To manage our relationship with you
∎   For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations
∎   For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers
∎   Delivering the services you require
∎   Managing your investment
∎   Supporting and administering investment-related activities
∎   Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities
∎   To comply with applicable laws and regulations
∎   Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities
∎   Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers
∎   Delivering and facilitating the services needed to support our business relationship with you (including cloud services)
∎   Supporting and administering investment-related activities
∎   Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks
∎   Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures
∎   Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers
∎   Providing you with investment-related services
∎   To comply with applicable legal and regulatory requirements
∎   Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

•	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and

•	Other organizations and agencies—where we are required to do so by law.
For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in “What Personal Data do we collect about you?” above for a business purpose (in particular, as described in this section).
We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.
Do you have to provide us with this Personal Data?
Where we collect Personal Data from you, we will indicate if:

•	Provision of the Personal Data is necessary for our compliance with a legal obligation; or

•	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.
Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

74	BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.
Sending your Personal Data Internationally
We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.
Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).
Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.
Consent—and Your Right to Withdraw It
Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.
Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt‑out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details).
Retention and Deletion of your Personal Data
We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and

•	Retain some Personal Data after your relationship with us ends.
As a general principle, we do not retain your Personal Data for longer than we need it.
We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.
Your Rights
You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•
Access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)

•	Restrict the use of your Personal Data in certain circumstances

•	Have incomplete or inaccurate Personal Data corrected

•	Ask us to stop processing your Personal Data

•	Require us to delete your Personal Data in some limited circumstances
You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).
California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

BLACKSTONE ALTERNATIVE MULTI‑STRATEGY FUND	JULY 31, 2023	75

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.
If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.
Concerns or Queries
We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.
Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.
If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority

Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)

European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080

United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact‑us/)
Contact Us
Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.
Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.
Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154
A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.
Changes to this Data Privacy Notice
We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

Blackstone

Blackstone Alternative Multi-Strategy Fund
You may visit the Fund’s website at www.bxmix.com for a free copy of the Prospectus, SAI, or an Annual or Semi-Annual Report.
Shareholder Reports. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
The Fund sends only one report to a household if more than one account has the same last name and same address. Contact your service agent or the Fund if you do not want this policy to apply to you.
Statement of Additional Information. The SAI provides more detailed information about the Fund and is incorporated by reference into (and is legally a part of) this Prospectus.
You can make inquiries about the Fund or obtain shareholder reports or the SAI (without charge) by contacting your service agent or by calling the Fund at 1-855-890-7725, or by writing to the Fund at 345 Park Avenue, 28th Floor, New York, NY 10154. You can also email the Fund at HFSMutualFundClientService@Blackstone.com.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following email address: publicinfo@sec.gov.
If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

File Number: 811-22743

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2023

BLACKSTONE ALTERNATIVE

INVESTMENT FUNDS

345 Park Avenue

28th Floor

New York, New York 10154

212-583-5000

Blackstone Alternative Multi-Strategy Fund

Class D Shares—BXMDX

Class I Shares—BXMIX

Class R Shares—BXMRX

Class Y Shares—BXMYX

The prospectus of Blackstone Alternative Multi-Strategy Fund (“BAMSF” or the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), dated July 31, 2023 (the “Prospectus”), provides information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. The Fund’s financial statements and financial highlights are contained in the Trust’s Annual Report for the fiscal year ended March 31, 2023, are incorporated by reference into, and are deemed to be part of, this SAI. You may request a copy of the Prospectus, the Annual Report, or this SAI free of charge by contacting the Fund at the address or telephone number provided above.

DESCRIPTION OF THE FUND

The Trust was organized as a Massachusetts business trust on August 27, 2012 under the name Blackstone Investor Solutions Funds. On September 10, 2012, the Trust was renamed Blackstone Alternative Investment Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into different series and classes. BAMSF commenced operations on June 16, 2014 and is currently the sole series of the Trust. BAMSF operates as a diversified open-end investment company, as defined in the 1940 Act, and currently has four classes of shares: Class D Shares, Class I Shares, Class R Shares, and Class Y Shares.

INVESTMENT POLICIES AND RESTRICTIONS

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various investment funds in which the Fund invests (“Investment Funds”) are not subject to the investment policies of the Fund and may have different or contrary investment policies.

Organization and Management of the Wholly-Owned Subsidiaries

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the Fund. The Fund currently has three Subsidiaries, one of which is an exempted company with limited liability formed under the laws of the Cayman Islands and a corporation for U.S. federal income tax purposes (the “Cayman Subsidiary”) and two of which are limited liability companies disregarded for U.S. federal income tax purposes and formed under the laws of the State of Delaware (the “Domestic Subsidiaries”). Each Subsidiary is advised by Blackstone Alternative Investment Advisors LLC (the “Adviser” or “BAIA”), which is also the investment adviser of the Fund. The Cayman Subsidiary has a board of directors and each Domestic Subsidiary has a board of managers. The Fund looks through each Subsidiary for the purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to the capital structure, affiliated transactions, and custody. Each Subsidiary has an eligible custodian under Section 17 of the 1940 Act. The Adviser may retain one or more sub-advisers (each, a “Sub-Adviser”) to invest each Subsidiary’s assets or the Adviser may invest the Subsidiaries’ assets. Each of the Fund and the Cayman Subsidiary is a commodity pool under the Commodity Exchange Act (“CEA”) and the Adviser is registered as a “commodity pool operator” under the CEA with respect to the Fund and the Cayman Subsidiary. As a result, additional disclosure, reporting, and recordkeeping obligations mandated by the U.S. Commodity Futures Trading Commission (“CFTC”) apply with respect to the Fund and the Cayman Subsidiary and compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return. The pool operator of the Domestic Subsidiaries is currently exempt from registration as such with the CFTC with respect to the Domestic Subsidiaries. In addition to the Cayman Subsidiary and the Domestic Subsidiaries, the Fund or its subsidiaries may from time to time invest in wholly-owned special purpose vehicles in order to access or facilitate particular investments made in accordance with the Fund’s investment strategies. These vehicles would be treated as if they were Subsidiaries for the compliance purposes described above.

Fundamental Investment Restrictions

The Fund is subject to the following fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. The Fund may (except as noted below):

(1)

Borrow money, make loans, or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the Securities and Exchange Commission (the “SEC”), as such statute, rules, regulations, or orders may be amended from time to time.

(2)

Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not considered to represent an industry.

(3)

Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time.

(4)

Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts, or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time.

(5)

With respect to 75% of the Fund’s total assets, not invest in securities of any issuer if, immediately after the investment, more than 5% of the Fund’s total assets (taken at current market value) would be invested in securities of the issuer or the Fund would own more than 10% of the voting securities of the issuer; provided that this limitation does not apply to obligations issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or to securities issued by other investment companies.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations, or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by the Fund allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. The Fund may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by its investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which, if made, would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act, including Rule 18f-4 thereunder. As required by Rule 18f-4, the Fund has adopted and implemented a derivatives risk management program governing its use of derivatives through, among other things, the application of a value-at-risk based limit to the Fund’s derivatives exposure. Certain portfolio management techniques, such as reverse repurchase agreements, may at the election of the Fund be treated as derivatives subject to the Fund’s derivatives risk management program or as senior securities subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). If the Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Fund would be largely dependent on the performance of that industry or industries. For purposes of this fundamental investment policy, Investment Funds, Subsidiaries, and investment companies are not considered part of any industry or group of industries. In addition, the Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will limit the ability of the Fund to invest in an Investment Fund or a Subsidiary. For purposes of determining compliance with Fundamental Investment Restriction (2), the Fund will not consider portfolio investments held by the Investment Funds, except to the extent that an Investment Fund provides timely and sufficient information about its portfolio investments. Generally, for purposes of Fundamental Investment Restriction (2), the Adviser will make determinations as to the appropriate industry categories and classification of issuers into those categories. As part of this determination, the Adviser may take into account a variety of considerations, including relevant third-party classification systems and internal analysis. Even where the Adviser relies primarily on a particular classification system, it may depart from that system in specific cases at its discretion. The use of any particular classification system is not part of any fundamental policy, and the Fund may change any source used for determining industry classifications at any time without shareholder approval. Industry categories and issuer classifications may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

Fundamental Investment Restriction (3). This restriction permits investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts, or real estate to the extent permitted under the 1940 Act. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals, or agricultural products. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The restrictions listed above are fundamental policies of the Fund. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this SAI and the Prospectus) of the Fund apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Adviser to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities the Adviser believes to be consistent with the Fund’s best interests. During a period in which the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

Additional information regarding the types of securities and financial instruments in which the Fund may invest, directly or indirectly through its investments in Investment Funds, and certain of the investment techniques that may be used by the Adviser, Sub-Advisers, or the advisors of the Investment Funds, are set forth below. Any decision to invest in the Fund should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its investment exposure and risks through the Subsidiaries or Investment Funds. As applicable, references to the “Fund” shall mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “Manager” shall mean any one or more of the Adviser, Sub-Advisers and advisors to the Investment Funds.

Risks of Foreign Investments

General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce the Fund’s yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Market Countries. The risks described above apply to an even greater extent to investments in emerging market countries. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and accounting, auditing, custody, financial reporting, recordkeeping, and disclosure and regulatory standards in many respects are less stringent. Furthermore, these standards vary in scope and quality among the emerging market countries. Therefore, the Fund faces greater risk and uncertainties than it does in more established markets. In addition, the securities markets of emerging market countries are typically subject to a lower level of monitoring and regulation, and such lack of oversight may lead to misleading and unreliable financial reporting and other material risk disclosures. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. As such, there is likely less recourse in the event of investor harm and the Fund may not be able to protect its interests with respect to investments in emerging market countries. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Legislation passed in the U.S. effectively prohibits securities of foreign issuers (including those based in China) from being listed on a U.S. securities exchange or traded in the U.S. over-the-counter market if, because of a position taken by an authority in the foreign jurisdiction in which such an issuer is located, the PCAOB is unable to inspect or investigate the issuer’s audit work papers over a certain period of time. To the extent the Fund invests in the securities of an impacted issuer, delisting or other prohibitions on trading in the securities of the issuer could impair the Fund’s ability to transact in such securities and significantly impact a security’s liquidity and market price (and thus the Fund’s net asset value). The Fund would also need to seek other markets in which to transact in such securities, which could increase the Fund’s trading costs.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging market countries than in more developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging market countries are more likely than more developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed- income securities, interest) in emerging market countries.

Depositary Receipts

The Fund is permitted to invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks of Foreign Investments.” Depositary Receipts also are subject to liquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Some convertible securities are “mandatory,” meaning that they must be converted into common stock of the issuer on or before a certain date. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Warrants and Rights

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Warrants and rights may also be issued to the Fund in connection with investments in special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. The Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Counterparty Credit Risk” in the Prospectus. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Options and Futures

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.

Exchange-Traded Options on Securities and Indices. The Fund may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.

By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

The Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. The Fund may also invest in American style (options that may be exercised at any time before the expiration date) and European style (options that may be exercised only on the expiration date) over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The staff of the SEC has taken the position, generally, that purchased OTC options are considered illiquid. However, to the extent the Fund invests in OTC options, certain purchased OTC options and may be considered liquid (for example, OTC options purchased from a creditworthy counterparty under which the Fund has the contractual right to terminate the option within seven days).

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that the Fund will be able to effect a closing purchase or an offsetting closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund forgoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Adviser, and other clients of the Adviser may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security. An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. See “Swap Contracts and Other Two-Party Contracts—Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” below for more information on the Fund’s use of currency options.)

Futures. The Fund is permitted to invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase and sale of futures contracts may be used for speculative or hedging purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of physically settled futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). The broker may also require additional initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser or seller realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade—known as “contract markets”—approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)

Index Futures. The Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities. The Fund’s use of interest rate futures entails the risk that the Fund’s prediction of the direction of interest rate movements is wrong resulting in a loss to the Fund. In addition, due to the possibility of price distortions in the interest rate futures markets, or an imperfect correlation between the underlying instrument and the interest rate the Fund is seeking to hedge, a correct forecast of interest rate trends by the Fund may not result in the successful use of futures.

Inflation Linked Futures. The Fund may engage in transactions involving inflation linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine inflation linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.

Currency Futures. The Fund may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of the Fund’s use of currency futures.)

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, the Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of the Fund’s use of options on currency futures.)

The Fund also typically will be required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received, less transaction costs, as applicable, represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. The Fund may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by the Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are generally less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

The Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted, and certain markets for futures may be thinly traded. Therefore, no assurance can be given that the Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a market in a futures contract may be adversely affected by “daily price fluctuation limits” established by exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

Exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of the Fund. In addition, the Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objectives.

As discussed above, if the Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations, the rules of the contract market and the Fund’s futures broker. The Fund’s net assets will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if the Fund combines short and long positions, in addition to possible declines in the values of its spot or cash market investments, the Fund will incur losses if the asset underlying the long futures position underperforms the asset underlying the short futures position.

In addition, if the Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker or the clearinghouse through which the Fund maintains its futures positions, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker or clearinghouse.

The Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected future spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. As a result, when a Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected future spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts can be extremely volatile and may be directly or indirectly subject to additional economic and non-economic factors, such as changes in market movements, volatility, changes in interest rates or foreign currency exchange rates, real or perceived inflationary trends, population growth and changing demographics, drought, floods or other weather conditions, livestock disease, depletion of natural reserves or deposits, insufficient storage capacity, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, war, terrorist or criminal activity, failures of infrastructure, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility increases counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where it is more likely that events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation or dispute resolution. In addition, unless the Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).

Swap Contracts and Other Two-Party Contracts

The Fund may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are privately negotiated in the over-the-counter market or executed in a multilateral or other trade facility platform, such as a registered exchange or swap execution facility. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names.

The Fund may enter into swaps on securities, derivatives, commodities, or indices, or baskets of securities derivatives, commodities, or indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

Additionally, the Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying strategy or instrument where direct ownership is either not legally possible or is economically unattractive. For example, the Fund may engage in a total return swap in which the Fund or a Subsidiary would make payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, commodities, and/or commodity interests representing a particular index sponsored by a third-party investment manager identified by a Manager. The total return swap, and fees and expenses relating to the swap, typically would be based on a notional amount. The swap would depend on the performance of the index, calculated by the counterparty or affiliate of the counterparty, and would reflect fees payable to the counterparty as well as management and performance fees of the index sponsor.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency.

The Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below.

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than a right to put the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk—the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. The Fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may result from various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may result from such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

In addition, the Fund may use volatility swaps. Volatility swaps involve the exchange of forward contracts on the future realized volatility of a given underlying asset, allowing the Fund to take positions on the volatility of that underlying asset. The Fund also may use a particular type of volatility swap, known as a variance swap agreement, which involves an agreement by two parties to exchange cash flows based on the measured variance (volatility squared) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen generally is fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” below for more discussion of the Fund’s use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, the Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above. Contracts for difference may also be structured based on the relative performance of individual securities.

Interest Rate Caps, Floors, and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures—Risk Factors in Options Transactions” and “—Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations, that the Fund will be able to enforce its rights, or that the Fund will pursue actions to enforce such contractual rights or seek such contractual remedies. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the

Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments a Manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Some swap transactions are required to be or are capable of being centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted global financial reform legislation. See “Legal and Regulatory Risk” below for more information.

An Investment Fund’s transactions in these types of derivatives may bear adversely on the Fund’s ability to qualify as a RIC (as defined below).

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange- traded or centrally cleared derivatives.

Among other trading agreements, the Fund may be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which the Fund’s assets are denominated, or in which the Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which the Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and the Fund may not be able to covert these currencies into U.S. dollars, in which case a Manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of the Fund and the Fund’s performance benchmark or index. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two-party obligations for which there is no secondary market, involve counterparty risk not present with currency futures contracts, discussed below.

The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period or on a specified date. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts.)

The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period or on a specified date. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options.)

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments” below. In addition, the Fund may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding or other taxes). See, for example, “Options and Futures—Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both interest rate and credit risk. Interest rate risk relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. This risk will be greater for long-term securities than for short-term securities. Generally, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates. For example, the value of an investment held by an Investment Fund with a duration of five years decreases by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years increases by approximately 6% with every 1% decrease in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. Negative or very low interest rates could magnify the risks associated with changes in interest rates. During periods when interest rates are at low levels, the Fund’s yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. Changes to monetary policy by the Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Fund’s operations and return potential. While interest rates in the United States have been at historically low levels in recent periods, the U.S. Federal Reserve has recently increased interest rates significantly in light of intensifying inflationary pressures and it may continue to do so. As interest rates have risen, rates across the financial system have risen as well and may continue to rise. In addition, the prices of securities tend to be sensitive to interest rate fluctuations and unexpected fluctuations in interest rates could cause the corresponding prices of the long and short positions of a position to move in directions which were not initially anticipated. In addition, interest rate increases generally will increase the interest carrying costs to the Fund of any borrowed securities or leveraged instruments. To the extent that interest rate assumptions underlie the hedge ratios implemented in any hedging of a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose the Fund to losses. Steps to curtain or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) may have adverse effects on investments, volatility, and illiquidity in debt markets and may, in turn, have a material adverse effect on Investment Funds holding fixed income securities. In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity, or both. During those periods, the Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods.

Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income for the Fund from investments in floating rate fixed income securities cannot be predicted with certainty. The future income for the Fund from investments in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices). Many financial instruments have historically used a floating rate based on the London Inter-Bank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the cost of the Fund’s borrowings, the Fund’s payment obligations under a derivative instrument, or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. ICE Benchmark Administration (“IBA”), the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (“SOFR”) for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement is based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16,

2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

Various financial industry groups have been planning for the transition away from LIBOR but there are obstacles to converting certain securities and transactions to new reference rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The LIBOR transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments, reduce the effectiveness of hedges placed against existing LIBOR-based instruments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition. The LIBOR transition process might also increase costs for certain LIBOR-related instruments or financing transactions, and cause prolonged adverse market conditions for the Fund if uncertainty regarding the effectiveness of an alternative rate-setting methodology persists. Any such effects of the transition, as well as other unforeseen effects, could result in losses to the Fund and may adversely affect the Fund’s performance or net asset value.

The Fund is permitted to invest in a wide range of debt and fixed income instruments, including, but not limited to, Brady bonds, Euro bonds and zero coupon securities, described below. Some of these investments may be treated as having been issued originally at a discount or as having “market discount” or “acquisition discount.” See “Taxes- Securities Issued or Purchased at a Discount.” In effect, the Fund is subject to heightened credit risk as a result of the effective deferral of payments on these instruments. The Fund may potentially not ultimately receive cash equal to the income recognized by the Fund as a result of the obligor’s default. There may be a risk that the Adviser will have received fees from the Fund in respect of income recognized but not ultimately received by the Fund. Such instruments may also prove challenging to value in the event that judgments about the collectability of deferred payments must be made.

Cash and Other High Quality Investments

The Fund is permitted to invest a portion of its assets in cash or cash items pending other investments, for portfolio management purposes, or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit, and money market funds. If a custodian holds cash on behalf of the Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

Money market mutual funds in which the Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. Amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra- national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). No assurance can be given that the U.S. government would provide financial support to these agencies and instrumentalities if not required to do so by law and investments in these types of securities involve greater risk than investments in other types of U.S. government securities since the investor must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment. Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. The Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). The Fund may also invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts—Swap Contracts” above.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and Other Real Estate-Related Investments

The Fund is permitted to invest in pooled real estate investment funds (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. During periods of rising interest rates, REIT investors may demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses. REITs are pooled investment funds that invest in real estate or real estate-related companies. The Fund may invest in different types of REITs, including equity REITs, which own real estate directly and derive their income primarily from rental income;

mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, limited diversification, heavy reliance on cash flows, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and/or to maintain exempt status under the 1940 Act. See “Taxes – Investments in REITs” below for a discussion of special tax considerations relating to the Fund’s investment in U.S. REITs. By investing in REITs indirectly through the Fund, investors will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit and are subject to the risks described above under “mortgage-backed securities risk” and “prepayment risk.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

Real estate operating companies (“REOCs”) are similar to REITs in that they may own and operate commercial and other real estate properties or make other real estate investments. The value of the Fund’s REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may invest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.

Royalty Trusts

Royalty trusts are investment trusts whose securities are listed on a stock exchange or privately traded and typically control underlying companies whose business relates to, without limitation, the acquisition, exploitation, production, and sale of oil and natural gas. The royalty trusts then receive royalties and/or interest payments from their underlying companies, and distribute them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

A sustained decline in demand for crude oil, natural gas, and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Asset-Backed and Related Securities

An asset-backed security (“ABS”) is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of ABS and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit-card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in ABS are subject to all of the market risks for fixed-income securities described elsewhere in this SAI.

Commercial Mortgage-Backed Securities Risk. The Fund is permitted to invest in CMBS, which represent interests in pools of mortgage loans secured by commercial properties. Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity (as a “balloon payment”), and repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing (to refinance the loan) and/or upon the value and saleability of the real estate at the relevant time. Therefore, the unavailability of real estate financing may lead to default on the mortgage loan. Most commercial mortgage loans underlying CMBS are effectively nonrecourse obligations of the applicable borrowers, meaning that there is no recourse against a borrower’s assets other than the specific property encumbered as security. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, to the classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related CMBS. Revenues from the assets underlying a commercial mortgage loan and related CMBS may be retained by the borrower and/or used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenues generally are not recoverable without a court-appointed receiver to control cash flow from the collateral. The holder of CMBS does not have a contractual relationship with the borrowers of the underlying commercial mortgage loans and typically has no right directly to enforce compliance by the borrowers with the terms of the loan agreements, nor any rights of set-off against the borrowers, nor will it have the right to object to certain changes to the underlying loan agreements, nor to move directly against the collateral supporting the related loans.

Subordinated classes of CMBS, which involve greater credit risk, tend to be less liquid and may be more difficult to value than senior classes of CMBS. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may substantially decrease the liquidity and value of subordinated CMBS, especially in a thinly traded market. Subordinated classes of CMBS may include lower-rated or unrated securities that are considered speculative with respect to the issuer’s continuing ability to pay principal and interest in accordance with their terms.

Mortgage-Backed Securities. Mortgage-backed securities are ABS backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Additionally, credit risk transfer mortgaged-backed securities issued by Fannie Mae (called Connecticut Avenue Securities) and Freddie Mac (called Structured Agency Credit Risk debt notes) carry no guarantee whatsoever from the issuing agency and the risk of default associated with these securities would be borne by the Fund. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing uniform mortgage-backed securities (“UMBS”) in place of their current offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the market for mortgage-backed securities and on a Fund’s ability to invest in UMBS are uncertain.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

Residential Mortgage-Backed Securities. Residential Mortgage-Backed Securities (“RMBS”) represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities.

Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS.

It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of ABS may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for ABS became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on ABS and U.S. government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of ABS and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on ABS. Although liquidity of ABS has improved recently, there can be no assurance that in the future the market for ABS will continue to improve and become more liquid. The risk of investing in asset- backed securities has increased because performance of the various sectors in which the assets underlying asset- backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on ABS and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with ABS depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. ABS involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on ABS does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset- backed security insurers have defaulted on their obligations.

The market value of ABS may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of ABS also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of ABS present additional risks that are not presented by mortgage-backed securities. In particular, certain types of ABS may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, the Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of ABS to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of ABS and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities in an ABS issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.

In addition, certain types of ABS may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third-party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset- backed securities.

The Fund also is permitted to invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). The Fund is permitted to invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are ABS. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk, valuation risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Below Investment Grade Securities

The Fund is permitted to invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by a Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, the Fund may hold securities that are downgraded to below- investment-grade status after the time of purchase by the Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities may be more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Shareholder Information—Determination of Net Asset Value” in the Prospectus), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default. Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics.

Distressed or Defaulted Instruments

The Fund is permitted to invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). The Fund may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for a Manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If a Manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in distressed or defaulted instruments can present special tax issues for the Fund. See “Taxes—At-Risk or Defaulted Debt Obligations” below for more information.

Arbitrage Transactions

Merger Arbitrage. The Fund expects to engage in merger arbitrage transactions, where the Fund will purchase securities at prices below a Manager’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer or other similar transaction. If the proposed merger, exchange offer, tender offer or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers—the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, the Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Statistical Arbitrage. The Fund also expects to engage in statistical arbitrage transactions, where the Fund will take long or short interests in securities that a Manager believes are experiencing short-term dislocations not associated with a change in fundamentals at the time of the purchase and which are expected to mean revert to a higher or lower price, as applicable. If the Manager incorrectly forecasts such mean reversion, the Fund could be forced to sell such securities for a potentially substantial loss. A Manager might incorrectly forecast mean reversion for any number of reasons, including: (i) unanticipated retail investor interest or momentum in a security; (ii) composition by the Manager of an inadequate peer group for comparisons with the price movements of the securities; or (iii) mistaken understanding of the fundamentals of the relevant underlying company. The Fund intends to hold securities it purchases within this strategy for a relatively short period of time. Therefore, even if the Manager were correct in its forecast regarding securities’ eventual mean reversion, if it takes longer for the securities to revert to their mean price than the Fund intends to hold the securities, the Fund might still sell such securities at a loss.

Capital Structure Arbitrage. Capital structure arbitrage involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer’s capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depositary Receipt counterparts). This strategy profits from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another.

Convertible Bond Arbitrage. Convertible bond arbitrage is a strategy that seeks to profit from mispricings between a firm’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. The Fund may seek to hedge the equity exposure of the position by selling short the equity or other related security in a ratio it believes is appropriate for the current convertible bond valuation and may seek to hedge the debt exposure of the position by selling short a related fixed income security. A convertible bond arbitrage strategy is constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

Arbitrage strategies are subject to the risk of overall market movements. To the extent that a general increase or decline in market values affects the securities involved in an arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Brady Bonds

Brady bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging market countries.

Brady bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady bonds and the history of prior defaults by the issuers of Brady bonds, investments in Brady bonds may be viewed as speculative.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

Zero Coupon Securities

The Fund’s investments in “zero coupon” fixed income securities accrue interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund may be required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

The Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which the Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. The Fund is permitted to invest in inflation indexed bonds. The Fund may also invest in futures contracts on inflation indexed bonds. See “Options and Futures—Inflation Linked Futures” above for a discussion of inflation linked futures. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation- adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase.

However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to the Fund, even though principal is not paid until maturity. In each case, the Fund may be required to distribute the accrued income to its shareholders, even though the Fund may not receive a corresponding amount of cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments and When-Issued Securities

The Fund may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, with respect to the Fund’s investments in fixed-income securities, the Fund may enter into a firm commitment agreement if a Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

Loans (Including Bank Loans), Loan Participations, and Assignments

The Fund is permitted to invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, including bank loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Fund may acquire interests in loans either directly (by way of origination, sale, or assignment) or indirectly (by way of participation).

Origination or purchases of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. In the case of a loan origination, the Fund may be relying only on the creditworthiness and other analysis of a Manager without the benefit of a bank or other financial institution’s expertise. There may be registration or other lending laws or regulations with which the Fund must comply. The Fund’s failure to comply with the requirements of applicable law may cause, among other things, the Fund to be required to register with governmental authorities and/or the revocation of requisite licenses, the voiding of loan contracts, impairment of the enforcement of loans, indemnification liability to contract counterparties, class action lawsuits, administrative enforcement actions, and/or civil and criminal liability in the relevant jurisdiction. In addition, regulators are increasingly considering the role of non-bank lenders. There is no guarantee that laws and regulations applicable to non-bank lenders will not change in a manner that adversely affects or restricts the Fund, including the ability of the Fund to originate loans, or otherwise restricts or materially increases the cost to the Fund of pursuing potential investment strategies. Direct debt instruments may not be rated by any rating agency. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In the event of non-payment of interest or principal, loans that are secured offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. Loans held or acquired by the Fund may be below investment-grade.

When investing in a loan participation, the Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

The Fund may also invest in loans through novations. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal, interest, and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Investments in loans through direct assignment of a lender’s interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender. Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by the Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable, or fraudulent conduct with respect to the other creditors. If a loan held by the Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

A Manager may, with respect to its management of investments in certain loans for the Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, a Manager may seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). A Manager’s decision not to use material, non-public information about borrowers may place a Manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, a Manager’s ability to assess the significance of the amendment, waiver or consent or its desirability from the Fund’s point of view may be materially and adversely affected.

When a Manager’s personnel do come into possession of material, non-public information about the issuers of loans that may be held by the Fund or other accounts managed by a Manager (either intentionally, as in connection with participation in a creditors’ committee with respect to a financially distressed issuer, or inadvertently), a Manager’s ability to trade in other securities of the issuers of these loans for the account of a Manager will be limited pursuant to applicable securities laws. Such limitations on a Manager’s ability to trade could have an adverse effect on the Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, the Fund relies on its Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Manager or its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, a Manager or its affiliates may serve as advisor to creditor or equity committees. This involvement, for which the Manager or its affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. For example, in situations in which a borrower or issuer of loans or fixed-income instruments held by the Fund is a client or a potential client of a Manager’s restructuring and reorganization advisory practice, the Manager may dispose of such securities or take such other actions reasonably necessary to the extent permitted under the 1940 Act in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization advisory practice. Further, there may also be instances in which the work of a Manager’s restructuring and reorganization advisory practice prevents the Manager from purchasing securities on behalf of the Fund. In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Managers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by a Manager or one of its affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Manager between the interests of the Fund and the portfolio company, in that the ability of the Manager to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain affiliates of the Managers or the Fund, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Trade Claims. The Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims may be illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Counterparty Credit Risk” in the Prospectus. In connection with its compliance with Rule 18f-4 under the 1940 Act, the Fund may treat all reverse repurchase transactions as derivatives transactions subject to the requirements of Rule 18f-4 or treat all reverse repurchase transactions as senior securities subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Commodity-Related Investments

The Fund is permitted to invest in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). The Fund may obtain such exposure by investing in commodity-related derivatives (as defined below).

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or foreign currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions or catastrophes, livestock disease, trade embargoes, depletion of natural reserves or deposits, insufficient storage capacity, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, war, terrorist or criminal activity, failures of infrastructure, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and—exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The Fund is permitted to invest in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

The Fund’s ability to engage in commodity-related investments may be limited by tax considerations. See “Taxes” below for further discussion of these considerations.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

The Fund invests in illiquid securities, although the Fund will not acquire any illiquid investments if, immediately following the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. If the Fund sells its securities in a registered offering, it may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net assets. The judgment of a Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, the Fund invests in shares of both open- and closed-end investment companies (including money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also invests in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The Fund may also invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Fund-of-Funds Limitations”). Pursuant to Rule 12d1-4 under the 1940 Act, a Fund may invest in excess of the Fund-of-Funds Limitations if the Fund and the investment company in which the Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Fund is investing in shares issued by affiliated funds. In addition, a Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Fund-of-Funds Limitations. Further, if shares of a Fund are purchased by another fund beyond the Fund-of-Funds Limitations, and the Fund purchases shares of another investment company, the Fund will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the Fund’s assets would be invested in other funds.

Investments in UCITS Funds

UCITS funds are open-ended pooled or collective investment undertakings established in accordance with the UCITS Directive adopted by European Union (“E.U.”) member states. Similar to open-end investment companies, the underlying investments of a UCITS fund must be liquid enough to fulfill redemptions at the request of holders, either directly or indirectly out of the underlying investments. The assets themselves are entrusted to an independent custodian or depositary for safekeeping and must be held on a segregated basis. To the extent the Fund holds interests in a UCITS fund, it is expected that the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the UCITS fund level) and a single layer of incentive fees (at the UCITS fund level).

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If the Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To complete such a transaction, the Fund must borrow the security or currency (e.g., shares of an ETF) to make delivery to the buyer. The Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. The Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

Event-Linked Instruments/Catastrophe Bonds

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the principal amount of the bond is reduced (potentially to zero), and the Fund may lose all or a portion of its entire principal invested in the bond or the entire notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures also are subject to liquidity risk.

Reinsurance-Related Securities

The Fund is permitted to invest in reinsurance-related securities, which include event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss, or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry. Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. Investments in Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. Investments in ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. These securities are subject to the same risks discussed herein for event-linked instruments/catastrophe bonds. In addition, because Quota Share Notes, Excess of Loss Notes, and ILW Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes, Excess of Loss Notes and ILW Notes, which will place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Quota Share Notes, Excess of Loss Notes and ILW Notes more difficult and potentially result in mispricing that could result in losses to the Fund.

Non-Cash Income

Certain investments made by the Fund may give rise to taxable income in excess of the cash received by the Fund from those investments. In order to make distributions of its income to its investors, it is possible that the Fund will dispose of certain of its investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of investments that may result in income without a corresponding receipt of cash.

Lack of Correlation Risk; Hedging

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions a Manager anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

To the extent a Manager employs a hedging strategy for the Fund, the success of any such hedging strategy will depend, in part, upon a Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

Trading Restrictions

In the course of their business activities, there is a risk that the Adviser or a Sub-Adviser may receive material non-public information. The Adviser and/or Sub-Adviser may receive such information directly as a result of its investment advisory activities for the benefit of the Fund or some other account, or indirectly as a result of the Adviser’s or a Sub-Adviser’s relationship with an affiliated entity. In such event, the Adviser or Sub-Adviser may be restricted from trading certain securities regardless of whether the activities leading to the receipt of material non-public information were for the benefit of the Fund or otherwise. Such restrictions may have a material impact on the gains and losses of the Fund.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur that may adversely affect the Fund. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities, self-regulatory organizations, or non-U.S. regulatory authorities that supervise the financial markets that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse. A rapidly expanding or otherwise more aggressive regulatory environment may impose greater costs on all sectors and on financial services companies in particular.

The Adviser and Sub-Advisers may be similarly adversely affected by legal, tax, or regulatory changes and, as a result, may be unable or unwilling to provide advisory services to the Fund or its Subsidiaries.

The U.S. government has enacted a variety of regulations with respect to the derivatives market, including clearing, margin, reporting and registration requirements. The E.U., the United Kingdom (“U.K.”), and certain other countries are implementing similar requirements, which will affect an Investment Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Certain regulators in the U.S. government, the U.K., the E.U., and certain other jurisdictions have enacted mandatory minimum margin requirements for uncleared derivatives. Such requirements could increase the amount of margin required to be provided by an Investment Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive. Additionally, transactions in certain types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared through a clearing house. This requirement could also increase the amount of margin required to be provided by the Fund in connection with its derivatives transactions and subject the Fund to risk if it enters into a derivatives transaction that is required to be cleared and no clearing member is willing or able to clear the transaction on the Fund’s behalf. Likewise, some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility, which can create additional costs and risks for the Fund.

The SEC has recently adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). As required by Rule 18f-4, the Fund has adopted and implemented a derivatives risk management program governing its use of derivatives through, among other things, the application of a value-at-risk based limit to Fund’s derivatives exposure. Compliance with Rule 18f-4 may restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies in the manner that it has historically, which may adversely affect its performance. While elements prescribed by Rule 18f-4 such as the derivatives risk management program and the “value-at-risk” (“VaR”) limit are designed to assist in the assessment and management of derivatives risk, there is no guarantee they will be effective in reducing the risks inherent in the Fund’s derivative investments.

On December 3, 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 permits a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which are subject to board oversight and certain reporting and other requirements Pursuant to Rule 2a-5, the Board of Trustees has designated the Adviser to serve as the Fund’s valuation designee.

These and other new regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund), limit liquidity in the derivatives market, and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result.

In addition, regulatory requirements may also result in increased uncertainty about counterparty credit risk and limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the U.K., the E.U., and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the E.U., the liabilities of such counterparties to a fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The CFTC and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts, and in swaps that are economically equivalent to futures contracts subject to CFTC-set limits. All positions owned or controlled by the same person or entity, even if in different accounts, will be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients of a Manager and its affiliates may be aggregated for this purpose. The trading decisions of a Manager may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy.

FINRA rules have been finalized which are not yet effective that include mandatory margin requirements for the TBA market with limited exceptions, which would, if implemented, require the Fund to post collateral in connection with its TBA transactions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. There is no similar requirement applicable to a Fund’s TBA counterparties. If those rules are implemented, the required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

The Adviser or a given Sub-Adviser may, in its sole discretion (as applicable), elect to cause the Fund to (i) refrain from entering into a transaction to purchase that it may otherwise have caused the Fund to enter into; or (ii) sell an instrument that the Fund presently holds, if such transaction or the continued ownership of such instrument would cause the Fund, the Adviser, the Sub-Adviser, and/or any of their affiliates to make a governmental or regulatory filing. Any such election may cause the Fund to (a) forgo an investment opportunity that the Adviser or Sub-Adviser had determined may otherwise generate a profit for the Fund; and/or (b) incur additional expenses, including without limitation, brokerage and/or legal fees.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and in February 2022, the SEC proposed new rules requiring monthly public disclosure of certain short selling activity. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on a Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit a Manager’s ability to access management and other personnel at certain companies where a Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC has imposed certain restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new, or increases in, short sales of certain securities, including short positions on such securities acquired through swaps, in response to market events. Bans on short selling and short positions may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair market participants’ ability to utilize certain investment strategies and techniques. For example, in 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted as proposed, would, among other things, cause more investments to be treated as illiquid, and could prevent the Fund from investing in securities that the Adviser or Sub-Advisers believes are appropriate or desirable. At the same time, the SEC proposed rule amendments that would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

To the extent applicable, rules implementing credit risk retention requirements for ABS may require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third-party or hedging 5% of the credit risk in assets transferred, sold or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers and, in certain cases, collateral managers of securitization vehicles in which an Investment Fund may invest, which costs could be passed along to such Investment Fund as an investor in such transactions. There has been extensive rulemaking and regulatory changes in connection with the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that affect the financial industry as a whole. Until all of the new requirements of the Dodd-Frank Act are implemented, it is unknown how burdensome such requirements will be. The Dodd-Frank Act has affected and will continue to affect a broad range of market participants with whom the Fund and its Subsidiaries interacts or may interact, including commercial banks, investment banks, other non-bank financial institutions, rating agencies, mortgage brokers, credit unions, insurance companies and broker-dealers. Parts of the Dodd-Frank Act, such as the “Volcker Rule” (regarding banks’ investment, sponsorship and management of private investment funds) and the “Push-Out Provision” (regarding restrictions on banks’ derivatives trading activities) may change the landscape of the financial industry. It is difficult to anticipate the impact on the Adviser, the Sub-Advisers, the Fund, the Subsidiaries, and the Investment Funds of such regulatory changes. It may take years to understand the impact of the Dodd-Frank Act and related regulations on the financial industry as a whole, and therefore, such continued uncertainty may make markets more volatile, and it may be more difficult for the Adviser and Sub-Advisers to execute the investment strategies of the Fund.

Passive investors may own large positions in multiple companies in the same industry or otherwise in direct competition with each other. Any such common ownership may reduce competition between such companies, potentially leading to reduced corporate investments or other anti-competitive activity that may negatively affect long-term growth, or possibly cause additional regulatory actions that might negatively impact the Fund’s ability to invest in multiple companies in the same industry or otherwise in direct competition with each other.

Unexpected political, regulatory and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and any further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has imposed tariffs on the other country’s products. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The SEC has proposed or is considering additional filing requirements related to trading securities, including public reporting of ownership of securities-based swaps positions, voting for say-on-pay and say-on-frequency and monthly short-selling activity. If these disclosure requirements are adopted as proposed (or anticipated to be proposed), the public disclosure may negatively impact a Manager’s ability to execute on strategies, such as activism or hedging.

In certain cases, in response to heightened market volatility, governments have intervened on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition, these interventions have typically been unclear in scope and application, resulting in uncertainty. It is impossible to predict when these restrictions will be imposed, what the interim or permanent restrictions will be and/or the effect of such restrictions on the Fund’s or the Managers’ respective strategies.

In February 2022, the SEC proposed rules that would require enhanced regulation of private fund advisers. Among other things, such enhanced regulation would require that private fund advisers registered with the SEC (i) provide to their investors quarterly disclosure with respect to fund performance, fees and expenses and (ii) obtain annual audits for each of their respective funds and to cause their auditor to notify the SEC upon certain events. Moreover, all private fund advisers would be prohibited from (x) engaging in certain activities that the SEC deems to be contrary to the public interest and the protection of investors, (y) providing certain types of preferential treatment to certain investors that have a material negative effect on other investors and (z) providing any other preferential treatment to certain investors unless disclosed to current and prospective investors. To the extent that such rules are implemented, a Manager’s economic interests or even viability may be negatively affected.

Political leaders in the United States and certain European nations have been elected on protectionist platforms, raising questions about the future of global free trade. The U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods, including steel and aluminum, and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund.

Reliance on Service Providers

The Fund must rely upon the performance of service providers, including the Sub-Advisers, to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund or the termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Additionally, misconduct or misrepresentations by employees of the Fund’s service providers, including the Sub-Advisers, could cause significant losses to the Fund. Despite BAIA’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining BAIA’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by BAIA will identify or prevent any misconduct.

Employee and Service Provider Misconduct or Human Error

The Fund relies on a substantial number of personnel of the Adviser and Managers and their respective affiliates, counterparties and other service providers. Misconduct by such personnel, or even unsubstantiated allegations of misconduct, could cause significant reputational and financial damage to a Manager, the Adviser and the Fund. Misconduct may involve, for instance, the entering into of unauthorized trades, the sending of unauthorized wire transfers, or the concealment of unsuccessful trading activities (which could result in unknown and unmanaged risks or losses). In addition, losses could result from other deceptive or manipulative conduct, including front-running the Fund’s activities; failing to book or recognize trades appropriately; causing intentional systems damage or data loss; and misappropriating assets. Misconduct by such personnel could result in serious financial harm and criminal and civil charges or litigation against the Fund, the Adviser and/or a Manager and their respective affiliates, counterparties and other service providers, which could cause serious reputational and financial harm, including limiting the Fund’s business prospects or future marketing activities. Shareholders do not have contractual privity with any service provider by virtue of investing in the Fund. Rather, each Shareholder’s relationship in respect of its interest in the Fund is with the Fund only. Accordingly, absent a direct contractual relationship between a shareholder and a service provider, shareholders generally will not have standing to bring contract-based claims against any such service provider. Even under circumstances where the Fund may be entitled to pursue claims against personnel and/or a service provider to recover losses resulting from such misconduct, due to the cost and unpredictability of the legal proceedings required to enforce its rights and/or other considerations, the Fund may decide not to pursue such claims. Although the Adviser has adopted certain measures to prevent and detect misconduct of its personnel and attempts to ensure that the Fund transacts with reliable counterparties and third-party service providers, such efforts may not be effective in specific cases. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct. Additionally, the Adviser and its affiliates may be exculpated and indemnified by the Fund against and from losses resulting from such misconduct.

The Adviser attempts, and expects each Manager to attempt, to exercise reasonable care in hiring and training its personnel and its retention of third-party service providers. Nonetheless, the risk exists that personnel of the Adviser and/or the Managers, and personnel of a service provider, may make errors – of omission or commission—that cause significant losses to the Fund and the shareholders. Human error might occur in any of the following examples, without limitation: the calculation of net asset value; the handling of assets and wiring of withdrawal proceeds; the handling of personal information; the negotiation of contracts; the maintenance of data; the safeguarding of one or more of the Adviser’s and/or the Manager’s systems; and innumerable other potential errors. In addition, failures in communication and coordination among personnel can also cause significant errors.

MANAGEMENT

Board of Trustees’ Oversight Role in Management

The Board of Trustees of the Fund (the “Board of Trustees”) provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A majority of the trustees of the Board of Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The trustees of the Board of Trustees (the “Trustees”) are not required to contribute to the capital of the Fund or to hold shares of the Fund.

Board of Trustees Composition and Fund Leadership Structure

The identity of the Trustees and officers of the Fund, and brief biographical information regarding each Trustee and officer during the past five years, is set forth below. Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Investment Advisors LLC, 345 Park Avenue, 28th Floor, New York, New York 10154.

Independent Trustees:

Name and Year of Birth of Independent Trustees	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During Past 5 Years
Frank J. Coates (1964)	Trustee	March 2013– Present	Chief Technology Officer, Dynasty Financial Partners (July 2021–Present); Executive Managing Director,[3] Envestnet, Inc. (Wealth Management Solutions) (2016–2020)	1	None

Peter M. Gilbert (1947)	Trustee	February 2016– Present	Retired (2015–Present)	1	None

Paul J. Lawler (1948)	Trustee	March 2013– Present	Retired (2011–Present)	1	Trustee, First Eagle Funds (11 portfolios)

Kristen M. Leopold (1967)	Trustee	March 2013– Present	Chief Financial Officer, BK Realty, Services LLC (April 2021–Present); Chief Financial Officer, WFL Real Estate Services LLC (2006–April 2021)	1	Trustee, Central Park Group Funds (9 portfolios) Trustee, Constitution Capital Access Fund, LLC

Interested Trustees:

Name and Year of Birth of Interested Trustees	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During Past 5 Years
John M. Brown (1959)[4]	Trustee	March 2013– Present	Retired (2004–Present)	1	None

Peter Koffler[5] (1956)	Trustee	August 2012– Present	Senior Managing Director,[3] Blackstone Inc. (“Blackstone”) (2012–Present); General Counsel, Blackstone Alternative Asset Management L.P. (“BAAM”) (2010–December 2021) and BAIA (2012–December 2021); Chief Compliance Officer, BAIA (2018–December 2020; July 2021–December 2022); BAAM (2008–2012, 2018)	1	None

[1]

Term of office of each Trustee is indefinite until his or her resignation, removal, or death. Any Trustee of the Fund may be removed from office in accordance with the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws.

[2]

As of the date of this SAI, the “Fund Complex” consists of BAMSF, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, and Blackstone Floating Rate Enhanced Income Fund), Blackstone Private Credit Fund, and Blackstone Secured Lending Fund.

[3]	Executive title, not a board directorship.
[4]	Mr. Brown is being treated as an “interested person” of the Fund, as defined in the 1940 Act, due to a family member’s relationship with a Sub-Adviser to the Fund.
[5]	Mr. Koffler is an “interested person” of the Fund, as defined in the 1940 Act, due to his position with the Adviser and its affiliates.

Officers:

Name and Year of Birth of Officers	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Gavin (1969)	Co-President (Co-Principal Executive Officer) President (Principal Executive Officer)	July 2023–Present August 2012–July 2023	Chief Operating Officer & Senior Managing Director,[2] Blackstone (2007–Present)

Peter Koffler (1956)	Co-President (Co-Principal Executive Officer)	July 2023–Present	Senior Managing Director,[2] Blackstone (2012–Present); General Counsel, BAAM

Name and Year of Birth of Officers	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
(2010–December 2021) and BAIA (2012–December 2021); Chief Compliance Officer, BAIA (2018–December 2020; July 2021–December 2022); BAAM (2008–2012, 2018)

Stephen Adams (1984)	Chief Legal Officer	June 2023–Present	Senior Vice President, Blackstone (2023–Present); Vice President, Blackstone (2021–2022); Associate, Ropes & Gray LLP (2014–2021)

Sarah Kassman (1991)	Secretary	February 2022–Present	Associate, Blackstone (2022–Present); Analyst, Blackstone (2018–2021)

Stacey Weckstein (1988)	Interim Secretary	August 2023–Present	Analyst, Blackstone (2022–Present); Coordinator, Blackstone (January 2022–March 2022); Administrative Assistant, Blackstone (2017–2021)

Thomas Procida (1980)	Treasurer and Principal Financial and Accounting Officer	Treasurer (August 2021–Present); Principal Financial and Accounting Officer (February 2022–Present)	Managing Director,[2] Blackstone (2019–Present); Senior Vice President, Blackstone (2015–2019)

William Renahan (1969)	Chief Compliance Officer	August 2022–Present	Managing Director,[2] Blackstone (May 2022–Present); Senior Managing Director, Duff & Phelps Investment Management (2017–May 2022)

Sherilene Sibadan (1976)	Anti-Money Laundering Officer	July 2019–Present	Managing Director,[2] Blackstone (2022–Present); Senior Vice President, Blackstone (2016–2021)

[1]	Term of office of each Officer is indefinite until his or her death, resignation, removal, or disqualification.
[2]	Executive title, not a board directorship.

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund Complex as of December 31, 2022:

Independent Trustees:

Name of Independent Trustee	Dollar Range in Equity Securities in BAMSF	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex[1]
Frank J. Coates	$50,001-$100,000	$50,001-$100,000
Peter M. Gilbert	Over $100,000	Over $100,000
Paul J. Lawler	Over $100,000	Over $100,000
Kristen M. Leopold	$50,001-$100,000	$50,001-$100,000

Interested Trustees:

Name of Interested Trustee[2]	Dollar Range in Equity Securities in BAMSF	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex[1]
John M. Brown[3]	Over $100,000	Over $100,000
Peter Koffler	None	None

[1]

As of December 31, 2022, the “Fund Complex” consists of BAMSF, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, and Blackstone Floating Rate Enhanced Income Fund), Blackstone Private Credit Fund, and Blackstone Secured Lending Fund.

[2]	Deemed to be an “interested person” of the Fund, as defined in the 1940 Act.
[3]	Mr. Brown was treated as an Independent Trustee from his appointment as Trustee in March 2013 through July 20, 2022.

None of the Independent Trustees nor their immediate family members beneficially own any securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2022.

Compensation of Trustees and Officers

Each of the Independent Trustees is paid by the Fund Complex at a rate of $150,000 per fiscal year in the aggregate for the services to the Fund Complex (including the Subsidiaries). Mr. Brown was treated as an Independent Trustee until July 20, 2022, after which he was treated as an “interested person” (as defined in the 1940 Act) of the Fund (an “Interested Trustee”) due to a family member’s relationship with a Sub-Adviser. For his service to the Fund as an Interested Trustee, Mr. Brown is paid by the Fund Complex at a rate of $129,000 per fiscal year in the aggregate for his services to the Fund Complex (excluding the Subsidiaries). The Chairpersons of the Board of Trustees and the Audit Committee is paid by the Fund Complex an additional $35,000 and $15,000, respectively. These payments are allocated to the Fund and any other funds in the Fund Complex on the basis of assets under management. The Fund Complex pays for the Trustees’ travel expenses related to Board of Trustees meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex. As of November 10, 2020, the Trust adopted a deferred compensation plan (the “Deferred Compensation Plan”) to allow each Independent Trustee to align his or her interest with the Fund and the Fund’s shareholders without purchasing shares of the Fund. Certain of the Independent Trustees currently participate in the Deferred Compensation Plan. Under the Deferred Compensation Plan, each participating Independent Trustee defers payment of all or part of the compensation payable for such Trustee’s services and thereby shares in the experience alongside the Fund’s shareholders as the compensation deferred increases or decreases depending on the investment performance of the Fund. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Trust’s Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Trust.

The following table sets forth information covering the total compensation payable by the Fund, during its fiscal year ended March 31, 2023, to the persons who serve, and who are expected to continue serving, as Trustees of the Fund during the period:

Independent Trustees:

Name of Independent Trustee	Aggregate Compensation From BAMSF[1]	Total Compensation From BAMSF and Fund Complex[1]
Frank J. Coates[2]	$153,226	$153,226
Peter M. Gilbert	$150,000	$150,000
Paul J. Lawler	$150,000	$150,000
Kristen M. Leopold	$165,000	$165,000

Interested Trustees:

Name of Interested Trustee	Aggregate Compensation From BAMSF[1]	Total Compensation From BAMSF and Fund Complex[1]
John M. Brown[3]	$166,699	$166,699
Peter Koffler	None	None

[1]

These amounts represent aggregate compensation for the services of each Trustee to each fund in the Fund Complex, for which each Trustee serves as trustee. For the purpose of this table, the “Fund Complex” consists of the Fund and its Subsidiaries. Certain of the Independent Trustees have elected to defer all or part of their total compensation for the year ended March 31, 2023, under the Trust’s Deferred Compensation Plan. Amounts deferred for the fiscal year ended March 31, 2023 by Messrs. Gilbert and Lawler and by Ms. Leopold were $131,250, $150,000, and $49,496, respectively.

[2]	Mr. Coates has served as Chair of the Board since February 21, 2023.
[3]	Mr. Brown was treated as an Independent Trustee from his appointment as Trustee in March 2013 through July 20, 2022. Mr. Brown served as Chair of the Board until February 20, 2023.

The Fund Complex also pays for a portion of the compensation for the Fund’s Chief Compliance Officer. The following table sets forth information covering the total compensation payable by the Fund, during its fiscal year ended March 31, 2023, to the Fund’s former Chief Compliance Officer, Kevin Michel (Mr. Michel resigned as Chief Compliance Officer effective August 5, 2022), and the Fund’s current Chief Compliance Officer, William Renahan, during the period. No other Fund officer received any compensation from the Fund during the period.

Officers:

Compensated Officer	Aggregate Compensation From BAMSF	Total Compensation From BAMSF and Fund Complex[1]
Chief Compliance Officer	$148,541	$148,541

[1]	For the purpose of this table, the “Fund Complex” consists of the Fund and its Subsidiaries.

Trustee Qualifications

The Board of Trustees has considered the following factors, among others, in concluding that the Trustees possess the requisite experience, qualifications, attributes and/or skills to serve as Board of Trustees members: his or her character and integrity; his or her professional experience; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Messrs. Koffler and Brown, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund. The Board of Trustees believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with BAIA, other service providers, counsel, and independent auditors, and to exercise effective business judgment in the performance of their duties, support its conclusion. In addition, the Board of Trustees has considered the following particular attributes as to the various individual Trustees:

Mr. Brown, investment management experience and experience as a board member and/or executive officer of various businesses and other organizations.

Mr. Coates, business and finance expertise and training as a Chartered Financial Analyst and experience as a chief executive officer, board member and/or executive officer of various registered investment companies and other businesses within the asset management industry.

Mr. Gilbert, investment management experience as former chief investment officer and experience as a board member of various businesses and other organizations.

Mr. Koffler, professional training and experience as a business lawyer focusing on the investment management industry and his perspective on Board of Trustees matters as a senior executive of Blackstone Alternative Asset Management L.P., an affiliate of BAIA.

Mr. Lawler, business, finance and investment management expertise, training as a Chartered Financial Analyst, and experience as a chief investment officer, board member and/or executive officer of various large independent universities, foundations, registered investment companies, businesses and other organizations.

Ms. Leopold, business, finance and accounting expertise and training as a Certified Public Accountant and experience as a chief financial officer and/or auditor and manager at an alternative asset management company and a multi-national accounting firm.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC; they do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Board of Trustees Leadership Structure and Risk Oversight

The Board of Trustees is responsible for the general oversight of the Fund’s affairs and for ensuring that the Fund is managed in the best interests of its shareholders. The Board of Trustees will regularly review the Fund’s investment performance as well as the quality of services provided to the Fund and its shareholders by BAIA and its affiliates, by the Sub-Advisers, and by the Fund’s other service providers. The Board of Trustees will review and evaluate, at least annually, the fees and operating expenses paid by the Fund for these services. In carrying out these responsibilities, the Board of Trustees will be assisted by the Fund’s auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board of Trustees. In addition, the Fund’s Chief Compliance Officer reports directly to the Board of Trustees.

Currently, all but two of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, BAIA, and other affiliated parties. The Independent Trustees will meet regularly as a group in executive session, which will not include representatives of BAIA, except by invitation. Mr. Coates, an Independent Trustee, currently serves as Chair of the Board of Trustees of the Fund. The Board of Trustees believes that its leadership structure is appropriate in light of the specific characteristics and circumstances of the Fund. In forming this belief, the Board of Trustees considered, among other things, the working experience and historical leadership structures of the Board of Trustees, the fact that the Chair is an Independent Trustee, the small size of the Board of Trustees, which ensures significant opportunity for participation by all Trustees, and that certain affairs of the Board of Trustees are handled by committees of the Board of Trustees comprised solely of Independent Trustees, as discussed further below.

Taking into account the complexity and the amount of assets under management in the Fund, the Board of Trustees has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board of Trustees. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board of Trustees as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board of Trustees or otherwise. The membership and chair of each committee consists exclusively of Independent Trustees.

The Board of Trustees oversees risk as part of its broader oversight of Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, BAIA, the Board of Trustees will regularly receive reports, including reports from BAIA and the Fund’s Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Fund. The Board committees may focus on different aspects of these risks within the scope of the committees’ authority.

The Board of Trustees recognizes that not all risks that may affect the Fund can be identified, that it will not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters typically will be summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board of Trustees and by the committees is subject to substantial limitations.

Standing Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board of Trustees determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law. The Board of Trustees currently has established two standing committees: the Audit Committee and the Nominating Committee.

Audit Committee

The Audit Committee of the Fund, which consists of Ms. Leopold and Messrs. Gilbert and Lawler, provides oversight with respect to the accounting and financial reporting policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit, and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, BAIA and certain affiliates. The Audit Committee met three times during the most recent fiscal year.

Nominating Committee

The Nominating Committee of the Fund, which consists of all of the Independent Trustees, meets to select nominees for election as Trustees of the Fund and considers other matters of Board of Trustees policy, including reviewing and making recommendations to the Board of Trustees with respect to the compensation of the Trustees. It is the policy of the Nominating Committee to consider nominees properly submitted by shareholders. In accordance with the terms of the Nominating Committee Charter, shareholders who wish to recommend a nominee should send a nomination to the Secretary of the Trust, which includes biographical information and sets forth the qualifications of a proposed nominee. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Nominating Committee and to serve if elected by shareholders. The Nominating Committee did not meet during the most recent fiscal year.

Other Accounts Managed by Portfolio Managers

Except as otherwise noted below, the table below identifies, for each named portfolio manager of the Fund, the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities as of March 31, 2023 and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for other investment companies is shown based on the specific portfolio managers that are named in the disclosure documents for other investment companies. Data for private pooled investment vehicles and other separate accounts is reported based on the Adviser’s practice of naming a particular individual to maintain oversight responsibility, in conjunction with the Adviser’s or its affiliates’ Investment Committee and with the support of a team of other individuals employed by the Adviser or its affiliates, for each account.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based[1]
Riad Abrahams	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	45	$17.3 billion	20	$4.0 billion

	Other Accounts	0	$0	0	$0

David Ben-Ur	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	156	$72.2 billion	80	$34.1 billion

	Other Accounts	0	$0	0	$0

Max Jaffe	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	2	$0.7 billion	2	$0.7 billion

	Other Accounts	0	$0	0	$0

Ian Morris	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	190	$85.1 billion	90	$34.9 billion

	Other Accounts	0	$0	0	$0

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based[1]

Winfield Sickles	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	2	$0.7 billion	2	$0.7 billion

	Other Accounts	0	$0	0	$0

Stephen Sullens	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	156	$72.2 billion	80	$34.1 billion

	Other Accounts	0	$0	0	$0

[1]	For the purposes of this chart, Assets Managed is calculated using Regulatory Assets Under Management.

Compensation of Portfolio Managers

Each portfolio manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Adviser, which stock options may be subject to certain vesting periods. The amount of a portfolio manager’s discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Adviser and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the portfolio manager in assisting with managing the assets of the Adviser; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

Securities Ownership of Portfolio Managers

Except as otherwise noted below, the following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of March 31, 2023:

Portfolio Manager	Dollar Range of Shares Held in BAMSF
Riad Abrahams	$50,001-$100,000
David Ben-Ur	$100,001-$500,000
Max Jaffe	$100,001-$500,000
Ian Morris	$100,001-$500,000
Winfield Sickles	$100,001-$500,000
Stephen Sullens	$10,001-$50,000

Potential Conflicts of Interest

Managers and their respective affiliates will be subject to certain conflicts of interest with respect to the services provided to the Fund. These conflicts will arise primarily, but not exclusively, from the involvement of Managers in other activities that from time to time conflict with the activities of the Fund. Individual conflicts will not necessarily be resolved in favor of the Fund.

Each portfolio manager’s compensation plan can give rise to potential conflicts of interest. Managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the Fund could outperform the securities selected for the Fund. In addition, any allocation of the Fund’s assets by the Adviser to a Sub-Adviser that is an affiliate of Blackstone benefits Blackstone and any redemption or reduction of that allocation would be detrimental to Blackstone, creating potential conflicts of interest in allocation decisions.

The following descriptions are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional conflicts of interest may arise in the future. Additional information about potential conflicts of interest is set forth in the Form ADV of the Adviser, each Sub-Adviser and their affiliates, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of each Manager’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Allocation of Assets Between Adviser and Sub-Advisers

The Adviser determines the allocation of the Fund’s assets among directly managed strategies and strategies managed by Sub-Advisers. The Adviser compensates Sub-Advisers out of the Management Fee (as defined below) it receives from the Fund. Management Fees received by the Adviser with respect to assets allocated to directly managed strategies are not reduced by payments to Sub-Advisers, which creates an incentive for Adviser to allocate more of the Fund’s assets to directly managed strategies. This incentive is greater in the case of Sub-Advisers with higher fee rates or with fee arrangements expected to result in higher fee rates. In addition, with variable fee arrangements the incentives the Adviser has in determining how to allocate the Fund’s assets between directly managed strategies and strategies managed by Sub-Advisers can change over time. For example, where a “fulcrum fee” arrangement (as described in “Investment Management and Other Services—The Sub-Advisers” below) is used to compensate a particular Sub-Adviser, the Adviser’s incentive to allocate the Fund’s assets to the strategy managed by that Sub-Adviser rather than to directly managed strategies would, all else being equal, (i) decrease at times when the Sub-Adviser’s strategy is outperforming, given the resulting increase in the associated sub-advisory fees; and (ii) increase at times when the Sub-Adviser’s strategy is underperforming, given the resulting decrease in the associated sub-advisory fees.

In managing the conflicts discussed herein, the Adviser has adopted the following limit, which may be changed by the Adviser from time to time: allocations to Blackstone Strategies (defined below) will not exceed 20% of the Fund’s assets. The term “Blackstone Strategies” means any investment mandates managed in a continuous or recurring manner by the Adviser directly or by any Blackstone Sub-Adviser, but does not include hedging, any mandate that is advised by a non-discretionary unaffiliated Sub-Adviser, or any allocation to an Investment Fund. The term “Blackstone Sub-Adviser” means a wholly-owned subsidiary of Blackstone.

Allocation of Assets Between Sub-Advisers

The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund. This creates an incentive for the Adviser to select Sub-Advisers with lower fee rates or with fee arrangements expected to result in lower fee rates. In addition, with variable fee arrangements the incentives the Adviser has in determining how to allocate the Fund’s assets among strategies managed by Sub-Advisers can change over time. For example, where a “fulcrum fee” arrangement (as described in “Investment Management and Other Services—The Sub-Advisers” below) is used to compensate a particular Sub-Adviser, the Adviser’s incentive to allocate the Fund’s assets to the strategy managed by that Sub-Adviser rather than to strategies managed by other Sub-Advisers would, all else being equal, (i) decrease at times when the Sub-Adviser’s strategy is outperforming, given the resulting increase in the associated sub-advisory fees; and (ii) increase at times when the Sub-Adviser’s strategy is underperforming, given the resulting decrease in the associated sub-advisory fees. Similarly, where a Sub-Adviser is engaged to employ two or more strategies with respect to the portion of the Fund’s assets allocated to it (the “Allocated Portion”), one of which is subject to a flat rate fee arrangement and another which is subject to a fulcrum fee arrangement, the Adviser would be incentivized to minimize the aggregate sub-

advisory fees paid to that Sub-Adviser by (i) allocating less of the Fund’s assets to the strategy for which a fulcrum fee is utilized when such strategy is outperforming; and (ii) allocating more of the Fund’s assets to such strategy when the strategy is underperforming.

The Adviser also has an incentive to select Sub-Advisers that are affiliated with the Adviser (see self-imposed limits on Blackstone Strategies above). In allocating the Fund’s assets, the Adviser considers a number of quantitative and qualitative factors, including, without limitation, macroeconomic scenarios, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy.

Each sub-advisory agreement with a Sub-Adviser, and any material change thereto, will be approved by the Board of Trustees, including a majority of the Independent Trustees. Additionally, in relying on the exemptive order issued by the SEC in recommending the hiring, termination, and replacement of Permitted Sub-Advisers (“Manager of Managers Order”), the Adviser will provide the Board of Trustees with information showing the expected impact of any proposed Sub-Adviser hiring or termination on the profitability of the Adviser. Where a change is proposed for a Sub-Adviser affiliated with the Adviser, the Board of Trustees, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board of Trustees meeting minutes, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or Sub-Adviser derives an inappropriate advantage.

Allocation of Investment Opportunities

Most Managers, or their affiliates, manage multiple funds and/or accounts (including those in which the Manager, its affiliates and/or their personnel have an interest) that have investment objectives that are similar to the Fund and that seek to make or sell investments in the same securities or other instruments, sectors, or strategies as the Fund. If an investment opportunity is appropriate for the Fund and one or more other funds/accounts for which the Manager (or one of its affiliates) acts as investment adviser, the Manager could be required to choose among the Fund and the other funds/accounts in allocating the investment opportunity. Each Manager will determine allocations of such opportunities in accordance with its compliance policies and procedures, which are governed by the principle of fair and equitable allocation, taking into account the relevant investment objectives, strategies, risk parameters, time horizons, and other criteria, which may include, among other things, the relative sizes of the funds/accounts and amounts of capital available for investment, relative exposure to market trends, available capacity, liquidity needs, volatility and leverage considerations, diversification considerations and other market risk factors, contractual restrictions and guidelines, minimum and maximum investment sizes, tax and operational considerations, legal and regulatory factors, need to rebalance positions held in an investment due to capital infusions or withdrawals, and similar factors. As such, strategies and investment opportunities may not be implemented in the same manner, or at all, for a Manager’s and/or its affiliates’ clients, even if the strategy or investment opportunity is consistent with the objectives and strategies of the clients.

Because it is typical for Managers to receive different fees from different funds/accounts that they manage, Managers face a conflict of interest in making allocation decisions and may, for example, benefit by allocating the most attractive investment opportunities to higher fee funds/accounts. There can be no assurance that any conflict of interest a Manager faces in making allocation decisions will be resolved in favor of the Fund or that the returns of any Fund investment will be equivalent or better than the returns obtained by a Manager’s other clients participating in the same investment.

A Manager may be engaged to employ two or more strategies with respect to its Allocated Portion of the Fund’s assets. A Manager may be compensated at a flat rate for a strategy employed with one portion of those assets and at a variable rate (through, for example, a “fulcrum fee” arrangement, as described in “Investment Management and Other Services—The Sub-Advisers” below) for a strategy employed with another portion of those assets. In such case, the Manager could be incentivized to allocate more of the Fund’s assets to the strategy that would result in higher sub-advisory fees. For example, where a fulcrum fee is used to compensate a Manager on a portion of the assets in an Allocated Portion, the Manager would be incentivized (i) to allocate more of the Fund’s assets to the strategy for which a fulcrum fee is utilized when such strategy is outperforming, so as to earn a higher sub-advisory fee; and (ii) to allocate less of the Fund’s assets to such strategy in times when the strategy is underperforming, so as to minimize the impact of the reduction in sub-advisory fees related to such strategy. A Manager may be incentivized to take more risk than it otherwise would if it were paid a single type of fee (either at a flat rate or a fulcrum fee).

Moreover, the Fund may not be given the opportunity to participate in strategies or investments that are identified by a Manager’s affiliates, or the Fund may be given the opportunity to participate in such investments only after a Manager’s affiliate’s other clients have been given the opportunity to participate to the full extent desired. An affiliate of a Manager is ordinarily under no obligation or other duty to provide investment opportunities to clients of the Manager, including the Fund, but may do so in its discretion when consistent with its fiduciary duty to its own clients. In the event that an affiliate of the Adviser makes an investment opportunity available to the Adviser’s clients, the Adviser, and not its affiliate, would decide independently whether or not the Fund would invest. See “Blackstone Policies and Procedures” below for additional information specific to the Adviser and its affiliates.

In addition, as a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability to make investments or enter into other transactions alongside other clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. See “Co-Investment Opportunities” below for more information. The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Allocation of Models or Investment Techniques

If a model, strategy, or risk management, optimization, execution or other investment technique is available to a Manager, including newly developed trading strategies or investment opportunities (each an “Analytic”), and is consistent with the investment mandate for the Fund and one or more of a Manager’s other clients, the decision by a Manager on how to allocate an Analytic among the Fund and such other clients (including the relative exposure the Fund and other clients have to an Analytic) could vary for one or more reasons, including, but not limited to: (i) the Analytic has sufficiently limited capacity such that it is not practical to be used for one or more clients of the Manager; (ii) the Analytic involves asset classes outside the investment mandate of one or more clients of the Manager; (iii) the Analytic is not appropriate or suitable given the client’s investment objective, policies and restrictions and/or applicable regulatory restrictions; (iv) the Analytic is hedged by taking smaller or larger exposures (as applicable) to certain style factors, sectors or other directional risks than that targeted by one or more clients of the Manager; (v) the Analytic involves greater liquidity or other risk than that targeted by one or more clients of the Manager; (vi) the price point or strategic fit of the Analytic is not desired for one or more clients of the Manager; and/or (vii) the natural diversity of practice and subjectivity relating to decisions that are not automated and that may be made by different personnel. Some of the items noted are inherent structural limitations or constraints to the strategy, implemented by the Manager, that were designed to minimize the impact of the Fund on other clients of the Manager or its affiliates. The net result(s) could be that one or more clients of the Manager, including the Fund, would not have access (or would have reduced or restrained access) to certain Analytics that are expected to produce higher rates of return, lower volatility, or shorter trading horizons than those Analytics utilized (in degree and/or manner) by other clients of the Manager.

Where a client pays higher fees to a Manager than does the Fund, or where a Manager (or personnel thereof) has an economic interest in the client, the Manager has a greater financial interest in the performance of that client than the performance of the Fund. Similarly, a Manager has an incentive to favor clients with the potential to pay greater fees (including performance-based fees or allocations) when allocating investment opportunities or when designing certain strategies. This incentive creates a conflict of interest in allocating Analytics among the Fund and other clients, particularly where the availability or liquidity of an investment opportunity is limited. Subject to the considerations described above, the Manager seeks to allocate any such available Analytics on an equitable basis between the Fund and its other clients in accordance with its allocation policies and procedures.

A Manager and its affiliates will have no obligation to make available any information regarding their proprietary activities or Analytics, or the activities or Analytics used for other funds and/or accounts managed by them, for the benefit of the Fund. The proprietary activities, processes or Analytics of a Manager and its affiliates could conflict with the transactions and strategies employed by the Manager in managing the Fund. A Manager, its affiliates and their personnel have conflicts of interest in allocating Analytics, certain other finite resources, and expenses among the Fund and their other clients. The results of the Fund’s investment activities may differ significantly from the results achieved by a Manager and its affiliates for their proprietary accounts or other funds and/or accounts managed or advised by them. It is possible that one or more accounts managed by a Manager or its affiliate will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which a Manager or its affiliates achieve significant profits on their trading for proprietary or other funds and/or accounts. The opposite result is also possible.

A Manager may license an Analytic from an affiliate or third-party. A licensor may have complete discretion regarding which of its Analytics (including proprietary strategies and/or models and including newly developed Analytics that meet the investment objectives of the Fund) it elects to license to (and correspondingly withhold from) the Manager. An affiliated or third-party licensor may revoke any or all licenses granted to the Manager for any reason or no reason at all, including that the licensor has a greater financial interest in utilizing the full capacity available in an Analytic for itself or its clients.

Financial Interests in Managers

Affiliates of the Adviser currently (or in the future may) hold ownership or other economic interests in, or are (or in the future may be) otherwise affiliated with, various investment managers (“Blackstone Affiliated Managers”). These ownership interests range from minority to 100%. Blackstone could receive a substantial portion of the revenues attributable to Blackstone Affiliated Managers.

Such financial interests give rise to conflicts of interest between the Fund and other investment vehicles managed by other asset managers. For example, such financial interests create an incentive for the Adviser to hire a Blackstone Affiliated Manager as a Sub-Adviser and to allocate the Fund’s assets to such manager. Further, in the event that a Blackstone Affiliated Manager is hired as a Sub-Adviser, there is a conflict between the Adviser’s obligations to a Fund, on the one hand, and the Adviser’s (or its affiliate’s) interest in the success of the Blackstone Affiliated Manager, on the other hand.

The nature of the Adviser’s or its affiliates’ relationship with the Blackstone Affiliated Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to invest in funds managed by Blackstone Affiliated Managers, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

The Adviser and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations.

Examples of Blackstone Affiliated Managers include, but are not limited to:

•	Blackstone Alternative Solutions L.L.C.

•	Blackstone Real Estate Special Situations Advisors L.L.C.

•	Blackstone Liquid Credit Strategies LLC

Examples of other financial interests in Blackstone Affiliated Managers include, but are not limited to:

Blackstone Strategic Alliance Advisors L.L.C. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of the Adviser, manages certain funds (the “BSAA Funds”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with these seed investments, the BSAA Funds generally receive economic participation in the Emerging Managers in the form of profit sharing, equity interests, or other contractual means of participating in the business of the Emerging Managers. The nature of the Adviser’s or its affiliate’s relationship with BSAA and the Emerging Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to take certain actions with respect to BSAA Funds and the Emerging Managers, even if such actions would be appropriate for the Fund. For example, (i) the Fund will not be able to invest in a BSAA Fund; (ii) the Fund often will not be able to invest in an Emerging Manager Vehicle and; (iii) the Adviser may not be able to rely on the Manager of Managers Order with respect to hiring an Emerging Manager to serve as a sub-adviser to the Fund. The prohibitions contained in the 1940 Act are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund with an Emerging Manager would not be prohibited under the 1940 Act, the investment generally would benefit BSAA and the BSAA Funds and a withdrawal/redemption by the Fund generally would be detrimental to BSAA and the BSAA Funds. In particular, to the extent that the Fund invests in an Emerging Manager Vehicle or hires an Emerging Manager to serve as a Sub-Adviser, the BSAA Funds (and indirectly BSAA) will receive a portion of the revenue the Emerging Manager receives in respect of the Fund’s investment. Accordingly, in the case of such an investment there will be a conflict between the Adviser’s obligation to the Fund, on the one hand, and the Adviser’s interest in the success of BSAA, the BSAA Funds and the Emerging Managers, on the other hand. In order to mitigate the conflict, BSAA and the BSAA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from any investment by the Fund with an Emerging Manager. Those amounts will be passed through or rebated to the Fund. This pass through/rebate generally also applies in the case of investments with an Emerging Manager outside of its commingled vehicle. The Fund will not otherwise participate in any of the economic arrangements related to any Emerging Manager with which they invest.

There can be no assurance that the terms of transactions and other commercial arrangements between parties related to a Strategic Capital Manager and/or its portfolio companies or affiliates, on the one hand, and the Fund, on the other hand, will be at arm’s length or that the Adviser or its affiliates will not receive a benefit from such transactions, which may incentivize the Adviser to cause these transactions to occur.

There is overlap between the Adviser’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of the Adviser, manages certain funds (the “BSCA Funds”) that make investments (typically in the form of equity interests or revenue shares) in established alternative asset managers (the “Strategic Capital Managers”). From time to time the Fund retains one or more Strategic Capital Managers to serve as Sub-Advisers. For instance, a BSCA Fund currently holds an indirect minority interest in Magnetar Asset Management LLC.

The nature of the Adviser’s relationship with BSCA and BSCA’s relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to take certain actions with respect to the BSCA Funds and the Strategic Capital Managers, even if such actions would be appropriate for the Fund. For example, (i) the Fund will not be able to invest in a BSCA Fund; (ii) the Fund may not be able to invest in a fund managed by a Strategic Capital Manager (“Strategic Capital Manager Vehicles”); and (iii) the Adviser may not be able to rely on the Manager of Managers Order with respect to hiring a Strategic Capital Manager to serve as a sub-adviser to the Fund. The prohibitions contained in the 1940 Act are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund with a Strategic Capital Manager would not be prohibited under the 1940 Act, it generally would benefit BSCA and the BSCA Funds and a withdrawal/redemption by the Fund generally would be detrimental to BSCA and the BSCA Funds. In particular, to the extent that the Fund invests in a Strategic Capital Manager Vehicle or hires a Strategic Capital Manager to serve as a Sub-Adviser, the BSCA Funds (and indirectly BSCA) will receive a portion of the revenue the Strategic Capital Manager receives in respect of the Fund’s investment. Accordingly, in the case of such an investment there will be a conflict between the Adviser’s obligation to the Fund, on the one hand, and the Adviser’s interest in the success of BSCA, the BSCA Funds and the Strategic Capital Managers, on the other hand. In order to mitigate the conflict, BSCA and the BSCA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from any investment by the Fund in a Strategic Capital Manager Vehicle. Those amounts will be passed through or rebated to the Fund. The Fund will not otherwise participate in any of the economic arrangements related to any Strategic Capital Manager with which they invest.

There can be no assurance that the terms of transactions and other commercial arrangements between parties related to a Strategic Capital Manager and/or its portfolio companies or affiliates, on the one hand, and the Fund, on the other hand, will be at arm’s length or that the Adviser or its affiliates will not receive a benefit from such transactions, which may incentivize the Adviser to cause these transactions to occur.

There is overlap between the Adviser’s and BSCA’s investment committees.

Blackstone Policies and Procedures

Specified policies and procedures implemented by Blackstone to mitigate actual and potential conflicts of interest and to address certain regulatory requirements and contractual restrictions will from time to time reduce the synergies across Blackstone’s various businesses that the Fund expects to draw on for purposes of identifying and pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and more legal and contractual restrictions compared to those to which it would otherwise be subject if it had only one line of business. In addressing these conflicts and regulatory, legal, and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Fund expects the Adviser to utilize for purposes of identifying, monitoring and generally managing attractive investment opportunities. For example, the Adviser generally will be restricted from investing in issuers with respect to which any investment adviser in the Blackstone Hedge Fund Solutions group has received material non-public information. Also, the Adviser generally will be restricted from investing in Blackstone portfolio companies, although the Fund has invested, and may in the future invest, in securities of Blackstone portfolio companies, subject to compliance with applicable laws and regulations. The Adviser could be forced to sell or hold existing investments, or be precluded from making new investments, as a result of a relationship that Blackstone may have or enter into investments that Blackstone or its affiliates may hold or make in the future. In addition, in keeping with Blackstone’s internal policies, the Adviser may be restricted from certain investment activity that overlaps with the investment strategies of certain of its affiliates outside the Blackstone Hedge Fund Solutions Group. These restrictions generally will not apply to Sub-Advisers that are not affiliates of Blackstone. The Adviser could be forced to sell or hold existing investments, or be precluded from making new investments, as a result of a relationship that Blackstone may have or investments other BAAM clients may make.

In addition, Blackstone maintains information barriers that are designed to protect against the improper possession and/or use of material non-public information. Generally, no employee of the Adviser is permitted to contact an employee of another Blackstone group, and vice versa, about a substantive business matter, without consent of the compliance department of the Adviser and, if appropriate, having the compliance department chaperone the contact. Prior to receiving confidential information, each Blackstone group typically seeks to limit the impact that receiving the information will have on other Blackstone groups by, among other things, limiting the applicability of any confidentiality agreement to the particular Blackstone group(s) receiving the confidential information. However, the operation of these information barriers means that there are circumstances in which the Adviser will not have access to information held in other parts of Blackstone that may be relevant to the Fund’s investment program.

Blackstone Proprietary Funds

From time to time, Blackstone hires or enters into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally will receive a substantial portion of the revenues attributable to these Proprietary Funds, in some instances greater than the revenues it receives from the Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of the Adviser’s or its affiliates relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund typically will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of the Adviser, the Sub-Advisers, and Their Affiliates

Certain inherent conflicts of interest arise from the fact that the Managers act on behalf of the Fund and carry on investment activities for a significant number of other clients (including other investment funds sponsored by Blackstone and the Sub-Advisers) in which the Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with the investment objective and strategy of the Fund. These activities could be viewed as creating a conflict of interest in that the time of the Managers (and those performing services on their behalf) will not be devoted exclusively to the business of the Fund but will be allocated among the Fund and the Managers’ other clients.

The activities in which Managers are involved will limit or preclude the Fund’s flexibility to participate in certain investments. For example: (i) the Manager could be forced to sell or hold existing investments, or be precluded from making new investments, as a result of a relationship that Blackstone has or investments that Blackstone makes; (ii) the Fund may elect to, or be required to, waive voting rights, delegate voting rights to a third-party, or vote in the manner determined by the majority of the applicable voting class; or (iii) the Manager may also be required to implement additional procedures to mitigate conflicts of interest, such as the retention of a third party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or the creation of groups of personnel within Blackstone separated by information barriers (which may be temporarily and of limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. In addition, a Manager could determine not to invest the Fund’s assets in an Investment Fund, or could withdraw all or a portion of an existing Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the Manager’s other clients. To the extent that the adverse regulatory implications are attributable to the Fund’s investment, a Manager could cause the Fund to withdraw prior to its other clients.

Investment activities by a Manager, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/Advisory Clients” below), will give rise to additional conflicts of interest. A Manager has no obligation to purchase or sell, or recommend for purchase or sale for the Fund, any investment that the Manager or its affiliates purchase or sell, or recommend for purchase or sale, for their own accounts, for the accounts of family members or for the account of any other client or Investment Fund. Further, from time to time, investment opportunities that are allocated to Manager clients other than the Fund will not be allocated to the Fund at all or at the same time because of, among other reasons, differences in investment guidelines. In addition, a Manager otherwise could determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund.

The Managers, Blackstone, and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in hedge funds and other investment vehicles, in which the Fund has no interest. A Manager may engage an affiliate to service loans or to provide similar services to vehicles in which the Fund invests, which would give rise to conflicts of interest.

Other Activities of Blackstone and its Affiliates

As part of its regular business, Blackstone provides a broad range of investment banking and other services. In addition, from time to time Blackstone will provide services in the future beyond those currently provided. The Fund will not receive any benefit from any fees relating to such services.

In the regular course of Blackstone’s other businesses, Blackstone participates, or represents participants, in transactions that could give rise to other investment opportunities that are suitable for the Fund. In such cases, those opportunities may not be available to the Fund. Blackstone will be under no obligation to decline to participate in transactions in the regular course of its other businesses in order to make an investment opportunity available to the Fund.

In connection with its other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions, although Blackstone maintains information barriers governing communications between employees of the Adviser and employees of other Blackstone groups outside of the Blackstone Hedge Fund Solutions group (see “Blackstone Policies and Procedures” above). The Fund’s investment activities may be constrained as a result of such information barriers or other restrictions on using certain information.

The Fund from time to time invests in securities of the same issuers as other Blackstone clients, investment vehicles, or proprietary accounts. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such other Blackstone clients, investment vehicles, or proprietary accounts, the Adviser may be presented with decisions involving circumstances where the interests of such other Blackstone clients, investment vehicles, or proprietary accounts are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest could be subordinated or otherwise adversely affected by virtue of Blackstone’s other involvement and actions relating to its investment. For example, from time to time the Fund and other Blackstone clients, investment vehicles, or proprietary accounts make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s loans or securities, subject to the limitations of the 1940 Act. If the issuer becomes insolvent, restructures, or is under or later suffers financial distress, there may be a conflict between the interests of the Fund and other Blackstone clients, investment vehicles, or proprietary accounts insofar as the issuer may be unable (or in the case of a restructuring prior to bankruptcy may be expected to be unable) to satisfy the claims of all classes of its creditors and security holders of the Fund, and such other Blackstone clients, investment vehicles, or proprietary accounts may have competing claims for the remaining assets of such issuers. Under these circumstances it may not be feasible for the Adviser to reconcile the conflicting interests of the Fund and such other Blackstone clients, investment vehicles, or proprietary accounts in a way that furthers the Fund’s interests. Under certain circumstances, such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of loans or securities that may be held by such entities.

Material, Non-Public Information

A Manager may come into possession of material non-public information with respect to an issuer. Should this occur, the Manager would typically be restricted from buying, originating or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. In addition, with respect to Managers that are affiliates of Blackstone, affiliates of the Manager within Blackstone may come into possession of material non-public information with respect to an issuer. Should this occur, the Manager could be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if Blackstone deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund could be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Manager that might be relevant to an investment decision to be made by the Fund. In addition, a Manager, in an effort to avoid buying or selling restrictions on behalf of the Fund or other clients of the Manager, may choose to forgo an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Non-Discretionary/Advisory Clients

Certain affiliates of the Adviser provide advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. Such affiliates could communicate investment recommendations to such clients prior to the full implementation of such recommendations by the Manager for the Fund or other discretionary clients. Accordingly, the Fund and such other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. As a result, such clients potentially could take capacity that otherwise may have been available to the Fund. Similarly, to the extent that an Investment Fund imposes redemption/withdrawal limitations, actions taken by non-discretionary clients may be adverse to the Fund or other discretionary accounts. In addition, through receiving investment recommendations, non-discretionary clients may from time to time effectively have access to or have the right to obtain information about investment decisions made for the Fund or other discretionary clients. Based on such information, the non-discretionary clients could take actions that are adverse to the Fund or other discretionary clients of the Adviser or its affiliates. The Adviser and its affiliates, however, are not obligated to provide non-discretionary clients with any information with respect to any discretionary investment funds or accounts managed by the Adviser, Blackstone, or their respective affiliates. Furthermore, the Adviser or its affiliates may consult with non-discretionary clients regarding the negotiation of key investment terms of investments, including but not limited to investment structuring, fees, and transparency, and as a result, the non-discretionary clients may have better investment terms than the Fund in such investment.

Investments Not Pursued by the Fund

Under certain circumstances, the Adviser may determine not to pursue some or all of an investment opportunity, including as a result of business, reputational or other reasons applicable to the Fund, other investment funds and accounts advised by BAIA (“Other BAIA Clients”), portfolio investments of Other BAIA Clients, or Blackstone. In any such case the Adviser or an affiliate could, thereafter, offer such opportunity to other parties, including the Managers or investors, Other BAIA Clients, related parties, or third parties, and such parties may pursue the opportunity. However, it may also be the case that the Fund will benefit from the relationships of Other BAIA Clients and Blackstone, including relationships with the Managers, with respect to the availability of a particular investment opportunity.

Conflicts Involving Other BAIA Clients

Investment activities by the Adviser, including the establishment of Other BAIA Clients, may give rise to additional conflicts of interest, including, without limitation, conflicts of interests between the Fund and Other BAIA Clients. The Adviser may give advice to, or make decisions for, Other BAIA Clients, which may differ from advice given to, or decisions made for, the Fund. It is possible that the activities or strategies used for the Other BAIA Clients could conflict with the activities and strategies employed in managing the assets of the Fund and affect the availability of Managers with respect to the Fund. The Fund, for example, may make (or continue to hold) an investment at the same time that one or more of the Other BAIA Clients is disposing of the same or a similar investment. In addition, the Fund may make an investment after one or more Other BAIA Clients has established a position in the same or a similar investment. The fact that one or more Other BAIA Clients holds a position in the same company or financial instrument as the Fund may impact the Fund’s ability to make or dispose of investments with regard to its position.

The Fund may invest alongside Other BAIA Clients in investments that are suitable for the Fund and such Other BAIA Clients. To the extent the Fund holds investments also held by Other BAIA Clients, conflicts of interest may arise between the Fund and such Other BAIA Client with respect to disposing of investments and exercising other rights. The Adviser may be required to take an action it believes would be beneficial to the Fund that may be adverse to an Other BAIA Client, or an action it believes would be beneficial to such Other BAIA Client that may be adverse to the Fund. The Fund and/or such Other BAIA Clients may also dispose of any such shared investment at different times and on different terms.

Middle- and Back-Office Services

BAAM, an affiliate of the Adviser, owns a non-controlling, minority equity interest in Arcesium LLC (“Arcesium”) and the President of the Fund, who is also the Chief Operating Officer of BAAM and the Adviser, serves on the board of Arcesium. The parent company of a Sub-Adviser to the Fund owns a controlling, majority interest in Arcesium. Arcesium provides certain middle- and back-office services and technology to the Adviser and certain Sub-Advisers. The Adviser utilizes technology offered by Arcesium to provide services to the Fund and the Fund will pay the fees for the services that it receives. Arcesium could also provide services and technology to one or more Investment Funds, in which case the Fund would also pay indirectly (through the fees charged to it by the Investment Funds), the fees for these services. The services and technology provided by Arcesium support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, related recordkeeping, and other services and technology as agreed with Arcesium. BAAM has in the past and may in the future recommend Arcesium’s services to certain Sub-Advisers, and certain Sub-Advisers from time to time have hired, and may in the future hire, Arcesium. Neither BAAM nor the Adviser will require any Sub-Advisers to hire Arcesium as a condition to hiring them or investing in an Investment Fund nor will the Adviser favor Sub-Advisers who use Arcesium over Sub-Advisers who use other qualified middle- and back-office services providers when hiring Sub-Advisers for the Fund’s portfolio.

In return for its services, Arcesium receives a one-time upfront implementation fee, an annual software use and service fee, and a periodic operations services fee (based on net asset value) (such fees, in the aggregate, the “Arcesium Fees”). The Arcesium Fees paid by the Fund (the “Fund’s Arcesium Fees”) have been negotiated at arm’s-length and the Adviser believes them to be reasonable in relation to the services provided and consistent with prevailing charges from third-party providers of the same or substantially similar services, to the extent any exist. Because the Fund’s Arcesium Fees are based, in part, on the net asset value of the Fund, which is generally determined by the Administrator under the supervision of the Adviser, there are conflicts with respect to calculation of the fees. Notwithstanding any practice described herein, the Adviser does not intend to engage in any ongoing benchmarking or market check to determine whether the Fund’s Arcesium Fees are consistent with market rates, as certain services being provided by Arcesium are bespoke and customized services and the Adviser is not aware of any direct competitors to Arcesium that provide the same services. Accordingly, there can be no assurance that an unaffiliated third-party would not charge a lower fee. Additional information regarding the Arcesium Fees is available from the Adviser upon request.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM may receive cash distributions from Arcesium from time to time. In accordance with applicable law, these cash distributions received by BAAM from Arcesium will be applied first to reimburse the Arcesium Fees paid by funds managed by the Blackstone Hedge Fund Solutions Group that are clients of Arcesium (the “HFS Arcesium Clients”) for the amount of Arcesium Fees paid by such entities to Arcesium. The allocation of such reimbursements as among the Fund and other HFS Arcesium Clients will require judgments as to methodology that the Adviser, BAAM, and their affiliates make in good faith but in their sole discretion. Further, any reimbursement to the Fund for Arcesium Fees will be limited to the amount of any such cash distributions from Arcesium; however there can be no assurance that BAAM will receive any such distributions and therefore that any such reimbursements shall be made to the Fund. In addition, in the event that cash distributions received by BAAM from Arcesium exceed the Arcesium Fees paid by the HFS Arcesium Clients, any excess amounts will be retained by BAAM. Further, if Arcesium is sold to a third-party, BAAM would not be expected to receive any such cash distributions thereafter. As additional BAAM Clients engage Arcesium and pay Arcesium Fees in the future, the reimbursement described above will apply to such BAAM Clients as well. Cash distributions from Arcesium will not be applied to reimburse Investment Funds, however, even though Arcesium Fees borne by such Investment Funds are therefore borne indirectly by the Fund to the extent of its ownership in such Investment Fund. Further, any reimbursement to the Fund for Arcesium Fees will be limited to the amount of any such cash distributions from Arcesium.

In addition, BAAM has a further incentive to engage Arcesium to provide services to the Fund and other BAAM clients, as such engagement provides consistency in such services across the platform, increased scalability to support future growth across its business, and improved data centralization and accessibility, each of which also benefits BAAM.

Consultants

The Fund may bear the fees, costs or expenses of certain services provided by consultants. Consultants that provide services to the Fund and/or the Adviser may include, without limitation, industry personnel, advisors, consultants (including operating consultants and sourcing consultants), operating executives, subject matter experts or other individuals or entities acting in a similar capacity. Such services may relate to, among other things, accounting, operations, back-office functions, marketing, due diligence or analysis of industry, geopolitical or other operational issues, and operational improvement initiatives relating to the Fund, the Adviser and/or their respective affiliates or investments. Arrangements for the provision of these services by consultants are negotiated by Blackstone on terms deemed adequate by Blackstone. Such arrangements may be exclusive or non-exclusive, temporary or long-term. Certain consultants may be exclusive to Blackstone or the Fund, but will not be employees of Blackstone.

The Fund may pay, or otherwise bear, a consultant’s fees, costs and/or expenses incurred in connection with their engagement of such consultants, as well as any other operating expenses associated with such engagement (including certain overhead expenses). Any fees, compensation or reimbursements received by consultants (including from the Fund) will not reduce management fees paid by the Fund and will be retained by, and be for the benefit of, the consultant or any of their respective affiliates or employees.

While the expertise or responsibilities of a consultant may be the same or similar to those of a full-time Blackstone employee, the fees, costs, expenses and/or other compensation described above may nonetheless be borne by the Fund (and not by Blackstone, which would be the case if such consultant were employed by Blackstone). Any engagement of the services of consultants by the Fund (or by the Adviser for the benefit of the Fund) will not require the notice to or approval of any shareholder or any other independent party.

Allocation of Expenses

From time to time, the Adviser will be required to decide whether costs and expenses are to be borne by the Fund, on the one hand, or the Adviser, a Sub-Adviser, or the Administrator, on the other, and/or whether certain costs and expenses should be allocated between or among the Fund and other parties. The Adviser will make all such allocation judgments in its fair and reasonable discretion consistent with the Fund’s expense allocation procedures, notwithstanding its interest in the outcome, and will make corrective allocations should it determine, based on periodic reviews, that such corrections are necessary or advisable. There can be no assurance that a different manner of allocation would not result in the Fund bearing less (or more) expenses.

Restrictions Arising under the Securities Laws

Blackstone’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such Investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund.

The 1940 Act limits the Fund’s ability to undertake certain transactions with or alongside its affiliates. As a result of these restrictions, the Fund is generally prohibited from executing “joint” transactions with the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, other Blackstone clients. These limitations limit the scope of investment opportunities that would otherwise be available to the Fund.

Capital Introduction Events

From time to time, Blackstone personnel speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the Fund or have a relationship with the Adviser and/or Blackstone. Through such “capital introduction” events, prospective investors in the Fund have the opportunity to meet with the Adviser or its affiliates. Neither the Adviser nor the Fund compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, these events and other services (including, without limitation, capital introduction services) could influence Blackstone and the Adviser in deciding whether to do business with or employ the services of the investment firms consistent with their obligations to the Fund.

Investment banks or other financial institutions, as well as Blackstone employees, are also permitted to be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. The Adviser has procedures in place designed to prevent the inappropriate use of such information by the Fund.

Transactions Between the Fund and Its Affiliates

The Adviser, to the extent permitted by applicable law, including the 1940 Act, could cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales, or exchanges generally will be effected at the current market price of the investment and will be subject to the approval of the Adviser’s Chief Compliance Officer (among others).

Limitations on Transactions with Affiliates Risk

The 1940 Act limits the Fund’s ability to enter into certain transactions with affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by Blackstone, Blackstone Credit or any of their respective affiliates. However, the Fund may under certain circumstances purchase such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company. The ability of the Adviser to recommend actions in the best interest of the Fund might be impaired under certain conditions, including, but not limited to, in insolvency or near-insolvency situations. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us. Although the Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, it may only do so in accordance with certain terms and conditions that limit the types of transactions the Fund may engage in.

Co-Investment Opportunities

As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Fund may co-invest with other clients (including co-investment or other vehicles in which Blackstone or its personnel invest and that co-invest with such other clients) in investments that are suitable for the Fund and one or more other clients. Even if the Fund and any such other clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise. The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Service Providers, Vendors and Other Counterparties Generally

Certain service providers to the Fund, the Adviser or Sub-Advisers provide goods or services to, and/or have other relationships with (including being affiliates of), Blackstone or certain Managers. Service providers may be investors in the Fund and/or other affiliates of Blackstone. They could also be sources of financing and investment opportunities for, co-investors with, commercial counterparties of, or entities in which, Blackstone and/or other Blackstone clients or Sub-Advisers have an investment (directly or indirectly). As such, payments by the Fund, the Adviser, Sub-Advisers and their respective affiliates to service providers could indirectly benefit Blackstone, the other Blackstone clients, Sub-Advisers, and/or their respective portfolio investments and affiliates. Also, service providers could have other commercial or personal relationships with Blackstone, other Blackstone clients, Sub-Advisers, and/or their respective investment vehicles, portfolio companies and affiliates.

Although Blackstone selects service providers it believes are most appropriate in the circumstances based on its knowledge of service providers (which knowledge is generally greater in the case of service providers that are affiliates of, or that have other relationships with, Blackstone), the relationships service providers have with Blackstone could influence Blackstone in deciding whether to select or recommend a service provider to perform services for the Fund, the cost of which could, subject to applicable law and contractual restrictions or limitations, if any, be borne directly or indirectly by the Fund.

Such affiliated service providers or other service providers with which Blackstone has a relationship will receive fees, other compensation, or reimbursement for costs or expenses in connection with providing services to the Fund, other Blackstone clients, or their portfolio companies or investments. Such fees, other compensation, or reimbursements paid to, or any value created in, service providers do not offset or reduce the management fee payable by the Fund and are not otherwise shared with the Fund, except as otherwise disclosed.

The conflicts described above apply in substantially the same manner and extent to service providers that are owned or controlled by Blackstone directly, as opposed to being owned or controlled by a Blackstone-managed investment vehicle, and the Fund may, directly or indirectly, engage such service providers. See, for example, “Middle- and Back-Office Services” above. These service providers also may enter into transactions with other counterparties of the Fund, as well as other service providers, vendors and investors. Blackstone could benefit from these transactions and activities through current income and creation of enterprise value in these businesses. Any fees, other compensation or reimbursements paid to, or any value created in such service providers do not offset or reduce any management fee payable by the Fund and generally are not otherwise shared with the Fund. Furthermore, Blackstone, other Blackstone clients, and their respective affiliates and related parties may use the services of these Blackstone affiliates, including at different rates. Although Blackstone believes the services provided by its affiliates are equal to or better than those of third parties, Blackstone directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest.

CODES OF ETHICS

The Fund, the Adviser, the Sub-Advisers, and Blackstone Securities Partners L.P. have each adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

BAMSF

As of June 30, 2023, the following entities owned beneficially or of record 5% or more of the Class I shares of BAMSF:

•	Morgan Stanley Smith Barney, LLC, located at 2000 Westchester Avenue, Purchase, NY 10577, held of record approximately 42% of the outstanding shares of Class I.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 17% of the outstanding shares of Class I.

•	Charles Schwab & Co., Inc., located at 3000 Schwab Way, Westlake, TX 76262, held of record approximately 10% of the outstanding shares of Class I.

•	American Enterprise Investment Services, Inc, located at 903 3rd Avenue South, Minneapolis, MN 55402, held of record approximately 8% of the outstanding shares of Class I.

•

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC, located at 300 Executive Drive, Suite 1, Edgewood, NY, 11717, held of record approximately 5% of the outstanding shares of Class I.

As of June 30, 2023, the following entities owned beneficially or of record 5% or more of the Class D shares of BAMSF:

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 31% of the outstanding shares of Class D.

•	Charles Schwab & Co., Inc., located at 3000 Schwab Way, Westlake, TX 76262, held of record approximately 18% of the outstanding shares of Class D.

•	TD Ameritrade Inc., located at 200 South 108th Avenue, Omaha, NE 68154, held of record, approximately 14% of the outstanding shares of Class D.

•	UBS Financial Services Inc., located at 1200 Harbor Boulevard, Weehawken, NJ, 07086, held of record approximately 13% of the outstanding shares of Class D.

•	National Financial Services LLC, located at 25 Summer Street, Boston, MA 02210, held of record approximately 12% of the outstanding shares of Class D.

As of June 30, 2023, the following entities owned beneficially or of record 5% or more of the Class Y shares of BAMSF:

•	J.P. Morgan Securities LLC, located at 383 Madison Avenue, New York, NY 10179, held of record approximately 93% of the outstanding shares of Class Y.

Any shareholder that beneficially owns more than 25% of the outstanding shares of BAMSF may be presumed to “control” (as that term is defined in the 1940 Act) BAMSF. As of June 30, 2023, no shareholder held 25% of the outstanding shares of the BAMSF. Shareholders controlling BAMSF could have the ability to vote a majority of the shares of BAMSF on any matter requiring approval of the shareholders of BAMSF.

The Trustees and officers, as a group, owned less than 1% of the Fund’s shares as of June 30, 2023.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

As detailed in the Prospectus, Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Adviser”) is the investment adviser of the Fund and as such, has responsibility for the management of the Fund’s affairs, under the supervision of the Board of Trustees. The Adviser, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, was founded in 2012 and is an affiliate of BAAM and an indirect wholly-owned subsidiary of Blackstone, a publicly traded corporation that has shares that trade on the New York Stock Exchange under the symbol “BX.” Blackstone was founded in 1985 and is one of the world’s largest alternative investment and advisory firms.

The Adviser determines the allocations of the Fund’s assets and is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. Subject to the control of the Trustees, the Adviser also manages, supervises, and conducts certain other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees who are affiliated with the Adviser.

The Fund pays the Adviser a management fee (the “Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the Subsidiaries. The Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and the Subsidiaries up to $2.5 billion, the Management Fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the Management Fee is calculated at a rate of 1.80%. For BAMSF’s fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, BAMSF and its Subsidiaries paid the Adviser total investment advisory fees of $89,397,492, $97,489,661 and $104,842,669 (gross of any fee waivers and/or expense reimbursements), respectively.

The Adviser voluntarily has agreed to waive its fees and/or reimburse expenses of the Fund to the extent necessary to limit certain of the Fund’s expenses, together with the Management Fee, to an amount not to exceed the following annual rates: 2.40% annualized (for Class D, Class I, and Class Y Shares) and 2.55% annualized (for Class R Shares). The Fund has agreed to repay any waived fees or reimbursed expenses within the three-year period after the Adviser’s waiver or reimbursement, when and if requested by the Adviser, but only to the extent that repayment would not cause these expenses and management fees to exceed 2.40% annualized (for Class D, Class I, and Class Y Shares) and 2.55% annualized (for Class R Shares). These waiver/reimbursement and recoupment arrangements cannot be terminated before August 31, 2025 without the consent of the Fund’s Board of Trustees. The maximum percentage limitations set forth above are based on all expenses of the Fund with the exception of (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser) (together, the “Excluded Expenses”).

The Fund’s investment management agreement will continue in effect as to the Fund initially for two years and from year to year thereafter if such continuance is specifically approved at least annually by (a) the Board of Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Trustees who are not interested persons of the Fund or the Adviser, cast in person (or otherwise as permitted by applicable law) at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated without penalty at any time on sixty days’ written notice, by vote of a majority of the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund. The investment management agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act, or by the Adviser upon sixty days’ written notice to the Fund.

The Sub-Advisers

•

Aperture Investors, LLC (“Aperture”). The principal owners of Aperture are Peter Kraus and Generali Alpha Corp, which is indirectly owned by Assicurazioni Generali S.p.A., Generali France SA, and Generali Deutschland AG.

•	Bayforest Capital Limited (“Bayforest”). The principal owner of Bayforest is Dr. Theodoros Tsagaris.

•	Bayview Asset Management, LLC (“Bayview”). The principal beneficial owner of Bayview is David Ertel, through his beneficial ownership interest in Bayview Asset Management Holdings, LLC.

•

Blackstone Liquid Credit Strategies LLC (“BX LCS”). BX LCS is an indirect wholly-owned subsidiary of Blackstone, a publicly traded corporation that has shares that trade on the New York Stock Exchange under the symbol “BX”. BX LCS is treated as an affiliate of BAIA on the basis that it is under common control with BAIA.

•

Blackstone Real Estate Special Situations Advisors L.L.C. (“BRESSA”). BRESSA is an indirect wholly-owned subsidiary of Blackstone, a publicly traded corporation that has shares that trade on the New York Stock Exchange under the symbol “BX.” BRESSA is treated as an affiliate of BAIA on the basis that it is under common control with BAIA.

•	Caspian Capital LP (“Caspian”). The principal owners of Caspian are Adam S. Cohen and David N. Corleto.

•	Clear Sky Advisers, LLC (“Clear Sky”). The principal owners of Clear Sky are Shawn Singh and John Segrich.

•

D. E. Shaw Investment Management, L.L.C. (“DESIM”). DESIM is a wholly owned subsidiary of D. E. Shaw & Co., L.P. (“DESCO LP”). D. E. Shaw & Co., Inc. (“DESCO Inc.”) is the general partner of DESCO LP. Dr. David E. Shaw is the president and sole shareholder of DESCO Inc.

•	Endeavour Capital Advisors Inc. (“Endeavour”). The principal owners of Endeavour are Laurence M. Austin and Mitchell J. Katz.

•	Fir Tree Capital Management LP (“Fir Tree”). The principal owners of Fir Tree are David Sultan and Clinton Biondo.

•	Fort Baker Capital Management (“Fort Baker”). The principal owners of Fort Baker are Steve Pigott, John Frank and Shaun Sparkman.

•	Jasper Capital Hong Kong Limited (“Jasper”). The principal owner of Jasper is Dr. Yiping Wang.

•

Magnetar Asset Management LLC (“Magnetar”). The principal owner of Magnetar Asset Management LLC is Magnetar Capital Partners LP, the principal owners of which are Dave Snyderman, Alec Litowitz and Ross Laser. Blackstone Strategic Capital Holdings, LP (“BSCH”) also holds a minority interest in Magnetar Capital Partners LP. BSCH is managed by Blackstone Strategic Capital Advisors LLC, an affiliate of BAIA.

•

Mariner Investment Group, LLC (“Mariner”). Mariner is currently wholly-owned by MIG Holdings, LLC, which is 100% owned by certain Mariner employees, their family members, and trusts set up by such persons.

•	Melqart Asset Management (UK) Limited (“Melqart”). The principal owner of Melqart is Michel Massoud.

•	Merritt Point Partners LLC (“Merritt Point”). The principal owner of Merritt Point is Jeffrey Baird.

•	Mesarete Capital LLP (“Mesarete”). The principal owners of Mesarete are Hakan Sofuoglu and Robert Newman.

•	Nephila Capital Ltd. (“Nephila”). The principal owner of Nephila Capital Ltd. is Nephila Holdings Ltd, which is wholly-owned by Markel Corporation.

•	North Reef Capital Management LP (“North Reef”). The principal owner of North Reef is James Hanna.

•	Sage Rock Capital Management LP (“Sage Rock”). The principal owner of Sage Rock is TX3 Sage Rock IM, LP., the principal owners of which are Atul Khanna and Raffiq Nathoo.

•

Seiga Asset Management Limited (“Seiga”). The principal owner of Seiga is Seiga Asset Management (Cayman) Limited, which is wholly-owned by Keita Arisawa. Blackstone Strategic Alliance Master Fund XXI L.P., and its general partner, Blackstone Strategic Alliance Associates III L.L.C., an affiliate of BAIA, have a revenue share arrangement with Seiga and Seiga Asset Management (Cayman) Limited and will receive a portion of the revenue related to the Fund’s investment with Seiga. Neither BAIA nor any of its affiliates controls Seiga or Seiga Asset Management (Cayman) Limited.

•	Seven Grand Managers, LLC (“Seven Grand”). The principal owners of Seven Grand are Chris Fahy and Jeffrey Ziglar.

•	Trailstone Commodity Trading US, LLC (“Trailstone”). The principal owner of Trailstone is Trailstone L.P., which is indirectly owned by Riverstone Global Energy & Power Fund V L.P.

•	Two Sigma Advisers, LP (“Two Sigma”). Trusts established by John A. Overdeck and David M. Siegel are the principal owners of Two Sigma.

•	Waterfall Asset Management, LLC (“Waterfall”). The principal owners of Waterfall are Thomas Capasse and Jack Ross.

As compensation for providing services to the Fund, the Adviser (not the Fund) pays each Sub-Adviser either a fee based on a negotiated rate applied to the Allocated Portion (an asset-based fee) or a fee based on an annual percentage of the average daily net assets of the Sub-Adviser’s Allocated Portion that increases or decreases proportionately with the investment performance of its Allocated Portion in relation to the investment record of an appropriate securities index in accordance with Section 205(b)(2) of the Investment Advisers Act of 1940 and an exemptive order the Fund received from the SEC on August 25, 2020 (a “fulcrum fee”).

For BAMSF’s fiscal year ended March 31, 2023, the Adviser paid, with respect to the Fund, $38,443,867 in sub-advisory fees to non-affiliated Sub-Advisers, which amounted to 0.81% of the Fund’s average net assets. The Adviser also paid, with respect to the Fund, $2,690,483 in sub-advisory fees to BRESSA and BX LCS, each a wholly-owned subsidiary of Blackstone and an affiliate of BAIA, during the year ended March 31, 2023, which amounted to 0.06% of the Fund’s average daily net assets.

For BAMSF’s fiscal year ended March 31, 2022, the Adviser paid, with respect to the Fund, $36,632,436 in sub-advisory fees to non-affiliated Sub-Advisers, which amounted to 0.70% of the Fund’s average net assets. The Adviser also paid, with respect to the Fund, $2,448,445 in sub-advisory fees to BRESSA and BX LCS, each a wholly-owned subsidiary of Blackstone and an affiliate of BAIA, during the year ended March 31, 2022, which amounted to 0.05% of the Fund’s average daily net assets.

For BAMSF’s fiscal year ended March 31, 2021, the Adviser paid, with respect to the Fund, $37,395,848 in sub-advisory fees to non-affiliated Sub-Advisers, which amounted to 0.67% of the Fund’s average net assets. The Adviser also paid, with respect to the Fund, $2,766,131 in sub-advisory fees to BRESSA and BX LCS, each a wholly-owned subsidiary of Blackstone and an affiliate of BAIA, during the year ended March 31, 2021, which amounted to 0.03% of the Fund’s average daily net assets.

Additional information about each Sub-Adviser is available on the Investment Adviser Public Disclosure website (http://www.adviserinfo.sec.gov).

The Distributor

Blackstone Securities Partners L.P. (the “Distributor”), located at 345 Park Avenue, New York, NY 10154, an affiliate of the Adviser, acts as the distributor and principal underwriter of the shares of the Fund. The Distributor will offer shares of the Fund for sale on a continuous basis and will use all reasonable efforts in connection with distribution of shares of the Fund. The Distributor did not retain any underwriting commissions during the last three fiscal years ended March 31, 2021, 2022, and 2023.

The following table presents compensation information about the Distributor for the Fund’s fiscal year ended March 31, 2023.

Fund	Distributor	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
BAMSF	Blackstone Securities Partners L.P.	None	None	None	None

The Distributor may enter into agreements with intermediaries to provide administrative, sub-transfer agency, and other shareholder services to shareholders. To the extent permitted by applicable law (including the 1940 Act), the fees associated with such services may be charged to the Fund.

BAMSF has adopted an Amended and Restated Distribution and Service Plan (the “Distribution and Service Plan”) under Rule 12b-1 that allows BAMSF to pay distribution and other fees for the sale of its Class D Shares and for services provided to shareholders of Class D Shares. Pursuant to the Distribution and Service Plan, Class D Shares bear distribution and/or service fees at an annual rate of 0.25% of the average net assets of BAMSF attributable to Class D Shares. Payments of the distribution and/or service fee are used to compensate the Distributor for any distribution and sales and support services provided in connection with the offering and sale of Class D Shares and for personal services and/or the maintenance of shareholder accounts services provided to shareholders of Class D Shares. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. Payments of the distribution and/or service fee may be made without regard to expenses actually incurred. The fees paid under the Distribution and Service Plan are not used to finance the distribution or servicing of any class of shares of BAMSF other than Class D Shares. Other than the Distributor, no interested person of BAMSF or Independent Trustee of the Trust has a direct or indirect financial interest in the operation of the Distribution and Service Plan or related agreements. During the fiscal year ended March 31, 2023, BAMSF paid $55,148 in fees pursuant to the Distribution and Service Plan.

BAIA and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to BAMSF, to certain intermediaries in connection with the sale and/or distribution of shares of BAMSF or the retention and/or servicing of investor accounts. This compensation would be in addition to any compensation paid by BAMSF through the Distribution and Service Plan or for administrative, sub-transfer agency, networking, recordkeeping, and/or other shareholder support services, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The level of such payments may be substantial and may be different for different intermediaries. These payments may create incentives on the part of an intermediary to view BAMSF favorably compared with other funds that do not make these payments, or that make smaller payments. As of the date of this SAI, the following intermediaries are receiving such payments:

Charles Schwab & Co., Inc.	PNC Investments LLC
Ladenburg Thalmann Advisor Network LLC	Raymond James & Associates, Inc.
Merrill Lynch, Pierce & Smith Incorporated	Raymond James Financial Services, Inc.
Morgan Stanley Smith Barney LLC	UBS Financial Services Inc.
National Financial Services, LLC

The level of payments do not exceed 0.10% of the average daily net assets of the shares of BAMSF held by investors for as long as such shares are held by those investors through accounts at each respective intermediary or its affiliates and the intermediary continues to provide the investor servicing activities.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the administrator to the Fund pursuant to an Administration Agreement between the Trust, on behalf of the Fund, and State Street (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street provides or provided certain administrative services to the Fund and furnishes at its own expense the personnel necessary to perform its obligations under the Administration Agreement. State Street is not required to pay the compensation of any employee of the Fund retained by the Board of Trustees to perform services on behalf of the Fund. For BAMSF’s fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, BAMSF paid State Street fees of $5,382,909, $7,068,377 and $4,556,715, respectively, for its services as the administrator of BAMSF.

Transfer Agent

State Street, located at One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the transfer agent to the Fund pursuant to a Transfer Agency and Service Agreement between the Trust, on behalf of the Fund, and State Street.

Custodian

State Street, located at One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the custodian of the Fund’s assets and provides certain accounting and valuation services to the Fund pursuant to a Master Custodian Agreement between the Fund and the Custodian.

U.S. Bank National Association (“U.S. Bank”), located at 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for certain of the Fund’s securities, commodities, cash, and other property pursuant to a Custody Agreement between the Fund and U.S. Bank.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is Deloitte & Touche LLP, located at 30 Rockefeller Plaza, New York, NY 10112. Deloitte & Touche LLP, and its affiliates, conducts an annual audit of the Fund’s financial statements and provides other audit, tax, and related services.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Fund.

Securities Lending

The Board of Trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, the Fund has retained State Street to serve as the securities lending agent.

For the fiscal year ended March 31, 2023, the income earned by the Fund as well as the fees and/or compensation paid by the Fund (in dollars) pursuant to the Securities Lending Authorization Agreement between the Trust on behalf of the Fund and certain Subsidiaries, and State Street were as follows:

	Fees and/or compensation paid by the Fund for securities lending activities and related services
Gross income earned by the Fund from securities lending activities[1]	Fees paid to State Street from a revenue split[2]	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split[3]	Administrative fees not included in a revenue split[4]	Indemnification fee not included in a revenue split[5]	Rebate (paid to borrower)[6]	Other fees not included in a revenue split, if applicable, including a description of those other fees– if any, add description[7]	Aggregate fees/ compensation paid by the Fund for securities lending activities[8]	Net income from securities lending activities[9]
$0	$0	$0	$0	$0	$0	$0	$0	$0

[1]

Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.

[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.

[3]

Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split is calculated as follows: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio. This amount only contains management fees for collateral vehicles managed internally at State Street, externally managed collateral vehicles are reported with a management fee of $0.

[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with the Fund’s participation in securities lending activities.

[5]

Indemnification fee not included in revenue split is the fee for indemnifying the Fund for their participation in securities lending activities. There is currently no fee associated with indemnification.

[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

[7]	Other fees not included in revenue split (specify) are other fees that have not otherwise been captured.

[8]	Aggregate fees/compensation for securities lending activities represents the sum of items 2 through 7.

[9]	Net income from securities lending activities is the Fund’s income as a result of lending activities.

For the fiscal year ended March 31, 2023, State Street, acting as agent of the Fund, agreed to provide the following services to the Fund in connection with the Fund’s securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding or arranging for a third-party to hold collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Fund; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Fund from borrowers; (vii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Fund’s Securities Lending Authorization Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) entering into “fee for hold” arrangements; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated proxy voting authority relating to portfolio holdings of the Fund with respect to assets allocated to a Sub-Adviser that carry voting rights, to the Sub-Adviser (a “Voting Sub-Adviser”), to be exercised in accordance with the proxy voting policies adopted by the Voting Sub-Adviser (“Voting Sub-Adviser Proxy Voting Guidelines”). The Adviser generally does not have authority to exercise voting power with respect to the Fund’s portfolio holdings allocated to Voting Sub-Advisers. Voting Sub-Advisers may adopt their own proxy voting policies and procedures, the policies and procedures of an independent third-party proxy advisory service, or the Fund Proxy Voting Guidelines (as defined below) as their Voting Sub-Adviser Proxy Voting Guidelines.

For any assets that carry voting rights not allocated to a Voting Sub-Adviser, the Board of Trustees has delegated proxy voting authority to the Adviser. The Adviser has hired Institutional Shareholder Services Inc. to provide research and recommendations in accordance with the proxy voting policies adopted by the Fund from time to time (the “Fund Proxy Voting Guidelines”).

Copies or summaries of the Fund’s Proxy Voting Policy and Procedures, the Fund Proxy Voting Guidelines, and each Voting Sub-Adviser’s proxy voting policy are attached as Appendix A to this SAI.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling toll free 1-855-890-7725, and (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available on or about the following August 31.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Adviser

The Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Fund to seek to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Fund, as applicable, and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Distributor) and to take into account the sale of shares of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

Investment Funds

Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include active trading as well as long-term investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the portfolio managers. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Fund would consider. Investment Funds may not be subject to the same regulatory restrictions as the Fund on principal and agency transactions. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. Investment Funds may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the portfolio manager or its affiliates rather than the Investment Fund.

Sub-Advisers

The Sub-Advisory Agreements provide that each Sub-Adviser places orders for the purchase and sale of securities that are held in the Fund or a Subsidiary’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser to seek best price and execution. Each Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund or Subsidiary, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Sub-Adviser is authorized by the Board of Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Exchange Act), provided by the broker. Each Sub-Adviser is also authorized, consistent with applicable law, to cause the Fund or Subsidiary to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Sub- Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Fund and Subsidiaries may purchase and sell portfolio securities through brokers who provide the Sub-Adviser with brokerage and research services.

Under Markets in Financial Instruments Directive II (“MiFID II”), Sub-Advisers in the E.U. are not able to use soft dollars to pay for research from brokers. Sub-Advisers in the E.U. are required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. MiFID II restricts Sub-Advisers located in the E.U. from causing the Fund to pay a commission to a broker who provides brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction.

The fees of each Sub-Adviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Sub-Adviser does not provide any services to the Fund or Subsidiary except portfolio investment management and related record-keeping services. The Adviser may request that a Sub-Adviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

The research services provided by brokers through which a Sub-Adviser executes transactions on behalf of the Fund may be used by a Sub-Adviser in servicing all of its accounts and not all of these services may be used by the Sub-Adviser in connection with the Fund. It is possible that certain of the services received by a Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

Information about the brokerage commissions paid by the Fund for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021 is set forth in the following table:

Fiscal Year	Aggregate Brokerage Commissions Paid
2023	$6,340,098
2022	$5,491,304
2021	$4,471,689

The Fund did not pay commissions to any affiliated brokers during the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

The following table shows the dollar amount paid in brokerage commissions to brokerage firms directed by the Fund’s Sub-Advisers to effect transactions for the Fund where the Sub-Adviser has an arrangement in place to receive research services from the brokerage firm partially in exchange for brokerage commissions, and the approximate dollar amount of the transactions involved, for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021.

Fiscal Year	Aggregate Brokerage Commissions Paid	Amount of Brokerage Transactions Involved
2023	$1,107,086	$4,333,829,537
2022	$3,092,630	$26,268,532,998
2021	$4,447,321	$28,667,364,054

The value of the Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents, as of March 31, 2023, if any portion of such holdings were purchased during the fiscal year ended March 31, 2023, are as follows:

Regular Broker-Dealer	Aggregate Holdings
Citigroup	$4,396,313
Credit Suisse	$100,725
Goldman Sachs & Co.	$722,259
State Street	$42,992

PORTFOLIO TURNOVER

A change in the securities held by the fund is known as “portfolio turnover” and generally involves some expense to the Fund. The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities, which must be borne directly by the Fund. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the Fund’s investment policies, under certain market conditions the Fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). For the fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 846% of the average value of its portfolio (182% of the average value of its portfolio had mortgage TBA roll transactions been excluded). For the fiscal year ended March 31, 2022, the Fund’s portfolio turnover rate was 193% of the average value of its portfolio. The increase in the portfolio turnover rate compared to the prior fiscal year is due to new investments in mortgage dollar rolls and participating in mortgage TBA transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

The Fund’s Board of Trustees has adopted policies and procedures developed by the Adviser with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities.

Portfolio Holdings Information

For the purpose of this policy, portfolio holdings information includes position descriptions, issuer names, CUSIPs, ticker symbols, and other information sufficient to identify a specific portfolio holding of the Fund.

The Fund’s sector, strategy and geographic weightings, yield, performance attribution (e.g., analysis of the strategies or sectors that contributed to the Fund’s performance), and other summary and statistical information that does not include identification of specific portfolio holdings is not portfolio holdings information and may be disclosed provided that (i) the nature of the information disclosed is not such as would permit the recipient to infer or derive information about a portfolio or specific portfolio holding that could be used to the detriment of such portfolio, and (ii) such disclosure is otherwise in accordance with the general principles in this policy.

Conflicts of Interest

The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders. As a consequence, any conflicts of interest between the interests of the Fund’s shareholders and those of the Adviser, the Distributor, or their affiliates in connection with the disclosure of portfolio holdings information should be addressed in a manner that places the interests of Fund shareholders first.

None of the Fund, the Adviser, the Distributor, or any of their affiliates may receive compensation or any other consideration in connection with the disclosure of a Fund’s portfolio holdings.

Procedures

Publicly-Available Information

In connection with the Fund’s Form N-PORT filings, the Fund’s complete list of portfolio holdings as of the last day of each fiscal quarter is made publicly available within 60 days after the end of the quarter. The Fund’s portfolio holdings information is also made publicly available in the shareholder reports filed with the SEC on a semi-annual and annual basis on Form N-CSR.

In addition, the Fund may make its portfolio holdings information publicly available on the Adviser’s website in such scope and form and with such frequency as the Adviser may reasonably determine. The Fund and/or the Adviser may disclose portfolio holdings information that is publicly available.

Limited Release of Non-Public Information

The Fund may not distribute non-public portfolio holdings information unless it has a legitimate purpose for doing so. The release of non-public portfolio holdings information must be subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing with an unauthorized recipient or trading upon the information provided. Non-public portfolio holdings information may be disclosed to the following persons:

a.	Adviser Personnel. Portfolio holdings information is available to Fund-affiliated Adviser personnel involved in the management, administration, or operations of the Fund.

b.

Fiduciary to all Shareholders. Portfolio holdings information (and related risk/performance analyses) may be disclosed to an appropriate fiduciary who is determined by the Fund’s Chief Compliance Officer (“CCO”), or designee, to be acting on behalf of all shareholders.

c.	Trustees, Counsel, and Auditors. Portfolio holdings information may be released to a Fund’s trustees, legal counsel, counsel to its independent trustees, and its independent public accounting firm.

d.

Service Providers. Portfolio holdings information may be provided to entities that provide services to a Fund in connection with its management, administration, or operations, including, but not limited to, the Sub-Advisers, custodian, administrator, fund accounting agent, pricing vendors, proxy voting agent, liquidity classification vendor, and rating agencies.

e.

Sell-Side Brokers. A list of securities (that may include Fund holdings together with other securities) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

f.	Transaction Counterparties. A trade in process may be discussed with counterparties, potential counterparties, and others involved in the transaction (i.e., brokers and custodians).

g.

Regulatory Authorities. The Fund’s portfolio holdings may be released on an as-needed basis in required regulatory filings, to governmental agencies and authorities, or otherwise as required by applicable law.

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis for a legitimate business purpose to a custodian, sub-custodian, administrator, fund accounting agent, proxy voting agent, rating agency, or other vendor, service provider, or other party that is subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing non-public information with unauthorized recipients or sources and trading upon the information provided.

The approval of the Fund’s CCO, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information.

The Adviser has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Type of Service Provider	Frequency	Delay Before Dissemination
Fund’s Transfer Agent	Daily	None

Fund’s Custodian	Daily	None

Fund’s Administrator	Daily	None

Fund’s Securities Lending Agent	Daily	None

Fund’s Auditor	During annual audit	None

Financial Reporting Service Providers—e.g., PricewaterhouseCoopers LLP and Citco Fund Services (Malvern) Inc.	Periodically	None

Independent rating agencies—e.g., Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch	Upon Request	None

Pricing Vendors—e.g., Markit, JP Morgan Pricing Direct, Super Derivatives, Reuters, ICE Liquidity Indicators, BAML Price Serve, Bloomberg, State Street	Daily access to relevant information	None

Risk Management Vendors—e.g., ICE Liquidity Indicators, Bloomberg Finance	Daily access to relevant information	None

Arcesium LLC for the Fund’s and certain Sub-Adviser’s middle- and back-office services and technology	Daily	None

Fund’s Sub-Advisers’ Administrators and licensed affiliates, if applicable	Daily access to relevant information	None

Type of Service Provider	Frequency	Delay Before Dissemination

Institutional Shareholder Services Inc. for proxy voting guidance and filing of class action settlements	Daily	None

Fund’s Legal Counsel	For regulatory filings, board meetings, and other relevant legal issues	None

Exceptions

Other disclosures of portfolio holdings information will be made only following a determination by the CCO, or designee, that (i) the disclosures are in or not opposed to the best interests of the Fund’s shareholders; (ii) the disclosures are for a legitimate business purpose; (iii) the recipient is subject to a duty of confidentiality; (iv) the disclosures are reasonable in light of any potential conflict of interest between the Adviser’s interests (or that of an affiliate) and those of the Fund’s shareholders; and (v) the disclosures are otherwise consistent with the purposes of this policy.

The CCO, or designee, will use reasonable efforts to monitor the recipient’s use of non-public portfolio holdings information pursuant to this policy by means that may include contractual provisions, notices reminding a recipient of its obligations, or other commercially reasonable means.

Board Reporting

The CCO reports to the Board of Trustees at least annually regarding any material exceptions to, or material breaches of, this policy.

DESCRIPTION OF SHARES

The Fund is currently the only series of the Trust. The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to authorize the Trust’s issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into different series and classes without shareholder approval. Each share represents an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another. Shares of each class may have such preferences and relative rights and privileges (including conversion rights, if any) as the Trustees may determine. The Fund currently offers four classes of shares: Class D Shares, Class I Shares, Class R Shares, and Class Y Shares. Additional series and classes may be added in the future. Shares have no preemptive rights and are non-assessable.

Each Class D Share, Class I Share, Class R Share, and Class Y Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of the Fund are borne at the same rate by each class of shares, except that fees under the Distribution and Service Plan are borne exclusively by Class D Shares, administration/shareholder servicing fees and expenses are borne at different rates by different share classes, and share class specific expenses are borne by each respective class. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS (as defined below). Each class of shares may have different minimum investment requirements and be entitled to different shareholder services.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective administration/shareholder servicing and Distribution and Service Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share of a class of shares may differ depending upon the class of shares purchased.

It is possible that an intermediary may offer different classes of shares (i.e., Class D, Class I, Class R, and Class Y Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, only for certain matters, as set forth in the Declaration of Trust. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or class of shares, except that (i) when required by the 1940 Act or when the Trustees determine that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class, and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes are entitled to vote thereon. Shares may be voted in person or by proxy.

Subject to the provisions of the 1940 Act, the Board of Trustees, in its sole discretion, may cause the Trust to redeem some or all of the shares of a shareholder at the net asset value of such shares under terms set by the Trustees. Except in limited circumstances, the Board of Trustees may, without any shareholder vote, amend or otherwise supplement the Declaration of Trust or authorize the Trust, or any series of the Trust, to merge, consolidate, or transfer all or a substantial portion of its assets. The Trust, any series of the Trust, or any class of any series, may be terminated at any time (i) by a vote of at least 66-2/3% of the shares of Trust or the relevant series or class, or (ii) by the Trustees upon written notice to the shareholders of the Trust or the relevant series or class.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides each shareholder and former shareholder with indemnification against losses arising from such liability.

The Trust’s Declaration of Trust provides that, subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the exclusive power to bring, permit or maintain any action, proceeding or claim on behalf of the Trust or any Fund. The Declaration of Trust further provides that shares of the Funds give shareholders only the rights provided in the Declaration of Trust or the by-laws of the Trust, as amended from time to time.

The Declaration of Trust also provides that the laws of The Commonwealth of Massachusetts shall govern the validity, interpretation, construction and effect of the Declaration of Trust and the operations of the Trust, including, absent a provision to the contrary therein, any contract between the Trust and any party relating to the provision of investment advisory, administrative or distribution services to the Trust. The Declaration of Trust further provides that, absent the consent of all parties, the sole and exclusive forum for: (i) any action or proceeding brought by or on behalf of the Trust or any Fund or shareholders against the Trust, any Fund, the Trust’s investment adviser, or the Trustees, officers or employees of the Trust; and (ii) any action arising under or to interpret, apply, enforce or determine the validity of the Declaration of Trust or any investment advisory agreement, among other types of enumerated claims, shall be the federal courts sitting within the Southern District of New York. The Declaration of Trust also provides that no shareholder shall have the right to bring or maintain any court action or other proceeding (including but not limited to any putative class action) asserting a derivative claim without first making written demand on the Trustees, and that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim shall be binding upon shareholders. The Declaration of Trust defines “derivative” and “direct” shareholder claims, and provide that a “direct” claim shall refer to: (i) a claim based upon alleged violations of a shareholder’s individual rights distinct from any harm to the Trust or a Fund or other individual shareholders, including a particular shareholder’s voting rights, rights to a dividend payment, rights to inspect books and records, or other similar rights personal to the shareholder and distinct from any harm to the Trust or a Fund or other individual shareholders; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholder is considered a “derivative” claim (and subject to the demand requirements) under the Declaration of Trust.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property if there is no shareholder initiated activity on an account for a period of time, generally at least three (3) to five (5) years. Many states have added “inactivity” or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property.

It is your responsibility to ensure that you maintain a correct address for your account, keep your account active in ways such as by contacting the Transfer Agent by mail or telephone or accessing your account through the Fund’s website at least every three years, and promptly cash all checks for dividends, capital gains and redemptions. The Fund, the Adviser, and State Street Bank and Trust Company will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, which can vary and are subject to change, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Fund, you should contact your financial intermediary, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, NY 10154

TAXES

Taxation of the Fund

The Fund has elected to be, and intends to qualify and be treated each year as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined as the “Code”). In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income (if any) for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

If it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Moreover, it may be difficult for the Fund to meet the income, diversification or distribution test set forth in the second preceding paragraph. The amount, timing and character of the Fund’s income in respect of certain Fund investments is uncertain, including under Subchapter M. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, disposing of certain assets, or making additional distributions. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus, failure to qualify as a RIC would likely materially reduce the investment return to the Fund’s shareholders.

The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards), it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. The required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term.

In determining its net capital gain, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) net ordinary loss attributable to the portion of the taxable year after December 31) as if it was incurred in the succeeding taxable year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for treatment as qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (“PFIC”).

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this tax on their investment in the Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits” for such taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Fund’s Prospectus for more information.

Foreign Taxes

Income received by the Fund from sources within foreign countries, and proceeds from the sale or other disposition of portfolio securities, may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund may be liable to foreign governments for taxes relating primarily to income from or dispositions of foreign securities. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, the Fund will be permitted to make an election under the Code that would allow Fund shareholders who are U.S. citizens or residents or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign governments are treated as foreign corporations for purposes of the 50% test described above. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test for RIC qualification described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Options, Futures and Other Derivative Instruments

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The Fund’s direct or indirect investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the Fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. In such a case, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from investments in such ETFs will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were not to constitute a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit the Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Event–Linked Instruments

The tax rules are uncertain with respect to the treatment of certain event-linked instruments, including those commonly known as “catastrophe bonds.” Also, the timing and character of income or gains arising from such instruments is uncertain, including under Subchapter M. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a Fund-level tax.

Multi-Manager Approach

The Fund employs a multi-manager approach in which the Adviser and one or more other Managers each provide day-to-day portfolio management for a portion of the Fund’s or a Subsidiary’s assets. Due to this multi-manager approach, certain of the Fund’s investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale and straddle rules) that may affect the timing, character and/or amount of the Fund’s distributions to shareholders.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.

Market discount generally accrues in equal daily installments. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation; the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such instruments.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-Risk or Defaulted Debt Obligations

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on such a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such obligations in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Municipal Obligations

The interest on municipal obligations is generally exempt from U.S. federal income tax. However, distributions from the Fund derived from interest on municipal obligations are taxable to shareholders of the Fund when received. In addition, gains realized by the Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as PFICs. In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Under Treasury regulations, any amount that is required to be so included would constitute qualifying income to the Fund to the extent it is (i) timely and currently repatriated to the Fund or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. There can be no assurance that a PFIC in respect of which the Fund makes a QEF election will make sufficient distributions to the Fund in this regard. The Fund’s investments in PFICs, and its ability to make a QEF election in respect of any such investment, may therefore be limited by the Fund’s intention to qualify as a RIC, and may bear on the Fund’s ability to so qualify. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to shareholders to avoid any Fund-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income. A foreign issuer in which the Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, the Fund generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of a CFC’s income, whether or not the CFC distributes such amounts to the Fund. See “Investment in the Cayman Subsidiary” below.

Investments in REITs

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-Related Securities

The Fund is permitted to invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions): (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Investment in the Cayman Subsidiary

The Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through investments in the Cayman Subsidiary. The Cayman Subsidiary is wholly owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that owns all of the stock of the Cayman Subsidiary, the Fund is a “U.S. Shareholder” with respect to the Cayman Subsidiary and the Cayman Subsidiary is a CFC. As a “U.S. Shareholder,” the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year all of the Cayman Subsidiary’s “subpart F income” (defined below) for the Cayman Subsidiary’s taxable year ending with or within the Fund’s taxable year, whether or not such income is distributed by the Cayman Subsidiary. Under Treasury regulations, “subpart F income” included in the Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the shares of the Cayman Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free, to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the shares of the Cayman Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. Net losses incurred by the Cayman Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Cayman Subsidiary during a tax year generally cannot be carried forward by the Cayman Subsidiary to offset gains realized by it in subsequent tax years. Further, if a net loss is realized by an Investment Fund or other investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Fund or Subsidiary that invests in such investment vehicle.

In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in such a manner that it (and the underlying investment vehicles in which it invests) will not be treated as engaged in a U.S. trade or business, but there can be no assurance that these entities will not recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an Investment Fund, could significantly reduce shareholders’ returns on their investments in the Fund.

Investment in the Domestic Subsidiaries

The Domestic Subsidiaries are disregarded entities for U.S. federal tax purposes. As a result, including for purposes of meeting the ongoing distribution, asset diversification, qualifying income, and other requirements applicable to RICs under Subchapter M of the Code, in the case of each Domestic Subsidiary, (i) the Fund is treated as owning the Domestic Subsidiary’s assets directly, (ii) any income, gain, loss, deduction or other tax items arising in respect of the Domestic Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund, and (iii) any distributions the Fund receives from the Domestic Subsidiary will have no effect on the Fund’s U.S. federal income tax liability or the requirements applicable to it for RIC treatment under the Code.

Investments in Other Regulated Investment Companies

The Fund’s investments in shares of an ETF or another company that qualifies as a RIC (for purposes of this section, each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Investments in Partnerships

For U.S. federal income tax purposes, if the Fund invests in an investment company or other vehicle that is treated as a partnership for such purposes, the Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. As noted above, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income to the Fund only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. A partnership in which the Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. The Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.

In general, the Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, the Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). If the Fund and the partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year.

In general, cash distributions to the Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by the Fund only if it redeems its entire interest in the partnership for money.

If the Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividends-received deduction, as applicable, provided certain conditions are met.

More generally, as a result of the foregoing and certain other special rules, the Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause the Fund’s distributions to shareholders to vary in terms of their timing, character, and/or amount from what the Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by those underlying partnerships.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes excess inclusion income, then the RIC will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under- reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“non-U.S. shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States under special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a CFC.

If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts. Distributions by the Fund to non-U.S. shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests apply to the non-U.S. shareholder’s sale of shares of the Fund (as described below).

Non-U.S. shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE.

Non-U.S. shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for an exemption from withholding described above, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN

Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative, judicial, or administrative actions, possibly with retroactive effect.

FINANCIAL STATEMENTS

The Fund’s financial statements for the period ended March 31, 2023, and the financial highlights for the period presented, appearing in its 2023 Annual Report to Shareholders (the “Annual Report”), and the report thereon of Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. No other parts of the Annual Report are incorporated herein. The Annual Report, which contains the referenced financial statements, is available upon request and without charge, and was filed electronically with the SEC on Form N-CSR on May 31, 2023.

Appendix A

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

XV.	PROXY VOTING

A.	Proxy Voting Authority

The Board of Trustees of the Trust has delegated proxy voting authority relating to portfolio holdings of Blackstone Alternative Multi-Strategy Fund (the “Fund”) with respect to assets allocated to a Sub-Adviser that carry voting rights, to the Sub-Adviser (a “Voting Sub-Adviser”), to be exercised in accordance with the proxy voting policies adopted by the Voting Sub-Adviser (“Voting Sub-Adviser Proxy Voting Guidelines”). Blackstone Alternative Investment Advisors LLC (the “Adviser”) has no authority to exercise voting power with respect to the Fund’s portfolio holdings allocated to Voting Sub-Advisers. Voting Sub-Advisers may adopt their own proxy voting policies and procedures, the policies and procedures of an independent third-party proxy advisory service, or the Fund Proxy Voting Guidelines (as defined below) as their Voting Sub-Adviser Proxy Voting Guidelines.

For any assets not allocated to a Voting Sub-Adviser, the Board has delegated proxy voting authority to the Adviser. The Adviser has hired Institutional Shareholder Services Inc. (the “Proxy Voting Agent”, and, together with the Voting Sub-Advisers , the “Proxy Voting Delegates”) to provide research and recommendations in accordance with the proxy voting policies adopted by the Fund from time to time and which the Adviser applies in its proxy voting for the Fund (the “Fund Proxy Voting Guidelines”). The Proxy Voting Agent also provides an electronic voting platform through which the Adviser and the Voting Sub-Advisers may vote the Fund’s proxies for which they are responsible.

The Adviser and each Voting Sub-Adviser shall act in a fiduciary capacity and each shall exercise its proxy voting authority in the best interests of the Fund.

B.	Oversight of Proxy Voting Agent

The Adviser shall have overall responsibility for evaluating and monitoring the Proxy Voting Agent. The Adviser shall monitor and evaluate whether, in its view, the Proxy Voting Agent has the capacity and competency to adequately analyze the relevant proxy issues. In conducting this evaluation, the Adviser shall consider such factors as the Adviser deems appropriate and applicable, which may (but need not) include, among other things:

•	the quality of the Proxy Voting Agent’s staffing and personnel;

•	the technology and information used to form the basis of the Proxy Voting Agent’s voting recommendations;

•	the processes and methodologies the Proxy Voting Agent uses in formulating its voting recommendations, including when and how the Proxy Voting Agent engages with issuers and third parties;

•	the adequacy of the Proxy Voting Agent’s disclosure of its processes and methodologies;

•

the Proxy Voting Agent’s process for monitoring corporate events and identifying areas that may justify more detailed analysis than may be entailed by the Proxy Voting Agent’s general voting guidelines; and

•

the Proxy Voting Agent’s polices and procedures for considering material new information, including new information provided by an issuer or shareholder proponent on a proposal for which the Proxy Voting Agent has issued a voting recommendation, that becomes available before the deadline for submitting proxies; and

•	the Proxy Voting Agent’s policies for identifying and addressing potential conflicts of interest.

If a Voting Sub-Adviser retains an independent third-party proxy advisory service to furnish it with voting recommendations, the Voting Sub-Adviser—and not the Adviser—shall be responsible for overseeing and evaluating that proxy advisory service. In such situations, the Voting Sub-Adviser shall have the same oversight responsibilities with respect to the proxy advisory service as the Adviser has as described above in this Section XV.B with respect to the Proxy Voting Agent.

C.	Procedures

1.	Sub-Adviser Reporting

Each Voting Sub-Adviser shall:

•

Provide the Adviser with the proxy voting policy and procedures that it intends to use with respect to the Fund, respond to any questions from the Adviser about implementation of this proxy voting policy and how it identifies, mitigates and reports any conflicts of interest that may arise relating to proxy voting for the Fund, and notify the Adviser of any material changes to its policies and procedures;

•

Provide appropriate confirmation or certification, at least annually, to the Adviser that it has exercised its proxy voting authority in accordance with the relevant proxy voting policies and procedures, that those proxy voting policies and procedures are reasonably designed to ensure that it votes the Fund’s proxies in the best interest of the Fund, and that it has addressed any conflicts of interests in accordance with its policies and procedures;

•

Report at least annually any decision to override the voting guidelines, any decision not to vote a proxy for the Fund and the reason for such decision, any failure to vote a proxy in accordance with the voting guidelines, and any other information the Adviser determines is material to an evaluation of proxy voting performance for the Fund;

•	Provide to the Adviser at least annually information about all such proxies, as necessary for the Fund to complete all required regulatory filings; and

•

To the extent the Voting Sub-Adviser uses an independent third-party proxy advisory service, it shall have comparable responsibilities with respect to that proxy advisory service as the Adviser has under Sections C.2, C.3, and C.4 with respect to the Proxy Voting Agent, and shall report to the Adviser regarding these matters at least annually.

2.	Ongoing Monitoring of the Proxy Voting Agent

The Adviser shall conduct ongoing monitoring of, as well as annual due diligence on, the Proxy Voting Agent. The Adviser will report to the Board at least annually regarding its assessment of the services provided.

As part of its ongoing monitoring efforts, the Adviser shall:

a)	Review the Trust’s registration statement to confirm that the policies and procedures relating to proxy voting are accurately disclosed;

b)	Conduct an annual review of the Proxy Voting Agent’s master account list to ensure it is receiving all data about the Fund’s portfolio holdings and transactions from the Fund’s administrator;

c)

Conduct due diligence annually on the Proxy Voting Agent to review and evaluate the performance and other factors relevant to the provision of proxy voting services, including those identified in this policy; and select sample proxy votes (including sample “pre-populated” votes not yet submitted) to determine if (as applicable):

•	Approved guidelines were followed;

•

To the extent material value appears to depend on the vote (for instance, relating to a large holding subject to a controversial merger proposal or an activist position), material information relating to a proxy vote that became available after the Proxy Voting Agent had provided a voting recommendation but before the deadline for submitting votes was appropriately considered; and

•	Proxies were voted for eligible shares and were voted accurately and timely;

d)	Conduct a review of the Fund Proxy Voting Guidelines with the Board, including any material changes, and of any material changes to the Proxy Voting Agent’s business or policies; and

e)

Seek appropriate confirmation or certification, at least annually, that the Proxy Voting Agent is in compliance with the Fund Proxy Voting Guidelines and applicable proxy voting laws and regulations with respect to the proxy voting services it provides.

3.	Addressing Proxy Voting Agent’s Errors or Weaknesses

In the event that the Adviser becomes aware of potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Voting Agent’s analysis that may materially affect one or more votes, the Adviser shall take reasonable steps to investigate the matter. As part of such investigation, the Adviser shall consider any information that the Adviser deems appropriate, which may include, among other things:

•	The Proxy Voting Agent’s process for ensuring that it has complete and accurate information about the issuer and each particular matter;

•	The Adviser’s ability, if any, to access the issuer’s views about the Proxy Voting Agent’s voting recommendations;

•	The Proxy Voting Agent’s efforts to correct any identified material deficiencies;

•	The Proxy Voting Agent’s disclosure regarding the sources of information and methodologies used in formulating voting recommendations and executing voting instructions; and

•	The Proxy Voting Agent’s consideration of factors unique to specific issuers and proposals when evaluating matters subject to a shareholder vote.

4.	Conflicts of Interest

The Proxy Voting Agent shall identify any conflicts of interest that it faces in making a voting recommendation and report the conflict to the Adviser. If a conflict arises, the Adviser shall review the voting recommendation of the Proxy Voting Agent in light of the conflict and other relevant factors to ensure that proxies are voted in the best interest of the Fund.

5.	Securities on Loan or Burdensome Votes

For voting securities of domestic issuers that are on loan, or that are issued by foreign issuers in jurisdictions that require share re-registration, impose share-blocking, or in which other burdensome or costly requirements apply, and for other securities where exercising voting rights may be unduly burdensome, the Fund has determined that the benefits of voting the shares generally do not outweigh the costs. However, if the Adviser or a Voting Sub-Adviser identifies a vote relating to a security where material value appears to depend on the vote (for instance, relating to a large holding subject to a controversial merger proposal or an activist position), the Adviser or Voting Sub-Adviser may recall a security on loan over which it has proxy voting authority (or take other steps necessary to vote the security) and vote it.

6.	Filings and Regulatory Reporting

The Fund’s officers shall, or shall cause a Fund service provider to:

a)	File the Fund’s complete proxy voting record for the 12-month period ended June 30 with the Commission on an annual basis (no later than August 31 of each year) on Form N-PX.

b)

Describe in the Fund’s SAI the policies and procedures that it uses to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict of interest between the Fund and the Adviser, the Sub-Adviser, or their affiliates, copies of the Fund Proxy Voting Guidelines and Voting Sub-Adviser Proxy Voting Guidelines, and, provide any other required disclosure.

c)

Make available to Fund shareholders, either on the Fund’s website as soon as reasonably practicable or within three business days of any request by first class mail (or other means designed to equally ensure prompt delivery), the Fund’s most recently filed report on Form N-PX.

d)

Disclose in the Fund’s annual and semi-annual reports to shareholders and in the Fund’s registration statement the methods by which shareholders may obtain information about the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record.

e)

Send a description of the Fund’s proxy voting policies and procedures by first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of a request by a shareholder.

D.	Recordkeeping

The appropriate officers of the Trust shall maintain, or cause the Proxy Voting Delegates or another service provider of the Fund to maintain, a copy of the Fund’s proxy voting policies and procedures, and a copy of the proxy voting record for the Fund and provide to the Adviser at least annually information about all such proxies, as necessary for the Fund to complete all required regulatory filings.

As amended May 25, 2022

PROXY VOTING POLICY AND PROCEDURES

FOR APERTURE INVESTORS, LLC AND APERTURE INVESTORS UK, LTD.

STATEMENT OF POLICY

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients. These procedures will be used by Aperture Advisers, LLC and Aperture Advisers UK, Ltd. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict of interest. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA). Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken by the Advisers to ensure that such rights are properly and timely exercised in accordance with the Advisers’ obligations to its clients. When the Advisers have discretion, absent specific voting guidelines, to vote the proxies of its clients, it will vote those proxies in the best interest of each client and in accordance with these policies and procedures. In general, the Advisers will use this policy, recommendations of Institutional Shareholder Services Inc.’s (“ISS” or the “Proxy Voting Service”) pursuant to its “ESG proxy voting guidelines,” and the analysis of the Advisers’ investment staff to determine how to vote proxies.

USE OF ISS PROXY VOTING SERVICE

The Advisers have instructed ISS that it is generally not to execute any ballot on behalf of the Advisers without first receiving specific instruction from the Advisers, however, the Advisers have empowered Proxy Voting Service to vote on behalf of the Advisers if the ballot would not otherwise be voted. In these instances, ISS will vote pursuant to the recommendation as provided by the voting service contracted on whose behalf the proxy is being instructed.

Retention of ISS. In connection with the retention of ISS to provide the Advisers with its research and voting recommendations on proxies and to facilitate the electronic voting of proxies, the Advisers will seek to consider whether the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which the Adviser is responsible for voting, considering as applicable:

•	The adequacy and quality of the Proxy Voting Service’s staffing, personnel and/or technology;

•

Whether the Proxy Voting Service has an effective process for seeking timely input from issuers and Proxy Voting Service clients with respect to, among other things, its proxy voting policies, methodologies, and peer group constructions;

•

Whether the Proxy Voting Service has adequately disclosed to the Advisers its methodologies in formulating voting recommendations, such that the Advisers understand the factors underlying the Proxy Voting Service’s recommendations;

•	The nature of any third-party information sources that the Proxy Voting Service uses as a basis for its voting recommendations; and

•	The Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest.

Conflicts of Interest of the Proxy Voting Service.

1.

The CCO, or his designee, and as necessary the Proxy Voting Committee (as further described and discussed below), will examine information provided by the Proxy Voting Service that describes conflicts to which the Proxy Voting Service is subject or otherwise obtained by the Advisers. The Advisers will seek to require that the Proxy Voting Service promptly provide updates to the CCO, or his designee, and as necessary the Proxy Voting Committee, of business changes that might affect or create conflicts and of changes to the Proxy Voting Service’s conflict policies and procedures.

2.

If, as a result of the CCOs, or his designee, at times a committee, examination of the Proxy Voting Service’s conflicts of interest, a determination is made that a material conflict of interest exists, the CCO, or his designee, at times a committee, will determine whether to follow the Proxy Voting Service’s recommendation with respect to the proxy or take other action with respect to the proxy (such as follow the Advisers’ investment staff’s recommendation, if applicable – see below).

3.	The CCO, or his designee, at times a committee, will periodically review the Proxy Voting Service’s policies and procedures for:

i.

Adequacy in identifying, disclosing, and addressing actual and potential conflicts of interest, including conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and conflicts presented by certain affiliations;

ii.	Adequate disclosure of the Proxy Voting Service’s actual and potential conflicts of interest with respect to the services the Proxy Voting Service provides to the Advisers; and

iii.	Adequacy in utilizing technology in delivering conflicts disclosures that are readily accessible.

4.

To the extent the Advisers’ votes are pre-populated on the Proxy Voting Service’s electronic voting platform, the CCO will seek to ensure that the Proxy Voting Service would not be permitted to utilize information regarding how the Advisers intend to vote (or the aggregated voting intentions of the Proxy Voting Service’s clients) in a manner that would not be in the best interest of the Advisers’ clients.

Periodic Review of Proxy Voting Service’s Policies and Procedures and Continued Retention of the Proxy Voting Service. The Advisers shall review periodically the proxy voting policies, procedures and methodologies, conflicts of interest and competency of the Proxy Voting Service. The Advisers will also review the continued retention of the Proxy Voting Service, including whether any relevant credible potential factual errors, incompleteness, or methodological weaknesses in the Proxy Voting Service’s analysis that the Advisers are aware of materially affected the research and recommendations used by the Advisers. In addition, the Advisers will also consider the effectiveness of the Proxy Voting Service’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. This will include the Proxy Voting Service’s:

•	engagement with issuers, including the Proxy Voting Service’s process for ensuring that it has complete and accurate information about the issuer and each particular matter;

•	process, if any, for the Advisers to access the issuer’s views about the Proxy Voting Service’s voting recommendations in a timely and efficient manner;

•	efforts to correct any identified material deficiencies in its analysis.

PROXY VOTING PROCEDURES

Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Advisers and not sent directly to the Proxy Voting Service, the Head of Operations or his designee will promptly forward it to the Proxy Voting Service. Absent material conflicts (see below), the applicable Portfolio Manager and analysts will determine whether the Advisers will follow the Proxy Voting Service’s recommendation or vote the proxy directly in accordance with the Advisers voting guidelines (see “Conflicts or Other Considerations” below). The Portfolio Manager or designee will instruct the Head of Operations or his designee how to vote and to return the proxy in a timely and appropriate manner. Deviations from the Proxy Voting Service recommendation require a written explanation of the reason for the deviation, as well as a representation that the employee and Advisers are not conflicted in making the chosen voting decision. This may be provided in email. It is always desirable, even in situations described in the Conflicts or Other Considerations section immediately below, to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of the Advisers’ proxy voting records. Abstaining from voting is an appropriate action under all sections of this policy.

CONFLICTS OR OTHER CONSIDERATIONS

In the event that (a) the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis, or (b) the Head of Operations in consultation with the CCO or the Proxy Voting Service determines that the Proxy Voting Service has a conflict of interest with respect to voting a proxy, the Advisers’ general proxy-voting procedures include the following: The CCO will convene the Proxy Voting Committee (the “Committee”). The Head of Operations will describe the proxy vote under consideration and identify the perceived issue/conflict of interest. The Head of Operations will also propose the course of action that the applicable Portfolio Manager and his/her team of analysts believes is in Advisers’ clients’ best interests. The Committee members will review any documentation associated with the proxy vote and evaluate the proposal.

Subject to the consideration of each client’s best interest, the Advisers believe that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•

Generally, the Advisers will vote for routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•

Generally, the Advisers will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

In addition, the Committee members may wish to consider, among other things:

•

whether this is a routine corporate housekeeping proposal, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock;

•	whether the proposal was recommended by management and the Advisers’ opinion of management;

•	whether the proposal acts to entrench existing management;

•	the potential effect of the vote on ESG matters;

•	whether the proposal fairly compensates management for past and future performance;

•	other factors particular to the issuer or the matter under consideration;

•	the potential effect of the vote on the value of the client’s investments;

•	a vote’s likely short-term and long-term impact on the issuer;

•	whether the issuer has responded to the subject of the proxy vote in some other manner;

•	whether the issues raised by the proxy vote would be better handled by some other action by the issuer;

•	whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

•	whether the proposal appears consistent with clients’ best interests.

Each of the Committee members present for the meeting will make a recommendation regarding the proxy vote. The CCO will record each member’s recommendation and will then vote the proxy according to the recommendations of a majority of the Committee’s members.

Fixed-Income Securities

In addition to covering the voting of equity securities, to the extent applicable, this policy also applies to voting and/or consent rights relating to fixed-income securities, including but not limited to, plans of reorganization, waivers, and consents under applicable indentures. However, the policy does not apply to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption, and Dutch auctions. This proxy policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of each client.

For the voting of fixed-income securities, Aperture believes the potential for material conflicts of interest between clients and Aperture is limited. However, potential conflicts may arise where Aperture or its related persons or entities are named parties to, or are participating in, a bankruptcy work-out or similar committee. In such instances, the Portfolio Manager must notify the CCO prior to casting any decision on behalf of clients. The fund administrator generally will maintain documentation of the Advisers’ voting related to fixed-income securities.

VOTING PROXIES FOR LOANED SECURITIES

In the event the Advisers are aware of a material vote on behalf of a client and that (i) all or a portion of those securities are on loan, and (ii) neither the Advisers nor the Proxy Voting Service are able to vote proxies for those securities that are on loan, the Advisers may, but are not required, to call back the loaned securities and vote the proxies.

DISCLOSURES TO CLIENTS

Aperture will disclose in its Form ADV Part 2 that clients may contact the CCO via e-mail or telephone to obtain information on how Aperture voted such client’s proxies, and to request a copy of these policies and procedures.

A concise summary of these Proxy Voting Policies and Procedures will be included in the Aperture’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated.

FILINGS

Form N-PX must be filed for certain clients not later than August 31 of each year. The CCO for certain clients, or their designee, is responsible for filing Form N-PX on behalf of the client. Aperture will provide the necessary information to the client’s CCO, or their designee, to complete the filings, as necessary. Aperture may be asked to confirm that the filing is accurate with respect to the proxies voted by Aperture.

PROXY RECORDKEEPING

Under the services contract between the Advisers and its Proxy Voting Service, the Proxy Voting Service will maintain the Advisers proxy-voting records with respect to equity securities. The Advisers will keep any additional records in an easily accessible place. Records will be maintained and preserved for five years, or longer if required by statute, from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Advisers. The following is a non-exhaustive list of records that will be retained as described above:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;

•	A copy of each proxy statement that the Advisers receives regarding client securities;

•

A record of each vote that the Advisers cast (including among other things, issuer name, security’s symbol or CUSIP, shareholder meeting date, brief identification of the matter voted on, whether the Advisers cast a vote, how the Advisers voted);

•

A copy of any document the Advisers created that was material to deciding how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Advisers’ general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and

•

A copy of each written client request for information on how the Advisers voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisers voted its proxies.

ADDITIONAL PROCEDURES

Annual Review. The CCO, supported by the Committee, will review and document, no less frequently than annually, the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients. As part of this review, The CCO or his designee, will review a sample of votes cast (including a sample of proxy votes related to proposals requiring more issuer-specific analysis (e.g., mergers, acquisitions, dissolutions, conversions, consolidations or contested elections for directors) and controversial issues) to determine whether those votes were made in accordance with these policies and procedures. The CCO will also review the Advisers’ client disclosures (e.g., the Aperture’s Form ADV and the Advisers’ offering materials, due diligence questionnaires and marketing materials) regarding its proxy voting policies and procedures.

Due Diligence. The CCO or his designee will periodically review a sample of proxy votes to determine whether those votes complied with these policies and procedures and were voted as the Advisers intended.

Sampling Pre-Populated Votes. The CCO or his designee will periodically assess pre-populated votes shown on the Proxy Voting Service’s electronic voting platform before such votes are cast.

Consideration of Additional Information. In addition to voting recommendations from the Proxy Voting Service, the Advisers will consider additional information related to a proposal such as a shareholder proponent subsequently filed additional definitive proxy materials or other relevant, material information conveyed by an issuer or shareholder proponent to the Advisers.

Higher Degree of Analysis. The Advisers will conduct a higher degree of analysis with respect to proposals that concern matters not addressed in these policies and procedures or where the matter is highly contested or controversial.

Material Inaccuracies. If the Advisers become aware of any material inaccuracies in the information provided by the Proxy Voting Service, the CCO will investigate the matter to determine the cause, evaluate the adequacy of the Proxy Voting Service’s control structure and assess the efficacy of the measures instituted to prevent further errors, and to see whether the Advisers’ voting determinations were based on incomplete or materially inaccurate information.

Bayview Asset Management, LLC:

Proxy Voting Policies and Procedures

The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act, pursuant to which registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

Bayview Asset Management, LLC (“Bayview” or the “Firm”) provides investment advisory services to investment funds and managed accounts (the “Funds”), and may invest the assets of these Funds in securities issued by public and private issuers. The Firm has delegated authority to vote proxies relating to such securities on behalf of the Funds it manages.

The Firm’s Investment Committee or Chief Executive Officer is responsible for making all proxy voting decisions in accordance with these proxy voting policies and procedures (the “Policy”). These decisions may be delegated to one or more portfolio managers.

An important element of the Policy is that, while voting on all proxies should be considered, voting on every proxy or all issues presented in a given proxy is not required by the Policy, unless refraining from such a vote would be inconsistent with the economic best interests of the Funds. Some issues presented for a proxy vote may not be relevant to the voting objectives of the Policy, or it may not be reasonably possible to ascertain what material effect, if any, a vote on a given issue may have on the value of an investment.

The Policy attempts to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Investment Committee, the Portfolio Manager for Equities, or the Chief Compliance Officer.

I.	General Policy

The general policy of the Firm is to require the exercise of proxy voting authority only in circumstances where casting a vote would reasonably be expected to have a material effect on the value of a Fund’s investment. When it is determined that exercising voting authority could reasonably be expected to have a material effect on the value of a Fund’s investment, the general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds’ securities holdings, including interests in investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Funds, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;

•	the anticipated costs and benefits associated with the proposal;

•	the effect on liquidity; and

•	customary industry and business practices.

It is the general policy of the Firm to vote proxies for all Funds in a consistent manner, unless it is determined that the best interests of a Fund would be served by voting differently from another Fund(s), in which case such determination will be documented in writing by the Investment Committee, the Portfolio Manager for Equities, or the Chief Compliance Officer.

II.	Specific Voting Policies

A.	Routine Matters

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company;

(ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, when a determination has been made to vote a proxy, the Firm will vote in accordance with the recommendation of the company’s management, directors, general partners, managing members or trustees (collectively, the “Management”), as applicable, unless, in the Firm’s opinion, such recommendation is not in the best interests of the investing Funds or accounts.

B.	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company’s Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”). Non-routine proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1.	Board Members

a. Term Limits. The Firm will generally vote for proposals to require a reasonable retirement age (e.g., 72) for Board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.

b. Replacement. The Firm will generally vote against proposals that make it more difficult to replace Board members, including proposals:

•	to stagger the Board;

•	to overweight Management representation on the Board;

•

to introduce cumulative voting (cumulative voting allows the Owners to “stack” votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

•	to introduce unequal voting rights;

•	to create supermajority voting; or

•	to establish pre-emptive rights.

c. Liability and Indemnification. In order to promote accountability, the Firm will generally vote against proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

d. Ownership Issues. The Firm will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the company’s Owners. However, the Firm will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2.	Compensation, Fees and Expenses

In general, the Firm will vote against proposals to increase compensation, fees or expenses to be paid to the company’s Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

3.	Voting Rights

The Firm will generally vote against proposals:

•	to introduce unequal voting or dividend rights among the classes;

•	to change the amendment provisions of a company’s charter documents by removing Owner approval requirements;

•	to require supermajority (2⁄3) approval for votes rather than a simple majority (1⁄2);

•	to restrict the Owners’ right to act by written consent; or

•	to restrict the Owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4.	Takeover Defenses and Related Actions

The Firm will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills”. Examples of “poison pills” include:

•	large increases in the amount of stock authorized but not issued;

•

blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);

•	compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;

•	fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

•	greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

•	require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

•	to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

The Firm will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5.	Reincorporation

The Firm will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6.	Debt Issuance and Pledging of Assets for Debt

The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

•	the potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds); and

•	the potential increase in the company’s capital, if any, over the current outstanding capital.

7.	Mergers or Acquisitions

The Firm will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.

8.	Termination or Liquidation of the Company

The Firm will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

•	terms of liquidation;

•	past performance of the company; and

•	strategies employed to save the company.

9.	Social & Environmental Issues and Corporate Responsibility

The Firm will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Firm will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote against proposals:

•	to bar or restrict charitable contributions; or

•	to limit corporate political activities.

10.	All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

C.	Abstaining from Voting or Affirmatively Not Voting

In certain circumstances, the Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the relative costs and benefits associated with exercising the proxy; (ii) any legal restrictions on trading resulting from the exercise of a proxy; (iii) whether the Firm has sold the underlying securities since the record date for the proxy; (iv) the relationship between the voting issue and the enhancement or preservation of an investment’s value; and (v) whether the objectives of the Policy are more or less likely to be realized by voting a security. The Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III.	Conflicts of Interest

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A.	If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B.

If the Firm believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C.

If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Firm’s own interest in the matter (i.e., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D.

If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm’s Chief Compliance Officer and third party Legal Advisors.

IV.	Procedures for Proxies

The Investment Committee or Chief Executive Officer will be responsible for determining whether the Firm will exercise its authority to vote a proxy and whether each proxy is for a “routine” matter or not, as described above. When a determination has been made to vote a proxy, all proxies identified as “routine” will be voted in accordance with the Policy, unless the Investment Committee or Chief Executive Officer determines that it is in the best interests of the Funds to depart from the policy and the rationale for such departure is memorialized in writing. Any proxies that are not clearly “routine” will be submitted to the Investment Committee or Chief Executive Officer, who/which will determine how to vote each such proxy by applying the Policy.

In the event the Firm determines that the investing Funds or accounts should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision.

V.	Record of Proxy Voting

The Portfolio Manager for Equities will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy, or may rely on a third party to which the Firm has delegated responsibility for maintaining such documents (the “Designated Third Party”).

The Portfolio Manager for Equities or the Designated Third Party will maintain records relating to each proxy and will provide such records to the Chief Compliance Officer upon request. The Firm will maintain a record of each written request from an investor in a Fund or owner of an managed account for proxy voting information and the Firm’s written response to any request (oral or written) from an investor in a Fund or owner of an managed account for proxy voting information.

The Chief Compliance Officer will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

Revision History:

Effective Date	Authorized	Description
March 2, 2015	Carlos Portugal, Chief Compliance Officer	Original Policy
November 4, 2019	Carlos Portugal, Chief Compliance Officer	Revised
April 7, 2021	Carlos Portugal, Chief Compliance Officer	Revised

BLACKSTONE LIQUID CREDIT STRATEGIES LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

By virtue of BXC’s relationship as general partner or investment manager of the Clients, the Firm has proxy voting authority with respect to Client securities. When voting proxies on behalf of Clients, BXC’s overall objective is to vote proxies in the best interest of the Clients and, in so doing, to maximize the value of the investments made by the Clients taking into consideration the Clients’ investment horizons and other relevant factors.

This document sets forth BXC’s policies and procedures that are designed to meet these overall objectives. As described below, the Firm’s policies and procedures address the following areas:

•	The personnel responsible for monitoring corporate actions, deciding how to vote proxies and confirming that proxies are submitted in a timely manner;

•	The basis on which decisions are made regarding whether and how to vote proxies depending on the nature of the matter at issue;

•	The approach to addressing material conflicts of interest that may arise between BXC and the Clients when voting proxies and how the Firm resolves those conflicts in the best interest of the Clients;

•	The means by which the Clients and their investors may obtain information about proxy voting; and

•	The books and records that BXC retains in connection with proxy voting.

While BXC endeavors to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation. In addition, BXC will apply its proxy voting policies and procedures to votes cast or other corporate actions with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

General Procedures

Monitoring Corporate Actions

The Clients that BXC manages generally make a limited number of investments in equity securities, and on occasion may receive equity securities in connection with other investments. When the Firm receives proxy voting materials (or similar voting/solicitation notices), they are initially transmitted by the account custodian, the company’s corporate secretary or transfer agent to the Employee who is designated to receive notices in the definitive documentation governing the relevant Client’s investment, if any (the “Proxy Recipient”). The Proxy Recipient must inform the Head of Middle Office and Risk Management of such receipt and review the materials, determine which Client(s) hold the securities and confirm the number of securities with the relevant Portfolio Manager and the Head of Middle Office and Risk Management. The Proxy Recipient will also consult the relevant Portfolio Manager(s) of each Client that holds the securities that are the subject of the proxy vote. The Proxy Recipient will monitor the voting deadline to confirm that the deadline for the response is met.

Determination of Voting Decisions

Decisions on whether and how to vote a proxy generally are made by the relevant Portfolio Manager. The Portfolio Manager and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Where appropriate, the Portfolio Manager or a member of the investment team may consult with the Chief Compliance Officer or Chief Legal Officer and the members of the applicable Investment Committee regarding decisions and completion of the proxy material. Decisions are based on a number of factors that may vary depending on a proxy’s subject matter, but are guided by the general policies described in this document. In addition, BXC may determine not to vote a proxy after consideration of the vote’s expected benefit to Clients and the cost of voting the proxy.40

[40]

In determining whether the cost of voting a proxy outweighs its expected benefit to Clients, the relevant Portfolio Manager may consider factors such as (1) the subject matter of the vote; (2) the additional length of time that BXC anticipates holding the investment; (3) logistical issues associated with voting proxies for foreign companies; and (4) whether the Client is subject to ERISA.

Conflicts of Interest

Material conflicts of interest that may arise between BXC and the Clients when voting proxies will be resolved in accordance with the applicable conflicts of interest policies and procedures described in Section V(e) of this Manual.

Communication of Decision

After making a decision to vote a proxy and determining how to vote the proxy, the Portfolio Manager or a member of the investment team covering the security will then submit the vote. The Portfolio Manager or such investment team member will send completed copies of the proxy materials to the Proxy Recipient and the Head of Middle Office and Risk Management. The procedures for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

Providing Proxy Voting Information to Clients

BXC acknowledges that its investors have a right to information about how the Firm votes Client proxies, and BXC will make information available on request. The Firm also will make a copy of these policies and procedures available on request. When an investor makes a request about a particular vote, BXC usually will provide the following information: (1) the date of the vote; (2) a brief description of the matter voted on; (3) how (or whether) BXC cast the vote on the matter; and (4) any other reasonable information a limited partner might request. Proxy voting information and the procedure for obtaining such information is included in BXC’s Form ADV, which is available to each investor.

Books and Records

BXC must maintain the following additional records relating to proxy voting, which must be maintained by MOOG, or another applicable individual or group, as indicated, in an easily accessible place for five years from the end of the fiscal year during which the last entry was made on such record, the first two years of which in BXC’s offices.

•	A copy of these proxy voting policies and procedures (maintained by the LCD);

•	A copy of each proxy statement received by BXC regarding Client securities;

•	A record of each vote cast by BXC on behalf of a Client;

•

A copy of all memoranda or similar documents created by BXC that were material to making a decision on the voting of Client securities or that memorialize the basis for that decision (maintained by relevant deal team members); and

•

A copy of each written request by an investor for information on how BXC voted proxies on behalf of a Client, and a copy of any written response by BXC to any request (written or oral) by an investor for information on how BXC voted proxies on behalf of the Client (maintained by ICS).

BXC may satisfy the requirement to maintain copies of proxy statements received and a record of votes cast on behalf of the Clients by relying on third parties to make and retain, on behalf of BXC, a copy of such proxy statements and voting records, provided that BXC has obtained an undertaking from the third party to provide a copy of the proxy statements and voting records promptly upon request. BXC also may satisfy the requirement to maintain copies of proxy statements by relying on its ability to obtain a copy of a proxy statement from the SEC’s EDGAR system (to the extent that such proxy statements are available through the EDGAR system).

Blackstone Real Estate Special Situations Advisors L.L.C.

Summary of Proxy Voting Policies and Procedures

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Real Estate Group has discretion to vote the proxies of the Funds, the Real Estate Group will vote these proxies in the best interest of its clients and in accordance with these policies and procedures.

Proxy Voting Procedures

The Real Estate Group will ensure that:

(a) A record is kept of each proxy received, which record keeping may be delegated as the CCOs determine,

(b) The proxy is forwarded, by email or otherwise, to the investment or asset management professional who monitors the investment and who will make the voting decision with respect to such proxy (the “Voting Person”), and

(c) The Voting Person is provided the name of the entity that holds the security and the date by which the Real Estate Group must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Absent material conflicts, the Voting Person will determine how the Real Estate Group should vote the proxy. The Voting Person will communicate the decision to the individual responsible for completing the proxy and delivering it in a timely and appropriate manner.

The Real Estate Group may retain a third party to assist it in coordinating and voting proxies with respect to the Funds’ securities. If so, the CCOs and/or CFO will monitor the third party to ensure that all proxies are being properly voted and appropriate records are being retained.

In the ordinary course of business, the Real Estate Funds’ securities may be borrowed, hypothecated, rehypothecated or pledged by the Real Estate Funds’ custodians on the record date for determining eligibility to vote a proxy. In such case, the Real Estate Funds typically will not be eligible to vote the securities. The Real Estate Group does not believe it is necessary or practical to insist that the custodians “lock up” the Real Estate Funds’ securities at all times (i.e., not allow the Real Estate Funds’ securities to be borrowed, hypothecated, rehypothecated or pledged). However, the Real Estate Group will request that the custodian “lock up” the Real Estate Funds’ securities on a record date if the vote in question is material to the Real Estate Funds’ investment.

Voting Guidelines

In the absence of specific voting guidelines from its clients, the Real Estate Group will vote proxies in the best interests of its clients. The Real Estate Group believes that voting proxies for equity securities in accordance with the following guidelines is in its clients’ best interests.

Generally, the Real Estate Group will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of independent auditors (even, for the avoidance of doubt, where the proposed auditor is currently the auditor of BX), and increases in or reclassification of common stock.

For other proposals relating to equity securities, the Real Estate Group will determine whether a proposal is in the clients’ best interests and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Real Estate Group’s opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

For proxies relating to non-equity securities, the Real Estate Group will determine on a case-by-case basis whether a proposal is in the clients’ best interests taking into account the class of investment held by the client and such other factors the Real Estate Group deems appropriate.

The Real Estate Group may elect not to vote certain routine proxies where doing so would be unduly burdensome. The Voting Person may advise the Real Estate Group to adhere to the voting recommendations set forth either in the proxy or by a third-party proxy advisory firm, in which case the Real Estate Group will vote such proxy in accordance with such recommendations.

Conflicts of Interest

Conflicts Clearance will identify any conflicts that exist between the interests of the Real Estate Group and its clients in order to ensure alignment across other BX ownerships to the extent possible. This includes a review of the relationship of the Real Estate Group and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Real Estate Group or an affiliate of the Real Estate Group, or the issuer has some other relationship with the Real Estate Group or an affiliate of the Real Estate Group.

If a material conflict exists, the Real Estate Group will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of its clients.

Disclosure

The Real Estate Group will provide investors, upon written request, information on how the Real Estate Group voted proxies received by the applicable Fund. If an investor so requests this information, the Head of Asset Management, with input from the CCOs, will prepare a written response to the investor that, with respect to the time period in question, lists, with respect to each voted proxy: (1) the name of the issuer; (2) the proposal voted upon; and (3) how the Real Estate Group voted the proxy.

Recordkeeping

A member of Real Estate Legal and Compliance maintains proxy voting records or utilizes a third party to do so and the records will be maintained and preserved for seven years from the end of the fiscal year during which the last entry was made on a record, with records for at least the first two years kept on site. The following will be included in such records:

(a) A record of each vote that the Real Estate Group casts;

(b) A copy of any document that the Real Estate Group created that was material to making a decision on how to vote proxies, or that memorializes the decision if different than those outlined in these procedures, if applicable; and

(c) A copy of each written client/investor request for information on how the Real Estate Group voted proxies, if any, and a copy of any written response to such request, if any.

Class Actions

When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. If class action documents are received by the Real Estate Group on behalf of the Funds, the Voting Person, with input from the CCOs, will determine if it is in the best interests of the Funds to participate in, or opt out of, the class action.

CASPIAN CAPITAL

Policy on Proxy Voting

A. Overview

Caspian Capital LP and its affiliates (together, “Caspian”) recognize their fiduciary responsibilities to actively monitor all aspects of the operations of the funds and other clients that they advise (“Clients”). Caspian has always placed paramount importance on its oversight of the implementation of Clients’ investment strategies and the overall management of Clients’ investments. A critical aspect of such management continues to be the effective assessment and voting of proxies relating to Clients’ portfolio securities.

Caspian manages Clients’ assets with the overriding goal of seeking to provide the greatest possible returns consistent with governing laws and the investment policies of each Client. In pursuing that goal, Caspian seeks to exercise its Clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities, with the principal aim of maintaining or enhancing the companies’ economic value. Accordingly, Caspian has adopted and implemented policies and related procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Clients, in accordance with Caspian’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Those policies and procedures, which are described below, are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.” In Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisors, Investment Advisers Act Release No. 5325 (August 21, 2019), the SEC made clear that “[t]o satisfy its fiduciary duty in making any voting determination, the investment adviser must make the determination in the best interest of the client and must not place the investment adviser’s own interests ahead of the interest of the client.” The SEC also specified that the approach to proxy voting can be tailored to the contours of the relationship between adviser and client.

B. Third Party Advisory Firms

Caspian has retained a third party advisory firm to provide operational and administrative services related to voting proxies for Clients that have given proxy voting authority to Caspian and also to provide proxy voting guidelines and recommendations.

The third party advisory firm is an independent firm that analyzes proxies and provides research and objective vote recommendations for individual proxy matters. Caspian has determined that the third party advisory firm Proxy Paper Guidelines (the “Proxy Guidelines”) are generally consistent with Caspian’s views of the common types of proxy proposals. Consequently, Caspian will vote in accordance with the recommendations the third party advisory firm makes pursuant to the Proxy Guidelines except as provided below.

While Caspian ordinarily follows the Proxy Guidelines and related recommendations, Caspian retains the right to depart from the third party advisory firm’s recommendation on any given vote, provided that the details of the vote and the rationale for the departure are documented. In such cases, or when the third party advisory firm does not issue a recommendation, Caspian will use its best judgment to vote such proxies on behalf of its affected Clients. Access to the system is limited to the appropriate personnel.

To assure the quality of the services for which Caspian has engaged the third party advisory firm, Caspian will review periodic service reports. Compliance will also review the Proxy Guidelines at least annually (and upon notice from the third party advisory firm of their material amendment) to ensure that they continue to be largely consistent with Caspian’s views. Finally, Caspian will review on the same timetable the third party advisory firm’s conflict management procedures with respect to its voting recommendations, to the extent applicable.

C. Circumstances in which Caspian May Refrain from Voting

Where a Client has retained, or delegated to a party other than Caspian, the authority to vote proxies on the Client’s behalf, Caspian will not be responsible for voting such proxies.

Where a Client has delegated the responsibility to vote proxies to Caspian, Caspian will generally seek to vote all proxies for securities in the portfolio(s) that Caspian manages for the Client. In certain circumstances, however, the costs associated with voting a proxy may outweigh the potential benefits from exercise of the right to vote, such as where a country requires so-called “share-blocking.” In such situations, Caspian may, consistent with its fiduciary duties and this Policy on Proxy Voting, refrain from voting. In addition, Caspian may be required to abstain from voting on a particular proxy in a situation where a conflict exists between Caspian and its affected Clients. The procedures for resolving such conflicts are described below.

D. Recordkeeping

Caspian maintains records relating to the proxies it votes on behalf of Clients in accordance with Rule 204-2 under the Advisers Act.

E. Conflicts of Interest

There may be occasions where the voting of proxies by Caspian on behalf of a Client may present a perceived or actual conflict of interest between Caspian and the Client. Such potential conflict of interest situations may include: (1) where Caspian manages assets or provides other financial services or products to, or otherwise has a direct business relationship with, a company whose management is soliciting proxies; (2) where an Caspian representative serves on the board of directors of a public company soliciting proxies; (3) where Caspian has a business relationship with the proponent of a non-management proxy proposal; or (4) where Caspian or any Employee involved in casting proxy ballots may have a personal interest in the outcome of a particular matter before shareholders.

As noted above, Caspian generally votes proxies in accordance with recommendations provided by a third party advisory firm pursuant to pre-determined policies established by that provider (the Proxy Guidelines). As a result, such votes will not present any conflicts of interest.

When Caspian determines to depart from the third party advisory firm’s recommendation on a particular vote, Compliance will review the proposed vote and assess whether it presents any potential conflicts of interest. If, after reasonable consideration, Compliance concludes that a potential conflict of interest does exist, Compliance will inform the Principals of the firm. Compliance will also consult with Caspian’s outside counsel and/or compliance consultants as needed to determine whether a conflict of interest in fact exists between Caspian and such Clients and whether the matters involved in such proxy could have a material economic impact on those Clients.

If it is determined that there is in fact such a conflict, Caspian will seek, with respect to each Client involved, instruction on how the proxy should be voted from the Client, legal counsel to (or another appropriate representative of) the Client, or legal counsel to (or another appropriate representative of) the Client’s adviser (where Caspian acts as a sub-adviser to such adviser). In such cases, Caspian will provide all reasonable assistance to the Client or its representative to enable to such party to make an informed decision. If the Client or its representative fails to instruct Caspian on how to vote the proxy, Caspian will generally abstain from voting in order to avoid the appearance of impropriety. If, however, Caspian determines that the failure to vote such proxies would likely have a material adverse economic impact on the affected Clients’ investment in the relevant company, Caspian may vote such proxies in order to protect the Clients’ interests.

D. E. Shaw Investment Management, L.L.C. — Summary of Proxy Voting Policies and Procedures

INTRODUCTION

This document summarizes the proxy voting policies and procedures of D. E. Shaw Investment Management, L.L.C. (“DESIM”).

STATEMENT OF POLICY

When voting proxies for a client account, DESIM’s primary objective is to make voting decisions in the best interest of the client. DESIM has discretion to take into account any factors or considerations that it determines to be relevant, including those outlined in Part 2A of Form ADV, applicable advisory agreements, or other governing documents, when making any voting determination regarding the best interests of a client. In fulfilling its obligations to an advisory client, DESIM endeavors to act in a manner that will enhance the economic value of the assets of the client under management, subject to any express agreements with the applicable client. DESIM has established written policies and procedures that are designed to ensure that proxies relating to shares owned by a client to which DESIM provides advice are voted in the best interest of such client (the “Proxy Voting Policy”). Among other topics, the Proxy Voting Policy addresses DESIM’s handling of material conflicts of interests in proxy voting situations.

VOTING OF PROXIES

DESIM has determined that the most efficient and effective method in which to vote proxies is through the engagement of an independent third-party proxy voting service (the “Proxy Voting Service”). DESIM generally votes most proxies through and in accordance with the recommendations of the Proxy Voting Service. DESIM believes that the independent Proxy Voting Service’s internal policy regarding conflicts of interest, including the use of information barriers, adequately addresses its potential conflicts of interest.

To facilitate voting execution, DESIM utilizes the independent Proxy Voting Service’s electronic vote management system to pre-populate and automatically submit votes in accordance with the Proxy Voting Service’s recommendations, except in the cases where DESIM determines to deviate from a recommendation of the Proxy Voting Service or where manual voting is required. For the avoidance of doubt, DESIM retains the authority to vote proxies, has not delegated such authority to any other party, and may vote contrary to any recommendation of the Proxy Voting Service if it determines such recommendation may be contrary to the client’s best interests. If DESIM believes that the recommendations of the Proxy Voting Service may be contrary to the best interest of a client, DESIM must obtain the approval of the Chief Compliance Officer and a Managing Director, or their respective designees, before instructing the Proxy Voting Service to vote the applicable proxy.

DESIM may elect not to vote proxies in cases where the cost of doing so, in the opinion of DESIM, would exceed the expected benefits to the client. Moreover, logistical issues may have a detrimental effect on DESIM’s ability to vote proxies and thereby cause the cost of voting to exceed the expected benefits to the client. Unless expressly agreed otherwise with the applicable client, DESIM generally believes the costs of voting proxies would exceed the expected benefits, and generally does not vote proxies, in the following circumstances: (a) the proxies must be voted in-person; (b) the proxies are in jurisdictions that impose restrictions on the sale of the securities in order to vote (e.g., share-blocking jurisdictions); (c) the relevant securities are on loan pursuant to a securities lending program; (d) the proxies require execution of a power of attorney; (e) the relevant securities must be re-registered to the shareholder’s name and not held in “street name”; and (f) the proxies require a certain client status with respect to the relevant resolutions, issuer, or jurisdiction to be voted.

RECORDKEEPING

Under applicable law, DESIM is required to maintain a number of books and records related to its business, including proxy voting records. Accordingly, DESIM maintains, or causes the Proxy Voting Service to maintain, the following documents:

•	copies of the Proxy Voting Policy and any amendments thereto;

•	copies of proxy statements received regarding client securities;

•	records of votes cast on behalf of each client;

•	records of each advisory client request for proxy voting information; and

•	copies of any written documents prepared by DESIM that were material to a voting decision or that memorialized the basis for such decision.

DISCLOSURE TO CLIENTS

DESIM provides a summary of its proxy policies in Part 2A of Form ADV, which includes information on how a client may obtain a copy of the Proxy Voting Policy. DESIM will also furnish a copy of the Proxy Voting Policy and a summary of applicable proxy votes to any client upon written request.

REVIEW OF POLICY AND PROCEDURES

DESIM reviews annually the Proxy Voting Policy and the Proxy Voting Service.

Endeavour Capital Advisors Inc.

SUMMARY OF PROXY VOTING POLICY

A. General

The Company has adopted these policies and procedures (the “Proxy Voting Policies and Procedures”) which have been designed to ensure that the Company complies with the requirements of Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act, and reflect the Company’s commitment to vote all client securities for which it exercises voting authority in a manner consistent with the best interest of the client. Employees who have the authority to vote client securities must familiarize themselves with and strictly adhere to the Company’s Proxy Voting Policies and Procedures.

B. Proxy Voting Policies and Procedures

The Company monitors the performance, activities and events related to each investment. When exercising its voting authority over client securities, the Company considers such information, evaluates other issues that could have an impact on the value of the security and votes with a view toward maximizing overall value. The Company votes all proxies in a prudent manner, considering the prevailing circumstances at such time, and in a manner consistent with these Proxy Voting Policies and Procedures and the Company’s fiduciary duties to its clients.

The Company reviews each proposal submitted for a vote on a case-by-case basis to determine whether it is in the best interest of the client. As a result, depending on the client’s particular circumstances, the Company may vote one client’s securities differently than it votes those of another client, or may vote differently on various proposals, even though the securities or proposals are similar (or identical). In some instances, the Company may determine that it is in the client’s best interest for the Company to “abstain” from voting or not to vote at all, and will do so accordingly.

C. Voting Procedures

The following procedures are performed when voting materials are received:

•

The investment professionals who are responsible for the investment review the current performance, activities and events related to the investment and ensure that the Company receives all necessary voting materials.

•	The investment professionals, after consultation with senior professionals, the CCO and outside counsel, as appropriate, determine how the securities should be voted.

•

The investment professionals ensure that the voting materials are completed and returned on time (unless it has been decided that it is in the client’s best interests for the Company not to vote on such matter).

D. Conflicts

Prior to exercising its voting authority, the Company, in consultation with senior professionals, the CCO and outside counsel, as appropriate, reviews the relevant facts and determines whether or not a material conflict of interest may arise due to business, personal or family relationships of the Company, its owners, its employees or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, the Company takes steps to ensure that its voting decision is based on the best interests of the client and is not a product of the conflict. The Company may, at its discretion, (A) seek the advice of the applicable advisory board in voting such security (if any); (B) disclose the conflict of interest to the client and defer to the client’s voting recommendation; (C) defer to the voting recommendation of an independent third party provider of proxy voting services; and/or (D) take such other action in good faith (in consultation with the Company’s outside counsel) which would serve the best interest of the client. Depending on the particular circumstances involved, the appropriate resolution of one conflict of interest may differ from the resolution of another conflict of interest, even though the general facts underlying both conflicts may be similar (or identical).

SUMMARY OF PROXY VOTING PROCEDURES FOR FIR TREE CAPITAL MANAGEMENT LP

Overview

The Firm serves as the investment adviser to certain investment vehicles and other clients. Through these relationships, Fir Tree is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients. Fir Tree’s policy is to vote each Client’s proxies in the best interest of the Client, considering their investment strategy, with a goal of maximizing shareholder value, and must not place its own interests ahead of the interests of a Client.

Proxy Advisory Firm

When the Firm retains a proxy advisory firm to provide research, voting recommendations or voting execution services, the Firm shall conduct reasonable oversight to ensure the proxy advisor’s recommendations are consistent with the Firm’s proxy voting policies and in the best interest of the Firm’s Clients and investors. The level of oversight varies depending on (1) the scope of the investment adviser’s voting authority, and (2) the type of functions and services that the investment adviser has retained the proxy advisory firm to perform.

Proxy Voting Guidelines and Procedures

Fir Tree has engaged the services of third-party service providers to manage, track, reconcile and report proxy voting through electronic delivery of ballots and to provide independent recommendations.

General Policy. Fir Tree generally votes Client securities, and in casting those votes, does so based upon the recommendations of a third-party service provider. Fir Tree’s Clients may have different investment strategies and, as a result, there may be differences in the best interest of the Clients with respect to particular matters. In such event, Fir Tree shall treat each Client separately for purposes of proxy voting.

Abstaining or Not Voting. Fir Tree may choose not to participate in a particular proxy, to take no action or not vote if it concludes that not participating, taking action or not voting is in the best interests of its Client. In reaching such a conclusion, Fir Tree generally considers factors including, but not limited to, whether:

•	the effect on shareholders’ economic interest or the value of the Client’s holdings is indeterminable or insignificant;

•	the potential benefit of voting is outweighed by the cost (e.g. voting securities in jurisdictions that require physical attendance at the meeting);

•	a proxy is received with respect to securities that are no longer held in a Client account; and

•	any legal restrictions on trading resulting from the exercise of a proxy (e.g. “share blocking rules”).’

Any decision to abstain or not vote a proxy and the related rationale will be reviewed and documented by the CCO or the CCO’s designee.

In addition, except in circumstances that involve a matter of particular interest to Clients (for example, M&A transactions, dissolution, conversions or consolidations, and shareholder activist campaigns), in general, shares that are lent out to earn fees that benefit Clients will not be recalled prior to corporate elections solely for the purposes of voting the shares.

Unique Circumstances. In circumstances that involve a matter of particular interest to Clients (for example, M&A transactions, dissolution, conversions or consolidations, and shareholder activist campaigns), the Fir Tree investment analyst responsible for researching the security will receive and review all appropriate proxy voting materials. The CCO (or the CCO’s designee) will be responsible for maintaining documentation of the analyst’s recommendation (and related rationale).

With respect to Special Purpose Acquisition Companies (SPACs), as a general matter, Fir Tree will vote the shares in a manner to maximize the value to the investing Clients.

Registered Mutual Funds—Blackstone

With respect to any securities managed on behalf of Blackstone Alternative Investment Fund, Fir Tree will comply with the BAIF Compliance Manual Section XIII. A. Investment Fund Policies—Voting Rights Waiver Policies and Procedures and the BAIF Compliance Manual Section XXIII. Proxy Voting.

Conflicts of Interest

At times, conflicts may arise between the interests of the investing Clients, on the one hand, and the interests of Fir Tree or its affiliates, on the other hand. In most cases, Fir Tree will follow the recommendation of a third-party service provider, and therefore because the votes are being guided by a third-party service provider, Fir Tree believes that it will generally not be faced with any direct or indirect conflicts of interest with respect to the voting of any proxy.

Fir Tree personnel must inform the Compliance Department if they become aware of any material conflict of interest between the Fir Tree and a Client or between Clients with respect to a proxy vote. If a proxy vote creates a material conflict between the interests of Fir Tree and a Client or between Clients, Fir Tree will seek to mitigate or resolve the conflict before voting the proxies. Alternatively, Fir Tree may seek the advice of the Clients’ Board of Directors, Advisory Boards and/or Conflict Committees, such as in cases where a material conflict of interest cannot be reasonably resolved prior to voting.

Investor Requests

Any request regarding proxy voting, whether written (including e-mail) or oral, received from an investor by any employee of Fir Tree, must be promptly reported to the Compliance Department.

In order to facilitate the management of proxy voting recordkeeping process and to facilitate dissemination of such proxy voting records to Clients, the Compliance Department may distribute or otherwise provide to any client requesting proxy voting information the complete proxy voting record of Fir Tree for the period requested.

Any report disseminated to a client will contain the following legend:

This report contains the full proxy voting record of Fir Tree Capital Management LP for the requested period. If securities of a particular issuer were held in the fund/account on the date of the shareholder meeting indicated, your proxy was voted as indicated on the voting recorpds.

Clients are permitted to request or review the proxy voting record of Fir Tree for the five (5) year period prior to the date of request.

Recordkeeping

Fir Tree will maintain the following documentation for a period of not less than six (6) years, the first two (2) years at its principal place of business.

Client Requests to Review Proxy Votes:

Record of the identity of the client requesting information regarding proxy votes, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, other dispositions, etc.).

Proxy Voting Policy and Procedures:

Copies of all Fir Tree Proxy Voting Policies and Procedures.

Proxy Statements Received Regarding Client Securities:

Copies of all proxy statements received along with copies of the proxy solicitation instructions. Note: Fir Tree will generally rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•

The following proxy voting information (note: Fir Tree makes use of a third-party service provider service to assist in the maintenance of the below proxy voting material, though other services may be used for certain Client-directed Accounts):

•	the name of the issuer of the portfolio security;

•	the exchange ticker symbol of the portfolio security;

•	the Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	the shareholder meeting date;

•	the number of shares Fir Tree is voting on Firm-wide;

•	a brief identification of the matter voted on;

•	whether the matter was proposed by the issuer or by a security holder;

•	whether or not Fir Tree cast its vote on the matter;

•	how Fir Tree cast its vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors);

•	whether Fir Tree cast its vote with or against management; and

•	whether any Client requested an alternative vote of its proxy.

•

To the extent votes are not based upon the recommendations of a third-party service provider, documents prepared or created by Fir Tree that were material to making a decision on how to vote, or that memorialized the basis for the decision; and

•

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers (including proxy advisory firms), company’s management discussions, that were material in the basis for the decision.

Disclosure and Proxy Solicitation

Fir Tree will update its Form ADV as necessary to accurately reflect this policy and to provide information about how Clients may obtain information on how Fir Tree voted their proxies.

Generally, it is Fir Tree’s policy to not reveal or disclose to any Client or investor how Fir Tree may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. The Compliance Department must be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of the Clients. At no time may any Fir Tree employee accept any remuneration for the solicitation of proxies.

Periodic Proxy Reconciliation Testing

Fir Tree shall periodically compare (which may be done on a sample basis) the proxy votes cast for a meeting to the shares held by Fir Tree’s clients. If there are discrepancies, Fir Tree will contact the custodian to reconcile the differences and make needed corrections.

Proxy Advisory Firm Due Diligence and Review

Fir Tree shall periodically evaluate the proxy services provided by third party providers which should consider the services, recommendations made by the provider and how the provider voted, as applicable.

When conducting oversight of a proxy advisory firm, Fir Tree may take into account the following:

•

whether the proxy advisory firm has the capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting including the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology;

•

the adequacy of disclosures the proxy advisory firm has provided regarding its methodologies in formulating voting recommendations, such that Fir Tree can understand the factors underlying the proxy advisory firm’s voting recommendations;

•

the effectiveness of the proxy advisory firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations;

•	Fir Tree’s access to the proxy advisory firm’s sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

•	the nature of any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations;

•	whether the proxy advisory firm has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest.

As part of its annual compliance review, Fir Tree will assess the effectiveness of these procedures and refresh its due diligence on any proxy advisory firms engaged by Fir Tree.

Summary of Proxy Voting Policy for Fort Baker Capital Management LP

Fort Baker Capital Management LP (“Fort Baker” or the “Firm”), as a fiduciary of its Clients, must act to maximize the value of the accounts it manages. Under its fiduciary duties of care and loyalty the Firm must monitor corporate actions and act reasonably to vote proxies in the best interests of its Clients.

Rule 206(4)-6 under the Advisers Act requires that an adviser that exercises voting authority over client securities:

•	adopt and implement written proxy voting procedures reasonably designed to ensure that its voting is in the best interests of clients,

•	address in such policies and procedures how the adviser will manage any conflicts of interest that might otherwise affect its proxy voting decisions,

•	provide a summary of such procedures to clients, and

•	offer to provide the full procedures upon request and inform clients how they can obtain information about how their securities were voted.

Introduction

Rule 206(4)-6 of the Advisers Act (the “Proxy Rule”) requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request provide information on how proxies were voted.

Corporate Action and Proxy Voting Policy

Fort Baker’s policy is to comply with the Proxy Rule and act solely in the best interest of the Client when exercising its voting authority. The Firm determines whether and how to vote corporate actions and proxies on a case-by-case basis and will apply the following guidelines, as applicable:

•	Attempt to consider all aspects of the vote that could affect the value of the issuer or that of the Client;

•	Vote in a manner that it believes is consistent with the Client’s stated objectives; and

•	Generally, vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Firm has a particular reason to vote to the contrary.

Conflicts of Interest

Fort Baker will not put its own interests ahead of those of any Client and will resolve any possible conflicts between its interests and those of the Client in favor of the Client. In the event that a potential conflict of interest arises, the Firm will vote on a case-by-case basis and undertake the following analysis.

A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Firm’s decision making in voting the proxy. If such a material conflict is deemed to exist, the Firm will refrain completely from exercising its discretion with respect to voting the proxy and will instead refer that vote to an outside service for its independent consideration. If it is determined that any such conflict or potential conflict is not material, the Firm may vote the proxy.

Voting Information and Recordkeeping

Under the Books and Records Rule, Fort Baker must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of its Client’s requests for voting information; and (v) any documents prepared by the Firm that were material to making a decision on how to vote. All votes will be documented and maintained by the Chief Compliance Officer (“CCO”).

Operating Procedures and Compliance Review

Fort Baker will vote proxies as it deems necessary or appropriate, on a case by case basis. Prior to voting, the CCO will make a determination as to whether a material conflict of interest exists and will either resolve the conflict or refer the proxy vote to an outside service for its independent consideration. The CCO will conduct a periodic review of the proxy voting records to ensure that proxies are properly voted and records are appropriately maintained.

Jasper Capital Hong Kong Limited

Proxy Voting Policy

August 2020

1.	Introduction

Jasper Capital Hong Kong Limited (the “Company”) has adopted the following policies and procedures for proxy voting to ensure that it votes client securities in the best interests of its clients.

2.	General Voting Principles

Where the Company has responsibility for voting proxies, the Company will take measures reasonably designed to ensure that they are voted in the best interest of its clients, which generally means voting with a view to enhancing the value of client securities.

Financial interest of clients is the primary consideration in determining how their proxies should be voted. The Company may refrain from voting in the following circumstances:

•	The Company believes that the matters to be voted on have no significant effect on clients’ interests or if there is a pending sell order for the security

•	The costs of voting would be unreasonable

•	The Company is of the view that the proxy statement has not provided sufficient information to justify a vote in favor

Below are some voting principles that the Company may take into account in voting proxies whilst each situation must be judged on its own merits:

•

In the absence of evidence to the contrary, the Company will give considerable weight to management recommendations, except in the case of issues directly affecting the interests of management itself, such as management compensation;

•

The Company will in general support management recommendations about the internal operations of the company. Whilst proposal which is likely to have significant economic effect on the relevant company and its security-holders will be subject to greater scrutiny on a case-by-case basis;

•

The Company favors having strong independent directors and supports the delegation of key functions (such as compensation, audit and nominating committees) to independent directors and the Company will in general oppose classification of directors;

•

Proposals for re-capitalizations, mergers, corporate restructuring and anti-takeover will be under scrutiny to ascertain possible benefits and disadvantages to security-holders. Management recommendations with respect to such transactions will be reviewed in the light of possible management self-interests;

•

Proposals regarding stock-option plans and other compensation issues will be carefully scrutinized. As the Company believes in long term capital appreciation, the Company will take into account the relevant company’s positioning for achievement of long-term goals as well as shorter-term performance;

The above principles are general guidelines only and not exhaustive which cannot cover all potential voting issues. The Company may also make reference to third party research materials and reports on specific voting issues in order to vote in the best interests of clients.

3.	Conflicts of interests

Under certain circumstances, the voting may present an actual or potential conflict of interests between the Company as an investment manager and its clients, such as below:

•	Business relationships, where the Company has a substantial business relationship with a company and failure to vote in favor of management could harm the Company’s relationship with that company;

•	Personal relationships, where the Company has a personal relationship with corporate directors or candidates for directorship; or

•	Family relationships, where the Company may have personal or business relationships relating to a company (e.g. a spouse or relative who serves as a director of a publicly traded company).

For any voting proposals where the Company determines that it has a material conflict of interest, the Company will take steps designed to ensure a decision to vote that is based on the clients’ best interest and is not the product of the conflict, in which, the Company may:

•	refer the proposals to the clients and obtain instructions from the clients on how to vote the proxies relating to those proposals;

•	determine how it proposes to vote the proposals on which it has a conflict, disclose the conflict to the clients and seek their consents before exercising a proxy;

•	take such other action such as consulting an independent third party such as external legal counsel as the Company reasonably deems appropriate.

4.	Voting Procedures

Operations Manager is responsible to coordinate with respective parties to assure that proxies are received by PM in sufficient time to take action and will also follow up with responsible PM for voting and to ensure that reasons for the decision on voting non-routine proxy proposals (such as special resolution for an EGM, cash/scrip dividend selection etc.) are clearly by the responsible PM.

Operations Manager should arrange for signature and return the proxies in time to be counted.

Proxy voting decisions should be made primarily by the PM who follows the particular stocks under management.

5.	Record Keeping

The Company will maintain appropriate records regarding the proxies as follows:

•	Copies of these proxy voting policies and procedures and any amendments to them;

•	Proxy statements received regarding client securities;

•	Records of how proxies were voted;

•	Written client request for the Company’s proxy voting records and copies of the Company’s written responses to such requests;

•	Documents created by the Company that were material to its decisions on how to vote proxies or that memorialized the bases for its decisions; and

•	Documentation relating to the identification and resolution of conflicts of interests, if any.

An independent review on proxy voting measures and documents will be performed by external service provider periodically to ensure the Company votes the proxies in the best interests of its clients and properly complies with the policy.

-End-

MAGNETAR ASSET MANAGEMENT LLC

SUMMARY OF PROXY VOTING POLICY

The board of a RIC may delegate responsibility for decisions regarding proxy voting for securities held by the RIC to the RIC’s primary adviser and/or one or more sub-advisers, subject to board oversight. The board must review and approve the proxy voting policies and procedures of any adviser or sub-adviser that has delegated authority.

If a RIC Client delegates proxy voting responsibility to MAM and MAM has accepted such delegation in the applicable Advisory Agreement or Sub-Advisory Agreement or as otherwise agreed with the RIC Client, MAM will vote (or abstain from voting) such proxies in accordance with the Proxy Voting Policy included in the Magnetar Manual as Appendix E. The Proxy Voting Policy requires MAM to vote proxies prudently and solely in the economic interests of, and for the exclusive purpose of providing economic benefits to, clients. Social, political or other objectives unrelated to the value of clients’ investments will not be considered.

Form N-1A requires a RIC to describe in its registration statement the policies and procedures that the RIC’s primary adviser and any sub-advisers use to determine how to vote proxies relating to portfolio securities.

A RIC is required to disclose annually its complete proxy voting record on Form N-PX, which provides information regarding how the RIC voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. The RIC, the Primary Adviser, or a designee of the RIC or the Primary Adviser, is responsible for filing the Form N-PX on behalf of the RIC. With respect to each pertinent RIC Client, MAM must provide the necessary information to the RIC Client, the Primary Adviser, or the designee of the RIC Client or the Primary Adviser, to complete the filing as necessary and, to the extent requested by the RIC Client or the Primary Adviser, review pertinent sections of the filing on Form N-PX for accuracy in advance of filing such Form.

MAM will maintain a record of all proxy ballots received for each RIC Client, whether or not voted, that includes the information MAM must provide to the RIC Client, the Primary Adviser, or the appropriate designee, in connection with Form N-PX.

SUMMARY OF APPENDIX E TO THE MAGNETAR ASSET MANAGEMENT LLC

PROXY VOTING POLICY

Note: This generally pertains to all Adviser clients.

This proxy voting policy applies to Adviser and all funds and other client accounts for which it is responsible for voting proxies, including all private investment funds, separately managed accounts and other accounts for which it acts as investment adviser. This policy is intended to constitute “written policies and procedures” within the meaning of Rule 206(4)-b under the Investment Advisers Act of 1940.

I.	General Policy

Adviser will vote proxies prudently and solely in the economic interests of, and for the exclusive purpose of providing economic benefits to, clients. Social, political, or other objectives unrelated to the value of clients’ investments will not be considered.

II.	Proxy Voting Process

A.	Proxy Voting Coordinator

Adviser will appoint a Proxy Voting Coordinator1, who will discharge the following functions in effectuating this policy:

(a)

Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing these materials to the appropriate portfolio managers to permit timely voting of proxies.

(b)

Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Adviser and other services specified by portfolio managers, and providing this information to the appropriate managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from clients;

(d)

Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons, which may include proxy voting services or agents engaged by Adviser;

(e)	Accumulating voting results as set forth in this policy and transmitting that information to the Adviser’s Chief Compliance Officer (the “Chief Compliance Officer”) or his/her designee, as requested;

(f)

Not less than annually, ascertain whether the service providers have the capacity and competency to adequately analyze proxy issues which can be accomplished by the service providers’ abilities to (1) ensure that voting recommendations are based on current and accurate information and (2) identify and address any conflicts of interest, and/or any other means that the Proxy Voting Coordinator finds necessary;

(g)	Follow up with service provider errors when detected and investigate the error and assess efforts by the service provider to reduce future errors;

(h)	Require service providers to update Adviser of any business changes that Adviser considers relevant; and

(i)	Participating in the annual review of the policy.

[1]	The Adviser has appointed Zoe Allen as the Proxy Voting Coordinator and authorized her to appoint designees.

The Proxy Voting Coordinator may, with the approval of Adviser’s Chief Compliance Officer, delegate any portion or all of these functions to one or more other individuals employed by Adviser. Any portion or all of these functions may be performed by service providers engaged by Adviser.2

B.	Assembling Voting Information

The Proxy Voting Coordinator or his/her designee will obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Adviser may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by Adviser to evaluate proxy voting issues.

C.	Portfolio Managers

The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with this policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers, including proxy voting services, engaged by Adviser.

D.	Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information with respect to the voting of each proxy to the Chief Compliance Officer or his/her designee: As to each matter relating to a portfolio security held by the account considered at any shareholder meeting, and with respect to which the account was entitled to vote:

(a)	The name of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The CUSIP number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(f)	Whether a vote was cast on the matter;

(g)	How Adviser cast the vote, e.g., for, against or abstain regarding a proposal, or for or withhold regarding election of directors; and

(h)	Whether Adviser cast the vote for or against management.

The above information must be delivered to the Chief Compliance Officer or his/her designee annually. Adviser may use third party service providers to record, summarize and deliver the foregoing information to the Chief Compliance Officer. The Proxy Voting Coordinator may, with the approval of Adviser’s Chief Operating Officer, delegate any portion or all of these functions to one or more other individuals employed by Adviser.

E.	Communication of Votes

The Proxy Voting Coordinator or his/her designee shall timely communicate decisions on proxy votes to the custodians or other persons who transmit or record votes on portfolio securities held by or for each account. Adviser may engage one or more service providers to facilitate timely communication of proxy votes. Adviser is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. Adviser does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

[2]	The Adviser currently employs a third party service to perform several of the procedures detailed in this policy.

F.	Record of Voting Delegation

Adviser is authorized to vote proxies for all the accounts that it maintains.

III.	Service Providers

In furtherance of Adviser’s goal of voting proxies in the best interests of clients, there will be sufficient oversight of service providers which will be accomplished by performing the functions described in Section II (f),(g) and (h).

IV.	Conflicts of Interest

In furtherance of Adviser’s goal of voting proxies in the best interests of clients, Adviser will follow procedures designed to identify and address material conflicts that may arise between Adviser’s interests and those of its clients before voting proxies on behalf of clients.

A.	Procedures for Identifying Conflicts of Interest.

Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

Adviser will monitor the potential for conflicts of interest on the part of Adviser with respect to voting proxies on behalf of client accounts both as a result of personal relationships, significant client relationships, i.e., those accounting for greater than 5% of annual revenues, or special circumstances that may arise during the conduct of Adviser’s business.

2.

The Chief Compliance Officer or his/her designee will maintain a current list of issuers with respect to which Adviser has a conflict of interest in voting proxies on behalf of client accounts. Adviser will not vote proxies relating to issuers on this list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest.

1.

The Chief Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Adviser’s decision making in voting the proxy, or if the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with Adviser of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Chief Compliance Officer or his/her designee will maintain a written record of all materiality determinations.

2.	If it is determined that a conflict of interest is not material, Adviser may vote proxies notwithstanding the existence of the conflict.

3.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth in this Proxy Voting Policy; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Adviser will maintain a written record of the method used to resolve a material conflict of interest.

V.	Securities Subject to Lending Arrangements

Adviser may engage in “security lending” programs on behalf of funds that it manages under which the funds loan stock in their portfolio to various broker-dealers and collect interest based on the underlying value of the position, or may manage accounts for clients who engage in such lending programs independently of Adviser. Adviser will generally refrain from recalling and voting securities loaned out unless it determines that (i) the benefit of voting the proxy outweighs the costs and lost revenue to the client combined with the administrative effort of retrieving the securities or, (ii) in the cases of accounts subject to the Employee Retirement Income Security Act of 1974, a plan fiduciary directs Adviser to retrieve shares. Even if Adviser decides that voting loaned securities is desirable, it may be prevented from doing so because efforts to retrieve loaned securities are not always effective.

VI.	Recordkeeping

Adviser will maintain the following records relating to proxy voting:

•	a copy of this Proxy Voting Policy;

•	a copy of each proxy form, as voted;

•	with regard to each proxy that is voted, a copy of the relevant proxy solicitation, including proxy statements, and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Adviser that were material to a proxy voting decision or that memorialized the basis for that decision.

The above records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an easily accessible location. In lieu of keeping copies of proxy statements, Adviser may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

VII.	Disclosure

Adviser will provide a summary of this Proxy Voting Policy via Adviser’s Part 2 of Form ADV to clients who establish accounts with it or investors in private investment funds managed by it upon initiation of the client relationship or investment in the fund, as the case may be.

VIII.	Review

The Chief Compliance Officer or his/her designee shall conduct a periodic review, no less than annually, which shall comprise of the following elements:

1.	Review a sample of the record of voting delegation against voting results to determine if Adviser is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

2.	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

3.	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of voting results and the general functioning of this policy; and

4.	Prepare annual review workpapers pertaining to the audit conducted and include any findings in a written report which will be maintained by the Chief Compliance Officer or his/her designee.

Summary of Proxy Voting Policy for Melqart Asset Management (UK) Limited

Policy

Melqart Asset Management (UK) Limited (“Melqart”) is required under AIFMD to adopt strategies for the exercise of voting rights.

Under Rule 206(4)-6 of the Advisers Act, proxies are assets of the Fund that must be voted with diligence, care, and loyalty. The duty of care requires an adviser with proxy voting authority to monitor and vote the proxies.

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•

Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

This Policy has been designed to ensure that Melqart votes in the best interests of its clients.

Melqart’s Proxy Voting Policy:

•	Provides how the Firm addresses material conflicts that may arise between its interests and those of its clients;

•	Discloses to its clients how they may obtain information from the Firm about how it voted the securities on behalf of clients;

•	Describes to its clients the Firm’s proxy voting policies and procedures; and

•	Describes how clients may obtain a copy of the Proxy Voting Policy.

To the extent that a client has delegated to Melqart the authority to vote proxies relating to equity securities, the Firm expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.

Many proxy voting matters that are routinely presented year after year are non-controversial, such as the retention of a company’s outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, ‘poison pills’, and supermajority provisions), stock option plans and other management remuneration issues and social and corporate responsibility issues.

Melqart carefully considers all aspects of the issues presented by a proxy matter and depending upon the client requirements, may vote differently for different clients on the same proxy issue. For example, one client may have specific policies on a particular proxy issue that may lead the Firm to cast a ‘no’ vote, while the policies of another client on that same issue may lead the Firm to cast a ‘yes’ vote.

Melqart has established effective strategies for determining when and how any voting rights held in client portfolios are to be exercised, to the exclusive benefit of the portfolio and its underlying investors. The strategy includes measures and procedures for:

•	Monitoring relevant corporate actions;

•	Ensuring that the exercise of voting rights is in accordance with the investment objectives and policy of the relevant portfolio; and

•	Preventing or managing any conflicts of interest arising from the exercise of voting rights.

General Proxy Voting Policies Followed by Melqart

In the absence of special client circumstances or specific policies or instructions received from clients, Melqart will vote as follows on the issues listed below:

•

Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution, and any performance hurdles that must be met.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., ‘poison pill’ provisions, or supermajority votes).

•	Vote for management proposals on the retention of outside auditors. Consideration may be given to the non-audit fees paid to the outside auditor.

•	Vote for management-endorsed director candidates, absent any special circumstances.

•

With respect to the wide variety of social and corporate responsibility issues that are presented, the Firm’s general policy is to take a position in favour of policies that are designed to advance the economic value of the issuing company.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, or if circumstances exist which suggest that it may be appropriate to vote against a general proxy voting policy, the Proxy Voting Committee shall determine the manner of voting the proxy in question. However, many countries have ‘proxy blocking’ regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A fund would be unable to sell its shares if a negative news event occurred during this time, thus harming its investors. Melqart reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

Conflicts of Interest

In the management of its Managed Accounts, the Firm may purchase for one client’s portfolio securities that have been issued by another client. Melqart does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of the Firm. For example, Melqart may manage corporate cash for Company X whose management is soliciting proxies. The Firm has purchased Company X’s securities for the account of Company Y, another of the Firm’s clients. Moreover, Company Y’s policies would suggest Melqart should vote against the position put forward by Company X’s management.

However, voting against Company X management may harm the Firm’s relationship with Company X’s management. Thus, Melqart may have an incentive to vote with the management of Company X, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Melqart will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of the Firm.

If one of the Firm’s general proxy voting policies described above applies to the proxy issue in question, Melqart will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of the Firm.

However, if the general proxy voting policy does not further the interests of the client, Melqart will seek specific instructions from the client.

Procedure

Melqart shall ensure that it is the designated party to receive proxy voting materials.

The Operations Team shall receive all proxy voting materials and shall be responsible for coordinating with the analyst responsible for the security and ensuring that proxies are voted and submitted in a timely manner.

In addition to discussions with analysts, a member of the Operations Team shall review Melqart’s lists of directorships and investor relationships to help in determining whether any conflicts of interests exist.

If a potential material conflict is identified, Melqart will determine whether voting in accordance with the voting guidelines and factors is in the best interests of the AIF and its investors. Melqart will also determine whether it is appropriate to disclose the conflict to the affected client and give the AIFs (and/or its underlying investors) the opportunity to exercise these voting rights themselves.

Provided that no material conflicts of interests are identified, Melqart shall vote proxies, or abstain from voting, according to this policy.

If a material conflict of interest is identified, a member of the Operations Team shall notify the above-mentioned individuals to determine how such proxy will be voted.

A member of the Compliance Team shall keep a record of all proxy votes and other relevant details and will ensure that actual proxy voting practices are consistent with this Policy.

The following information must be kept in relation to each vote:

•	The issuer’s name;

•	The security’s ticker symbol or CUSIP, as applicable;

•	The number of shares that Melqart voted;

•	A brief identification of the matter voted on;

•	How Melqart cast its vote (for the proposal, against the proposal, or abstain);

•	The rational for that decision; and

•	The analyst’s name that made the above decision.

Compliance Review

Melqart uses a third party service provider to cast the majority of votes on proxy voting elections. On a monthly basis, the Proxy Voting Record is acquired from the platform and saved on Melqart’s servers for bookkeeping & compliance purposes. This Record holds all the information mentioned above except the rationale and the name of the analyst(s) who made the decision on the election. Those can be found on the exchange of emails between the Research Team and the Operations Team which are also kept on file for record keeping and compliance purposes.

For any other proxy voting elections, email correspondence between the Operations Team, the Investment Team, and the alternate proxy voting platform (e.g., broker) will be kept as emails on Melqart servers for record keeping and compliance purposes.

Once a year, the Compliance Team will:

•	Review the Firm’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy; and

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favour of the client’s interests.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Melqart to maintain certain records associated with its proxy voting policies and procedures. The Compliance Team ensures that Melqart complies with all applicable recordkeeping requirements associated with proxy voting.

Corporate Actions

The Rule is silent on these and not explicitly referred to in the policy. However, Melqart in recognition of its fiduciary responsibilities to its clients will exercise its discretion to review certain Corporate Actions that may impact its clients or the Firm.

Mesarete Proxy Voting Policy

Policy Owner	Date of Last Review	Approver
Compliance	June 2023	Andy French

Mesarete Capital LLP (“Mesarete”) does not expect the Funds to be routinely invested in products that will require voting1. However, in accordance with its fiduciary duty to clients and Rule 206(4)-6 of the Investment Advisers Act, Mesarete has adopted and implemented this policy governing the voting of client securities. In the instance that Mesarete receives proxies, the votes will be treated in accordance with this policy.

Mesarete considers the reputation, experience, and competence of a company’s management and board of directors when it evaluates a prospective investment. In general, if required to vote, Mesarete would vote in favor of routine corporate matters, such as the reapproval of an auditor or a change of a legal entity’s name. Should it be required, Mesarete would also generally vote in favor of compensation practices and other measures that are in-line with industry norms, that allow companies to attract and retain key employees and directors, that reward long-term performance, and that align the interests of management and shareholders.

Conflicts of interest in connection with proxy votes may arise from time to time. Such a conflict could arise if, for example, a client was a senior executive with a publicly traded company and other clients held securities issued by that company. Absent specific client instructions, if Mesarete identifies a material conflict of interest it will follow the voting recommendation of the independent corporate governance consulting firm that it has retained.

Where Mesarete acts as sub-advisor to any registered investment company (“RIC”), Mesarete will follow the proxy voting guidelines provided to it in the RIC Client’s registration statement, or as otherwise agreed with the RIC client.

[1]

For the avoidance of doubt, proxy voting refers to any authority to vote proxies relating to equity securities only, and as such, it is not currently envisaged that Mesarete will vote proxies on behalf of its clients. To the extent Mesarete did hold equities and had the authority to vote proxies, Mesarete would fulfil its fiduciary obligations by voting proxies in a manner that is consistent with the best interests of the client, and that which does not subordinate the client’s best interests to Mesarete.

35.	PROXY VOTING

35.1 Law and Policy

This statement sets forth the current policies and procedures of the Firm with regard to the voting of proxies over which the Firm has investment responsibility. These policies and procedures are available to the Firm’s Clients upon request. It should be noted that, given the nature of the Firm’s investment activities on behalf of its Clients, it is not anticipated that Client accounts will hold voting securities. Nonetheless, the Firm has adopted the following policies and procedures in the unlikely event that it invests in voting securities for its Clients, including the private funds.

The Firm acts in a fiduciary capacity with respect to each of its Clients (including private funds) and, therefore, the Firm must act to maximize the value of the accounts it manages. Each proxy proposal is reviewed on a case-by-case basis by a member of the Firm’s portfolio management team. It is Firm policy generally to vote against any management proposals that the Firm believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. For example, the Firm will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification protections for directors or officers, or unequal voting rights, in a way that could restrict the ability of the shareholders to realize the value of their investment. The Firm will generally support proposals aimed at effectuating standard and necessary aspects of business operations, which will not typically have a significant effect on the value of the investment, such as name changes, elections of directors and employee stock purchase or ownership plans.

A record of all proxy decisions and the rationale for voting will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

Conflicts of Interest. The Firm must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, the Firm will seek to avoid possible conflicts of interest in connection with proxy voting as follows:

•

Where the Firm identifies a potential conflict of interest (such as if the Firm or an Employee is affiliated or associated with the issuer or the Firm holds the issuer’s securities on a proprietary basis), the Firm will initially determine whether such potential conflict is material. Where the Firm determines there is a potential for a material conflict of interest regarding a proxy, the Firm will take one or some of the following steps: (i) inform the Client of the material conflict and the Firm’s voting decision; (ii) discuss the proxy vote with the Client; (iii) fully disclose the material facts regarding the conflict and seek the Client’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. The Firm will document the steps it took to evidence that the proxy vote or abstention was in the best interest of the Client and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures. See Recordkeeping above.

Disclosure of Policies and Procedures. The Firm will provide a summary of these policies and procedures in its Form ADV, Part 2 (or in a separate disclosure such as a fund offering memorandum) to be furnished to Clients. The Firm will further provide a copy of these policies and procedures to any Client upon request. In addition, the Firm will inform its Clients how they can obtain further proxy voting information about their own proxies.

Disclosure of Voting Record. Upon a request from a Client, the Firm will furnish to such Client its proxy voting record with respect to such Client’s securities.

ERISA Considerations. ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the Client’s informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

35.2 Procedures

Receipt of Proxy Materials. To the extent relevant, the Firm may receive proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form with respect to any securities held in Client accounts.

Voting Decisions. The portfolio managers have responsibility for reviewing proxy materials and deciding how to vote on each issue or initiative for the securities he or she trades.

Recusal from Voting. Any Employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Chief Compliance Officer (or designee) and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

Record of Votes Cast. The Chief Compliance Officer (or designee) will track in a spreadsheet (if necessary) each security with respect to which votes were cast, the number of shares voted and how they were voted on each issue. The spreadsheet is maintained and updated to show such information for each proxy received throughout the year.

Client Requests for Voting Record. Clients may request information concerning how their proxies were voted. The portfolio manager or a member of the portfolio management team will notify the Chief Compliance Officer (or designee) if he or she receives such request and will respond to such requests showing how Client shares were voted on particular issues. The Chief Compliance Officer (or designee) will maintain a copy of all such requests and responses.

Nephila Advisors. As described in the “Introduction” section, Nephila Advisors provides certain non- discretionary sub-advisory services to Nephila Capital. In this capacity, Nephila Advisors provides trading and investment recommendations to Nephila Capital, but Nephila Capital will have the ultimate authority to direct or manage the investments of the Firm’s Clients, including the execution of trades on Clients’ behalf. As a result, in the unlikely event that the Firm invests in voting securities, Nephila Advisors may provide its recommendations about how to vote, however, Nephila Capital will ultimately be responsible for making voting decisions. Therefore, the proxy voting policies and procedures set forth in this section are not directly applicable to Nephila Advisors. However, Nephila Advisors personnel should be cognizant of these requirements and procedures.

Summary of Proxy Voting Policy for North Reef Capital Management LP

Advisers owe their clients a duty of care, loyalty, and respect with regards to proxy voting activities conducted on their behalf. As fiduciaries, advisers must vote (or abstain) proxies in a manner that is consistent with the best interests of their investors. Registered investment advisers must also keep a record of all proxies received, the manner in which they voted, and any documentation that was material to their decision to vote a particular way. Additionally, registered advisers must have policies and procedures that are designed to appropriately address conflicts of interest with respect to their proxy voting activity on behalf of clients and deliver their proxy voting log to any client upon request.

How do we Comply?

Although North Reef Capital Management LP (“North Reef” or the “Firm”) typically refrains from voting proxies, when voting in proxies on behalf of, and in the best interest of our clients and/or investors, North Reef will generally seek to vote in a manner that will maximize the long-term economic value of client assets, considering the specific strategy surrounding the investment, time horizons, contractual obligations, and any other facts or circumstances that the Firm deems relevant at the time of the vote, and will apply the following procedures:

The Firm’s Chief Compliance Officer (“CCO”) will ensure that the Firm retains the following records in connection with proxies:

•	The name of the company;

•	The date the proxy was received and reviewed by North Reef;

•	The date of the respective proxy vote;

•	The manner in which the proxy was voted (or abstained) by North Reef;

•	The reasoning behind North Reef’s vote (or abstention).

Prior to voting proxies, North Reef will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, North Reef will then make a determination (which may be in consultation with outside legal counsel or compliance consultants) as to whether the conflict is material. North Reef will proceed to vote proxies without material conflicts by majority. North Reef also has the flexibility to abstain from a proxy vote or to outsource a proxy vote to an independent third party when it is determined to be in the best interests of clients.

Identification of Material Conflicts of Interest: Access Persons and employees of North Reef are required to disclose relationships that may potentially cause conflicts of interest with respect to proxy voting including but not limited to records related to personal holdings, transactions in securities, and records of outside business activities and relationships with officers and directors of publicly traded companies, as defined in the Firm’s Code of Ethics. Failure to report information that may constitute a material conflict of interest with respect to proxy voting constitutes a serious breach of policy and may result in disciplinary action up to and including termination of employment. North Reef conducts reasonable conflicts of interest checks to determine the actual or potential presence of a material conflicts of interest prior to voting a proxy.

Resolution of Material Conflicts of Interest: In the event a proxy voting conflict indicates the presence or the potential presence of a material conflict of interest between the Firm and its clients, a shareholder’s representative elected by a vote of the client’s shareholders—or in the case of an individual client, the client itself—will be consulted to assess the appropriateness of the Firm’s vote on behalf of the client. The client or shareholder’s representative may be informed of the opinion of the Firm related to the vote but must be informed of the potential conflict of interest in detail, including all information necessary to understand the nature of the conflict.

SAGE ROCK CAPITAL MANAGEMENT LP

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

From time to time, Sage Rock Capital Management LP (the “Firm”) has voting discretion over securities held by the funds and managed accounts it manages (collectively, the “Accounts”). Whenever the Firm has such discretion, it will exercise that discretion in the best interests of the Accounts.

1.1	Voting Guidelines

In the absence of specific voting guidelines from a client or conflicts of interest (see Section 1.2 below), the Firm will vote all proxies in the best interests of each Account. In addition, the Firm may determine to abstain from voting a proxy if it believes that such action is in the best interests of one or more Accounts. In determining whether a specific proposal is in the best interests of an Account, the Firm may take into account, among other things, (a) management of the issuer’s views and recommendations on such proposal; (b) whether the proposal may have the effect of entrenching existing management and/or making management less responsive to shareholders’ concerns (e.g., instituting or removing a poison pill, classified board of directors and/or other anti-takeover measure); and (c) whether the Firm believes that the proposal will fairly compensate management for its and/or the issuer’s performance. If the Firm deems that the issue being voted upon is not material for the Accounts or the Firm determines that the cost of voting a proxy would exceed the expected benefit to the Accounts, the Firm will not be obligated to vote on such matter.

1.2	Conflicts of Interest

Each employee must notify the Firm’s Chief Compliance Officer (the “CCO”) of any potential conflicts of interest of which he or she is aware, and the CCO should make a determination as to whether a material conflict of interest exists. If the CCO believes that a material conflict exists between the Firm and any of the Accounts with respect to a voting decision, the Firm will rely exclusively in making its voting decision on the recommendation of an independent third party who is experienced in advising investment managers regarding proxy voting decisions.

Special considerations may apply in cases of conflicts of interest involving clients that are deemed plan assets under the Employee Retirement Income Security Act of 1974, as amended. The CCO will confer with appropriate counsel in such cases.

1.3	Recordkeeping

The Firm will maintain files relating to these Proxy Voting Policies and Procedures. Records of the following will be included in the files:

(a)	A copy of these policies and procedures, and any amendments hereto.

(b)

A copy of each proxy statement that the Firm receives regarding Account securities, although the Firm may rely on obtaining copies of proxy statements from the EDGAR system for those proxy statements that are so available.

(c)	A record of each vote that the Firm casts on behalf of a Account.

(d)	A copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of a Account or that memorializes the basis for that decision.

(e)

A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any (written or oral) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm has engaged a third party to archive the proxies and voting record.

1.4	Retaining a Proxy Advisory Firm

In the event that the Firm plans to retain a proxy advisory firm to provide proxy voting recommendations, the Firm will ascertain, among other things, whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues. In making such analysis, the Firm will consider, among other things:

(a)	The adequacy and quality of the proxy advisory firm’s staffing and personnel;

(b)	The robustness of the proxy advisory firm’s policies and procedures regarding its ability to ensure that its proxy voting recommendations are based on current and accurate information;

(c)	The robustness of the proxy advisory firm’s policies and procedures regarding its ability to identify and address any conflicts of interest; and

(d)	Any other considerations that the Firm believes would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

The Firm will conduct this analysis on an annual basis for each proxy advisory firm that it retains to ensure that continued retention is appropriate.

1.5	Oversight of Third Parties

To the extent that the Firm retains a third party (such as a proxy advisory firm) to assist with its proxy voting responsibilities, it will conduct ongoing oversight of such third party in order to ensure that proxies are being voted in the best interests of its clients. As part of such oversight, the Firm may, among other things: (i) require the third party to agree to update the Firm about business changes that the Firm may consider relevant (i.e., with respect to the third party’s capacity and competency to provide voting advice) or about changes to its conflicts policies and procedures, or (ii) conduct an annual due diligence meeting with the third party to review whether any such changes have occurred.

If the Firm determines that a recommendation by a proxy advisory firm was based on a material factual error that causes the Firm to question the process by which such firm develops its recommendations, the Firm will: (i) take reasonable steps to investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and (ii) seek to determine whether the proxy advisory firm is taking reasonable steps to seek to reduce similar errors in the future.

1.6	Periodic Review

The CCO will conduct a periodic review of the Firm’s proxy voting records to confirm that proxies are properly voted and records are appropriately maintained. Such review may involve a specific review of a sample of proxy votes that relate to certain proposals that require more analysis. At least annually, the CCO will review the adequacy of these Proxy Voting Policies and Procedures to make sure that they have been implemented effectively and that they continue to be reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients.

Summary of Proxy Voting Policies and Procedures for Seven Grand Managers, LLC

A.	Introduction

The act of managing assets of Clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary obligation to (a) vote in a manner that is in the best interests of the Client, and (b) properly deal with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Seven Grand Managers, LLC (the “Firm”) for voting proxies received for accounts managed by the Firm are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the Client expressly provides that the Firm shall be responsible to vote proxies received in connection with the Client’s account; or

•

The underlying advisory agreement entered into with the Client is silent as to whether or not the Firm shall be responsible to vote proxies received in connection with the Client’s account and the Firm has discretionary authority over investment decisions for the Client’s account; or

•

In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in a manner that is consistent with the Firm’s fiduciary obligations and the general anti-fraud provisions of the securities acts, and should complement the Firm’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to the Chief Compliance Officer (“CCO”).

B.	Proxy Voting Policies

i.	Voting Guidelines

The Firm shall vote proxies related to securities held by any Client in a manner that is in the best interest of the Client. The Firm shall consider only those factors that relate to the Client’s investment or that are dictated by the Client’s written instructions, including how its vote will economically impact (short-term and long-term) and otherwise affect the value of the Client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the Client).

The Firm generally expects to vote in accordance with the recommendations of company management, as we believe management usually knows more about the company than passive shareholders. However, we realize that there are many complexities to proxy votes and we will vote against a proposal or recommendation of management if we determine that such a vote is in the best interests of the Client. Generally, proxy votes will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of shareholders and management;

•	increase shareholder value;

•	maintain or increase shareholder influence over the issuer’s board of directors and management;

•	maintain or enhance the independence of the board of directors; and

•	maintain or increase the rights of shareholders.

Proxy votes generally will be cast against proposals having the opposite effect of those items listed above, particularly where the Firm believes that a proposal will have a dilutive effect on the value of the underlying security.

In voting on each and every issue, the Firm and its employees shall vote in a prudent and timely fashion and only after evaluating the issue(s) presented on the ballot.

These voting guidelines are just that—guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Firm may not vote at all on a presented proposal or may not vote in strict adherence to these guidelines.

ii.	Conflicts of Interests

In exercising its voting discretion, the Firm and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Firm will follow the procedures discussed below in Sections C (4) through (6) if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to:

•	the Firm;

•

any affiliate of the Firm. For purposes of these Proxy Voting Policies and Procedures, an affiliate means: (i) any person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the Firm; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Firm; or (iii) any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Firm (or any affiliate of the Firm) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•

any person with whom the Firm (or any affiliate of the Firm) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Firm’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person”)

One example of a situation in which a potential conflict of interest may arise is where the Firm is asked to vote upon an issue related to a company when the Firm is aware that a Client of the Firm is an officer, director or stockholder of that company, or otherwise has an interest in the particular vote. In situations like this, the interests of the affiliated Client may be contrary to the best interests of the Firm’s other Clients. In such circumstances, the Firm will follow the procedures discussed below.

The Firm shall keep certain records required by applicable law in connection with its proxy voting activities for Clients and shall provide proxy-voting information to Clients upon their written or oral request.

Consistent with SEC Rule 206(4)-6, as amended, the Firm shall take reasonable measures to inform its Clients of (1) its proxy voting policies and procedures, and (2) the process or procedures Clients must follow to obtain information regarding how the Firm voted with respect to assets held in their accounts.

C.	Proxy Voting Procedures

1.	The Portfolio Manager shall be responsible for voting the proxies related to any Client’s account if:

•	The underlying advisory agreement entered into with the Client expressly provides that the Firm shall be responsible to vote proxies received in connection with the Client’s account; or

•

The underlying advisory agreement entered into with the Client is silent as to whether or not the Firm shall be responsible to vote proxies received in connection with the Client’s account and the Firm has discretionary authority over investment decisions for the Client’s account; or

•

In case of an employee benefit plan, the Client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the Client or in the Client’s plan documents.

All proxies and ballots received by the Firm will be forwarded to the CCO.

2.

Prior to voting, the CCO will verify whether his or her voting power is subject to any restrictions or guidelines issued by the Client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) and if so, the Firm will vote in accordance with such guidelines.

3.

Prior to voting, the CCO will determine whether an actual or potential conflict of interest with the Firm or any other Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence of any actual or potential

4.

If an actual or potential conflict is found to exist, the Firm shall engage a reputable non-Interested Party to independently review the Firm’s vote recommendation and to confirm that the Firm’s vote recommendation is in the best interest of the Client under the circumstances. If the independent non-Interested Party determines that the Firm’s vote recommendation is not in the best interest of the client under the circumstances, then the Firm shall vote in the manner suggested by such independent non-Interested Party.

5.

The Managing Members, Chris Fahy and Jeffrey Ziglar, will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by a Client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA).

6.	In accordance with SEC Rule 204-2(c)(2), as amended, the CCO shall retain the following:

•

A copy of the proxy statement received (unless retained by a third party for the benefit of the Firm or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•

A record of the vote cast (unless this record is retained by a third party for the benefit of the Firm and the third party is able to promptly provide the Firm with a copy of the voting record upon its request);

•	A copy of any document created by the Firm or its employees that was material in making the decision on how to vote the subject proxy or that memorializes the basis for that decision; and,

•

A copy of each written client request for information on how the adviser voted proxies on behalf of the Client, and a copy of any written response by the Firm to any (written or oral) Client request for information on how the Firm voted proxies on behalf of the requesting Client.

•

The above copies and records shall be retained in the Client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Firm.

7.	Periodically, but no less than annually, the Firm will:

•	Verify that all annual proxies for the securities held in the Client’s account have been received;

•

Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the Client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	Maintain a list of any Client voting restrictions and guidelines;

•	Review the files to verify that records of the voting of the proxies have been properly maintained; and

•	Maintain an internal list of Interested Persons.

TWO SIGMA ADVISERS, LP

Summary of Proxy Voting Policy

Legal and Compliance

Legal and Compliance — Summary of Proxy Voting Policy

Legal and Compliance — Summary of Proxy Voting Policy

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Legal and Compliance — Summary of Proxy Voting Policy

1	Policy Overview

As an SEC registered investment adviser who exercises voting authority over client proxies, the Adviser has adopted and implemented the Proxy Voting Policy.

Under rule 206(4)-6 of the Advisers Act, the Adviser must (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of its clients, (ii) describe its proxy voting policy and procedures to its clients and provides copies on request, and (iii) disclose to clients how they may obtain information on how the Adviser voted their proxies.

Legal and Compliance — Summary of Proxy Voting Policy

2	Definitions & Scope

“Advisers Act” shall mean the Investment Advisers Act of 1940, as amended.

“Institutional Shareholder Services” or “ISS” shall mean the third-party proxy advisory firm that the Adviser utilizes in executing its proxy voting processes.

“Refer Items” shall mean those proxy ballots which are not covered by the voting instructions in the proxy voting guidelines.

Legal and Compliance — Summary of Proxy Voting Policy

3	Policy Statement

The Adviser acknowledges that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised on behalf of the Adviser’s clients. When the Adviser has discretion to vote the proxies of securities held on behalf of its clients, the Adviser will vote those proxies, or cause these proxies to be voted, in the best interest of the Adviser’s clients and in accordance with these policies and procedures.

Legal and Compliance — Summary of Proxy Voting Policy

4	Institutional Shareholder Services

Subject to the Adviser’s ultimate oversight and responsibility, the Adviser retains ISS for the coordination and execution of the Adviser’s proxy voting program.

The Adviser retains ISS in an effort to further bolster the efficiency and the robustness of the Adviser’s proxy voting program. The Adviser believes that partnering with ISS to coordinate and administer the Adviser’s proxy voting program is in the best interest of the Adviser’s clients because (i) ISS’s proxy voting guidance addresses a multitude of expansive and far-ranging topics which fall outside the expertise of the Adviser; (ii) ISS is an industry-leader in proxy voting coordination; and (iii) given its depth of experience, ISS can provide additional guidance and advice to the Adviser in administering its proxy voting program.

The Adviser’s Compliance Department monitors ISS’s activities to: (i) ensure that proxies received by the Adviser on behalf of its clients are being voted; (ii) ensure that proxies controlled by the Adviser on behalf of its clients are being voted according to ISS’s pre-determined proxy voting guidelines (unless the Adviser, in its best judgement, determines a vote differing from ISS’s predetermined proxy voting guidelines is deemed to be in the best interest of the Adviser’s clients); and (iii) ensure that appropriate records are being retained.

Legal and Compliance — Summary of Proxy Voting Policy

5	Requirements

5.1	Proxy Voting Procedures

In conjunction with ISS, the Adviser has adopted proxy voting guidelines which prescribe how the Adviser will vote proxy ballots in certain instances (e.g., Auditor Confirmations, Board Compensation, Poison Pill Ratification). Proxy ballots that fall within the scope of the proxy voting guidelines are voted by ISS in an automated fashion on behalf of the Adviser.

On an annual basis, the Adviser receives an updated version of ISS’s proxy voting guidelines, which are retained by the Compliance Department.

5.2	Refer Items

In certain instances, the proxy voting guidelines may not provide instructions on how to vote a specific proxy ballot; these ballots are noted as “Refer Items”. Compliance will instruct ISS to vote Refer Items in a manner consistent with the Adviser’s client’s best interest.

5.3	Conflicts of Interest/Vote Overriding

The Adviser retains the right to amend or deviate from the proxy voting guidelines at any time, based upon the Adviser’s experiences, in order to remain consistent with its obligation to act in the best interests of the Adviser’s clients and mitigate conflicts of interest.

Any votes by the Adviser that manually override and deviate from the adopted proxy voting guidelines are reviewed for conflicts by the Compliance Department.

5.4	Potential Limitations on the Adviser’s ability to Vote Proxies

From time to time, the Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect the Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. As a result, the Adviser may determine that it is not desirable to vote proxies in certain circumstances.

Federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Adviser can hold for clients and the nature of the Adviser’s voting in such securities. The Adviser’s ability to vote proxies may also be affected by several factors, including, but not limited to: (i) meeting notices that were received too late; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) requirements related to the disclosure of beneficial ownership; (v) potential difficulties in translating the proxy; (vi) requirements to provide local agents with powers of attorney to facilitate voting instructions; (vii) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting; and (viii) rehypothecation of shares.

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

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Distribution Agreements	81
Master-Feeder Structure	81
Mergers	81
Shareholder Proposals for Mutual Funds	82
Establish Director Ownership Requirement	82
Reimburse Shareholder for Expenses Incurred	82
Terminate the Investment Advisor	82

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S.—incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

•

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

•

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

•	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all

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shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family	Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

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Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1.

The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2.

“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3.	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
4.

When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5.

ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6.

“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7.

Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services,

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property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8.

A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9.

Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10.

Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11.	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.
12.

For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•	The company has a poison pill with a deadhand or slowhand feature[6];

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

[6]

If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The disclosed rationale for the adoption;

•	The trigger;

•	The company’s market capitalization (including absolute level and sudden changes);

•	A commitment to put any renewal to a shareholder vote; and

•	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

•	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

[8]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

•	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

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Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth,

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chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

•	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

[11]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

•	The rationale provided for adoption of the term/tenure limit;

•	The robustness of the company’s board evaluation process;

•	Whether the limit is of sufficient length to allow for a broad range of director tenures;

•	Whether the limit would disadvantage independent directors compared to non-independent directors; and

•	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

•	The scope of the shareholder proposal; and

•	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

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Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation[13].

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.

[12]	A proxy access right that meets the recommended guidelines.
[13]

Indemnification: the condition of being secured against loss or damage. Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

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Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

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Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

•

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

•	The company’s ownership structure and historical voting turnout;

•	Whether the board could amend bylaws adopted by shareholders; and

•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

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Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

•	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

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Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

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•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

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•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

[14]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only[15] meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

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•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

•	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

•

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

•

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

•	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such

[16]

To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting;

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

•	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

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Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail;

•	The use of buybacks to inappropriately manipulate incentive compensation metrics;

•	Threats to the company’s long-term viability; or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

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Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

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Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer – discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues – company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues – change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest – arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

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•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

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•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

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•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

•

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

•	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs)—Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

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•

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[20] compared to grant pay; and

•	Any other factors deemed relevant.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[18]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[20]	ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

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•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Acceleration of performance awards above the target level of performance without compelling rationale;

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•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans[21] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

[21]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy;

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

•	Cancel underwater options in exchange for stock awards; or

•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;

•	Whether problematic equity grant practices are driving the misalignment; and/or

•	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or

•

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

•

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

•

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

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Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation;

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

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•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

•	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

•	Is this a value-for-value exchange?;

•	Are surrendered stock options added back to the plan reserve?;

•	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;

•	Option vesting--does the new option vest immediately or is there a black-out period?;

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

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Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the- money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense; and

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

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•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

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In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

•	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan;

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

•	The frequency and timing of the company’s share buybacks;

•	The use of per-share metrics in incentive plans;

•	The effect of recent buybacks on incentive metric results and payouts; and

•	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

•	The new quorum threshold requested;

•	The rationale presented for the reduction;

•	The market capitalization of the company (size, inclusion in indices);

•	The company’s ownership structure;

•	Previous voter turnout or attempts to achieve quorum;

•	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

•	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

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Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

7.	Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

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•	The company’s standards are comparable to industry peers; and

•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

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Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report;

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

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•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

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Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan[23], taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

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Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

•	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

•	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

•	The company’s established process or framework for addressing racial inequity and discrimination internally;

•	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

•	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

•	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

•	The company’s track record in recent years of racial justice measures and outreach externally; and

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

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•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

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•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

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•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

•	The scope and prescriptive nature of the proposal;

•	The company’s current level of disclosure regarding its environmental and social performance and governance;

•	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

•	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

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•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

•	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

•	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

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Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

•	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

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Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

•

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

•

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

•	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.

•	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

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Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which the fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

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Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non- fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

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Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

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UNITED STATES PROXY VOTING GUIDELINES

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

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Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

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PART C. OTHER INFORMATION

Item 28. Exhibits

a.	Amended and Restated Agreement and Declaration of Trust of Blackstone Alternative Investment Funds (the “Registrant”), dated August 26, 2016 (“Declaration of Trust”).[13]

b.	Amended and Restated By-Laws of the Registrant, effective as of September 10, 2012 (“By-Laws”).[1]

c.	See Article III (Shares), Article IV (Trustees), Article V (Shareholders’ Voting Powers and Meetings), Article VIII (Indemnification) and Article IX (Miscellaneous) of the Declaration of Trust of the Registrant and Article 10 (Shareholders’ Voting Powers and Meetings) of the By-Laws of the Registrant.

d.1	Investment Management Agreement between the Registrant, on behalf of Blackstone Alternative Multi-Strategy Fund (“Multi-Strategy Fund,” or the “Fund”), and Blackstone Alternative Investment Advisors LLC (“BAIA”).[5]

(i) Form of Amendment No. 1 to the Investment Management Agreement between the Registrant, on behalf of Multi-Strategy Fund, and BAIA.[5]

d.2	Investment Management Agreement between Blackstone Alternative Multi-Strategy Sub Fund II Ltd., a wholly-owned subsidiary of Multi-Strategy Fund, and BAIA.[5]

(i) Amendment No. 1 to the Investment Management Agreement between the Registrant, on behalf of Multi-Strategy Fund Sub Fund II Ltd., and BAIA.[13]

d.3	Investment Management Agreement between Blackstone Alternative Multi-Strategy Sub Fund III L.L.C., a wholly-owned subsidiary of Multi-Strategy Fund, and BAIA.[5]

(i) Amendment No. 1 to the Investment Management Agreement between the Registrant, on behalf of Multi-Strategy Fund Sub Fund III L.L.C., and BAIA.[13]

d.4	Investment Management Agreement between Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C., a wholly-owned subsidiary of Multi-Strategy Fund, and BAIA.[5]

(i) Amendment No. 1 to the Investment Management Agreement between the Registrant, on behalf of Multi-Strategy Fund Sub Fund IV L.L.C., and BAIA.[13]

d.5	First Amended and Restated Investment Sub-Advisory Agreement between BAIA and Bayview Asset Management, LLC (“Bayview”) for services to Multi-Strategy Fund.[22]

d.6	Fourth Amended & Restated Investment Sub-Advisory Agreement between BAIA and D. E. Investment Management, L.L.C. (“DESIM”), for services to Multi-Strategy Fund.[18]

d.7	First Amended & Restated Investment Sub-Advisory Agreement between BAIA and Caspian Capital LP (“Caspian”) for services to Multi-Strategy Fund.[17]

d.8	Amended & Restated Investment Sub-Advisory Agreement between BAIA and Mesarete Capital LLP (“Mesarete”) for services to Multi-Strategy Fund.[24]

d.9	Second Amended and Restated Investment Sub-Advisory Agreement between BAIA and Jasper Capital Hong Kong Limited (“Jasper”) for services to Multi-Strategy Fund.[24]

d.10	[Reserved]

d.11	[Reserved]

d.12	Investment Sub-Advisory Agreement between BAIA and Fir Tree Capital Management LP (“Fir Tree”), for services to Multi-Strategy Fund.[24]

d.13	Second Amended & Restated Investment Sub-Advisory Agreement between BAIA and Two Sigma Advisers, LP (“Two Sigma”) for services to Multi-Strategy Fund.[17]

d.14	First Amended & Restated Investment Sub-Advisory Agreement between BAIA and Waterfall Asset Management, LLC (“Waterfall”) for services to Multi-Strategy Fund.[22]

d.15	First Amended & Restated Investment Sub-Advisory Agreement between BAIA and Nephila Capital Ltd. (“Nephila”) for services to Multi-Strategy Fund.[20]

d.16	Investment Sub-Advisory Agreement between BAIA and Magnetar Asset Management LLC (“Magnetar”) for services to Multi-Strategy Fund.[24]

d.17	Investment Sub-Advisory Agreement between BAIA and Blackstone Real Estate Special Situations Advisors L.L.C. (“BRESSA”) for services to Multi-Strategy Fund.[17]

d.18	Fifth Amended & Restated Investment Sub-Advisory Agreement between BAIA and Endeavour Capital Advisors Inc. (“Endeavour”) for services to Multi-Strategy Fund.[20]

d.19	Amended & Restated Investment Sub-Advisory Agreement between BAIA and Mariner Investment Group, LLC (“Mariner”) for services to Multi-Strategy Fund.[24]

d.20	Second Amended & Restated Investment Sub-Advisory Agreement between BAIA and Blackstone Liquid Credit Strategies LLC (“BX LCS”) for services to Multi-Strategy Fund.[20]

d.21	Investment Sub-Advisory Agreement between BAIA and Sage Rock Capital Management LP (“Sage Rock”) for services to Multi-Strategy Fund.[17]

d.22	Investment Sub-Advisory Agreement between BAIA and Seiga Asset Management Limited (“Seiga”) for services to Multi-Strategy Fund.[20]

d.23	First Amended & Restated Investment Sub-Advisory Agreement between BAIA and Clear Sky Advisers, LLC (“Clear Sky”) for services to Multi-Strategy Fund.[23]

d.24	Investment Sub-Advisory Agreement between BAIA and Bayforest Capital Limited (“Bayforest”) for services to Multi-Strategy Fund.[22]

d.25	Investment Sub-Advisory Agreement between BAIA and TrailStone Commodity Trading US, LLC (“TrailStone”) for services to Multi-Strategy Fund.[20]

d.26	Amended & Restated Investment Sub-Advisory Agreement between BAIA and Aperture Investors, LLC (“Aperture”) for services to Multi-Strategy Fund.[22]

d.27	Investment Sub-Advisory Agreement between BAIA and Fort Baker Capital Management LP (“Fort Baker”) for services to Multi-Strategy Fund.[24]

d.28	Investment Sub-Advisory Agreement between BAIA and Melqart Asset Management (UK) Limited (“Melqart”) for services to Multi-Strategy Fund.[24]

d.29	Investment Sub-Advisory Agreement between BAIA and Merritt Point Partners LLC (“Merritt Point”) for services to Multi-Strategy Fund.[24]

d.30	Investment Sub-Advisory Agreement between BAIA and North Reef Capital Management LP (“North Reef”) for services to Multi-Strategy Fund.[24]

d.31	Investment Sub-Advisory Agreement between BAIA and Seven Grand Managers LLC (“Seven Grand”) for services to Multi-Strategy Fund.[24]

e.	Distribution Agreement between the Registrant and Blackstone Securities Partners L.P. (formerly known as Blackstone Advisory Partners L.P.) (“BSP”) dated June 28, 2013, as amended.[6]

f.	None.

g.1	Master Custodian Agreement between the Registrant, on behalf of Blackstone Alternative Multi-Manager Fund (“Multi-Manager Fund”), and State Street Bank and Trust Company (“State Street”), dated May 7, 2013 (the “Master Custodian Agreement”).[2]

(i) Letter Amendment to the Master Custodian Agreement, dated April 29, 2014.[6]

(ii) Amendment to the Master Custodian Agreement, dated August 27, 2016.[14]

g.2	Custody Agreement between the Registrant, on behalf of Multi-Strategy Fund, and U.S. Bank National Association.[20]

h.1	Form of Transfer Agency and Service Agreement between the Registrant, on behalf of Multi-Manager Fund, and State Street.[2]

(i) Letter Amendment to the Transfer Agency and Service Agreement between the Registrant and State Street, dated April 29, 2014.[6]

(ii) Form of Amendment Number 1 to Transfer Agency and Service Agreement between the Registrant and State Street.[13]

(iii) Form of Amendment to Transfer Agency and Service Agreement between the Registrant and State Street.[13]

h.2	Form of Administration Agreement between the Registrant, on behalf of Multi-Manager Fund, and State Street.[2]

(i) Letter Amendment to the Administration Agreement between the Registrant and State Street, dated April 29, 2014.[6]

(ii) Form of Amendment to Administration Agreement between the Registrant and State Street.[13]

(iii) Amendment to Administration Agreement between Registrant and State Street.[16]

h.3	Expense Limitation and Reimbursement Agreement between the Registrant, on behalf of Multi-Strategy Fund, and BAIA.[24]

h.4	Form of Securities Lending Authorization Agreement between the Registrant, on behalf of Multi-Strategy Fund and State Street Bank.[6]

(i) Form of Securities Lending and Services Agreement between the Registrant, on behalf of Multi-Strategy Fund, Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III L.L.C., Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C., and State Street.[11]

h.5	Form of Service Agreement between DST Asset Manager Solutions, Inc. (“DST”) and the Registrant.[16]

h.6	Service Agreement between Bloomberg Finance L.P. (“Bloomberg”) and the Registrant, on behalf of Multi-Strategy Fund.[22]

i.	Opinion and Consent of Ropes & Gray LLP.[6]

j.	Consent of Independent Registered Public Accounting Firm – filed herewith.

k	None.

l.	None.

m.	Distribution and Service Plan.[7]

(i) Amended and Restated Distribution and Service Plan.[10]

n.	Rule 18f-3 Plan.[7]

o.	[Reserved]

p.1	Code of Ethics of the Registrant.[18]

p.2	Code of Ethics of BAIA, BX LCS, and BRESSA.[24]

p.3	Code of Ethics of Jasper.[22]

p.4	Code of Ethics of Caspian.[21]

p.5	Code of Ethics of Mesarete.[22]

p.6	Code of Ethics of DESIM – filed herewith.

p.7	[Reserved]

p.8	Code of Ethics of Fir Tree.[24]

p.9	Code of Ethics of Nephila Capital Ltd.[17]

p.10	Code of Ethics of Two Sigma.[20]

p.11	Code of Ethics of BSP.[2]

p.12	Code of Ethics of Bayview – filed herewith.

p.13	[Reserved]

p.14	Code of Ethics of Waterfall.[24]

p.15	Code of Ethics of Magnetar.[24]

p.16	Code of Ethics of Endeavour.[22]

p.17	Code of Ethics of Mariner.[22]

p.18	Code of Ethics of TrailStone.[20]

p.19	Code of Ethics of Sage Rock.[24]

p.20	Code of Ethics of Seiga – filed herewith.

p.21	Code of Ethics of Clear Sky – filed herewith.

p.22	Code of Ethics of Bayforest.[22]

p.23	Code of Ethics of Aperture.[22]

p.24	Code of Ethics of Fort Baker.[24]

p.25	Code of Ethics of Melqart.[24]

p.26	Code of Ethics of Merritt Point.[24]

p.27	Code of Ethics of North Reef.[24]

p.28	Code of Ethics of Seven Grand.[24]

q.1	Power of Attorney for the Registrant (Brown, Coates, Koffler, Lawler, Leopold).[1]

q.2	Power of Attorney for the Registrant (Gilbert).[12]

q.3	Power of Attorney for Blackstone Alternative Multi-Manager Sub Fund II Ltd. and Blackstone Alternative Multi-Strategy Sub Fund II Ltd.[8]

q.4	Power of Attorney for Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (Brown, Lawler, Leopold).[12]

q.5	Power of Attorney for Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (Gilbert).[12]

q.6	Power of Attorney for Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (Coates).[21]

1.

Previously filed with the SEC as part of Pre-Effective Amendment No. 2 to the Registration Statement under the 1933 Act and Amendment No. 2 to the Registration Statement under the Investment Company Act of 1940, as amended (the “1940 Act”), on April 25, 2013, and hereby incorporated by reference.

2.

Previously filed with the SEC as part of Pre-Effective Amendment No. 3 to the Registration Statement under the 1933 Act and Amendment No. 3 to the Registration Statement under the 1940 Act on June 28, 2013, and hereby incorporated by reference.

3.

Previously filed with the SEC as part of Pre-Effective Amendment No. 4 to the Registration Statement under the 1933 Act and Amendment No. 4 to the Registration Statement under the 1940 Act on July 15, 2013, and hereby incorporated by reference.

4.

Previously filed with the SEC as part of Post-Effective Amendment No. 2 to the Registration Statement under the 1933 Act and Amendment No. 6 to the Registration Statement under the 1940 Act on November 26, 2013, and hereby incorporated by reference.

5.

Previously filed with the SEC as part of Post-Effective Amendment No. 5 to the Registration Statement under the 1933 Act and Amendment No. 9 to the Registration Statement under the 1940 Act on May 30, 2014, and hereby incorporated by reference.

6.

Previously filed with the SEC as part of Post-Effective Amendment No. 6 to the Registration Statement under the 1933 Act and Amendment No. 10 to the Registration Statement under the 1940 Act on June 3, 2014, and hereby incorporated by reference.

7.

Previously filed with the SEC as part of Post-Effective Amendment No. 13 to the Registration Statement under the 1933 Act and Amendment No. 17 to the Registration Statement under the 1940 Act on August 29, 2014, and hereby incorporated by reference.

8.

Previously filed with the SEC as part of Post-Effective Amendment No. 15 to the Registration Statement under the 1933 Act and Amendment No. 19 to the Registration Statement under the 1940 Act on November 26, 2014, and hereby incorporated by reference.

9.

Previously filed with the SEC as part of Post-Effective Amendment No. 16 to the Registration Statement under the 1933 Act and Amendment No. 20 to the Registration Statement under the 1940 Act on May 29, 2015, and hereby incorporated by reference.

10.

Previously filed with the SEC as part of Post-Effective Amendment No. 17 to the Registration Statement under the 1933 Act and Amendment No. 21 to the Registration Statement under the 1940 Act on July 29, 2015, and hereby incorporated by reference.

11.

Previously filed with the SEC as part of Post-Effective Amendment No. 19 to the Registration Statement under the 1933 Act and Amendment No. 23 to the Registration Statement under the 1940 Act on November 24, 2015, and hereby incorporated by reference.

12.

Previously filed with the SEC as part of Post-Effective Amendment No. 20 to the Registration Statement under the 1933 Act and Amendment No. 24 to the Registration Statement under the 1940 Act on July 28, 2016, and hereby incorporated by reference.

13.

Previously filed with the SEC as part of Post-Effective Amendment No. 22 to the Registration Statement under the 1933 Act and Amendment No. 26 to the Registration Statement under the 1940 Act on May 30, 2017, and hereby incorporated by reference.

14.

Previously filed with the SEC as part of Post-Effective Amendment No. 23 to the Registration Statement under the 1933 Act and Amendment No. 27 to the Registration Statement under the 1940 Act on July 28, 2017, and hereby incorporated by reference.

15.

Previously filed with the SEC as part of Post-Effective Amendment No. 25 to the Registration Statement under the 1933 Act and Amendment No. 29 to the Registration Statement under the 1940 Act on May 31, 2018, and hereby incorporated by reference.

16.

Previously filed with the SEC as part of Post-Effective Amendment No. 26 to the Registration Statement under the 1933 Act and Amendment No. 30 to the Registration Statement under the 1940 Act on July 27, 2018, and hereby incorporated by reference.

17.

Previously filed with the SEC as part of Post-Effective Amendment No. 28 to the Registration Statement under the 1933 Act and Amendment No. 32 to the Registration Statement under the 1940 Act on May 31, 2019, and hereby incorporated by reference.

18.

Previously filed with the SEC as part of Post-Effective Amendment No. 31 to the Registration Statement under the 1933 Act and Amendment No. 35 to the Registration Statement under the 1940 Act on May 29, 2020, and hereby incorporated by reference.

19.

Previously filed with the SEC as part of Post-Effective Amendment No. 32 to the Registration Statement under the 1933 Act and Amendment No. 36 to the Registration Statement under the 1940 Act on July 30, 2020, and hereby incorporated by reference.

20.

Previously filed with the SEC as part of Post-Effective Amendment No. 34 to the Registration Statement under the 1933 Act and Amendment No. 38 to the Registration Statement under the 1940 Act on May 27, 2021, and hereby incorporated by reference.

21.

Previously filed with the SEC as part of Post-Effective Amendment No. 35 to the Registration Statement under the 1933 Act and Amendment No. 39 to the Registration Statement under the 1940 Act on July 29, 2021, and hereby incorporated by reference.

22.

Previously filed with the SEC as part of Post-Effective Amendment No. 36 to the Registration Statement under the 1933 Act and Amendment No. 40 to the Registration Statement under the 1940 Act on May 27, 2022, and hereby incorporated by reference.

23.

Previously filed with the SEC as part of Post-Effective Amendment No. 37 to the Registration Statement under the 1933 Act and Amendment No. 41 to the Registration Statement under the 1940 Act on July 29, 2022, and hereby incorporated by reference.

24.

Previously filed with the SEC as part of Post-Effective Amendment No. 38 to the Registration Statement under the 1933 Act and Amendment No. 42 to the Registration Statement under the 1940 Act on May 26, 2023, and hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

Controlling Fund	Persons Controlled(a)	Nature of Control
Blackstone Alternative Multi-Strategy Fund	Blackstone Alternative Multi-Strategy Sub Fund II Ltd. (b)	100% ownership
	Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. (c)	100% ownership
	Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (c)	100% ownership

(a)	Included in the controlling Fund’s consolidated financial statements.
(b)	Organized under the laws of the Cayman Islands.
(c)	Organized under the laws of the State of Delaware.

Item 30. Indemnification

Reference is made to Article VIII (Indemnification) of the Registrant’s Declaration of Trust, which is incorporated by reference herein. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

BAIA is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund” and “Investment Management and Other Services,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of BAIA during the last two fiscal years is incorporated by reference to Form ADV filed by BAIA with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-77791).

Aperture serves as sub-adviser to the Fund. Aperture is primarily engaged in the investment management business. Information about the officers and members of Aperture is included in its Form ADV filed with the SEC (registration number 801-113983) and this information, and only this information, is incorporated herein by reference.

Bayforest serves as sub-adviser to the Fund. Bayforest is primarily engaged in the investment management business. Outside of the business of Bayforest, the persons who are officers and partners of Bayforest do not serve as officers, directors or partners for any other company.

Bayview serves as sub-adviser to the Fund. Bayview is primarily engaged in the investment management business. Information about the officers and members of Bayview is included in its Form ADV filed with the SEC (registration number 801-73638) and this information, and only this information, is incorporated herein by reference.

BX LCS serves as sub-adviser to the Fund. BX LCS is primarily engaged in the investment management business. Information about the officers and members of BX LCS is included in its Form ADV filed with the SEC (registration number 801-68243) and this information, and only this information, is incorporated herein by reference.

BRESSA serves as sub-adviser to the Fund. BRESSA is primarily engaged in the investment management business. Information about certain officers and members of BRESSA is included in its Form ADV filed with the SEC (registration number 801-68749) and this information, and only this information, is incorporated herein by reference.

Caspian serves as sub-adviser to the Fund. Caspian is primarily engaged in the investment management business. Information about the general partner of Caspian is included in its Form ADV filed with the SEC (registration number 801-72238) and this information, and only this information, is incorporated herein by reference.

Clear Sky serves as sub-adviser to the Fund. Clear Sky is primarily engaged in the investment management business. Information about the officers and members of Clear Sky is included in its Form ADV filed with the SEC (registration number 801-119985) and this information, and only this information, is incorporated herein by reference.

DESIM serves as sub-adviser to the Fund. DESIM is primarily engaged in the investment management business. Information about the officers and members of DESIM is included in its Form ADV filed with the SEC (registration number 801-64222) and this information, and only this information, is incorporated herein by reference.

Endeavour serves as sub-adviser to the Fund. Endeavour is primarily engaged in the investment management business. Information about the officers and partners of Endeavour is included in its Form ADV filed with the SEC (registration number 801-73984) and this information, and only this information, is incorporated herein by reference.

Fir Tree serves as sub-adviser to the Fund. Fir Tree is primarily engaged in the investment management business. Information about the officers and partners of Fir Tree is included in its Form ADV filed with the SEC (registration number 801-73273) and this information, and only this information, is incorporated herein by reference.

Fort Baker serves as sub-adviser to the Fund. Fort Baker is primarily engaged in the investment management business. Information about the officers and members of Fort Baker is included in its Form ADV filed with the SEC (registration number 801-112796) and this information, and only this information, is incorporated herein by reference.

Jasper serves as sub-adviser to the Fund. Jasper is primarily engaged in the investment management business. Information about the officers and partners of Jasper is included in its Form ADV filed with the SEC (registration number 801-118960) and this information, and only this information, is incorporated herein by reference.

Magnetar serves as sub-adviser to the Fund. Magnetar is primarily engaged in the investment management business. Information about the officers and members of Magnetar is included in its Form ADV filed with the SEC (registration number 801-108902) and this information, and only this information, is incorporated herein by reference.

Mariner serves as sub-adviser to the Fund. Mariner is primarily engaged in the investment management business. Information about the officers and members of Mariner is included in its Form ADV filed with the SEC (registration number 801-62016) and this information, and only this information, is incorporated herein by reference.

Melqart serves as sub-adviser to the Fund. Melqart is primarily engaged in the investment management business. Information about the officers and members of Melqart is included in its Form ADV filed with the SEC (registration number 801-126213) and this information, and only this information, is incorporated herein by reference.

Merritt Point serves as sub-adviser to the Fund. Merritt Point is primarily engaged in the investment management business. Information about the officers and members of Merritt Point is included in its Form ADV filed with the SEC (registration number 802-115088) and this information, and only this information, is incorporated herein by reference.

Mesarete serves as sub-adviser to the Fund. Mesarete is primarily engaged in the investment management business. Information about the officers and members of Mesarete is included in its Form ADV filed with the SEC (registration number 801-121562) and this information, and only this information, is incorporated herein by reference.

Nephila serves as sub-adviser to the Fund. Nephila is primarily engaged in the investment management business. Information about the officers and partners of Nephila is included in its Form ADV filed with the SEC (registration number 801-63514) and this information, and only this information, is incorporated herein by reference.

North Reef serves as sub-adviser to the Fund. North Reef is primarily engaged in the investment management business. Information about the officers and members of North Reef is included in its Form ADV filed with the SEC (registration number 801-126191) and this information, and only this information, is incorporated herein by reference.

Sage Rock serves as sub-adviser to the Fund. Sage Rock is primarily engaged in the investment management business. Information about the officers and members of Sage Rock is included in its Form ADV filed with the SEC (registration number 801-114963) and this information, and only this information, is incorporated herein by reference.

Seiga serves as sub-adviser to the Fund. Seiga is primarily engaged in the investment management business. Information about the officers and partners of Seiga is included in its Form ADV filed with the SEC (registration number 801-119246) and this information, and only this information, is incorporated herein by reference.

Seven Grand serves as sub-adviser to the Fund. Seven Grand is primarily engaged in the investment management business. Information about the officers and members of Seven Grand is included in its Form ADV filed with the SEC (registration number 801-126147) and this information, and only this information, is incorporated herein by reference.

TrailStone serves as sub-adviser to the Fund. TrailStone is primarily engaged in the energy trading business. Outside of the business of TrailStone, the persons who are officers and partners of TrailStone do not serve as officers, directors or partners for any other company.

Two Sigma serves as sub-adviser to the Fund. Two Sigma is primarily engaged in the investment management business. Information about the officers and members of Two Sigma is included in its Form ADV filed with the SEC (registration number 801-71110) and this information, and only this information, is incorporated herein by reference.

Waterfall serves as sub-adviser to the Fund. Waterfall is primarily engaged in the investment management business. Information about the officers and members of Waterfall is included in its Form ADV filed with the SEC (registration number 801-65087) and this information, and only this information, is incorporated herein by reference.

Item 32.	Principal Underwriter

(a) BSP, principal underwriter to Multi-Strategy Fund, also serves as principal underwriter for the following investment companies registered under the 1940 Act: Blackstone Real Estate Income Trust, Blackstone Mortgage Trust, Blackstone Private Credit Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, and Blackstone/GSO Floating Rate Enhanced Income Fund.

(b) The following table sets forth information concerning each director and officer of the Fund’s principal underwriter, BSP:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Stephen A. Schwarzman 345 Park Ave. New York, NY, 10154	Chairman and Chief Executive Officer	N/A

David Payne 345 Park Ave. New York, NY, 10154	Chief Financial Officer, Principal Financial Officer, Principal Operations Officer, Financial & Operations Principal (FinOp)	N/A

Anthony DeRose 345 Park Ave. New York, NY, 10154	Chief Compliance Officer	N/A

(c) The Fund has no principal underwriter who is not an affiliated person or an affiliated person of an affiliated person of the Fund.

Item 33. Location of Accounts and Records

The accounts, books, and other documents required to be maintained by the Registrant, on behalf of the Fund, pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, will be maintained, in whole or in part, at the offices of the Fund’s adviser, administrator, or sub-advisers, as relevant:

(a)	BAIA, 345 Park Avenue, 28th Floor, New York, NY 10154.

(b)	State Street Bank and Trust Company, 1 Congress Street, Boston, MA 02114.

(c)	U.S. Bank National Association, 425 Walnut Street, Cincinnati, OH 45202.

(d)	Aperture Investors, LLC, 250 West 55th Street, 30th Floor, New York, NY 10019.

(e)	Bayforest Capital Limited, 48 Dover Street, W1S4FF, United Kingdom.

(f)	Bayview Asset Management, LLC, 4425 Ponce de Leon Boulevard, Coral Gables, FL 33146.

(g)	Blackstone Liquid Credit Strategies LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

(h)	Blackstone Real Estate Special Situations Advisors L.L.C., 345 Park Avenue, 24th Floor, New York, NY 10154.

(i)	Caspian Capital LP, 10 East 53rd Street, 35th Floor, New York, NY 10022.

(j)	Clear Sky Advisers, LLC, 50 Briar Hollow Lane, Suite 450W, Houston, TX 77027.

(k)	D. E. Shaw Investment Management, L.L.C., 1166 Avenue of the Americas, Ninth Floor, New York, NY 10036.

(l)	Endeavour Capital Advisors Inc., 410 Greenwich Avenue, Greenwich, CT 06830.

(m)	Fir Tree Capital Management LP, 500 Fifth Avenue, 9th Floor, New York, NY 10110.

(n)	Fort Baker Capital Management LP, 700 Larkspur Landing Circle, Suite 275, Larkspur, CA 94939.

(o)	Jasper Capital Hong Kong Limited, Golden Centre, Unit 1701, 17/F, 188 Des Voeux Road, Central, Hong Kong Island.

(p)	Magnetar Asset Management LLC, 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201.

(q)	Mariner Investment Group, LLC, 500 Mamaroneck Avenue, Suite 405, Harrison, NY 10528.

(r)	Melqart Asset Management (UK) Limited, 5 St James’s Square, London, SW1Y 4JU, United Kingdom.

(s)	Merritt Point Partners LLC, 1999 Harrison Street, Suite 1800, Oakland, CA 94612.

(t)	Mesarete Capital LLP, First Floor, Grafton House, 2-3 Golden Square, London, W1F 9HR, United Kingdom.

(u)	Nephila Capital Ltd., Victoria Place, 3rd Floor West, 31 Victoria Street, Hamilton, HM 10, Bermuda.

(v)	North Reef Capital Management LP, 1833 South Coast Highway, Suite 210, Laguna Beach, CA, 92651.

(w)	Sage Rock Capital Management LP, 60 East 42nd Street, New York, NY 10165.

(x)	Seiga Asset Management Limited, Suite 2003A, The Centrium, 60 Wyndham Street, Central Hong Kong.

(y)	Seven Grand Managers LLC, 81 Pondfield Road, Suite C302, Bronxville, NY 10708.

(z)	TrailStone Commodity Trading US, LLC, 1601 South MoPac Expressway, #D45, Austin, Texas 78746.

(aa)	Two Sigma Advisers, LP, 100 Avenue of the Americas, 16th Floor, New York, NY 10013.

(bb)	Waterfall Asset Management, LLC, 1251 Avenue of the Americas, 50th Floor, New York, NY 10020.

Item 34. Management Services

None.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York as of the 28th day of July, 2023.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

By:	/s/ Brian F. Gavin
Name:	Brian F. Gavin
Title:	Co-President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated:

Signature	Title	Date

John M. Brown*	Trustee	July 28, 2023
John M. Brown

Frank J. Coates*	Trustee	July 28, 2023
Frank J. Coates

Peter M. Gilbert*	Trustee	July 28, 2023
Peter M. Gilbert

Paul J. Lawler*	Trustee	July 28, 2023
Paul J. Lawler

Kristen M. Leopold*	Trustee	July 28, 2023
Kristen M. Leopold

/s/ Peter Koffler	Trustee and Co-President (Co-Principal Executive Officer)	July 28, 2023
Peter Koffler

/s/ Brian F. Gavin	Co-President (Co-Principal Executive Officer)	July 28, 2023
Brian F. Gavin

/s/ Thomas Procida	Treasurer (Principal Financial and Accounting Officer)	July 28, 2023
Thomas Procida

*By:	/s/ Brian F. Gavin
Brian F. Gavin**
**Attorney-in-Fact pursuant to a Power of Attorney

Date: July 28, 2023

SIGNATURES

Blackstone Alternative Multi-Strategy Sub Fund II Ltd. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 28th day of July, 2023.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND II LTD.

By:	Sean Flynn*
Name:	Sean Flynn
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated:

Signature	Title	Date

Sean Flynn* Sean Flynn	Director	July 28, 2023

Patrick Harrigan* Patrick Harrigan	Director	July 28, 2023

*By:	/s/ Brian F. Gavin
Brian F. Gavin**
**Attorney-in-Fact pursuant to a Power of Attorney

Date: July 28, 2023

SIGNATURES

Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 28th day of July, 2023.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND III L.L.C.

By:	Frank J. Coates*
Name:	Frank J. Coates
Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated:

Signature	Title	Date

Frank J. Coates*	Manager	July 28, 2023
Frank J. Coates

Peter M. Gilbert*	Manager	July 28, 2023
Peter M. Gilbert

Paul J. Lawler*	Manager	July 28, 2023
Paul J. Lawler

Kristen M. Leopold*	Manager	July 28, 2023
Kristen M. Leopold

*By:	/s/ Brian F. Gavin
Brian F. Gavin**
**Attorney-in-Fact pursuant to a Power of Attorney

Date: July 28, 2023

SIGNATURES

Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 28th day of July, 2023.

BLACKSTONE ALTERNATIVE MULTI-STRATEGY SUB FUND IV L.L.C.

By:	Frank J. Coates*
Name:	Frank J. Coates
Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated:

Signature	Title	Date

Frank J. Coates*	Manager	July 28, 2023
Frank J. Coates

Peter M. Gilbert*	Manager	July 28, 2023
Peter M. Gilbert

Paul J. Lawler*	Manager	July 28, 2023
Paul J. Lawler

Kristen M. Leopold*	Manager	July 28, 2023
Kristen M. Leopold

*By:	/s/ Brian F. Gavin
Brian F. Gavin**
**Attorney-in-Fact pursuant to a Power of Attorney

Date: July 28, 2023

EXHIBIT INDEX

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Exhibit Ref.	Title of Exhibit

j	Consent of Independent Registered Public Accounting Firm

p.6	Code of Ethics of DESIM

p.12	Code of Ethics of Bayview

p.20	Code of Ethics of Seiga

p.21	Code of Ethics of Clear Sky.